UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08004

AMG Funds IV

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 - October 31, 2018

(Annual Shareholder Report)

Item 1. Reports to Stockholders.

ANNUAL REPORT

AMG Funds

October 31, 2018

AMG Funds

Class N, I, R & Z Shares

Equity

Fixed Income

Alternative

International

amgfunds.com	103118	AR082

AMG Funds

Annual Report — October 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K U.S. Small Cap Growth Fund	60

AMG Managers DoubleLine Core Plus Bond Fund	65

AMG Managers Lake Partners LASSO Alternatives Fund	89

AMG River Road Long-Short Fund	94

AMG Managers Guardian Capital Global Dividend Fund	101

AMG Managers Pictet International Fund	108

AMG Managers Value Partners Asia Dividend Fund	117

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	125

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	133

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	137

Detail of changes in assets for the past two fiscal years

Financial Highlights	143

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	189

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	212

OTHER INFORMATION	214

TRUSTEES AND OFFICERS	215

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	218

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended October 31, 2018, was a period of mixed results for global financial markets. The global economic expansion supported strong investor sentiment early in the year before giving way to higher volatility amid a backdrop of tightening monetary policy and uncertainty around global trade policy. U.S. equities were resilient despite the volatility as the S&P 500® Index, a broad gauge of U.S. equity performance, returned 7.35% over the full fiscal year. The U.S. bull market continued into its 10th year having gained 390% since the market bottom on March 9, 2009.

Economic conditions outside the U.S. have been mixed. At the European Central Bank’s (ECB) most recent monetary policy meeting, the governing council confirmed that the European economy showed signs of continued, though slightly slower, growth and inflation progressing toward its target level. After nine months of strength, global economic growth began to show signs of deceleration in the third quarter of 2018. Although the Purchasing Managers Index, a leading economic indicator, remained slightly above the all-important level of 50 for the five largest global economies, only the United States increased from one year prior. Global interest rate policies remain accommodative, but the ECB has continued on its path to conclude its bond buying program at the end of 2018 and the Bank of England increased its target rate.

Nine of eleven economic sectors of the S&P 500® Index were positive during the 12-month reporting period, but there was significant dispersion in performance across sectors. Information technology, consumer discretionary, and healthcare all ended the period with positive double-digit returns of 16.70%, 15.69%, and 11.32%, respectively. Financials, industrials, and materials significantly lagged the broader benchmark with returns of 0.66%, (1.09)%, and (9.53)%, respectively. Overall, corporate earnings in the third quarter were better than expected with 78% of the companies in the S&P 500® Index beating the consensus earnings per share estimate.1 Growth stocks continued to outperform value with returns of 10.71% and 3.03% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities and emerging markets demonstrated significantly weaker returns, with the MSCI All Country World Index ex-USA and MSCI Emerging Markets Index returning (8.24)% and (12.52)%, respectively, in the 12 months ending October 31, 2018. Two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Concurrently, the U.S. Dollar strengthened against most major global currencies, particularly in emerging markets, where those with large current account deficits faced significant pressure adding to the drag on performance for emerging markets.

Tightening U.S. Federal Reserve policy and higher interest rates eroded the performance of bonds. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, turned negative with (2.05)% return for the 12 months ending October 31, 2018. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September despite market speculation that the December rate hike may not materialize. During the past year, the short end of the yield curve has risen faster than the longer end, resulting in the 2–10 year Treasury spread falling (0.5)%. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened over most of the fiscal year. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the period with a 0.97% return.

[1]	Source: FactSet, Based on the 74% of S&P 500® companies which had reported third quarter earnings as of November 2, 2018.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Average Annual Total Returns		Periods ended October 31, 2018*
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500® Index)	7.35%	11.52%	11.34%
Small Caps	(Russell 2000® Index)	1.85%	10.68%	8.01%
International	(MSCI All Country World Index ex USA)	(8.24)%	4.37%	1.63%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	(2.05)%	1.04%	1.83%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	0.97%	6.60%	4.68%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	(0.51)%	1.90%	3.25%
Treasury Bills	(BofA Merrill Lynch 6-Month U.S. Treasury Bill)	1.68%	1.05%	0.70%

*	Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2018	Expense Ratio for the Period	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Expenses Paid During the Period*
AMG Managers Fairpointe ESG Equity Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$952	$5.41
Class I	0.90%	$1,000	$953	$4.43
Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	0.90%	$1,000	$1,021	$4.58

Six Months Ended October 31, 2018	Expense Ratio for the Period	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Expenses Paid During the Period*
AMG River Road Focused Absolute Value Fund
Based on Actual Fund Return
Class N	1.00%	$1,000	$1,062	$5.20
Class I	0.75%	$1,000	$1,063	$3.90
Class Z	0.71%	$1,000	$1,063	$3.69
Based on Hypothetical 5% Annual Return
Class N	1.00%	$1,000	$1,020	$5.09
Class I	0.75%	$1,000	$1,021	$3.82
Class Z	0.71%	$1,000	$1,022	$3.62

About Your Fund’s Expenses (continued)

Six Months Ended October 31, 2018	Expense Ratio for the Period	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Expenses Paid During the Period*
AMG Managers Montag & Caldwell Growth Fund
Based on Actual Fund Return
Class N	1.12%	$1,000	$1,033	$5.74
Class I	0.96%	$1,000	$1,034	$4.92
Class R	1.46%	$1,000	$1,032	$7.48
Based on Hypothetical 5% Annual Return
Class N	1.12%	$1,000	$1,020	$5.70
Class I	0.96%	$1,000	$1,020	$4.89
Class R	1.46%	$1,000	$1,018	$7.43
AMG River Road Dividend All Cap Value Fund
Based on Actual Fund Return
Class N	1.11%	$1,000	$1,017	$5.64
Class I	0.83%	$1,000	$1,019	$4.22
Class Z	0.79%	$1,000	$1,018	$4.02
Based on Hypothetical 5% Annual Return
Class N	1.11%	$1,000	$1,020	$5.65
Class I	0.83%	$1,000	$1,021	$4.23
Class Z	0.79%	$1,000	$1,021	$4.02
AMG River Road Dividend All Cap Value Fund II
Based on Actual Fund Return
Class N	1.22%	$1,000	$1,022	$6.22
Class I	0.93%	$1,000	$1,024	$4.74
Class Z	0.86%	$1,000	$1,023	$4.39
Based on Hypothetical 5% Annual Return
Class N	1.22%	$1,000	$1,019	$6.21
Class I	0.93%	$1,000	$1,021	$4.74
Class Z	0.86%	$1,000	$1,021	$4.38

Six Months Ended October 31, 2018	Expense Ratio for the Period	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Expenses Paid During the Period*
AMG Managers Fairpointe Mid Cap Fund
Based on Actual Fund Return
Class N	1.13%	$1,000	$951	$5.56
Class I	0.88%	$1,000	$952	$4.33
Class Z	0.80%	$1,000	$953	$3.94
Based on Hypothetical 5% Annual Return
Class N	1.13%	$1,000	$1,020	$5.75
Class I	0.88%	$1,000	$1,021	$4.48
Class Z	0.80%	$1,000	$1,021	$4.08
AMG Managers LMCG Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.30%	$1,000	$1,036	$6.67
Class I	1.13%	$1,000	$1,037	$5.80
Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	1.13%	$1,000	$1,020	$5.75
AMG River Road Small-Mid Cap Value Fund
Based on Actual Fund Return
Class N	1.32%	$1,000	$1,033	$6.76
Class I	1.09%	$1,000	$1,035	$5.59
Class Z	1.04%	$1,000	$1,033	$5.33
Based on Hypothetical 5% Annual Return
Class N	1.32%	$1,000	$1,019	$6.72
Class I	1.09%	$1,000	$1,020	$5.55
Class Z	1.04%	$1,000	$1,020	$5.30
AMG River Road Small Cap Value Fund
Based on Actual Fund Return
Class N	1.36%	$1,000	$1,012	$6.90
Class I	1.11%	$1,000	$1,013	$5.63
Class Z	1.01%	$1,000	$1,013	$5.12
Based on Hypothetical 5% Annual Return
Class N	1.36%	$1,000	$1,018	$6.92
Class I	1.11%	$1,000	$1,020	$5.65
Class Z	1.01%	$1,000	$1,020	$5.14

About Your Fund’s Expenses (continued)

		Beginning	Ending	Expenses
	Expense	Account	Account	Paid
Six Months Ended	Ratio for	Value	Value	During
October 31, 2018	the Period	05/01/18	10/31/18	the Period*
AMG Managers Silvercrest Small Cap Fund
Based on Actual Fund Return
Class N	1.38%	$1,000	$969	$6.85
Class I	1.15%	$1,000	$970	$5.71
Class Z	1.08%	$1,000	$970	$5.36
Based on Hypothetical 5% Annual Return
Class N	1.38%	$1,000	$1,018	$7.02
Class I	1.15%	$1,000	$1,019	$5.85
Class Z	1.08%	$1,000	$1,020	$5.50
AMG GW&K U.S. Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.20%	$1,000	$993	$6.03
Class I	1.00%	$1,000	$996	$5.03
Class Z	0.90%	$1,000	$996	$4.53
Based on Hypothetical 5% Annual Return
Class N	1.20%	$1,000	$1,019	$6.11
Class I	1.00%	$1,000	$1,020	$5.09
Class Z	0.90%	$1,000	$1,021	$4.58
AMG Managers DoubleLine Core Plus Bond Fund
Based on Actual Fund Return
Class N	0.94%	$1,000	$1,000	$4.74
Class I	0.69%	$1,000	$1,002	$3.48
Class Z	0.61%	$1,000	$1,003	$3.08
Based on Hypothetical 5% Annual Return
Class N	0.94%	$1,000	$1,020	$4.79
Class I	0.69%	$1,000	$1,022	$3.52
Class Z	0.61%	$1,000	$1,022	$3.11
AMG Managers Lake Partners LASSO Alternatives Fund
Based on Actual Fund Return
Class N	1.40%	$1,000	$971	$6.96
Class I	1.15%	$1,000	$972	$5.72
Based on Hypothetical 5% Annual Return
Class N	1.40%	$1,000	$1,018	$7.12
Class I	1.15%	$1,000	$1,019	$5.85

		Beginning	Ending	Expenses
	Expense	Account	Account	Paid
Six Months Ended	Ratio for	Value	Value	During
October 31, 2018	the Period	05/01/18	10/31/18	the Period*
AMG River Road Long-Short Fund**
Based on Actual Fund Return
Class N	1.45%	$1,000	$992	$7.28
Class I	1.20%	$1,000	$993	$6.03
Class Z	1.12%	$1,000	$993	$5.63
Based on Hypothetical 5% Annual Return
Class N	1.45%	$1,000	$1,018	$7.37
Class I	1.20%	$1,000	$1,019	$6.11
Class Z	1.12%	$1,000	$1,020	$5.70
AMG Managers Guardian Capital Global Dividend Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$976	$5.48
Class I	1.05%	$1,000	$976	$5.23
Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	1.05%	$1,000	$1,020	$5.35
AMG Managers Pictet International Fund
Based on Actual Fund Return
Class N	1.30%	$1,000	$883	$6.17
Class I	1.04%	$1,000	$883	$4.94
Class Z	0.93%	$1,000	$884	$4.42
Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	1.04%	$1,000	$1,020	$5.30
Class Z	0.93%	$1,000	$1,021	$4.74
AMG Managers Value Partners Asia Dividend Fund
Based on Actual Fund Return
Class N	1.17%	$1,000	$824	$5.38
Class I	1.15%	$1,000	$824	$5.29
Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.96
Class I	1.15%	$1,000	$1,019	$5.85

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

**

Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 2.88%, 2.63% and 2.55% for Class N, Class I and Class Z, respectively, and your actual and hypothetical expenses paid during the period would be $14.46, $13.21 and $12.81, and $14.60, $13.34 and 12.93 for Class N, Class I and Class Z, respectively.

AMG Managers Fairpointe ESG Equity Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

The AMG Managers Fairpointe ESG Equity Fund (the “Fund”) Class N shares returned (2.73)% for the fiscal year ended October 31, 2018, underperforming the Russell 1000® Index, which returned 6.98%. The Fund’s strategy is characterized by a long-term view, a portfolio of high-conviction investments, a focus on purchasing securities at a significant discount to fair value, and a willingness to hold (and add to) positions through volatile markets.

As of September, Fairpointe Capital LLC is proud to be a signatory of the Principles for Responsible Investment (PRI). By signing this agreement, we formally acknowledge our commitment to incorporating ESG factors into our investment analysis and decision-making process. This commitment is an extension of our long-established active ownership and engagement with our portfolio companies.

The United Nations climate report published in October highlights the impending risks of increased greenhouse gases and temperatures around the world. The concern is very real, and we are already seeing the impact globally and in the U.S. with greater destruction from hurricanes, wild fires, and floods. These changes have already exacted significant costs and over time will lead to food shortages, health issues, and changes in migration patterns. A small set of fossil fuel producers are responsible for 71%1 of global emissions. None of these companies are held, and the Fund has a very low carbon footprint as measured by MSCI ESG Research LLC.

In terms of governance, there is an increasing emphasis on the diversity of corporate boards. As an example, in October California enacted a law requiring publicly traded companies that are headquartered in the state to have at least one woman on their boards by the end of 2019 (with higher numbers required over time). We believe goal setting will help encourage accountability by pushing companies to measure and report their progress. Research indicates that board diversity is highly correlated with improved shareholder value and company performance. Diversity on key committees, such as nominating and compensation, also contributes to improved governance. Of course, we scrutinize all board members for their qualifications. Of our 42 current holdings, all have at least one female director, and ten have surpassed the 30% target espoused by The Thirty Percent Coalition (founded in 2011 as a pioneer advocacy organization working for diversity in the corporate boardroom).

As portfolio managers of an ESG Fund, our objective is to find companies that have strong ESG characteristics and that will outperform the market over the long term. We work actively with management teams in order to assess their awareness of environmental, social, and corporate governance issues. For over ten years we have served as active shareholders who use proxy voting processes, as well as regular engagement with management, to support positive changes. Corporate diversity (both at the board level and management) is a key focus, along with our attention to environmental impact policies and demonstrated commitment to employee welfare.

FISCAL YEAR REVIEW

Market volatility continued in the fiscal year, as concerns about trade wars and the global economic outlook persisted. Overall, however, U.S. equities had a strong year, driven by robust earnings reports, tax cuts, and share buybacks. For the year, the Fund returned (2.73)%, lagging the Russell 1000® Index up 6.98%.

Our largest contributors were Hormel Foods Corporation (HRL), Akamai Technologies, Inc. (AKAM), Scholastic Corporation (SCHL), Cisco Systems, Inc. (CSCO), and Tractor Supply Company (TSCO).

Hormel produces meat and other food products, including brands Skippy, SPAM, Applegate, Justin’s nut butters, Wholly Guacamole, and Jennie-O turkeys. Despite headwinds in the markets for pork and turkey, Hormel has recorded increased earnings per share in 2018. For the fiscal year ending in October 2018 earnings per share are expected to be up more than 16% from fiscal 2017. The company is committed to increasing revenues and earnings through organic growth and acquisitions while maintaining a strong balance sheet. The stock moved up during the year as the company executed this plan. We believe corporate governance has improved dramatically with board changes, adoption of majority voting, and proxy access. The community and employee marks are high. Furthermore, the company has diversified its product line to include healthier food items.

Akamai Technologies has a network of internet servers located worldwide to provide content delivery and cloud infrastructure services to its customers. After an activist acquired the stock and the company conducted an internal strategic review resulting in a 5% headcount reduction, profitability improved throughout 2018. Although the legacy content delivery business has experienced a slowdown in revenue growth as some of the company’s largest customers have developed internal delivery networks, revenue from other clients continues to grow. Cloud security products have shown strong growth and now account for more than 20% of overall revenues. We rate Akamai highly on all three pillars of ESG with its strong corporate governance plus its usage of energy offsets with wind investments.

Scholastic performed well due to strong children’s books and education revenue gains in the quarter. A new series Dog Man has been on the New York Times Best Seller list. They have a strong franchise that generates stable recurring revenues. The company has a robust sustainable paper sourcing policy and has been proactive in addressing environmental concerns around deforestation. We believe management takes a long-term view and has very high stock ownership, which aligns interests with shareholders, although voting power is controlled by the Robinson family.

Detractors for the fiscal year were McDermott International, Inc. (MDR), General Electric Company (GE), Patterson Companies, Inc. (PDCO), International Business Machines Corporation (IBM), and Lions Gate Entertainment Corporation (LGF.B).

McDermott, an oil services provider, has declined due to persistent cost overruns on three large construction projects inherited as part of its acquisition of Chicago Bridge & Iron. The additional expenses have put pressure on McDermott’s balance sheet and delayed the paying down of debt related to the acquisition. It is our view that McDermott’s strong management team has taken the necessary steps to ensure the long-term successful integration of Chicago Bridge & Iron. We believe the combination creates a powerful, worldwide competitor with industry-leading onshore-offshore integration capabilities. McDermott scores well in our book for governance, employee treatment, and environmental impact. However, they are at risk for exposure to corruption in foreign operations due to their geographic footprint. The fund exited its position in McDermott during the period.

Our second greatest detractor for the period was General Electric. After disappointing results in the company’s power segment, a new CEO was named, Larry Culp, formerly a star performer at Danaher. We like the fact that his compensation is heavily weighted to stock appreciation. The other two core divisions of aviation and healthcare are performing

AMG Managers Fairpointe ESG Equity Fund

Portfolio Manager’s Comments (continued)

in line with expectations and are producing sustainable energy systems like digital wind farms, oxide fuel cells, and new locomotive engines with significantly reduced emissions. The ongoing restructuring does raise the potential for employee satisfaction.

Patterson Companies is the second largest dental products distributor and the largest animal health distributor in the U.S. Revenue has been pressured by a recent IT system implementation, which caused the sales force to divert efforts to customer service. The new CEO is conducting a strategic review of the company and has hired additional sales representatives. We believe he has a good grasp of the issues and has a plan to improve the lagging dental results. Patterson has a top score from us for its product safety and quality, strong corporate governance with good diversity on the board.

POSITIONING AND OUTLOOK- ATTRACTIVE FUNDAMENTALS

The valuation of the Fund continues to have a significant discount to that of the market—with a P/E of 13.6x 2019 projected earnings, compared to 15.1x for the Russell 1000® Index2.

Our stock purchases and sales remain guided by a fundamental bottom-up approach with a careful eye on valuation and long-term perspective. We integrate this fundamental investment analysis with our ESG evaluation with a focus on the carbon footprint and diversity within the company and board. We continue to believe that companies that behave responsibly with attractive valuations and sustained earnings will be recognized by the market over time.

[1]	United Nations
[2]	FactSet

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Fairpointe ESG Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Fairpointe ESG Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Fairpointe ESG Equity Fund’s Class N shares on December 24, 2014, to a $10,000 investment made in the Russell 1000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Fairpointe ESG Equity Fund, the Russell 1000® Index for the same time periods ended October 31, 2018.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Managers Fairpointe ESG Equity Fund2, [3,4,5,6,7,8]
Class N	(2.73%)	3.80%	12/24/14
Class I	(2.54%)	4.02%	12/24/14
Russell 1000® Index[9]	6.98%	9.10%	12/24/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[3]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, and lower trading volume, less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[6]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Fairpointe ESG Equity Fund Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	24.0
Consumer Discretionary	23.7
Industrials	14.8
Consumer Staples	14.5
Health Care	13.5
Financials	3.4
Short-Term Investments	2.5
Other Assets Less Liabilities	3.6

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Meredith Corp.	4.2
Juniper Networks, Inc.	4.1
Scholastic Corp.	4.0
Hormel Foods Corp.	3.9
TEGNA, Inc.	3.9
International Business Machines Corp.	3.5
Mattel, Inc.	3.3
Wabtec Corp.	3.3
Molson Coors Brewing Co., Class B	3.1
QUALCOMM, Inc.	3.1

Top Ten as a Group	36.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Fairpointe ESG Equity Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 93.9%
Consumer Discretionary - 23.7%
Lions Gate Entertainment Corp., Class B	16,100	$286,419
Magna International, Inc. (Canada)	4,600	226,504
Mattel, Inc.*	26,700	362,586
Meredith Corp.	8,850	456,306
The New York Times Co., Class A	7,900	208,560
Scholastic Corp.	9,900	429,462
TEGNA, Inc.	37,000	426,980
Tractor Supply Co.	1,800	165,402
Total Consumer Discretionary		2,562,219
Consumer Staples - 14.5%
Bunge, Ltd.	4,300	265,740
Dean Foods Co.	38,300	306,017
Hormel Foods Corp.	9,800	427,672
Molson Coors Brewing Co., Class B	5,200	332,800
Unilever PLC, Sponsored ADR (United Kingdom)	4,500	238,410
Total Consumer Staples		1,570,639
Financials - 3.4%
The Bank of New York Mellon Corp.	2,200	104,126
Northern Trust Corp.	2,800	263,396
Total Financials		367,522
Health Care - 13.5%
Bristol-Myers Squibb Co.	5,990	302,735
Hologic, Inc.*	3,900	152,061
Patterson Cos., Inc.	5,900	133,222
Quest Diagnostics, Inc.	2,500	235,275
Smith & Nephew PLC, ADR (United Kingdom)	7,200	236,736
Varex Imaging Corp.*	6,200	160,952
Varian Medical Systems, Inc.*	2,000	238,740
Total Health Care		1,459,721
Industrials - 14.8%
AGCO Corp.	2,900	162,516
General Electric Co.	29,800	300,980

*	Non-income producing security.
[1]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Shares	Value
Kennametal, Inc.	2,100	$74,445
ManpowerGroup, Inc.	3,200	244,128
Owens Corning	5,700	269,439
Quanta Services, Inc.*	5,900	184,080
Wabtec Corp.	4,400	360,888
Total Industrials		1,596,476
Information Technology - 24.0%
Akamai Technologies, Inc.*	3,800	274,550
Cars.com, Inc.*	4,900	127,939
Cisco Systems, Inc.	3,200	146,400
Cree, Inc.*	6,800	263,976
Hewlett Packard Enterprise Co.	9,200	140,300
HP, Inc.	6,700	161,738
International Business Machines Corp.	3,250	375,147
Juniper Networks, Inc.	15,000	439,050
QUALCOMM, Inc.	5,290	332,688
Teradata Corp.*	6,200	225,680
VMware, Inc., Class A*	800	113,112
Total Information Technology		2,600,580
Total Common Stocks (Cost $9,396,382)		10,157,157
Short-Term Investments - 2.5%
Other Investment Companies - 2.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[1]	89,290	89,290
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[1]	89,290	89,290
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[1]	91,995	91,995
Total Short-Term Investments (Cost $270,575)		270,575
Total Investments - 96.4% (Cost $9,666,957)		10,427,732
Other Assets, less Liabilities - 3.6%		394,112
Net Assets - 100.0%		$10,821,844

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe ESG Equity Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$10,157,157	—	—	$10,157,157
Short-Term Investments
Other Investment Companies	270,575	—	—	270,575

Total Investments in Securities	$10,427,732	—	—	$10,427,732

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG River Road Focused Absolute Value Fund (the “Fund”) Class N shares returned 8.69%, outperforming the 2.78% return for the Russell 3000® Value Index.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was consumer discretionary, driven by strong stock selection and an overweight allocation. Stock selection within information technology and energy also benefited relative return. This was partially offset by negative stock selection and an overweight allocation in consumer staples. From a market cap perspective, the Fund’s mid cap holdings significantly outperformed, returning +10.84% versus +0.66% for the index. Stock selection was positive across market capitalizations.

The top contributing holdings in the Fund were Advance Auto Parts Inc. (AAP) and Premier Inc. (Cl A) (PINC). Advance Auto is a retailer of aftermarket replacement parts, accessories, batteries, and maintenance items. AAP was initially purchased when many automotive parts industry stocks were out of favor following two consecutive mild winters and renewed fears of Amazon entering the space. AAP was punished further in August 2017 when the company reported poor Q2 2017 earnings results, causing investors to lose patience with its multi-year turnaround effort. Shares continued to decline after the initial purchase in September 2017, until management began showing signs of progress on its inventory management, sales team realignment, and supply chain initiatives. Shares rebounded on these fundamental improvements, then surged higher as AAP and its industry peers posted strong same-store sales numbers following a harsh winter and a return to more normal consumer demand levels. The Fund exited the position in late August 2018 at 100% of the River Road’s assessed value.

Premier is a healthcare group purchasing organization (GPO) and data analytics provider. In mid-April, reports surfaced that Amazon was abandoning its bid to win business from large health systems and instead was focusing on small physician practices, dental offices, and ambulatory surgery centers. This decision suggested GPOs such as PINC offer as much or more value than Amazon can provide, and switching costs are high. For example, if a large health system decided to leave its GPO, it would be faced with the prospect of potentially unwinding thousands of contracts managed by the GPO. In August, the company reported strong revenue and EBITDA growth, and provided fiscal 2019 guidance above River Road estimates. Administrative fees grew at a mid-single digit pace, and EBITDA margin expanded +130 bps with an improvement of +370 bps within the Performance Services segment, the result of aggressive cost cuts as well as a larger contribution from performance-based contracts, which are high margin. We trimmed the position as shares approached our assessed value.

The bottom contributing holdings in the Fund were Nielsen Holdings PLC (NLSN) and GCI Liberty Inc. (GLIBA). Nielsen is a provider of critical independent third-party media & marketing measurement and analytics about what consumers buy (Buy segment) and what consumers read, watch, and listen to across TV, radio, digital, and mobile platforms (Watch segment). NLSN was purchased in the Fund in January 2018, well into a period of stock price weakness caused by several quarters of poor results from the company’s U.S. Buy business as large fast moving consumer goods (FMCG) companies cut costs amid challenging market conditions. Our investment thesis for Nielsen was based on the eventual stabilization of the U.S. Buy business through product innovation and FMCG companies’ need to return to more robust advertising spending to compete with rapidly growing smaller rivals. Such a stabilization would then turn investor focus to the larger, higher margin Watch business, which was continuing to generate strong organic revenue growth. While quarterly results released in February and April revealed that mixed business trends persisted—weak domestic Buy results, strong Watch results—shares plunged 25% on the release of Q2 results in July. Not only did weaknesses in the U.S. Buy business persist, but the stronger emerging markets Buy business also showed surprising weakness as multinational FMCG companies reduced spending on tertiary products in non-core growth markets. Furthermore, new European privacy laws contributed to a surprise decline in growth for the crown-jewel Watch business. On the day of the Q2 release, CEO Mitch Barns announced he would retire at year end and the company would review strategic alternatives for the Buy business. The stock partially rebounded in August when Elliott Management disclosed an 8.4% stake in a 13D filing, which included language urging management to sell part or all of the company. In September, NLSN announced it expanded its review of strategic alternatives to include the sale of the entire company, not just the Buy business. The Fund maintained the position, believing the exploration of selling the Buy business would allow the stock to better reflect the Watch business value, which we assessed as worth well above NLSN’s stock price.

GCI Liberty Inc. (GLIBA) owns a 6.8% economic interest in Charter Communications (CHTR) and is the largest cable provider and the second-largest wireless provider in Alaska. In March 2018, GLIBA was formed through the merger of Liberty Interactive Corp. (LVNTA) and General Communications (GCI). The merger simplified LVNTA’s corporate structure as it was no longer a tracking stock, and longer term, we believed the new GLIBA could be a logical acquisition target for Charter. Two primary factors drove the poor performance for Charter, and thus GLIBA, over the last 12 months. First was the company’s declining video subscribers as Charter’s integration of Time Warner Cable created some business disruption, including elevated churn. Second was the potential threat to Charter’s high margin internet service from the coming deployment of 5G service by wireless carriers. However, we believe Charter’s internet service is superior to its competitors, which will allow it to continue growing its base of high margin internet service subscribers. Additionally, through the company’s Mobile Virtual Network Operator (MVNO) agreement with Verizon, we believe Charter will be able to provide competitive wireless service further improving customer retention. We continued to own the position as of October 31, 2018.

POSITIONING AND OUTLOOK

The Fund invests in companies we believe represent the most attractive combination of risk (conviction) and reward (discount) available across the River Road universe of portfolio holdings. As of October 31, 2018, more than 55% of the Fund’s holdings were concentrated in the highest conviction stocks in the River Road universe and were trading at compelling discounts to assessed values.

We believe this positions the Fund attractively relative to the benchmark from the perspective of valuation, quality, and long-term earnings growth. Further, if returns do moderate in the coming year, we expect the Fund’s holdings and low volatility approach to be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC , as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Focused Absolute Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Focused Absolute Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Focused Absolute Value Fund’s Class N shares on November 3, 2015, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Focused Absolute Value Fund, the Russell 3000® Value Index for the same time periods ended October 31, 2018.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG River Road Focused Absolute Value Fund[2], [3,4,5,6,7,8,9]
Class N	8.69%	11.47%	11/03/15
Class I	8.91%	11.74%	11/03/15
Class Z	8.96%	6.08%	09/29/17
Russell 3000® Value Index[10]	2.78%	8.51%	11/03/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[8]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[9]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[10]

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Focused Absolute Value Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	35.1
Financials	26.5
Information Technology	12.8
Health Care	8.7
Consumer Staples	7.3
Energy	4.4
Real Estate	2.1
Industrials	1.8
Short-Term Investments[1]	1.3
Other Assets Less Liabilities2, [3]	0.0

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Less than 0.005%.
[3]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Berkshire Hathaway, Inc., Class B	7.0
Comcast Corp., Class A	5.0
Sabre Corp.	4.6
Brookfield Asset Management, Inc., Class A (Canada)	4.6
GCI Liberty Inc., Class A	4.6
Discovery, Inc., Class C	4.5
World Fuel Services Corp.	4.4
Starbucks Corp.	3.9
Hostess Brands, Inc.	3.7
The Kraft Heinz Co.	3.6

Top Ten as a Group	45.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Focused Absolute Value Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 98.7%
Consumer Discretionary - 35.1%
Comcast Corp., Class A	39,860	$1,520,260
Discovery, Inc., Class C*	46,529	1,363,765
Expedia, Inc.	5,019	629,533
GCI Liberty Inc., Class A*,1	29,215	1,382,746
General Motors Co.	24,110	882,185
Liberty Broadband Corp., Class C*	12,380	1,026,673
Liberty Latin America, Ltd., Class C*	49,927	899,185
Liberty Media Corp.-Liberty SiriusXM, Class C*	20,036	826,886
LKQ Corp.*	32,986	899,528
Starbucks Corp.	19,965	1,163,361
Total Consumer Discretionary		10,594,122
Consumer Staples - 7.3%
Hostess Brands, Inc.*,1	106,255	1,105,052
The Kraft Heinz Co.	20,064	1,102,918
Total Consumer Staples		2,207,970
Energy - 4.4%
World Fuel Services Corp.	41,115	1,315,680
Financials - 26.5%
Axis Capital Holdings, Ltd. (Bermuda)	19,260	1,074,515
Berkshire Hathaway, Inc., Class B*	10,363	2,127,317
Brookfield Asset Management, Inc., Class A (Canada)	33,966	1,384,114
FGL Holdings (Bermuda)*	90,590	715,661
Oaktree Capital Group LLC, (MLP) [1]	20,289	848,689
U.S. Bancorp	19,077	997,155
Wells Fargo & Co.	16,172	860,836
Total Financials		8,008,287
Health Care - 8.7%
Allergan PLC	5,809	917,880
McKesson Corp.	8,305	1,036,132
Premier, Inc., Class A*	14,681	660,645
Total Health Care		2,614,657

	Shares	Value
Industrials - 1.8%
Nielsen Holdings PLC	20,473	$531,888
Information Technology - 12.8%
Avaya Holdings Corp.*	45,020	739,228
CDK Global, Inc.	11,371	650,876
Sabre Corp.	56,695	1,397,532
Tech Data Corp.*	15,425	1,089,931
Total Information Technology		3,877,567
Real Estate - 2.1%
Iron Mountain, Inc., REIT	20,515	627,964
Total Common Stocks (Cost $28,668,218)		29,778,135

	Principal
	Amount
Short-Term Investments - 1.3%
Joint Repurchase Agreements - 0.6%[2]
Citibank N.A., dated 10/31/18, due 11/01/18, 2.200% total to be received $185,230 (collateralized by various U.S. Treasuries, 0.000% - 8.750%, 03/07/19 - 09/09/49, totaling $188,923)	$185,219	185,219

	Shares
Other Investment Companies - 0.7%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	67,971	67,971
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	67,971	67,971
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	70,031	70,031
Total Other Investment Companies		205,973
Total Short-Term Investments (Cost $391,192)		391,192
Total Investments - 100.0% (Cost $29,059,410)		30,169,327
Other Assets, less Liabilities - 0.0%#		9,084
Net Assets - 100.0%		$30,178,411

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some or all of these securities, amounting to $1,590,837 or 5.3% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$29,778,135	—	—	$29,778,135
Short-Term Investments
Joint Repurchase Agreements	—	$185,219	—	185,219
Other Investment Companies	205,973	—	—	205,973

Total Investments in Securities	$29,984,108	$185,219	—	$30,169,327

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2018, the AMG Managers Montag & Caldwell Growth Fund (the “Fund”) Class N shares returned 8.58%, compared to the 10.71% return for its benchmark, the Russell 1000® Growth Index. The Fund is managed using fundamental valuation techniques that focus on a company’s future earnings and dividend growth rates. The process is primarily bottom up and utilizes a present valuation model in which the current price of the stock is related to the risk-adjusted present value of the company’s estimated future earnings stream. The Fund seeks to invest in growth stocks selling at a discount to estimates of fair value and at a time when relative earnings per share growth is visible for the intermediate term.

MARKET ENVIRONMENT

U.S. stock indices experienced positive returns for the 12 months ended October 31, 2018, with a bias toward large cap stocks. The Russell 1000® Index (large cap) was up 6.98%, the Russell Midcap® Index (mid cap) was up 2.80%, and the Russell 2000® Index (small cap) was up 1.85% for the 12 months ended October 31, 2018. Among all capitalization categories, growth was the dominant theme. Within growth, technology and internet-related consumer discretionary stocks led the way, resulting in unprecedented concentrations for the large cap growth index. For the full 12 months, growth outperformed value in each size segment, with the widest spread in returns between large cap growth and large cap value (10.71% vs. 3.04%). The performance advantage of growth over value in both the mid cap and small cap areas was also meaningful, though less pronounced than in large cap.

PERFORMANCE REVIEW

The reporting period began with strong performance from small cap and more cyclically oriented stocks as investors began to discount corporate tax reform,

which was eventually signed into law late in 2017. The Fund’s portfolio of larger companies, the under-allocation to technology and internet-related consumer discretionary stocks, and its over-allocation to less economically sensitive stocks detracted from relative returns during this period. This theme persisted until the end of January 2018 when the market reacted to rising interest rates due to increased wage and inflation data. The volatility was further exacerbated by the unwinding of the crowded short volatility trade. As one might expect, the Fund held up better than the index during this long-overdue correction period for many of the same reasons it had previously underperformed. This was one of the fastest corrections since the 1920s. While the market recovered rather quickly, the broad market then settled into a trading range on concerns over tariffs and a potential trade war with China. Technology and internet discretionary stocks, however, were not constrained by these overhangs and broke away from the pack in the second quarter. Again, the Fund’s underweight allocation to these stocks was a drag on the Fund’s relative performance. While these stocks fared better given their strong fundamentals and the belief that they would be largely insulated from the increasing trade tensions, valuations became increasingly stretched as they became over-owned and heavily concentrated in the index. The Fund’s risk controls around valuation and position size limits were the primary driver of the underweight positions. We entered the third quarter with a strong economic backdrop, which fueled robust corporate profit growth. This strong fundamental backdrop, in turn, produced some of the strongest quarterly results for the market since 2013 and led the market higher to a new bull market record, which was achieved on August 22. The biggest detractors to performance during this period versus the Russell 1000® Growth Index were an above-benchmark weight in financial services and a below-benchmark weight in both technology and industrials. Stock selection in the discretionary sector (primarily not owning Amazon)

was also an impediment to relative returns. On a positive note, the Fund benefited from solid stock selection in the communication services and materials sectors. The market sold off in October with Federal Reserve Chairman Powell’s more hawkish comments and the realization that a more normal monetary environment would be a headwind to price-to-earnings ratios. While equity fundamentals are still strong, the market is also discounting peak earnings growth and higher interest rates, leading to a re-pricing of risk. The Fund held up better than the index during the month, as the more fully valued momentum names sold off.

OUTLOOK

We continue to expect a choppy and range bound stock market. On the positive side, the U.S. is experiencing ongoing economic growth. However, economic activity and earnings growth appear to be peaking and the Federal Reserve seems committed to continued tightening until the unemployment rate stabilizes to prevent inflation pressures. We believe the Fed will no longer have the market’s back, earnings growth will slow, volatility will stay elevated, and, accordingly, investors will adjust risk tolerances.

We believe the balance in the Fund between less economically sensitive companies and those enjoying both cyclical and/or secular tailwinds positions our clients well for the period ahead. We expect the Fund’s holdings to generate profit growth that exceeds overall U.S. corporate profit growth this year. At the same time our holdings remain more attractively valued than the broader market, and the strength of their balance sheets should provide a buffer for the inevitable bouts of volatility that we expect.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Montag & Caldwell Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Montag & Caldwell Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Montag & Caldwell Growth Fund’s Class N shares on October 31, 2008, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Montag & Caldwell Growth Fund, the Russell 1000® Growth Index for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Montag & Caldwell Growth Fund2, [3]
Class N	8.58%	8.55%	10.98%
Class I	8.75%	8.79%	11.24%
Class R	8.20%	8.28%	10.70%
Russell 1000® Growth Index[4]	10.71%	13.43%	15.45%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Montag & Caldwell Growth Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	28.2
Health Care	21.0
Consumer Discretionary	13.1
Financials	9.6
Communication Services	6.9
Consumer Staples	6.0
Materials	4.4
Industrials	4.4
Real Estate	1.8
Short-Term Investments	4.8
Other Assets Less Liabilities	(0.2)

TOP TEN HOLDINGS

% of
Security Name	Net Assets
UnitedHealth Group, Inc.	4.9
Microsoft Corp.	4.9
Visa, Inc., Class A	4.7
Thermo Fisher Scientific, Inc.	4.5
Becton Dickinson & Co.	4.5
Alphabet, Inc., Class A	4.3
Abbott Laboratories	4.3
Apple, Inc.	4.2
S&P Global, Inc.	3.6
Intercontinental Exchange, Inc.	3.3

Top Ten as a Group	43.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Montag & Caldwell Growth Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 95.4%
Communication Services - 6.9%
Activision Blizzard, Inc.	223,200	$15,411,960
Alphabet, Inc., Class A*	23,557	25,690,793
Total Communication Services		41,102,753
Consumer Discretionary - 13.1%
Aramark	237,100	8,516,632
Booking Holdings, Inc.*	8,280	15,521,522
Dollar Tree, Inc.*	160,880	13,562,184
Lowe’s Cos., Inc.	162,900	15,511,338
Starbucks Corp.	117,900	6,870,033
Ulta Beauty, Inc.*	65,838	18,073,848
Total Consumer Discretionary		78,055,557
Consumer Staples - 6.0%
Mondelez International, Inc., Class A	408,600	17,153,028
Monster Beverage Corp.*	352,500	18,629,625
Total Consumer Staples		35,782,653
Financials - 9.6%
The Charles Schwab Corp.	355,400	16,433,696
Intercontinental Exchange, Inc.	255,350	19,672,164
S&P Global, Inc.	116,997	21,330,893
Total Financials		57,436,753
Health Care - 21.0%
Abbott Laboratories	372,000	25,645,680
Becton Dickinson & Co.	115,817	26,695,819
Edwards Lifesciences Corp.*	69,125	10,202,850
Quest Diagnostics, Inc.	73,000	6,870,030
Thermo Fisher Scientific, Inc.	114,380	26,724,887
UnitedHealth Group, Inc.	111,684	29,188,613
Total Health Care		125,327,879
Industrials - 4.4%
Honeywell International, Inc.	118,785	17,202,444
IHS Markit, Ltd. (United Kingdom)*	167,700	8,809,281
Total Industrials		26,011,725

	Shares	Value
Information Technology - 28.2%
Accenture PLC, Class A (Ireland)	97,342	$15,343,046
Apple, Inc.	114,548	25,069,975
Facebook, Inc., Class A*	57,268	8,692,710
Fidelity National Information Services, Inc.	182,891	19,038,953
FleetCor Technologies, Inc.*	74,643	14,930,839
Mastercard, Inc., Class A	77,376	15,294,914
Microsoft Corp.	272,600	29,116,406
QUALCOMM, Inc.	201,900	12,697,491
Visa, Inc., Class A	202,100	27,859,485
Total Information Technology		168,043,819
Materials - 4.4%
Air Products & Chemicals, Inc.	64,000	9,878,400
The Sherwin-Williams Co.	41,033	16,145,255
Total Materials		26,023,655
Real Estate - 1.8%
American Tower Corp., REIT	70,500	10,984,604
Total Common Stocks (Cost $419,319,057)		568,769,398
Short-Term Investments - 4.8%
Other Investment Companies - 4.8%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[1]	9,516,239	9,516,239
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[1]	9,516,239	9,516,239
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[1]	9,804,610	9,804,610
Total Short-Term Investments (Cost $28,837,088)		28,837,088
Total Investments - 100.2% (Cost $448,156,145)		597,606,486
Other Assets, less Liabilities - (0.2)%		(1,357,173)
Net Assets - 100.0%		$596,249,313

*	Non-income producing security.
[1]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$568,769,398	—	—	$568,769,398
Short-Term Investments
Other Investment Companies	28,837,088	—	—	28,837,088
Total Investments in Securities	$597,606,486	—	—	$597,606,486

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG River Road Dividend All Cap Value Fund (the “Fund”) Class N shares returned 2.06%, while the Russell 3000® Value Index returned 2.78%.

PERFORMANCE REVIEW

Over the last 12 months, the most significant market factors affecting absolute returns were the substantial improvement in corporate earnings growth driven by tax reform and the Federal Reserve’s steady upward pressure on short-term interest rates. Despite the rise in interest rates, stocks in the Russell 3000® Value Index with lower yields underperformed those with higher yields. The Fund benefited from strong stock selection. The materials sector had the most significant positive impact on relative results in the period due to strong stock selection, while the healthcare sector had the most significant negative impact on relative results due to an underweight allocation and weak stock selection.

The two holdings with the largest positive contribution to the Fund’s total return were discount retailer Target Corp. (TGT) and Marathon Petroleum Corp. (MPC), an American petroleum refining, marketing, and transportation company. TGT reported its best growth in 13 years with comparable sales of +6.5% in Q2 2018 driven by extraordinary traffic growth. Traffic increased +6.4% (on top of a +2.1% increase year over year), which was by far the strongest since the company began reporting traffic in 2008. Sales growth helped offset expected margin headwinds, resulting in +4% operating income growth in the quarter, reversing a negative trend and substantially beating Wall Street estimates. In addition to strong results, management raised full-year 2018 guidance to reflect year-to-date performance and a more constructive outlook for the remainder of the year.

In February, MPC completed the last round of dropdowns to its affiliated MLP (master limited partnership), MPLX LP, and exchanged its general partner units for limited partner units, resulting in a 64% ownership in the MLP. This was the final step of the firm’s strategic plan to unlock shareholder value—a key point in our investment thesis. Even though this event had played out, MPC remained an attractive investment. The firm enjoyed high utilization rates in both its midstream and refining segments, and additionally benefited from the wide crack spreads that persisted in the wake of last year’s hurricanes. The firm’s retail segment, Speedway, recorded its sixth straight year of record EBITDA, topping $1 billion for the second year in a row. Additionally, the market began to focus on likely positive impacts on complex refiners such as MPC that will result from the International Marine Organization policy to reduce sulfur content in marine fuel by 2020. The firm announced a +15% dividend increase in February and reported its best quarter ever for Q2 2018, primarily driven by record numbers from its refining and midstream segments.

The two holdings with the lowest contribution to the Fund’s total return during the period were Iron Mountain Inc. (IRM), a global REIT focused on records storage and data management services, and industrial conglomerate General Electric Co. (GE). Similar to most other REITs in Q4 2017, IRM’s stock price declined as interest rates increased. Q4 results exceeded our expectations as organic growth in its key storage segment continued to benefit from ongoing pricing strength. However, for the first time, IRM guided to marginally negative organic storage volumes of -25 bps in North American markets for 2018. The firm also completed a string of data center acquisitions, which diluted FFO generation and introduced execution risk, as success ultimately depended on scaling up these properties. We were aware of these risks and trimmed IRM, our largest position at the time, in Q4 as the stock price approached our assessed value.

In Q4 2017, GE reported very weak results, primarily driven by the Power segment’s -50% decline in operating profit. The result in Power was driven by lower industrywide demand and poor execution by GE. Management did not anticipate—or respond quickly enough to—the sharp drop in demand. The poor result significantly raised the risk of a dividend cut and we lowered our conviction in both the dividend and the valuation. Shortly thereafter, GE announced a -50% dividend cut and management provided a tough outlook for 2018. We were encouraged by the decision to effectively remove half the board by reducing the board to 12 from 18 members and bringing in three new directors with relevant industry experience. We were also pleased to see the firm move forward with simplification plans, announcing a $20 billion divestiture plan including strategic alternatives for GE’s stake in Baker Hughes (BHGE). We understood there was some risk to the dividend if the new management team decided to clear the decks, but our original projections for free cash flow and earnings showed that the dividend could be supported if there was the will to do so. Unfortunately, those projections were too optimistic and the dividend policy was more tenuous than we expected. Consistent with our sell discipline, we exited the position in Q4 due to accumulated unrealized losses and the dividend cut.

POSITIONING AND OUTLOOK

Based on average weight, the Fund is significantly overweight in consumer discretionary and industrials and significantly underweight in financials and health care. Despite the addition of four positions to the Fund, the overweight in consumer discretionary decreased during the period. This was due to the elimination of six holdings. The industrials sector ended the period at 6.3% overweight versus the benchmark due to the addition of two new positions to the Fund. The underweight in financials decreased to -7.9%, primarily due to the reduction in the benchmark weight in that sector. Health care ended the period at -12.7% underweight following two eliminations in that sector.

While the 2016 election result and the tax reform that followed appear responsible for extending the market cycle, as yet there does not appear to be a third factor that will drive the market in 2019. In fact, the very opposite may prove true. We believe that the sharp drop in earnings growth that is expected in Q1 2019, continued monetary tightening, and likely gridlock in Congress bodes ill for growth stocks after two years of strong outperformance. Therefore, we cannot escape the conclusion that we may have reached the final stage of the current market cycle. It is impossible to point to the exact event that will ultimately bring value strategies roaring back to the fore, but we consider that it is inevitable nonetheless. As we saw in recent months, the near-term relative success of dividend stocks and the Fund will likely remain tied to broad perceptions of risk.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Dividend All Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Dividend All Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Dividend All Cap Value Fund’s Class N shares on October 31, 2008, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Dividend All Cap Value Fund, the Russell 3000® Value Index for the same time periods ended October 31, 2018.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG River Road Dividend All Cap Value Fund[2,3,4,5,6,7]
Class N	2.06%	6.74%	10.52%	7.84%	06/28/05
Class I	2.38%	7.02%	10.81%	6.37%	06/28/07
Class Z	2.42%	—	—	2.77%	09/29/17
Russell 3000® Value Index[8]	2.78%	8.50%	11.27%	7.08%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[5]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Dividend All Cap Value Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	16.8
Financials	15.4
Industrials	14.1
Energy	12.7
Consumer Staples	10.7
Real Estate	8.6
Information Technology	8.3
Materials	4.7
Utilities	3.8
Communication Services	2.1
Health Care	1.9
Short-Term Investments[1]	1.5
Other Assets Less Liabilities[2]	(0.6)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
U.S. Bancorp	3.0
Marathon Petroleum Corp.	3.0
Fastenal Co.	2.9
BB&T Corp.	2.9
Target Corp.	2.8
Corning, Inc.	2.7
Walmart, Inc.	2.5
Linde PLC (United Kingdom)	2.4
Iron Mountain, Inc.	2.3
Comcast Corp., Class A	2.3

Top Ten as a Group	26.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 99.1%
Communication Services - 2.1%
Verizon Communications, Inc.	306,075	$17,473,822
Consumer Discretionary - 16.8%
Cedar Fair LP, (MLP) [1]	237,318	12,164,921
Cinemark Holdings, Inc.	425,256	17,677,892
Comcast Corp., Class A	512,729	19,555,484
Extended Stay America, Inc., (Units)	905,563	14,742,566
The Interpublic Group of Cos., Inc.	539,563	12,496,279
Meredith Corp.[1]	157,693	8,130,651
Omnicom Group, Inc.[1]	212,695	15,807,492
Polaris Industries, Inc.[1]	63,825	5,679,148
Starbucks Corp.	208,444	12,146,032
Target Corp.	285,916	23,911,155
Total Consumer Discretionary		142,311,620
Consumer Staples - 10.7%
Kimberly-Clark Corp.	162,761	16,975,972
The Kraft Heinz Co.	200,674	11,031,050
PepsiCo, Inc.	127,388	14,315,864
Unilever PLC, Sponsored ADR (United Kingdom)	263,442	13,957,157
Walgreens Boots Alliance, Inc.	168,609	13,449,940
Walmart, Inc.	206,276	20,685,357
Total Consumer Staples		90,415,340
Energy - 12.7%
Chevron Corp.	85,469	9,542,614
Exxon Mobil Corp.	184,752	14,721,039
Kinder Morgan, Inc.	878,435	14,950,964
Magellan Midstream Partners LP, (MLP)	209,653	12,931,397
Marathon Petroleum Corp.	356,683	25,128,317
Occidental Petroleum Corp.	164,219	11,014,168
Spectra Energy Partners LP, (MLP) [1]	121,572	4,194,234
TransMontaigne Partners LP, (MLP)	239,653	9,102,021
Valero Energy Corp.	60,932	5,550,296
Total Energy		107,135,050
Financials - 15.4%
Axis Capital Holdings, Ltd. (Bermuda)	164,970	9,203,676
BB&T Corp.	496,212	24,393,782
CNA Financial Corp.[1]	246,315	10,682,682
Lazard, Ltd., Class A	106,180	4,219,593
MetLife, Inc.	130,674	5,382,462
PNC Financial Services Group, Inc.	95,278	12,242,270
Thomson Reuters Corp. (Canada)	270,598	12,609,867
U.S. Bancorp	489,318	25,576,652

	Shares	Value
Wells Fargo & Co.	237,068	$12,619,130
WesBanco, Inc.	331,073	13,276,027
Total Financials		130,206,141
Health Care - 1.9%
Amgen, Inc.	82,583	15,921,177
Industrials - 14.1%
Aircastle, Ltd.	687,945	13,366,771
Emerson Electric Co.	153,394	10,412,385
Fastenal Co.[1]	482,375	24,798,899
Illinois Tool Works, Inc.	64,443	8,220,994
Johnson Controls International PLC	308,634	9,867,029
KAR Auction Services, Inc.	280,883	15,993,478
MSC Industrial Direct Co, Inc., Class A	108,705	8,811,627
Nielsen Holdings PLC	310,608	8,069,596
Union Pacific Corp.	33,370	4,879,361
United Parcel Service, Inc., Class B	136,117	14,501,905
Total Industrials		118,922,045
Information Technology - 8.3%
Cisco Systems, Inc.	394,369	18,042,382
Corning, Inc.	713,795	22,805,750
CSG Systems International, Inc.	147,953	5,193,150
Intel Corp.	166,274	7,794,925
QUALCOMM, Inc.[1]	264,604	16,640,946
Total Information Technology		70,477,153
Materials - 4.7%
Linde PLC (United Kingdom)[1]	119,973	19,851,932
LyondellBasell Industries NV, Class A	75,852	6,771,308
RPM International, Inc.[1]	212,200	12,980,274
Total Materials		39,603,514
Real Estate - 8.6%
The GEO Group Inc., REIT	463,868	10,256,121
Iron Mountain, Inc., REIT [1]	645,891	19,770,724
Ryman Hospitality Properties, Inc., REIT	158,996	12,336,500
Sabra Health Care REIT, Inc.	566,885	12,273,060
Ventas, Inc., REIT	243,362	14,124,730
Weyerhaeuser Co., REIT	149,844	3,990,346
Total Real Estate		72,751,481
Utilities - 3.8%
AmeriGas Partners LP, (MLP) [1]	298,130	10,628,334
Black Hills Corp.[1]	154,235	9,176,983
National Fuel Gas Co.[1]	226,796	12,312,755
Total Utilities		32,118,072
Total Common Stocks (Cost $702,764,819)		837,335,415

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Short-Term Investments - 1.5%
Joint Repurchase Agreements - 1.2%[2]
Citigroup Global Markets, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $2,536,924 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/01/19 -09/09/49, totaling $2,587,503)	$2,536,768	$2,536,768
HSBC Securities USA, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $2,536,924 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 07/01/23 - 01/01/57, totaling $2,587,503)	2,536,768	2,536,768
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/18, due 11/01/18, 2.200% total to be received $533,433 (collateralized by various U.S. Treasuries, 0.125% - 2.500%, 04/30/20 -09/09/49, totaling $544,068)	533,400	533,400
Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $2,536,924 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $2,587,503)	2,536,768	2,536,768
RBC Dominion Securities, Inc. dated 10/31/18, due 11/01/18, 2.220% total to be received $2,536,924 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $2,587,503)	2,536,768	2,536,768
Total Joint Repurchase Agreements		10,680,472

	Shares	Value
Other Investment Companies - 0.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	766,296	$766,296
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	766,296	766,296
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	789,517	789,517
Total Other Investment Companies		2,322,109
Total Short-Term Investments (Cost $13,002,581)		13,002,581
Total Investments - 100.6% (Cost $715,767,400)		850,337,996
Other Assets, less Liabilities - (0.6)%		(5,315,730)
Net Assets - 100.0%		$845,022,266

[1]

Some or all of these securities, amounting to $85,917,603 or 10.2% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$837,335,415	—	—	$837,335,415
Short-Term Investments
Joint Repurchase Agreements	—	$10,680,472	—	10,680,472
Other Investment Companies	2,322,109	—	—	2,322,109

Total Investments in Securities	$839,657,524	$10,680,472	—	$850,337,996

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG River Road Dividend All Cap Value Fund II (the “Fund”) Class N shares returned 2.56%, while the Russell 3000® Value Index returned 2.78%.

PERFORMANCE REVIEW

Over the last 12 months, the most significant market factors affecting absolute returns were the substantial improvement in corporate earnings growth driven by tax reform and the Federal Reserve’s steady upward pressure on short-term interest rates. Despite the rise in interest rates, stocks in the Russell 3000® Value Index with lower yields underperformed those with higher yields. The Fund benefited from strong stock selection. The materials sector had the most significant positive impact on relative results in the period, due to strong stock selection, while the healthcare sector had the most significant negative impact on relative results due to an underweight allocation and weak stock selection.

The two holdings with the largest positive contribution to the Fund’s total return were discount retailer Target Corp. (TGT) and Union Pacific Corp. (UNP), one of the largest railroads in North America. TGT reported its best growth in 13 years with comparable sales of +6.5% in Q2 2018 driven by extraordinary traffic growth. Traffic increased +6.4% (on top of a +2.1% increase year over year), which was by far the strongest since the company began reporting traffic in 2008. Sales growth helped offset expected margin headwinds, resulting in +4% operating income growth in the quarter, reversing a negative trend and substantially beating Wall Street estimates. In addition to strong results, management raised full-year 2018 earnings guidance to reflect year-to-date performance and a more constructive outlook for the remainder of the year.

UNP was a top contributor over the trailing 12-month period with strong operating results, benefits from tax reform, and a strategic shift in operations to improve profitability. The company reported strong results throughout the period with volume growth rising to the mid-single digits and core pricing consistently rising by low-single digits. Tax reform provided substantial benefits to UNP as it consistently paid a corporate tax rate above 37%. Finally, in September the company announced a new operating plan that implements precision scheduled railroading principles in order to improve profitability.

The two holdings with the lowest contribution to the Fund’s total return during the period were industrial conglomerate General Electric Co. (GE) and Iron Mountain Inc. (IRM), a global REIT (real estate investment trust) focused on records storage and data management services. In Q4 2017, GE reported very weak results, primarily driven by the Power segment’s -50% decline in operating profit. The result in Power was driven by lower industrywide demand and poor execution by GE. Management did not anticipate—or respond quickly enough to—the sharp drop in demand. The poor result significantly raised the risk of a dividend cut and we lowered our conviction in both the dividend and the valuation. Shortly thereafter, GE announced a -50% dividend cut and management provided a tough outlook for 2018. We were encouraged by the decision to effectively remove half the board by reducing the board to 12 from 18 members and bringing in three new directors with relevant industry experience. We were also pleased to see the firm move forward with simplification plans, announcing a $20 billion divestiture plan including strategic alternatives for GE’s stake in Baker Hughes (BHGE). We understood there was some risk to the dividend if the new management team decided to clear the decks, but our original projections for FCF (free cash flow) and earnings showed that the dividend could be supported if there was the will to do so. Unfortunately, those projections were too optimistic and the dividend policy was more tenuous than we expected. Consistent with our sell discipline, we exited the position in Q4 due to accumulated unrealized losses and the dividend cut.

Similar to most other REITs in Q4 2017, IRM’s stock price declined as interest rates increased. Q4 results exceeded our expectations as organic growth in its key storage segment continued to benefit from ongoing pricing strength. However, for the first time, IRM guided to marginally negative organic storage volumes of -25 bps in North American markets for 2018. The firm also completed a string of data center acquisitions, which diluted FFO (funds from operations) generation and introduced execution risk as success ultimately depended on scaling up these properties. We were aware of these risks and trimmed IRM, our largest position at the time, in Q4 as the stock price approached our assessed value.

POSITIONING AND OUTLOOK

Based on average weight, the Fund is significantly overweight in consumer discretionary and industrials and significantly underweight in financials and healthcare. Despite the addition of four positions to the Fund, the overweight in consumer discretionary decreased during the period to +1.7% versus the Russell 3000 Value benchmark. This was due to the elimination of six holdings. The industrials sector ended the period at 6.0% overweight versus the benchmark due to the addition of two new positions to the Fund. The underweight in financials decreased to -9.5%, primarily due to the reduction in the benchmark weight in that sector. Healthcare ended the period at -12.6% underweight following two eliminations in that sector.

While the 2016 election result and the tax reform that followed appear responsible for extending the market cycle, as yet there does not appear to be a third factor that will drive the market in 2019. In fact, the very opposite may prove true. We believe that the sharp drop in earnings growth that is expected in Q1 2019, continued monetary tightening, and likely gridlock in Congress bodes ill for growth stocks after two years of strong outperformance. Therefore, we cannot escape the conclusion that we may have reached the final stage of the current market cycle. It is impossible to point to the exact event that will ultimately bring value strategies roaring back to the fore, but we consider that it is inevitable nonetheless. As we saw in recent months, the near-term relative success of dividend stocks and the Fund will likely remain tied to broad perceptions of risk.

The views expressed represent the opinions of River Road Asset Management LLC , as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Dividend All Cap Value Fund II

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Dividend All Cap Value Fund II’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Dividend All Cap Value Fund II’s Class N shares on June 27, 2012, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Dividend All Cap Value Fund II, the Russell 3000® Value Index for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG River Road Dividend All Cap Value Fund II2, [3,4,5,6,7]
Class N	2.56%	6.95%	10.20%	06/27/12
Class I	2.86%	7.25%	10.50%	06/27/12
Class Z	2.93%	—	3.30%	09/29/17
Russell 3000® Value Index[8]	2.78%	8.50%	12.61%	06/27/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).
[2]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[5]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, not bank guaranteed. May lose value.

AMG River Road Dividend All Cap Value Fund II

Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	16.7
Industrials	13.8
Financials	13.7
Energy	12.1
Consumer Staples	11.2
Real Estate	8.9
Information Technology	8.7
Materials	4.9
Utilities	3.6
Communication Services	2.2
Health Care	2.0
Short-Term Investments[1]	2.0
Other Assets Less Liabilities[2]	0.2

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Fastenal Co.	3.1
U.S. Bancorp	3.1
Marathon Petroleum Corp.	3.0
BB&T Corp.	3.0
Target Corp.	3.0
Corning, Inc.	2.8
Walmart, Inc.	2.6
Linde PLC (United Kingdom)	2.5
Iron Mountain, Inc.	2.4
Comcast Corp., Class A	2.4

Top Ten as a Group	27.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund II
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 97.8%
Communication Services - 2.2%
Verizon Communications, Inc.	32,697	$1,866,672
Consumer Discretionary - 16.7%
Cedar Fair LP, (MLP)	10,299	527,927
Cinemark Holdings, Inc.	45,396	1,887,112
Comcast Corp., Class A	54,295	2,070,811
Extended Stay America, Inc., (Units)	95,692	1,557,866
The Interpublic Group of Cos., Inc.	57,595	1,333,900
Meredith Corp.	16,899	871,312
Omnicom Group, Inc.	22,598	1,679,483
Polaris Industries, Inc.[1]	6,999	622,771
Starbucks Corp.	22,498	1,310,959
Target Corp.	30,997	2,592,279
Total Consumer Discretionary		14,454,420
Consumer Staples - 11.2%
Kimberly-Clark Corp.	17,798	1,856,331
The Kraft Heinz Co.	21,998	1,209,230
PepsiCo, Inc.	13,699	1,539,494
Unilever PLC, Sponsored ADR (United Kingdom)	27,598	1,462,142
Walgreens Boots Alliance, Inc.	17,599	1,403,872
Walmart, Inc.	22,398	2,246,072
Total Consumer Staples		9,717,141
Energy - 12.1%
Chevron Corp.	9,199	1,027,068
Exxon Mobil Corp.	19,498	1,553,601
Kinder Morgan, Inc.	95,043	1,617,632
Magellan Midstream Partners LP, (MLP)	22,998	1,418,517
Marathon Petroleum Corp.	37,797	2,662,799
Occidental Petroleum Corp.	17,499	1,173,658
Spectra Energy Partners LP, (MLP)	13,177	454,606
Valero Energy Corp.	6,499	591,994
Total Energy		10,499,875
Financials - 13.7%
Axis Capital Holdings, Ltd. (Bermuda)	17,199	959,532
BB&T Corp.	52,895	2,600,318
CNA Financial Corp.	15,599	676,529
Lazard, Ltd., Class A	11,555	459,196
MetLife, Inc.	13,799	568,381
PNC Financial Services Group, Inc.	10,299	1,323,318
Thomson Reuters Corp. (Canada)	28,898	1,346,647
U.S. Bancorp	50,996	2,665,561

	Shares	Value
Wells Fargo & Co.	24,698	$1,314,674
Total Financials		11,914,156
Health Care - 2.0%
Amgen, Inc.	8,899	1,715,638
Industrials - 13.8%
Aircastle, Ltd.	33,397	648,904
Emerson Electric Co.	16,599	1,126,740
Fastenal Co.	52,196	2,683,396
Illinois Tool Works, Inc.	6,999	892,862
Johnson Controls International PLC	32,897	1,051,717
KAR Auction Services, Inc.	29,897	1,702,335
MSC Industrial Direct Co, Inc., Class A	11,760	953,266
Nielsen Holdings PLC	32,897	854,664
Union Pacific Corp.	3,700	541,014
United Parcel Service, Inc., Class B	14,499	1,544,724
Total Industrials		11,999,622
Information Technology - 8.7%
Cisco Systems, Inc.	41,596	1,903,017
Corning, Inc.	77,993	2,491,877
CSG Systems International, Inc.	15,799	554,545
Intel Corp.	17,698	829,682
QUALCOMM, Inc.	28,498	1,792,239
Total Information Technology		7,571,360
Materials - 4.9%
Linde PLC (United Kingdom)[1]	12,999	2,150,944
LyondellBasell Industries NV, Class A	8,099	722,998
RPM International, Inc.	22,998	1,406,788
Total Materials		4,280,730
Real Estate - 8.9%
The GEO Group Inc., REIT	49,996	1,105,412
Iron Mountain, Inc., REIT	67,894	2,078,235
Ryman Hospitality Properties, Inc., REIT	16,899	1,311,193
Sabra Health Care REIT, Inc.	59,795	1,294,562
Ventas, Inc., REIT	26,198	1,520,532
Weyerhaeuser Co., REIT	16,199	431,379
Total Real Estate		7,741,313
Utilities - 3.6%
AmeriGas Partners LP, (MLP) [1]	21,098	752,143
Black Hills Corp.[1]	17,698	1,053,031
National Fuel Gas Co.	24,698	1,340,854
Total Utilities		3,146,028
Total Common Stocks (Cost $73,194,558)		84,906,955

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 2.0%
Joint Repurchase Agreements - 0.5%[2]
Mizuho Securities USA, LLC, dated 10/31/18, due 11/01/18, 2.200% total to be received $452,748 (collateralized by various U.S. Treasuries, 0.000% - 2.750%, 03/07/19 - 09/09/49, totaling $461,775)	$452,720	$452,720

	Shares
Other Investment Companies - 1.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	410,810	410,810
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	410,810	410,810
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	423,258	423,258
Total Other Investment Companies		1,244,878
Total Short-Term Investments (Cost $1,697,598)		1,697,598

Value
Total Investments - 99.8% (Cost $74,892,156)	$86,604,553
Other Assets, less Liabilities - 0.2%	186,399
Net Assets - 100.0%	$86,790,952

[1]

Some or all of these securities, amounting to $4,203,798 or 4.8% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

LP       Limited Partnership

MLP   Master Limited Partnership

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$84,906,955	—	—	$84,906,955
Short-Term Investments
Joint Repurchase Agreements	—	$452,720	—	452,720
Other Investment Companies	1,244,878	—	—	1,244,878

Total Investments in Securities	$86,151,833	$452,720	—	$86,604,553

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG Managers Fairpointe Mid Cap Fund (the “Fund”) Class N shares returned (2.82)%, while the S&P MidCap 400® Index returned 1.02% and the Russell Midcap® Index returned 2.79%.

PERFORMANCE REVIEW

Market volatility continued in the fiscal year, as concerns about trade wars and the global economic outlook persisted.

The top five contributors to performance were Time, Inc. (TIME), Akamai Technologies, Inc. (AKAM), Hormel Foods Corporation (HRL), The New York Times Company (NYT), and Unisys Corporation (UIS).

Time, the leading U.S. consumer magazine company, was acquired by Meredith Corporation (MDP) on January 31, 2018. As Time shareholders, we received $18.50 per share in the all-cash transaction. Following the merger, we initiated a position in Meredith. We believe the synergies in the merger will be substantial, especially in sales and marketing. Meredith management will retain the Time properties that are best positioned to enhance Meredith’s earnings power, such as People magazine, a top brand which is aligned with their traditionally female-focused properties. The process of divesting properties that do not fit their audience profile and target advertising, such as TIME, Sports Illustrated, Fortune, and Money, is underway.

Akamai Technologies has a network of internet servers located worldwide to provide content delivery and cloud infrastructure services to its customers. After an activist acquired the stock and the company conducted an internal strategic review resulting in a 5% headcount reduction, profitability has improved throughout 2018. Cloud security products have shown strong growth and now account for more than 20% of overall revenues.

Hormel produces meat and other food products, including brands Skippy, SPAM, Applegate, Justin’s nut butters, Wholly Guacamole, and Jennie-O turkeys. Despite headwinds in the markets for pork and turkey, Hormel has recorded increased earnings per share in 2018. The company is committed to increasing revenues and earnings through organic growth and acquisitions while maintaining a strong balance sheet. The stock moved up during the year as the company executed this plan.

The New York Times Company, a global media organization, has been successful in growing digital subscriptions and total revenue, offsetting declining print advertising. Digital-only subscribers have more than doubled over the last two and a half years and continue to grow at a double-digit year-over-year rate. For the long term, New York Times management continues to focus on improving online content and reallocating expenses to growth areas.

Unisys stock has enjoyed strong returns because of management’s sustained focus on long-term strategic goals. The company has been signing new service contracts, increasing the backlog, and improving the future revenues and earnings outlook. The company has made changes to its pension plans to reduce its significant future pension obligations. In early September, the stock was added to the S&P SmallCap 600® Index, which boosted the stock’s returns even further.

Detractors from performance included McDermott International, Inc. (MDR), Lions Gate Entertainment Corporation (LGF.A/B), Copa Holdings, S.A. (CPA), Patterson Companies, Inc. (PDCO), and Stericycle, Inc. (STRL).

McDermott, an oil services provider, has declined due to cost overruns on three large construction projects inherited as part of its acquisition of Chicago Bridge & Iron. The additional expenses have put pressure on McDermott’s balance sheet and delayed the paying down of debt related to the acquisition. It is our view that McDermott’s strong management team has taken the necessary steps to ensure the long-term successful integration of Chicago Bridge & Iron. We believe the combination creates a powerful, worldwide competitor with industry-leading onshore-offshore integration capabilities.

Lions Gate Entertainment produces and distributes motion pictures and television programming. The company has a library of more than 16,000 film and television titles including The Hunger Games, Divergent, Mad Men, and Orange Is the New Black, as well as an extensive library aimed at young adults, such as the Twilight Series. The company acquired distribution platform STARZ last year. In early February, Lions Gate announced lower earnings guidance for the coming three years citing a delayed movie release schedule. Lions Gate’s long-term fundamentals remain intact, supported by TV production strength and direct Starz subscriber growth outside of traditional cable bundles.

Copa Holdings has experienced a more difficult 2018 after being among our top performers last year. Copa is a well-run airline that maintains a strong presence in Latin America. The company controls the majority of gates in both the new and the existing airport terminals of Panama City and has a growing presence in North America. Despite these strengths, Copa’s stock price has suffered due to weakness in Latin American currencies and higher fuel prices. We believe these are temporary setbacks that do not affect the company’s strong long-term prospects, as it continues to grow and improve profitability.

Patterson Companies is the second largest dental products distributor and the largest animal health distributor in the U.S. Revenue has been pressured by a recent IT system implementation, which caused the sales force to divert efforts to customer service. The new CEO has hired additional sales representatives and is conducting a strategic review of the company. We believe he has a good grasp of the issues and has a plan to improve the dental results.

Stericycle is a leading provider of medical waste disposal and secure document destruction. While the company’s business transformation and ERP implementation are in the early stages, management is acting with a sense of urgency that we believe will lead to long-term appreciation in the stock.

POSITIONING AND OUTLOOK - ATTRACTIVE FUNDAMENTALS

The consensus long-term earnings growth rate for the Fund has improved to 11.4% from 10.1% a year ago, according to Zacks, which compares favorably to the 11.2% rate for the S&P MidCap 400® Index and is slightly below the 11.5% for the Russell MidCap® Index. This stronger earnings outlook is not yet reflected in the valuation of the portfolio, which continues to have a significant discount to that of the market—with a P/E of 12.1x 2019 projected earnings compared to 14.1x for the S&P MidCap 400® Index, 14.6x for the Russell MidCap® Index and 15.2x for the S&P 500® Index.1

We have not changed our philosophy or process. Our stock purchases and sales remain guided by a fundamental bottom-up approach with a careful eye on valuation and long-term perspective. We continue to believe that attractive valuations, low debt levels, geographic diversification, and sustained earnings will be recognized by the market over time.

[1]	FactSet

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Fairpointe Mid Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Fairpointe Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Fairpointe Mid Cap Fund’s Class N shares on October 31, 2008, to a $10,000 investment made in the S&P MidCap 400® Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Fairpointe Mid Cap Fund, the S&P MidCap 400® Index and Russell Midcap® Index for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Fairpointe Mid Cap Fund2, [3,4,5]
Class N	(2.82%)	5.32%	13.91%	11.48%	09/19/94
Class I	(2.56%)	5.59%	14.20%	8.99%	07/06/04
Class Z	(2.48%)	—	—	(4.84%)	09/29/17
S&P MidCap 400® Index[6]	1.02%	8.89%	14.13%	11.70%	09/19/94	†
Russell Midcap® Index[7]	2.79%	8.97%	14.19%	10.80%	09/19/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).
[2]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike the Fund, the S&P MidCap 400® Index is unmanaged, is not available for investment and does not incur expenses.

[7]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Russell Midcap® Index is unmanaged, is not available for investment and does not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Fairpointe Mid Cap Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	32.5
Information Technology	21.2
Industrials	14.7
Consumer Staples	8.4
Health Care	7.6
Financials	6.8
Materials	4.7
Energy	2.6
Short-Term Investments	1.4
Other Assets Less Liabilities	0.1

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Juniper Networks, Inc.	4.4
TEGNA, Inc.	4.2
The New York Times Co., Class A	3.5
Teradata Corp.	3.2
Mattel, Inc.	3.1
Hormel Foods Corp.	3.1
Molson Coors Brewing Co., Class B	3.0
Varian Medical Systems, Inc.	2.9
Cooper Tire & Rubber Co.	2.8
Meredith Corp.	2.7

Top Ten as a Group	32.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Fairpointe Mid Cap Fund
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 98.5%
Consumer Discretionary - 32.5%
BorgWarner, Inc.	610,000	$24,040,100
Cooper Tire & Rubber Co.[1]	2,567,720	79,316,871
Gentex Corp.	3,384,300	71,239,515
The Interpublic Group of Cos., Inc.	1,106,000	25,614,960
Lear Corp.	207,600	27,590,040
Lions Gate Entertainment Corp., Class A	2,211,872	42,379,468
Lions Gate Entertainment Corp., Class B	2,200,522	39,147,286
LKQ Corp.*	2,659,500	72,524,565
Mattel, Inc.*	6,570,100	89,221,958
Meredith Corp.	1,506,350	77,667,406
The New York Times Co., Class A	3,742,445	98,800,548
Office Depot, Inc.	22,793,600	58,351,616
Scholastic Corp.	1,033,414	44,829,499
TEGNA, Inc.	10,275,000	118,573,500
Whirlpool Corp.	519,907	57,064,992
Total Consumer Discretionary		926,362,324
Consumer Staples - 8.4%
Bunge, Ltd.	1,081,700	66,849,060
Hormel Foods Corp.	2,009,300	87,685,852
Molson Coors Brewing Co., Class B	1,317,700	84,332,800
Total Consumer Staples		238,867,712
Energy - 2.6%
McDermott International, Inc.*	6,988,231	54,019,026
TechnipFMC PLC (United Kingdom)	781,728	20,559,446
Total Energy		74,578,472
Financials - 6.8%
Cincinnati Financial Corp.	749,400	58,932,816
Northern Trust Corp.	824,100	77,523,087
Raymond James Financial, Inc.	757,400	58,085,006
Total Financials		194,540,909
Health Care - 7.6%
Patterson Cos., Inc.	2,362,100	53,336,218
Quest Diagnostics, Inc.	645,900	60,785,649
Varex Imaging Corp.*	687,020	17,835,039
Varian Medical Systems, Inc.*	700,100	83,570,937
Total Health Care		215,527,843
Industrials - 14.7%
AGCO Corp.	1,058,700	59,329,548

*	Non-income producing security.
[1]	Affiliated issuer. See summary of affiliated investment transaction for details.

	Shares	Value
Arconic, Inc.	844,935	$17,177,529
Copa Holdings, S.A., Class A (Panama)	783,135	56,722,468
Donaldson Co., Inc.	810,608	41,567,978
ManpowerGroup, Inc.	435,200	33,201,408
Owens Corning	948,300	44,826,141
Stericycle, Inc.*	1,280,700	63,996,579
Wabtec Corp.	453,500	37,196,070
Werner Enterprises, Inc.	2,074,700	66,784,593
Total Industrials		420,802,314
Information Technology - 21.2%
Akamai Technologies, Inc.*	785,950	56,784,887
Cars.com, Inc.*	2,852,300	74,473,553
Cree, Inc.*	1,369,173	53,151,296
Itron, Inc.*	621,098	32,384,050
Jabil, Inc.	2,877,300	71,155,629
Juniper Networks, Inc.	4,291,000	125,597,570
Nuance Communications, Inc.*	3,794,800	65,991,572
Teradata Corp.*	2,548,900	92,779,960
Unisys Corp.*	1,800,088	33,139,620
Total Information Technology		605,458,137
Materials - 4.7%
Domtar Corp.	1,447,500	67,033,725
FMC Corp.	302,000	23,580,160
Gerdau SA, Sponsored ADR (Brazil)	10,202,100	44,379,135
Total Materials		134,993,020
Total Common Stocks (Cost $2,366,640,627)		2,811,130,731
Short-Term Investments - 1.4%
Other Investment Companies - 1.4%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[2]	13,030,509	13,030,509
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[2]	13,030,509	13,030,509
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[2]	13,425,373	13,425,373
Total Short-Term Investments (Cost $39,486,391)		39,486,391
Total Investments - 99.9% (Cost $2,406,127,018)		2,850,617,122
Other Assets, less Liabilities - 0.1%		2,472,798
Net Assets - 100.0%		$2,853,089,920

[2]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund
Schedule of Portfolio Investments (continued)

ADR American Depositary Receipt

The following schedule shows the value of affiliated investments at October 31, 2018.

Affiliated Issuers	Number of shares	Purchases	Sales	Net realized loss for the period	Net decrease in unrealized appreciation for the period	Amount of Dividends or Interest	Value
Cooper Tire & Rubber Co.	2,567,720	$18,625,480	$(28,869,985)	$(5,179,788)	$(25,252)	$1,338,013	$79,316,871

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$2,811,130,731	—	—	$2,811,130,731
Short-Term Investments
Other Investment Companies	39,486,391	—	—	39,486,391

Total Investments in Securities	$2,850,617,122	—	—	$2,850,617,122

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers LMCG Small Cap Growth Fund (the “Fund”) Class N shares returned 10.46% for the fiscal year ended October 31, 2018, compared with a 4.13% return for its benchmark, the Russell 2000® Growth Index.

U.S. stocks closed out 2017 with strong gains across many market segments. Volatility returned in 2018 with a backdrop of higher interest rates, tax cuts, new trade agreements with Mexico and Canada, trade wars in China, and other macroeconomic concerns. Most recently, markets sold off sharply in October as concerns around global growth and trade escalated. From a style perspective among U.S. small caps, growth stocks outperformed their value counterparts in the 12 months ending October 31: the Russell 2000® Growth Index returned 4.1% for the period, vs. (0.6%) for the Russell 2000® Value Index. From a size perspective, the strongest returns in the period were found in large caps. The Russell 2000® Index returned 1.9%, while the Russell Midcap® Index finished at 2.8% and the Russell 1000® Index returned 7.0%.

Although absolute returns were muted by the October selloff, we are pleased with fund performance in the period. Our growth strategy seeks to identify unrecognized growth potential wherever it exists, across all sectors and industries—and despite pockets of volatility in 2018, the market also rewarded positive revisions for sales, earnings per share (EPS), and price targets, which was supportive to our strategy.

Stock selection in information technology was strong, and the portfolio benefited from our overweight to the sector as well. Holdings in semiconductors, software, and IT services/equipment companies all helped relative returns. Strength in our biotechnology holdings led performance in the healthcare sector, along with our underweight to that segment. Returns in biotech and our providers & services companies, along with healthcare equipment, were strong enough to offset weaker stock selection in pharmaceuticals. In the newly created communication services sector, stock selection in media and telecom was positive. The portfolio’s underweight to energy, materials, and real estate (along with good stock selection in each sector) helped returns as those sectors struggled in the period.

Underperformance in consumer discretionary was concentrated mainly in the specialty retail and hotels/restaurants segments. In industrials, weaker stock selection weighed on returns, although that was partially mitigated by our underweight to the sector. The portfolio had limited exposure in consumer staples, and although the two holdings (one with positive returns in the period and one with negative returns) mostly offset one another, the portfolio was hurt on a relative basis by what we did not own in the period. Finally, in financials, poor results in bank holdings were partially offset by strong results in insurance holdings. However, the overall result in financials was negative due to our overweight.

As we enter the last two months of 2018, our portfolio is most overweight the financials and communications services sectors, and our largest underweight is in industrials. As always, these weights are fallout of our fundamental bottom-up investment process. We continue to evaluate new opportunities, and have found several new investments that should add to results in the future and are in line with the disciplined process that has resulted in long-term results for our clients. These new stocks have come across multiple industry sectors, including large sectors like healthcare and technology and smaller sectors such as energy and financials. We are confident in our companies going forward.

The views expressed represent the opinions of LMCG Investments LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers LMCG Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers LMCG Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers LMCG Small Cap Growth Fund’s Class N shares on November 3, 2010, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers LMCG Small Cap Growth Fund, the Russell 2000® Growth Index for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Managers LMCG Small Cap Growth Fund2, [3,4,5,6,7,8]
Class N	10.46%	6.46%	10.21%	11/03/10
Class I	10.68%	6.70%	8.13%	06/01/11
Russell 2000® Growth Index[9]	4.13%	8.75%	12.31%	11/03/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]

Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[7]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[8]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[9]

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers LMCG Small Cap Growth Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	30.2
Health Care	29.3
Consumer Discretionary	21.0
Industrials	6.3
Financials	4.6
Consumer Staples	3.7
Materials	1.4
Communication Services	1.0
Real Estate	0.8
Short-Term Investments[1]	8.9
Other Assets Less Liabilities[2]	(7.2)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Sinclair Broadcast Group, Inc., Class A	5.5
GTT Communications, Inc.	4.6
Mimecast, Ltd.	4.2
Marriott Vacations Worldwide Corp.	4.1
LHC Group, Inc.	3.9
Red Rock Resorts, Inc., Class A	3.8
Carbonite, Inc.	3.2
Gray Television, Inc.	3.2
Addus HomeCare Corp.	2.7
AtriCure, Inc.	2.6

Top Ten as a Group	37.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers LMCG Small Cap Growth Fund
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 98.3%
Communication Services - 1.0%
Boingo Wireless, Inc.*	34,033	$1,066,254
Consumer Discretionary - 21.0%
BJ’s Restaurants, Inc.	29,333	1,794,593
Five Below, Inc.*	3,727	424,207
Gray Television, Inc.*,1	189,689	3,283,517
Marriott Vacations Worldwide Corp.	47,385	4,193,099
Ollie’s Bargain Outlet Holdings, Inc.*	18,786	1,745,219
Red Rock Resorts, Inc., Class A1	168,634	3,902,191
Sinclair Broadcast Group, Inc., Class A	198,185	5,676,018
Wingstop, Inc.	10,349	648,054
Total Consumer Discretionary		21,666,898
Consumer Staples - 3.7%
Central Garden & Pet Co., Class A*	86,836	2,574,687
Freshpet, Inc.*	32,870	1,252,347
Total Consumer Staples		3,827,034
Financials - 4.6%
Ameris Bancorp.	34,456	1,477,818
Health Insurance Innovations, Inc., Class A*,1	16,161	790,273
Kinsale Capital Group, Inc.	15,830	945,209
Western Alliance Bancorp.*	31,570	1,522,937
Total Financials		4,736,237
Health Care - 29.3%
Addus HomeCare Corp.*	42,467	2,781,588
Agios Pharmaceuticals, Inc.*,1	22,517	1,419,922
Allogene Therapeutics, Inc.*	22,553	541,498
AtriCure, Inc.*	82,811	2,634,218
Bluebird Bio, Inc.*,1	2,667	305,905
Blueprint Medicines Corp.*	22,177	1,347,696
CryoLife, Inc.*	38,394	1,189,446
Immunomedics, Inc.*,1	31,264	704,378
iRhythm Technologies, Inc.*	25,576	1,976,002
LHC Group, Inc.*	43,933	4,016,794
Ligand Pharmaceuticals, Inc.*,1	7,512	1,238,053
Loxo Oncology, Inc.*	4,101	626,059
Medidata Solutions, Inc.*	35,992	2,530,238
Molina Healthcare, Inc.*,1	13,504	1,711,902
Myriad Genetics, Inc.*	35,820	1,612,975
Penumbra, Inc.*,1	2,784	378,624
R1 RCM, Inc.*	159,217	1,348,568
Sarepta Therapeutics, Inc.*,1	11,857	1,585,992
Tactile Systems Technology, Inc.*,1	7,282	476,825

	Shares	Value
Tandem Diabetes Care, Inc.*	14,934	$561,668
Teladoc Health, Inc.*	16,651	1,154,580
Total Health Care		30,142,931
Industrials - 6.3%
Curtiss-Wright Corp.	20,788	2,275,455
Insperity, Inc.	11,067	1,215,710
MasTec, Inc.*	54,643	2,377,517
SiteOne Landscape Supply, Inc.*,1	9,585	652,163
Total Industrials		6,520,845
Information Technology - 30.2%
2U, Inc.*,1	39,445	2,481,485
Altair Engineering, Inc., Class A*	41,062	1,566,105
Appian Corp.*,1	70,042	1,800,780
Apptio, Inc., Class A*	82,250	2,130,275
Carbonite, Inc.*	97,403	3,332,157
Envestnet, Inc.*,1	48,615	2,528,952
Euronet Worldwide, Inc.*,1	9,562	1,063,103
Everbridge, Inc.*	8,627	438,510
Fair Isaac Corp.*	2,634	507,598
GTT Communications, Inc.*,1	132,779	4,766,766
HubSpot, Inc.*	3,197	433,673
Instructure, Inc.*	19,273	719,654
Mimecast, Ltd.*	125,462	4,373,605
Paylocity Holding Corp.*	18,988	1,249,221
RealPage, Inc.*,1	41,906	2,221,018
Zuora, Inc., Class A*	71,353	1,457,028
Total Information Technology		31,069,930
Materials - 1.4%
Ingevity Corp.*	15,328	1,396,074
Real Estate - 0.8%
National Storage Affiliates Trust, REIT	30,714	817,914
Total Common Stocks (Cost $96,815,184)		101,244,117
	Principal Amount
Short-Term Investments - 8.9%
Joint Repurchase Agreements - 5.7%[2]
Citigroup Global Markets, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,405,850 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/01/19 - 09/09/49, totaling $1,433,878)	$1,405,763	1,405,763

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Joint Repurchase Agreements - 5.7%[2] (continued)
HSBC Securities USA, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,405,849 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 07/01/23 - 01/01/57, totaling $1,433,878)	$1,405,763	$1,405,763
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/18, due 11/01/18, 2.200% total to be received $295,629 (collateralized by various U.S. Treasuries, 0.125% - 2.500%, 04/30/20 -09/09/49, totaling $301,523)	295,611	295,611
Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,405,849 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $1,433,878)	1,405,763	1,405,763
RBC Dominion Securities, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,405,850 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $1,433,878)	1,405,763	1,405,763
Total Joint Repurchase Agreements		5,918,663

	Shares	Value
Other Investment Companies - 3.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	1,076,862	$1,076,862
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%3	1,076,861	1,076,861
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	1,109,494	1,109,494
Total Other Investment Companies		3,263,217
Total Short-Term Investments (Cost $9,181,880)		9,181,880
Total Investments - 107.2% (Cost $105,997,064)		110,425,997
Other Assets, less Liabilities - (7.2)%		(7,392,086)
Net Assets - 100.0%		$103,033,911

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $20,576,918 or 20.0% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$101,244,117	—	—	$101,244,117
Short-Term Investments
Joint Repurchase Agreements	—	$5,918,663	—	5,918,663
Other Investment Companies	3,263,217	—	—	3,263,217

Total Investments in Securities	$104,507,334	$5,918,663	—	$110,425,997

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

During the fiscal year ended October 31, 2018, a Level 3 security transferred from Level 3 to Level 2 and was subsequently sold, generating a realized gain of $398,566.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG River Road Small-Mid Cap Value Fund (the “Fund”) Class N shares returned 7.09%, outperforming the Russell 2500® Value Index return of 0.27%.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was information technology, which benefited from strong stock selection. The sector with the largest negative contribution to relative return was real estate, which lagged due to poor stock selection.

The top contributing holdings in the Fund were Advance Auto Parts Inc. (AAP) and Premier Inc. (PINC). Advance is an automotive retailer of aftermarket replacement parts, accessories, batteries, and maintenance items. During 2018, AAP demonstrated continued progress on its multi-year turnaround effort to close its margin gap with peers. SG&A expense improved on lower labor costs and free cash flow improved dramatically from better inventory management and lower capital expenditures. We significantly trimmed the position. Premier is the second-largest healthcare group purchasing organization (GPO) in the U.S. and also provides data analytics software to hospitals and other outpatient facilities. Earlier in the year, investor sentiment improved when it was reported Amazon (AMZN) had abandoned its efforts to sell pharmaceutical products to large health systems. This decision supported our view that GPOs such as PINC have high switching costs and offer more value than AMZN can provide. During fiscal 2018, PINC reported strong revenue, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), and free cash flow growth. The company maintained a 98% retention rate in its GPO business and a 97% renewal rate in its software segment. The position was trimmed as the stock approached our assessed value.

The bottom contributing holdings in the Fund were Avaya Holdings Corp. (AVYA) and GCI Liberty Inc. (GLIBA). Avaya provides communications networks for companies via on-premise, cloud, or hybrid formats and is also the largest provider of software for call centers. AVYA recently emerged from bankruptcy, shedding more than $4 billion of debt and pension obligations. The previous debt holders received all of the new AVYA equity. When interest rates started to rise in October, AVYA significantly underperformed despite no company specific news. We took no action on the position. GCI Liberty owns a 6.5% economic interest in Charter Communications (CHTR) and owns 100% of the largest cable provider in Alaska. During most of 2018, investor sentiment for the cable industry was poor due to continued fears of cord-cutting. However, cord-cutting has little impact on company profitability. By year end, CHTR will complete the final integration and network upgrades associated with its acquisitions of Time Warner Cable and Bright House Networks in 2016. With this massive undertaking behind the company, we expect CHTR to gain broadband market share, improve churn, and use significantly increasing levels of free cash flow for share repurchases. We maintained the position in GLIBA.

OUTLOOK AND POSITIONING

The macro challenges we expected in 2019 appear to have arrived early as competitive and inflationary pressures, combined with higher interest rates, erode the benefits of tax reform. While the economy is still strong and overall earnings growth remains healthy, credit spreads are beginning to widen and smaller cap earnings growth appears well below absolute and relative expectations. To maintain current valuations, the market (and small caps in particular) is likely to require a steady stream of good news and will show little tolerance for disappointment. Thus, while not a high confidence prediction, we believe small caps have likely seen their highs for the year and, perhaps, the foreseeable future.

In response, we continue to position the Fund in shares of high-quality companies we believe will perform well in a period of slowing economic growth, while also avoiding superficial safe havens, like most utilities, that we believe are less attractive investments longer term. If returns moderate over the coming months, we expect the Fund’s holdings and low volatility approach will be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC , as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Small-Mid Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Small-Mid Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Small-Mid Cap Value Fund’s Class N shares on October 31, 2008, to a $10,000 investment made in the Russell 2500® Value Index and Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Small-Mid Cap Value Fund, the Russell 2500® Value Index and Russell 2000® Value Index for the same time periods ended October 31, 2018.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG River Road Small-Mid Cap Value Fund2, [3,4,5,6]
Class N	7.09%	8.61%	11.67%	6.83%	03/29/07
Class I	7.32%	8.87%	11.96%	6.79%	06/28/07
Class Z	7.37%	—	—	5.49%	09/29/17
Russell 2500® Value Index[7]	0.27%	7.17%	12.11%	6.30%	03/29/07	†
Russell 2000® Value Index[8]	(0.59%)	7.18%	10.95%	5.73%	03/29/07	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[4]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]

The Russell 2500® Value Index measures the performance of the Russell 2500® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2500® Value Index is unmanaged, is not available for investment and does not incur expenses.

[8]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Small-Mid Cap Value Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	28.6
Information Technology	19.3
Industrials	16.5
Financials	14.4
Consumer Staples	6.1
Health Care	5.8
Energy	1.8
Materials	0.7
Real Estate	0.5
Short-Term Investments[1]	8.0
Other Assets Less Liabilities[2]	(1.7)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
GCI Liberty Inc., Class A	4.0
White Mountains Insurance Group, Ltd.	3.8
Premier, Inc., Class A	3.2
Cannae Holdings, Inc.	3.2
Liberty Expedia Holdings, Inc., Class A	3.1
Liberty Broadband Corp., Class C	3.1
Hostess Brands, Inc.	3.0
Sabre Corp.	3.0
Discovery, Inc., Class C	2.7
Nielsen Holdings PLC	2.4

Top Ten as a Group	31.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small-Mid Cap Value Fund
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 93.7%
Consumer Discretionary - 28.6%
Advance Auto Parts, Inc.	4,033	$644,312
AMC Networks, Inc., Class A*,1	7,530	441,107
Asbury Automotive Group, Inc.*	10,284	669,488
Biglari Holdings, Inc., Class A*	201	150,750
Biglari Holdings, Inc., Class B*	986	140,505
Discovery, Inc., Class C*	64,010	1,876,133
Entercom Communications Corp., Class A1	67,470	437,880
Extended Stay America, Inc., (Units)	48,330	786,812
GCI Liberty Inc., Class A*	58,272	2,758,014
The Interpublic Group of Cos., Inc.	21,357	494,628
J Alexander’s Holdings, Inc.*	20,241	213,543
Liberty Broadband Corp., Class C*	25,703	2,131,550
Liberty Expedia Holdings, Inc., Class A*	49,945	2,168,612
Liberty Latin America, Ltd., Class A*,1	35,780	643,324
Liberty Latin America, Ltd., Class C*	60,240	1,084,923
LKQ Corp.*	58,133	1,585,287
Motorcar Parts of America, Inc.*,1	42,880	908,198
Murphy USA, Inc.*	14,436	1,163,975
PICO Holdings, Inc.	43,032	491,426
Sleep Number Corp.*,1	29,546	1,074,588
Total Consumer Discretionary		19,865,055
Consumer Staples - 6.1%
Casey’s General Stores, Inc.	7,586	956,670
Hostess Brands, Inc.*,1	200,422	2,084,389
Ingles Markets, Inc., Class A1	36,903	1,215,585
Total Consumer Staples		4,256,644
Energy - 1.8%
PBF Energy, Inc., Class A	17,274	722,917
World Fuel Services Corp.	16,840	538,880
Total Energy		1,261,797
Financials - 14.4%
Axis Capital Holdings, Ltd. (Bermuda)	22,740	1,268,665
Cannae Holdings, Inc.*	120,775	2,230,714
Capital Southwest Corp., BDC	21,897	416,043
FGL Holdings (Bermuda)*,1	124,460	983,234
Genworth Financial, Inc., Class A*	161,250	690,150
Jefferies Financial Group, Inc.	38,728	831,490
Oaktree Specialty Lending Corp.	200,420	911,911
White Mountains Insurance Group, Ltd.	2,952	2,617,450
Total Financials		9,949,657

	Shares	Value
Health Care - 5.8%
Computer Programs & Systems, Inc.	30,354	$758,850
Patterson Cos., Inc.	46,170	1,042,519
Premier, Inc., Class A*	49,587	2,231,415
Total Health Care		4,032,784
Industrials - 16.5%
Air Transport Services Group, Inc.*	50,398	987,801
Argan, Inc.[1]	17,161	755,427
Armstrong Flooring, Inc.*	37,525	583,514
Armstrong World Industries, Inc.*	24,531	1,514,789
Colfax Corp.*	24,464	685,726
Cubic Corp.	8,273	542,791
Forward Air Corp.	11,411	684,546
Kansas City Southern	8,733	890,417
MSC Industrial Direct Co, Inc., Class A	8,570	694,684
Nielsen Holdings PLC	63,596	1,652,224
Resources Connection, Inc.	26,008	424,451
UniFirst Corp.	10,058	1,501,659
WageWorks, Inc.*	13,200	525,492
Total Industrials		11,443,521
Information Technology - 19.3%
ACI Worldwide, Inc.*	36,570	917,541
Avaya Holdings Corp.*	89,440	1,468,605
Cars.com, Inc.*,1	38,039	993,198
CDK Global, Inc.	21,388	1,224,249
Conduent, Inc.*	79,946	1,526,969
CSG Systems International, Inc.	38,859	1,363,951
Dolby Laboratories, Inc., Class A	8,210	564,930
NCR Corp.*,1	42,403	1,138,520
Sabre Corp.	83,950	2,069,367
Sykes Enterprises, Inc.*	29,871	916,144
Tech Data Corp.*	16,763	1,184,474
Total Information Technology		13,367,948
Materials - 0.7%
Compass Minerals International, Inc.[1]	10,100	489,951
Real Estate - 0.5%
Newmark Group, Inc., Class A	32,100	312,654
Total Common Stocks (Cost $62,080,159)		64,980,011

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 8.0%
Joint Repurchase Agreements - 2.5%[2]
Mizuho Securities USA, LLC dated 10/31/18, due 11/01/18, 2.220% total to be received $758,472 (collateralized by various U.S. Government Agency Obligations, 2.000% - 7.500%, 03/01/31 - 02/15/48, totaling $773,594)	$758,425	$758,425
RBC Dominion Securities, Inc. dated 10/31/18, due 11/01/18, 2.220% total to be received $1,000,062 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		1,758,425

	Shares
Other Investment Companies - 5.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	1,262,273	1,262,273
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%3	1,262,273	1,262,273
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	1,300,524	1,300,524
Total Other Investment Companies		3,825,070
Total Short-Term Investments (Cost $5,583,495)		5,583,495

Value
Total Investments - 101.7% (Cost $67,663,654)	$70,563,506
Other Assets, less Liabilities - (1.7)%	(1,187,321)
Net Assets - 100.0%	$69,376,185

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $6,449,277 or 9.3% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

BDC    Business Development Company

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$64,980,011	—	—	$64,980,011
Short-Term Investments
Joint Repurchase Agreements	—	$1,758,425	—	1,758,425
Other Investment Companies	3,825,070	—	—	3,825,070

Total Investments in Securities	$68,805,081	$1,758,425	—	$70,563,506

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG River Road Small Cap Value Fund (the “Fund”) Class N shares returned 5.41%, outperforming the (0.59)% return for the Russell 2000® Value Index.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was information technology, which benefited from strong stock selection. The sector with the largest negative contribution to relative return was consumer discretionary, which lagged due to poor stock selection. The Fund’s cash position, which averaged approximately 7% during the period, was slightly additive to relative performance.

The top contributing holdings in the Fund were Premier Inc. (PINC) and Mitel Networks Corp. (MITL). Premier is the second-largest healthcare group purchasing organization (GPO) in the U.S. and also provides data analytics software to hospitals and other outpatient facilities. Earlier in the year, investor sentiment improved when it was reported Amazon (AMZN) had abandoned its efforts to sell pharmaceutical products to large health systems. This decision supported our view that GPOs such as PINC have high switching costs and offer more value than AMZN can provide. During fiscal 2018, PINC reported strong revenue, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), and free cash flow growth. The company maintained a 98% retention rate in its GPO business and a 97% renewal rate in its software segment. The position was trimmed as the stock approached our assessed value. Mitel provides unified communications and collaboration products and services for businesses. In April 2018, MITL agreed to be acquired by private equity firm Searchlight Capital Partners for $11.15/share, which equated to 8.7x ‘18e EBITDA and was 93% of our $12/share assessed valuation. The bid was a +24% premium to the trailing three-month average price. We believe Searchlight was likely drawn to MITL after seeing evidence of its successful migration of customers from on-premise to cloud, which was a key element of our investment thesis. We exited the position.

The bottom contributing holdings in the Fund were Avaya Holdings Corp. (AVYA) and Motorcar Parts of America Inc. (MPAA). Avaya provides communications networks for companies via on-premise, cloud, or hybrid formats and is also the largest provider of software for call centers. AVYA recently emerged from bankruptcy, shedding more than $4 billion of debt and pension obligations. The previous debt holders received all of the new AVYA equity. When interest rates started to rise in October, AVYA significantly underperformed despite no company-specific news. We took no action on the position. Motorcar Parts of America is a remanufacturer of starters, alternators, and other auto parts. Despite market share gains in virtually all of its product lines, MPAA sales have been weak in 2018 as its major customers (O’Reilly, Advance Auto, AutoZone) reduced in-store inventories. This slowdown in MPAA revenues caused margin pressure due to manufacturing inefficiencies. As we analyze the average age of vehicles, miles driven, and historical replacement rates, we believe demand is a “when” not “if” story. Recent industry reports from its customers suggest increasing growth tailwinds for 2019. We took no action on the position.

OUTLOOK AND POSITIONING

The macro challenges we expected in 2019 appear to have arrived early as competitive and inflationary pressures, combined with higher interest rates, erode the benefits of tax reform. While the economy is still strong and overall earnings growth remains healthy, credit spreads are beginning to widen and small cap earnings growth appears well below absolute and relative expectations. To maintain current valuations, the market (and small caps in particular) is likely to require a steady stream of good news and will show little tolerance for disappointment. Thus, while not a high confidence prediction, we believe small caps have likely seen their highs for the year and, perhaps, the foreseeable future.

In response, we continue to position the Fund in shares of high-quality companies we believe will perform well in a period of slowing economic growth, while also avoiding superficial safe havens, like most utilities, that we believe are less attractive investments longer term. If returns moderate over the coming months, we expect the Fund’s holdings and low volatility approach will be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Small Cap Value Fund’s Class N shares on October 31, 2008, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Small Cap Value Fund, the Russell 2000® Value Index for the same time periods ended October 31, 2018.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG River Road Small Cap Value Fund[2,3,4,5,6]
Class N	5.41%	7.95%	10.98%	7.97%	06/28/05
Class I	5.60%	8.22%	11.25%	6.19%	12/13/06
Class Z	5.71%	—	—	5.24%	09/29/17
Russell 2000® Value Index[7]	(0.59%)	7.18%	10.95%	7.00%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[4]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[5]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Small Cap Value Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	20.1
Industrials	19.4
Consumer Discretionary	19.2
Financials	15.7
Consumer Staples	7.1
Health Care	7.0
Energy	4.1
Materials	0.6
Real Estate	0.6
Short-Term Investments[1]	8.4
Other Assets Less Liabilities[2]	(2.2)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
White Mountains Insurance Group, Ltd.	4.5
Premier, Inc., Class A	4.2
Cannae Holdings, Inc.	3.8
Liberty Expedia Holdings, Inc., Class A	3.2
UniFirst Corp.	3.1
Hostess Brands, Inc.	3.0
Liberty Latin America, Ltd., Class C	2.7
Armstrong World Industries, Inc.	2.6
Ingles Markets, Inc., Class A	2.3
Avaya Holdings Corp.	2.3

Top Ten as a Group	31.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small Cap Value Fund
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 93.8%
Consumer Discretionary - 19.2%
AMC Networks, Inc., Class A*,1	64,654	$3,787,431
Asbury Automotive Group, Inc.*,1	86,946	5,660,185
Biglari Holdings, Inc., Class A*	1,584	1,188,000
Biglari Holdings, Inc., Class B*	10,743	1,530,877
Entercom Communications Corp., Class A1	320,662	2,081,096
Extended Stay America, Inc., (Units)	333,538	5,429,999
J Alexander’s Holdings, Inc.*	306,645	3,235,105
Liberty Expedia Holdings, Inc., Class A*	265,287	11,518,762
Liberty Latin America, Ltd., Class C*	545,846	9,830,686
Motorcar Parts of America, Inc.*,1	248,872	5,271,109
Murphy USA, Inc.*	99,927	8,057,114
PICO Holdings, Inc.	384,456	4,390,487
Sleep Number Corp.*	191,953	6,981,331
Total Consumer Discretionary		68,962,182
Consumer Staples - 7.1%
Casey’s General Stores, Inc.	51,771	6,528,841
Hostess Brands, Inc.*	1,042,950	10,846,680
Ingles Markets, Inc., Class A	249,525	8,219,353
Total Consumer Staples		25,594,874
Energy - 4.1%
Evolution Petroleum Corp.	242,002	2,492,621
Gran Tierra Energy, Inc. (Canada)*	657,120	2,004,216
PBF Energy, Inc., Class A	124,130	5,194,840
QEP Resources, Inc.*	122,690	1,093,168
World Fuel Services Corp.	122,531	3,920,992
Total Energy		14,705,837
Financials - 15.7%
American National Insurance Co.	35,085	4,323,875
Cannae Holdings, Inc.*	737,564	13,622,807
Capital Southwest Corp., BDC	264,977	5,034,563
FGL Holdings (Bermuda)*,1	600,477	4,743,768
First Citizens BancShares, Inc., Class A	7,185	3,065,337
Genworth Financial, Inc., Class A*	875,400	3,746,712
Oaktree Specialty Lending Corp.	1,268,750	5,772,813
White Mountains Insurance Group, Ltd.	18,199	16,136,507
Total Financials		56,446,382
Health Care - 7.0%
Computer Programs & Systems, Inc.	187,126	4,678,150
Patterson Cos., Inc.	239,882	5,416,536
Premier, Inc., Class A*	335,817	15,111,765
Total Health Care		25,206,451

	Shares	Value
Industrials - 19.4%
Air Transport Services Group, Inc.*	286,708	$5,619,477
Argan, Inc.	101,628	4,473,664
Armstrong Flooring, Inc.*	235,612	3,663,767
Armstrong World Industries, Inc.*	148,954	9,197,909
Barrett Business Services, Inc.	48,456	3,048,851
Colfax Corp.*	128,094	3,590,475
Cubic Corp.	67,187	4,408,139
Forward Air Corp.	88,612	5,315,834
Kelly Services, Inc., Class A	118,734	2,789,062
Resources Connection, Inc.	268,383	4,380,011
SP Plus Corp.*	101,029	3,228,887
UniFirst Corp.	75,517	11,274,688
Viad Corp.	91,930	4,402,528
WageWorks, Inc.*	100,746	4,010,698
Total Industrials		69,403,990
Information Technology - 20.1%
ACI Worldwide, Inc.*	200,591	5,032,828
Avaya Holdings Corp.*	498,206	8,180,543
Cars.com, Inc.*,1	291,922	7,622,083
Computer Services, Inc.	150,753	7,548,203
Conduent, Inc.*	387,640	7,403,924
CSG Systems International, Inc.	200,860	7,050,186
Ituran Location and Control, Ltd. (Israel)	193,193	6,591,745
NCR Corp.*,1	209,790	5,632,861
OSI Systems, Inc.*,1	52,533	3,633,182
Sykes Enterprises, Inc.*	188,145	5,770,407
Tech Data Corp.*	80,322	5,675,553
TTEC Holdings, Inc.	82,028	2,044,138
Total Information Technology		72,185,653
Materials - 0.6%
Compass Minerals International, Inc.[1]	41,170	1,997,157
Real Estate - 0.6%
Newmark Group, Inc., Class A	198,332	1,931,754
Total Common Stocks (Cost $290,000,125)		336,434,280

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 8.4%
Joint Repurchase Agreements - 1.8%[2]
Citigroup Global Markets, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,581,239 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/01/19 - 09/09/49, totaling $1,612,764)	$1,581,141	$1,581,141
HSBC Securities USA, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,581,238 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 07/01/23 - 01/01/57, totaling $1,612,764)	1,581,141	1,581,141
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/18, due 11/01/18, 2.200% total to be received $332,494 (collateralized by various U.S. Treasuries, 0.125% - 2.500%, 04/30/20 -09/09/49, totaling $339,123)	332,474	332,474
Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,581,238 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $1,612,764)	1,581,141	1,581,141
RBC Dominion Securities, Inc. dated 10/31/18, due 11/01/18, 2.220% total to be received $1,581,239 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 - 09/09/49, totaling $1,612,764)	1,581,141	1,581,141
Total Joint Repurchase Agreements		6,657,038

	Shares	Value
Other Investment Companies - 6.6%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	7,763,052	$7,763,051
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	7,763,052	7,763,052
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	7,998,296	7,998,296
Total Other Investment Companies		23,524,399
Total Short-Term Investments (Cost $30,181,438)		30,181,437
Total Investments - 102.2% (Cost $320,181,563)		366,615,717
Other Assets, less Liabilities - (2.2)%		(7,763,814)
Net Assets - 100.0%		$358,851,903

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $25,100,431 or 7.0% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

BDC    Business Development Company

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$336,434,280	—	—	$336,434,280
Short-Term Investments
Joint Repurchase Agreements	—	$6,657,038	—	6,657,038
Other Investment Companies	23,524,399	—	—	23,524,399

Total Investments in Securities	$359,958,679	$6,657,038	—	$366,615,717

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund

Portfolio Manager’s Comments (unaudited)

REVIEW AND OUTLOOK

The AMG Managers Silvercrest Small Cap Fund (the “Fund”) Class N shares returned (6.43)% for the fiscal year ended October 31, 2018, compared with an (0.59)% return for its benchmark, the Russell 2000® Value Index.

We saw a larger than usual impact from our various sector over/under weightings versus the Russell 2000® Value Index, with our overweight allocation in the poorly performing materials and technology sectors having the greatest negative impact. As is typical for us, the bulk of our performance relative to the index was from stock selection—unfortunately, negative for the fiscal year. We performed extremely poorly in consumer discretionary, costing us almost 2% of relative performance. Lithia Motors (-20%) was our worst contributor to return in the sector, severely lagging the 25% return within the specialty retailing subsector as the company reported disappointing progress in leveraging selling, general and administrative (SG&A) expenses after completing some large acquisitions. In the energy sector, our two services companies, Select Energy (-41%) and Forum Energy Technologies (-38%), were our worst offenders in a generally tough environment for services companies. On the positive side, our best sector contribution to return was in producer durables, where our best performer was Insperity, Inc. (+150%), our single best performer over the fiscal year. Insperity, a workplace solutions company, reported strong earnings results and was in an investor sweet spot given its domestic orientation in a strong employment environment. We exited our position in Insperity during the period. We also performed relatively well in the small consumer staples sector, with food company Lancaster Colony gaining 39%.

Our largest individual contributors to return, aside from the aforementioned Insperity, included hazardous waste disposal company U.S. Ecology (+49%), where a solid economy tends to generate greater volumes, and ICU Medical (+33%), a medical devices company which had reported several strong earnings reports.

Our largest detractors from return included MACOM Technology Solutions (-66%), our single worst absolute performer. MACOM reported several weaker-than-expected quarters, suffering from weak demand from some Chinese customers. Dana Corp. (-48%), despite posting reasonable quarterly results, declined in an adverse sentiment environment for auto and heavy truck related names. QTS Realty (-31%), a data-center REIT (real estate investment trust), suffered from poor communication of a strategic move away from some lower margin business, after having given no indication of an upcoming change at a high-profile Investor Day just three months prior.

We are disappointed in our results for the fiscal year in what we have found to be a challenging environment, manifested in a more bifurcated market sentiment with winners continuing to move higher, without much heed to valuation—until an adverse data point impacts that rosy sentiment—and losers that continue to languish, as investors seem unwilling to look through the valley to better times, instead embracing a “why bother?” attitude. As we write this, sentiment appears to be shifting a bit, as some of the market darlings, the “FAANG” stocks for example, have come under pressure.1 We would expect to make up some ground in an environment where valuation matters again. We will continue to focus on building a diversified portfolio of what we believe to be higher-quality companies as measured by return on invested capital (ROIC) and balance sheet strength available at reasonable valuations.

[1]	FAANG stocks refers to Facebook Inc., Apple Inc. Amazon.com Inc., Netflix and Alphabet (formerly Google Inc.).

The views expressed represent the opinions of Silvercrest Asset Management Group LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Silvercrest Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Silvercrest Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Silvercrest Small Cap Fund’s Class N shares on December 27, 2011, to a $10,000 investment made in the Russell 2000® Value Index and Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Silvercrest Small Cap Fund, the Russell 2000® Value Index and Russell 2000® Index for the same time periods ended October 31, 2018.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Silvercrest Small Cap Fund[2,3,4,5]
Class N	(6.43%)	6.58%	10.85%	12/27/11
Class I	(6.16%)	6.86%	11.14%	12/27/11
Class Z	(6.14%)	—	(4.72%)	09/29/17
Russell 2000® Value Index[6]	(0.59%)	7.18%	11.45%	12/27/11	†
Russell 2000® Index[7]	1.85%	8.01%	12.34%	12/27/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[4]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[6]

The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[7]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Silvercrest Small Cap Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

% of Net Assets
Sector
Financials	21.4
Industrials	16.8
Information Technology	14.8
Consumer Discretionary	13.3
Real Estate	7.7
Health Care	6.9
Materials	5.6
Energy	5.0
Utilities	3.5
Consumer Staples	3.2
Short-Term Investments[1]	3.8
Other Assets Less Liabilities[2]	(2.0)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of Net Assets
Security Name
IBERIABANK Corp.	3.2
BancorpSouth Bank	3.1
Independent Bank Corp.	3.1
Selective Insurance Group, Inc.	2.8
Glacier Bancorp, Inc.	2.7
Matador Resources Co.	2.6
Pebblebrook Hotel Trust, 0.380%, 01/01/00	2.6
CVB Financial Corp.	2.6
Wolverine World Wide, Inc.	2.6
US Ecology, Inc.	2.4

Top Ten as a Group	27.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Silvercrest Small Cap Fund

Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Common Stocks - 98.2%
Consumer Discretionary - 13.3%
Carter’s, Inc.[1]	27,520	$2,641,370
Dana, Inc.	149,865	2,333,398
La-Z-Boy, Inc.	159,795	4,442,301
Lithia Motors, Inc., Class A	14,095	1,255,583
Meredith Corp.[1]	85,065	4,385,951
Murphy USA, Inc.*	33,270	2,682,560
Oxford Industries, Inc.	36,200	3,221,076
Stoneridge, Inc.*	87,260	2,217,277
Visteon Corp.*	29,330	2,318,243
Wolverine World Wide, Inc.	172,560	6,068,935
Total Consumer Discretionary		31,566,694
Consumer Staples - 3.2%
J&J Snack Foods Corp.	27,984	4,369,982
Lancaster Colony Corp.[1]	19,509	3,343,452
Total Consumer Staples		7,713,434
Energy - 5.0%
Callon Petroleum Co.*,1	347,820	3,467,765
Forum Energy Technologies, Inc.*,1	60,110	538,586
Matador Resources Co.*,1	214,785	6,194,399
Select Energy Services, Inc., Class A*,1	187,075	1,788,437
Total Energy		11,989,187
Financials - 21.4%
BancorpSouth Bank	258,850	7,428,995
CVB Financial Corp.[1]	278,990	6,095,931
FCB Financial Holdings, Inc., Class A*	140,335	5,491,309
Glacier Bancorp, Inc.	151,540	6,425,296
Horace Mann Educators Corp.	94,099	3,696,209
IBERIABANK Corp.	100,659	7,498,089
Independent Bank Corp.[1]	94,503	7,413,760
Selective Insurance Group, Inc.	104,300	6,763,855
Total Financials		50,813,444
Health Care - 6.9%
Allscripts Healthcare Solutions, Inc.*	311,470	3,709,608
AMN Healthcare Services, Inc.*	72,190	3,654,258
ICU Medical, Inc.*	9,376	2,388,348
Integer Holdings Corp.*	45,390	3,380,193
Natus Medical, Inc.*,1	109,225	3,263,643
Total Health Care		16,396,050
Industrials - 16.8%
Advanced Disposal Services, Inc.*	191,010	5,174,461
Altra Industrial Motion Corp.	113,295	3,656,030

	Shares	Value
BMC Stock Holdings, Inc.*	161,595	$2,705,100
CIRCOR International, Inc.[1]	32,540	1,057,875
EMCOR Group, Inc.	27,256	1,934,631
ESCO Technologies, Inc.	72,320	4,427,430
Forward Air Corp.	47,210	2,832,128
Gibraltar Industries, Inc.*	95,890	3,417,520
Knoll, Inc.	150,835	2,994,075
Mueller Water Products, Inc., Class A	318,475	3,267,554
Standex International Corp.	33,295	2,700,890
US Ecology, Inc.	81,224	5,679,994
Total Industrials		39,847,688
Information Technology - 14.8%
ACI Worldwide, Inc.*	153,987	3,863,534
Brooks Automation, Inc.	177,915	5,520,703
Entegris, Inc.	64,520	1,712,361
Littelfuse, Inc.	14,108	2,555,805
MACOM Technology Solutions Holdings, Inc.*,1	41,605	585,382
Methode Electronics, Inc.	103,535	3,064,636
MKS Instruments, Inc.	28,710	2,115,640
Plexus Corp.*	68,855	4,021,132
Rogers Corp.*	31,200	3,839,472
Semtech Corp.*	85,130	3,825,742
SYNNEX Corp.	51,880	4,026,407
Total Information Technology		35,130,814
Materials - 5.6%
HB Fuller Co.[1]	101,815	4,526,695
Ingevity Corp.*	26,620	2,424,550
Minerals Technologies, Inc.	64,290	3,519,877
PH Glatfelter Co.	159,268	2,850,897
Total Materials		13,322,019
Real Estate - 7.7%
EastGroup Properties, Inc., REIT [1]	35,983	3,446,812
Pebblebrook Hotel Trust, REIT [1]	183,055	6,170,783
Physicians Realty Trust, REIT	236,095	3,914,455
QTS Realty Trust, Inc., Class A, REIT	121,040	4,638,253
Total Real Estate		18,170,303
Utilities - 3.5%
MGE Energy, Inc.	39,268	2,453,465
ONE Gas, Inc.	52,035	4,106,082
Portland General Electric Co.	37,469	1,689,102
Total Utilities		8,248,649
Total Common Stocks (Cost $225,053,648)		233,198,282

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Short-Term Investments - 3.8%
Joint Repurchase Agreements - 2.7%[2]
Citigroup Global Markets, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,522,220 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/01/19 - 09/09/49, totaling $1,552,569)	$1,522,126	$1,522,126
HSBC Securities USA, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,522,219 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 07/01/23 - 01/01/57, totaling $1,552,569)	1,522,126	1,522,126
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/18, due 11/01/18, 2.200% total to be received $320,075 (collateralized by various U.S. Treasuries, 0.125% - 2.500%, 04/30/20 -09/09/49, totaling $326,456)	320,055	320,055
Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,522,219 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $1,552,568)	1,522,126	1,522,126
RBC Dominion Securities, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,522,220 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $1,552,568)	1,522,126	1,522,126
Total Joint Repurchase Agreements		6,408,559

	Shares	Value
Other Investment Companies - 1.1%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	874,788	$874,788
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	874,789	874,789
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	901,297	901,297
Total Other Investment Companies		2,650,874
Total Short-Term Investments (Cost $9,059,433)		9,059,433
Total Investments - 102.0% (Cost $234,113,081)		242,257,715
Other Assets, less Liabilities - (2.0)%		(4,762,033)
Net Assets - 100.0%		$237,495,682

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $26,468,951 or 11.1% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$233,198,282	—	—	$233,198,282
Short-Term Investments
Joint Repurchase Agreements	—	$6,408,559	—	6,408,559
Other Investment Companies	2,650,874	—	—	2,650,874

Total Investments in Securities	$235,849,156	$6,408,559	—	$242,257,715

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG GW&K U.S. Small Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ending October 31, 2018, the AMG GW&K U.S. Small Cap Growth Fund (the “Fund”) Class N shares returned 3.41% compared to the return of 4.13% for the Russell 2000® Growth Index.

We began our commentary at this time a year ago by noting that the preceding 12-month period had begun with a bang—specifically, the election of then-candidate Trump and the ensuing rally in U.S. equities. As we wrote last year, stocks quickly surged in the aftermath of the election on a snap back from the sharp decline leading up to the time when voters cast their ballots. The Russell 2000® Growth Index built on that strong start and ended October of 2017 with a gain of 31.0% over the prior 12 months. The move higher continued for much of the most recent measurement period, such that the benchmark boasted another robust gain of 22.1% from the start of November 2017 through the end of August 2018. As usual, the rally provided investors with a few anxious moments of volatility, but nothing that rose to the level of a correction. However, the markets (if not the electorate) eventually saw fit to provide this period with a bang to call its own. This version came at the end of the fiscal year and in the opposite direction of the prior year’s. Specifically, the benchmark index rolled over modestly in September with a dip of 2.3% before the decline picked up speed with a drop of 12.7% in October.

The timing of this fall swoon seemed somewhat apropos in that it arrived just as we lapped some of the momentous events of the financial crisis of a decade earlier. It is worth noting that while recent market activity has certainly given investors a scare, the contrast between conditions then and now is striking. Back then, corporate earnings were falling, investor confidence was flagging, financial markets were seizing up, and elected politicians nearly made things worse with their prioritization of the party line and reelection over country. Today, corporate earnings continue to rise, investors are still fairly upbeat, financial market liquidity remains ample, and…okay, maybe things in Washington are still problematic.

The recent market volatility certainly has been unpleasant, but one silver lining is that it might have wrung out some of the excesses that had built up of late. A prime example can be found in the style factors during the rally and subsequent selloff. The performance of unprofitable companies provides the most dramatic example. These stocks outpaced the Index by more than 1,000 basis points (10%) during the run up, before turning tail and leading the market lower in the downdraft. Other style factors that support this conclusion can be found in the outperformance of micro-caps and underperformance of high return on equity (ROE) stocks in the first ten months of the fiscal year. Both of these characteristics then reversed course to finish the period with micro-caps underperforming and high ROE outperforming.

At the sector level, there were a number of strong performances over the past 12 months with consumer staples, healthcare, and consumer discretionary leading the charge. Each of these sectors finished with robust double-digit gains for the fiscal year (19.5%, 12.1%, and 11.0%, respectively). The consumer groups benefited from some mean reversion, as both were laggards in the preceding fiscal year. The healthcare sector continued its outperformance from the prior year, but with a notable shift in internal leadership. Specifically, the healthcare providers & services, healthcare technology, and healthcare equipment & supplies industries all took the baton from biotechnology, which drove the sector’s performance in the year prior. Rounding out the sectors to finish in the plus column were the newly created communication services sector, information technology, and, by a nose, financials. At the other end of the spectrum, the energy and materials sectors were the big losers as both declined by double digits (-16.8% and -15.3%, respectively). The industrials and real estate sectors, along with the miniscule utilities sector, rounded out the groups in the minus column for the period. The net result of these winning and losing groups, not to mention the rally and subsequent pullback, was that the Index posted a modest gain of 4.1% during the fiscal year.

The return of the Fund was slightly lower during the measurement period at 3.4% (for Class N shares) net of fees. Our discussion of market activity noted the stark contrast in results before August 31 versus after August 31. The same distinction applies to our relative performance. The Fund’s investment strategy focuses on high quality companies with strong management teams that we believe are well positioned to be the ultimate winners in their respective segments. This approach is designed with the goal of outperforming over the long term, with the additional potential benefit that we typically have done better than the Index during historical periods of market duress. Such was the case at the end of the fiscal year when we outperformed during the selloff. Conversely, sharp market rallies have typically been good for the Fund’s absolute performance and more challenging for relative results. This also turned out to be the case for the first ten months of the fiscal year.

Looking at attribution more closely, four sectors in which we own stocks contributed positively to relative results for the fiscal year as a whole: consumer discretionary, materials, energy, and information technology. Consumer discretionary was the best of the bunch with seven of our ten holdings posting gains of better than 20%. The star performer was Five Below, which more than doubled as investors gained a greater appreciation for the company’s growth potential and strong execution. There were an equal number of sectors in which we own at least one stock that detracted from relative performance: healthcare, financials, real estate, and consumer staples. Of this cohort, the healthcare sector had the biggest drag on relative results. The two largest detractors in this sector were a pair of biopharma stocks: Portola Pharmaceuticals and Dova Pharmaceuticals. Since our initial purchase, Portola has received clearance from the FDA for its two lead drug candidates. Unfortunately, initial sales of one of the therapies were below plan, leading to a pullback in the stock. While disappointed with the stumble out of the gate, we continue to believe that the company’s drugs have significant value and are optimistic that a recent change in management may catalyze improved execution. As with Portola, Dova received positive news from the FDA only to see the stock subsequently sell off. In this case, we believe the main culprit was that the FDA also blessed a competitive product. Our view of the landscape is that Dova has a superior therapy and is well positioned as the first to market. To that end, we followed the lead of Dova’s CEO and added to our position on weakness.

A theme of our recent trading activity has been the sale of stocks that exceeded our market cap threshold or were beneficiaries of acquisition offers. In total, we exited 18 positions during the period. We sold nine stocks that had grown too large and four others left the Fund after they agreed to acquisition terms. Fundamental factors drove the sales of the remaining five stocks. The number of forced sales due to market cap or M&A (mergers and acquisitions) activity was higher than usual, but our overall turnover remained fairly modest. Some of the proceeds from the aforementioned liquidations were recycled into a number of new ideas. This group consisted of 17 new stocks for the Fund in the information technology, health care, financials, and industrials sectors. Rounding out the trading activity was a series of additions and trims to some of the existing holdings.

The views expressed represent the opinions of GW&K Investment Management LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG GW&K U.S. Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K U.S. Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K U.S. Small Cap Growth Fund’s Class N shares on October 31, 2008, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K U.S. Small Cap Growth Fund, the Russell 2000® Growth Index for the same time periods ended October 31, 2018.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K U.S. Small Cap Growth Fund2, [3,4]
Class N	3.41%	4.53%	10.67%	9.55%	11/30/00
Class I	3.78%	4.84%	10.97%	7.84%	01/04/05
Class Z	3.78%	—	—	11.47%	02/24/17
Russell 2000® Growth Index[5]	4.13%	8.75%	13.89%	7.26%	11/30/00	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K U.S. Small Cap Growth Fund
Fund Snapshots (unaudited)
October 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Health Care	28.1
Information Technology	22.3
Industrials	17.8
Consumer Discretionary	15.4
Financials	6.9
Materials	3.4
Real Estate	2.9
Energy	1.5
Consumer Staples	0.8
Short-Term Investments[1]	8.4
Other Assets Less Liabilities[2]	(7.5)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Grand Canyon Education, Inc.	3.6
Five Below, Inc.	2.6
Exponent, Inc.	2.5
EPAM Systems, Inc.	2.4
Fox Factory Holding Corp.	2.3
Globus Medical, Inc., Class A	2.3
ICU Medical, Inc.	2.1
Balchem Corp.	2.0
HubSpot, Inc.	2.0
Catalent, Inc.	2.0

Top Ten as a Group	23.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K U.S. Small Cap Growth Fund
Schedule of Portfolio Investments
October 31, 2018

	Shares	Value
Common Stocks - 99.1%
Consumer Discretionary - 15.4%
Chuy’s Holdings, Inc.*	14,093	$343,446
Dave & Buster’s Entertainment, Inc.[1]	10,052	598,597
Five Below, Inc.*	7,758	883,016
Fox Factory Holding Corp.*,1	14,661	787,736
Grand Canyon Education, Inc.*	10,009	1,248,122
Lithia Motors, Inc., Class A	2,986	265,993
Oxford Industries, Inc.	5,231	465,454
Pool Corp.	2,972	433,169
Spartan Motors, Inc.	36,132	243,168
Total Consumer Discretionary		5,268,701
Consumer Staples - 0.8%
PriceSmart, Inc.	4,142	290,561
Energy - 1.5%
Matador Resources Co.*,1	17,841	514,534
Financials - 6.9%
Ameris Bancorp.	12,018	515,452
Encore Capital Group, Inc.*,1	9,739	247,468
Heritage Insurance Holdings, Inc.	12,122	169,223
Houlihan Lokey, Inc.	8,693	357,978
Pinnacle Financial Partners, Inc.	10,130	529,799
Stifel Financial Corp.	5,397	246,751
Texas Capital Bancshares, Inc.*	4,899	319,562
Total Financials		2,386,233
Health Care - 28.1%
Acadia Healthcare Co., Inc.*,1	6,788	281,702
Aimmune Therapeutics, Inc.*,1	18,577	493,777
Amicus Therapeutics, Inc.*,1	41,271	461,410
Amneal Pharmaceuticals, Inc.*,1	25,850	476,932
AtriCure, Inc.*	15,074	479,504
Biohaven Pharmaceutical Holding Co., Ltd.*	9,881	356,210
Bruker Corp.	8,967	280,936
Cardiovascular Systems, Inc.*	18,632	522,628
Catalent, Inc.*	16,700	673,678
Dova Pharmaceuticals, Inc.*,1	15,734	292,023
Global Blood Therapeutics, Inc.*,1	10,891	382,165
Globus Medical, Inc., Class A*	14,748	779,432
GW Pharmaceuticals PLC, ADR (United Kingdom)*	2,500	343,725
ICU Medical, Inc.*	2,824	719,357
LHC Group, Inc.*	4,071	372,211
Medidata Solutions, Inc.*	9,152	643,386

	Shares	Value
Portola Pharmaceuticals, Inc.*,1	12,170	$239,627
Retrophin, Inc.*	13,889	356,392
Syneos Health, Inc.*,1	13,754	627,595
Wright Medical Group NV (Netherlands)*	16,398	442,418
Zogenix, Inc.*,1	9,629	402,107
Total Health Care		9,627,215
Industrials - 17.8%
AAR Corp.	14,077	669,784
Cubic Corp.	5,239	343,731
Dycom Industries, Inc.*,1	3,509	238,191
Exponent, Inc.	16,989	857,265
Healthcare Services Group, Inc.[1]	8,408	341,281
JELD-WEN Holding, Inc.*,1	8,325	135,365
John Bean Technologies Corp.	4,980	517,771
Knight-Swift Transportation Holdings, Inc.[1]	8,386	268,352
Ritchie Bros. Auctioneers, Inc. (Canada)	17,633	592,645
SiteOne Landscape Supply, Inc.*,1	9,137	621,681
Sun Hydraulics Corp.	7,318	339,555
Thermon Group Holdings, Inc.*	15,323	330,670
WageWorks, Inc.*	9,430	375,408
Woodward, Inc.	6,310	464,668
Total Industrials		6,096,367
Information Technology - 22.3%
Apptio, Inc., Class A*	9,718	251,696
Blackbaud, Inc.	4,798	344,112
Bottomline Technologies de, Inc.*	6,758	450,353
Cabot Microelectronics Corp.	4,543	443,488
EPAM Systems, Inc.*	6,897	823,985
ExlService Holdings, Inc.*	5,326	341,397
Forrester Research, Inc.	10,551	424,994
HubSpot, Inc.*	5,006	679,064
MACOM Technology Solutions Holdings, Inc.*,1	11,240	158,147
MAXIMUS, Inc.	4,615	299,836
Mimecast, Ltd.*	16,227	565,673
Paylocity Holding Corp.*	9,121	600,071
Power Integrations, Inc.	7,613	428,764
Rapid7, Inc.*	17,771	644,021
Rogers Corp.*,1	4,144	509,961
Silicon Laboratories, Inc.*	8,241	671,889
Total Information Technology		7,637,451
Materials - 3.4%
Balchem Corp.	7,324	685,893

The accompanying notes are an integral part of these financial statements.

AMG GW&K U.S. Small Cap Growth Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.4% (continued)
PolyOne Corp.	14,737	$476,152
Total Materials		1,162,045
Real Estate - 2.9%
QTS Realty Trust, Inc., Class A, REIT	13,253	507,855
STAG Industrial, Inc., REIT	18,673	494,088
Total Real Estate		1,001,943
Total Common Stocks
(Cost $28,035,982)		33,985,050

	Principal Amount
Short-Term Investments - 8.4%
Joint Repurchase Agreements - 7.2%[2]
Mizuho Securities USA, LLC, dated 10/31/18, due 11/01/18, 2.200% total to be received $460,667 (collateralized by various U.S. Treasuries, 0.000% - 2.750%, 03/07/19 - 09/09/49, totaling $469,852)	$460,639	460,639
Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,000,061 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $1,020,000)	1,000,000	1,000,000

	Principal Amount	Value
RBC Dominion Securities, Inc. dated 10/31/18, due 11/01/18, 2.220% total to be received $1,000,062 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $1,020,000)	$1,000,000	$1,000,000
Total Joint Repurchase Agreements		2,460,639

	Shares
Other Investment Companies - 1.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[3]	137,402	137,402
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[3]	137,403	137,403
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[3]	141,566	141,566
Total Other Investment Companies		416,371
Total Short-Term Investments (Cost $2,877,010)		2,877,010
Total Investments - 107.5% (Cost $30,912,992)		36,862,060
Other Assets, less Liabilities - (7.5)%		(2,564,477)
Net Assets - 100.0%		$34,297,583

*	Non-income producing security.
[1]

Some or all of these securities, amounting to $5,928,787 or 17.3% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$33,985,050	—	—	$33,985,050
Short-Term Investments
Joint Repurchase Agreements	—	$2,460,639	—	2,460,639
Other Investment Companies	416,371	—	—	416,371

Total Investments in Securities	$34,401,421	$2,460,639	—	$36,862,060

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG Managers DoubleLine Core Plus Bond Fund (the “Fund”) Class N shares returned (1.33)%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned (2.05)%.

MARKET REVIEW AND OUTLOOK

At the beginning of 2018, DoubleLine acknowledged that global equities were at elevated valuations, credit spreads were near cycle tights, and government bonds were relatively unattractive. Confirming these relative valuations were (amongst other items) leading economic indicators signaling an expanding domestic economy, along with sentiment and confidence measures at multi-cycle highs for CEOs, consumers, homebuilders, and small businesses. Depressed levels of both implied forward-looking and realized volatility raised questions about exactly how much further risk markets could run. With a combination of increased growth expectations, rising but contained inflation, increased deficit spending, and the U.S. Federal Reserve (the Fed) making overtures and actions toward tighter monetary policy, we expected higher U.S. Treasury (UST) rates to follow. This did indeed happen, with the 10-year Treasury note’s yield beginning 2018 at 2.41% and closing at 3.14% on October 31, 2018.

One of the major stories continuing to play out across financial markets is a shifting of global monetary policies. Heading into 2018, this situation was diverging with the Fed embarking on a tightening regime while other major world economies were still employing easing measures. Since the beginning of the year, the European Central Bank (ECB), Bank of England (BoE), and Bank of Japan (BoJ) have all begun to employ or suggest tightening stances, albeit at a slower pace than the Fed. This relative central bank policy convergence—at least in sentiment—has been perhaps surprisingly contemporaneous with both increased risk-market volatility and a rally in the U.S. Dollar (USD). This strength suggests that while the U.S. economy continues to generate meaningful levels of inflation close to the Fed’s stated policy target along with steady gross domestic policy (GDP) growth, the Fed will likely continue pursuing its projected hiking path. U.S. economic growth has outshined most of the developed world as the benefits from domestic fiscal stimulus continue to percolate through the economy. Meanwhile, economic momentum for other developed and emerging countries continued to decelerate, as seen in regional economic momentum measures. The other story that continues to cast a shadow across global markets is the ongoing trade tensions between the U.S. and China. The Trump administration moved forward with 10% tariffs on an additional $200 billion of Chinese imports after the initial 25% tariffs on $50 billion, while maintaining the threat of additional tariffs.

Going forward, we believe we have reached an inflection point for U.S. government bonds, which could lead to an acceleration of higher global bond yields. The technical backdrop for bonds is poor, as the Fed will likely continue to reduce its balance sheet over the coming months simultaneous with demand for U.S. Treasuries from Japanese and European investors declining as hedging costs remain high. At the same time, the supply of UST is projected to markedly increase as the U.S. budget deficit grows. Rising UST yields are a headwind for U.S. corporate credit given relatively long duration and the prospect of rolling over debt into a higher rate regime. Layer on higher spreads which materialized near the end of this period and corporate treasurers probably share our hesitance. Within credit we prefer floating-rate debt, which should outperform as the Fed continues to hike rates. We also continue to like securitized credit, which typically performs better in a rising rate environment as amortizing principal can be reinvested at higher yields. Over the long term, we believe the USD will depreciate. Among other factors, this is based on the view that the USD being the reserve currency of choice has allowed the U.S. to comfortably run both current account and budget deficits. But as the budget deficit grows and the U.S becomes less involved in global trade, foreigners will likely start to diversify away from U.S. Dollars, and at least the premise will begin to be questioned more closely.

In conclusion, while our internal models do not forecast a recession in the short term, we continue to monitor for signals that would update this view. Consistent with the belief that we are in the late stages of the credit cycle and see upward yield pressures, we remain defensive toward both interest and credit risk.

PERFORMANCE AND POSITIONING

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of (2.05)% over the trailing 12-month period ending October 31, 2018. The outperformance can largely be attributed to a combination of maintaining a duration that averaged 1.3 years shorter than the benchmark index as well as strong performance from collateralized loan obligations (CLOs), bank loans, and commercial mortgage-backed securities (CMBS). The floating-rate structures of CLOs and bank loans resulted in these securities benefiting from short rates that rose in line with the Federal Reserve’s hiking cycle and occurred alongside a stable economy. CMBS holdings provided a balance of lower fixed-rate interest rate risk and higher expected yield relative to the overall benchmark. Spreads within the securitized space were generally flat to tighter on the year, helping offset losses due to interest rate sensitivity. In response to our outlook with regard to rate hikes from the Fed, the targeted allocation to bank loans doubled year-over-year. At fiscal year-end, DoubleLine was targeting a combined 9.5% between these two sectors (CLOs and bank loans). As the year exhibited a positive attitude toward risk assets, the sectors that detracted from performance included global sovereign bonds, investment grade credit, and U.S. Treasuries. While on the more conservative end of the risk/reward spectrum within the bond market, all three of these sectors maintain longer durations with relatively little compensating yield. As the 10-year UST proceeded to rise by 76bps (.76%) over this measurement period, these sectors experienced price losses that more than offset their interest carry. The Fund trimmed fixed-rate corporate credit sectors over the course of the year. As DoubleLine continues to have a view toward higher rates while also believing we are in the late stages of the credit cycle, it is likely the Fund continues to be defensively positioned with respect to both these types of risk.

The views expressed represent the opinions of DoubleLine Capital LP, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers DoubleLine Core Plus Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Doubleline Core Plus Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Doubleline Core Plus Bond Fund’s Class N shares on July 18, 2011, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Doubleline Core Plus Bond Fund, the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended October 31, 2018.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers DoubleLine Core Plus Bond Fund2, [3,4,5,6,7,8,9,10]
Class N	(1.33%)	2.56%	3.82%	07/18/11
Class I	(0.98%)	2.82%	4.08%	07/18/11
Class Z	(0.91%)	—	(0.69%)	09/29/17
Bloomberg Barclays U.S. Aggregate Bond Index[11]	(2.05%)	1.83%	2.22%	07/18/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).
[2]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[6]	The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]	Bank loans are subject to the credit risk of nonpayment of principal or interest.
[8]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

[9]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

AMG Managers DoubleLine Core Plus Bond Fund
Portfolio Manager’s Comments (continued)

[10]

Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[11]

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers DoubleLine Core Plus Bond Fund
Fund Snapshots (unaudited)
October 31, 2018

PORTFOLIO BREAKDOWN

Category	% of Net Assets
U.S. Government and Agency Obligations	32.5
Corporate Bonds and Notes	27.5
Mortgage-Backed Securities	16.7
Asset-Backed Securities	10.1
Floating Rate Senior Loan Interests	4.3
Investment Companies	3.5
Foreign Government Obligations	1.9
Municipal Bonds	0.1
Common Stocks[1]	0.0
Short-Term Investments[2]	4.6
Other Assets Less Liabilities3, [4]	(1.2)

[1]	Less than 0.05%
[2]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[3]	Includes repayment of cash collateral on security lending transactions.
[4]	Includes payable for delayed delivery securities.

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	34.9
Aaa	2.8
Aa	2.2
A	7.7
Baa	19.7
Ba	7.7
B	8.4
Caa & lower	5.8
N/R	10.8

[1]	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS
Security Name	% of Net Assets
DoubleLine Global Bond Fund, Class I	3.5
Fannie Mae, 3.500%, 03/01/46	1.4
U.S. Treasury Notes, 2.250%, 10/31/24	1.1
Fannie Mae REMICS, Series 2013-5, Class EZ, 2.000%, 08/25/42	1.1
Lehman XS Trust, Series 2007-12N, Class 1A3A, 2.481%, 07/25/47	1.0
U.S. Treasury Notes, 2.250%, 08/15/27	1.0
U.S. Treasury Notes, 1.625%, 11/30/20	1.0
RALI Trust, Series 2006-QO10, Class A1, 2.441%, 01/25/37	1.0
U.S. Treasury Notes, 1.125%, 06/30/21	1.0
U.S. Treasury Notes, 2.125%, 09/30/24	1.0

Top Ten as a Group	13.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments
October 31, 2018

	Principal Amount	Value
Corporate Bonds and Notes - 27.5%
Financials - 8.3%
A.S.P AMC Merger Sub, Inc. 8.000%, 05/15/25[1]	$305,000	$230,275
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.500%, 01/15/25	485,000	452,805
Air Lease Corp. 3.750%, 02/01/22	430,000	427,907
2.750%, 01/15/23	70,000	66,282
Alexandria Real Estate Equities, Inc. 4.000%, 01/15/24	365,000	364,832
Alliant Holdings Intermediate LLC 8.250%, 08/01/23[1]	175,000	181,323
Ally Financial, Inc. 4.125%, 03/30/20	545,000	545,681
American Express Co. 2.500%, 08/01/22	990,000	947,119
American Tower Corp. 4.400%, 02/15/26	1,300,000	1,290,211
3.600%, 01/15/28	525,000	484,439
AssuredPartners, Inc. 7.000%, 08/15/25[1]	165,000	163,144
Athene Global Funding 3.000%, 07/01/22[1]	485,000	469,597
AXA Equitable Holdings, Inc. 3.900%, 04/20/23[1]	465,000	459,994
Banco Bilbao Vizcaya Argentaria Colombia SA (Colombia) 4.875%, 04/21/25	300,000	294,753
Banco BTG Pactual SA/Cayman Islands (Cayman Islands) 5.500%, 01/31/23	300,000	290,816
Banco BTG Pactual SA/Luxembourg (Luxembourg) 8.750%, 07/31/29[2,3]	200,000	204,500
Banco de Credito e Inversiones (Chile) 4.000%, 02/11/23	700,000	697,282
Banco de Reservas de la Republica Dominicana (Dominican Republic) 7.000%, 02/01/23[1]	300,000	304,875
7.000%, 02/01/23	200,000	203,250
Banco do Brasil SA/Cayman (Cayman Islands) 6.250%, 12/06/32[2,3,4]	1,800,000	1,559,115
Banco Internacional del Peru SAA Interbank (Peru) (3 Month LIBOR + 6.740%) 8.500%, 04/23/70[3]	500,000	529,380
Banco Macro S.A. (Argentina) 6.750%, 11/04/26[3]	800,000	662,000

	Principal Amount	Value
Banco Mercantil del Norte SA/Grand Cayman (Cayman Islands) 6.875%, 09/21/24[2,3]	$200,000	$197,452
7.625%, 09/21/24[2,3]	600,000	589,506
5.750%, 10/04/31[3]	400,000	367,504
Banco Santander Chile (Chile) 3.875%, 09/20/22	150,000	149,248
Banco Santander Mexico, S.A. Institucion de Banca Multiple Grupo Financiero Santand (Mexico) 5.950%, 10/01/28[1,3]	550,000	551,776
Banco Santander, S.A. (Spain) (3 month LIBOR + 1.090%) 3.400%, 02/23/23[5]	600,000	600,778
Bancolombia SA (Colombia) 4.875%, 10/18/27[3,4]	600,000	578,880
Banistmo, S.A. (Panama) 3.650%, 09/19/22[1]	200,000	190,250
Bank of Montreal (Canada) 3.803%, 12/15/32[3]	375,000	344,183
Bantrab Senior Trust (Cayman Islands) 9.000%, 11/14/20	150,000	151,502
Barclays PLC (United Kingdom) (3 month LIBOR + 1.380%) 3.695%, 05/16/24[5]	440,000	436,593
BBVA Banco Continental, S.A. (Peru) 5.000%, 08/26/22	300,000	306,828
BBVA Bancomer SA/Texas 5.350%, 11/12/29[3]	400,000	381,252
5.125%, 01/18/33[3]	1,300,000	1,151,813
BDO Unibank, Inc., EMTN (Philippines) 2.625%, 10/24/21	300,000	289,068
2.950%, 03/06/23	2,050,000	1,933,019
BNP Paribas S.A. (France) 3.375%, 01/09/25[1]	620,000	582,189
BOC Aviation, Ltd. (Singapore) (3 month LIBOR + 1.125%) 3.499%, 09/26/23[1,5]	500,000	500,960
Boston Properties LP 4.125%, 05/15/21	486,000	492,761
Brighthouse Financial Inc. 3.700%, 06/22/27	515,000	444,619
Capital One Financial Corp. (3 month LIBOR + 0.720%) 3.240%, 01/30/23[5]	120,000	119,019
The Charles Schwab Corp. 3.550%, 02/01/24	485,000	482,210
Citigroup, Inc. (3 month LIBOR + 1.100%) 3.412%, 05/17/24[5]	715,000	719,723
Credit Agricole SA/London (United Kingdom) 3.750%, 04/24/23[1]	545,000	533,027

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Financials - 8.3% (continued)
Credit Suisse Group AG (Switzerland) (3 month LIBOR + 1.240%) 3.574%, 06/12/24[1,5]	$680,000	$681,803
Credito Real SAB de CV SOFOM ER (Mexico) 9.125%, 01/15/28[2,3]	400,000	394,404
Crown Castle International Corp. 3.700%, 06/15/26	600,000	567,759
4.000%, 03/01/27	775,000	740,906
3.650%, 09/01/27	510,000	472,562
DBS Group Holdings, Ltd., GMTN (Singapore) 3.600%, 07/27/26[2,3]	1,379,000	1,327,632
Discover Financial Services 4.100%, 02/09/27	610,000	576,085
Global Bank Corp. (Panama) 5.125%, 10/30/19[4]	800,000	809,960
4.500%, 10/20/21[4]	900,000	893,790
The Goldman Sachs Group, Inc. (3 month LIBOR + 0.780%), 3.307%, 10/31/22[5]	245,000	245,956
(3 month LIBOR + 1.170%), 3.484%, 05/15/26[5]	360,000	359,168
HSBC Holdings PLC (United Kingdom) (3 month LIBOR + 1.380%) 3.714%, 09/12/26[5]	750,000	755,681
Icahn Enterprises, LP/Icahn Enterprises Finance Corp. 6.375%, 12/15/25	240,000	239,100
Industrial Senior Trust (Cayman Islands) 5.500%, 11/01/22	500,000	489,380
Interoceanica IV Finance, Ltd. (Cayman Islands) 0.000%, 11/30/25[6]	1,505,475	1,294,392
Itau Unibanco Holding SA/Cayman Island (Cayman Islands) 6.500%, 10/01/23[2,3,4]	1,000,000	974,700
Liberty Mutual Group, Inc. 6.500%, 05/01/42[1]	609,000	711,828
Lloyds Banking Group PLC (United Kingdom) (3 Month LIBOR + 1.205%) 3.574%, 11/07/28[5]	630,000	567,440
Macquarie Group, Ltd. (Australia) (3 Month LIBOR + 1.023%), 3.189%, 11/28/23[1,5]	185,000	176,671
(3 Month LIBOR + 1.330%), 4.150%, 03/27/24[1,4,5]	295,000	292,505
Malayan Banking Bhd (Malaysia) 3.905%, 10/29/26[3]	1,800,000	1,776,096
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, 01/15/28	180,000	162,000
Mitsubishi UFJ Financial Group, Inc. (Japan) (3 month LIBOR + 0.740%) 3.061%, 03/02/23[5]	470,000	470,434

	Principal Amount	Value
Morgan Stanley (3 Month LIBOR + 1.340%) 3.591%, 07/22/28[5]	$485,000	$454,805
MPT Operating Partnership LP/MPT Finance Corp. 5.250%, 08/01/26	5,000	4,850
5.000%, 10/15/27	205,000	193,151
Nationstar Mortgage Holdings Inc. 8.125%, 07/15/23[1]	135,000	137,700
Navient Corp. 6.500%, 06/15/22	190,000	193,563
NFP Corp. 6.875%, 07/15/25[1]	200,000	194,500
Royal Bank of Scotland Group PLC (United Kingdom) (3 Month LIBOR + 1.480%) 3.498%, 05/15/23[5]	285,000	274,345
S.P.A.RC EM SPC Panama Metro Line 2 SP (Cayman Islands) 0.000%, 12/05/22[6]	1,400,000	1,270,514
Springleaf Finance Corp. 6.875%, 03/15/25	165,000	158,400
Sprint Capital Corp. 6.875%, 11/15/28	155,000	152,675
Sumitomo Mitsui Financial Group, Inc. (Japan) (3 month LIBOR + 0.740%) 3.189%, 01/17/23[5]	735,000	735,387
SURA Asset Management SA (Curaçao) 4.875%, 04/17/24	200,000	198,200
Synchrony Financial 3.950%, 12/01/27	55,000	48,586
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, 06/01/25[1]	170,000	162,299
TerraForm Power Operating LLC 4.250%, 01/31/23[1]	155,000	147,250
Unifin Financiera SAB de CV (Mexico) 8.875%, 10/01/23[2,3]	1,200,000	1,106,412
Union Bank of the Philippines, EMTN (Philippines) 3.369%, 11/29/22	500,000	476,469
United Overseas Bank, Ltd., EMTN (Singapore) 3.500%, 09/16/26[3]	1,500,000	1,478,040
3.875%, 01/20/27[2,3]	600,000	557,977
Welltower, Inc. 3.950%, 09/01/23[4]	485,000	484,386
Westpac Banking Corp. (Australia) (3 month LIBOR + 0.720%) 3.034%, 05/15/23[5]	750,000	752,087
Willis North America, Inc. 4.500%, 09/15/28	495,000	490,937
Total Financials		47,576,525

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 16.2%
AbbVie, Inc. 4.700%, 05/14/45	$518,000	$470,002
Adani Ports & Special Economic Zone, Ltd. (India) 3.950%, 01/19/22	700,000	685,047
Aeropuerto Internacional de Tocumen SA (Panama) 5.750%, 10/09/23	1,650,308	1,691,565
Ajecorp BV (Netherlands) 6.500%, 05/14/22	200,000	152,500
AK Steel Corp. 6.375%, 10/15/25[4]	125,000	111,875
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.750%, 03/15/25	215,000	190,275
Alibaba Group Holding, Ltd. (China) 2.800%, 06/06/23	200,000	191,642
Altice US Finance I Corp. 5.375%, 07/15/23[1]	200,000	200,462
American Axle & Manufacturing, Inc. 6.250%, 03/15/26	190,000	180,025
Anglo American Capital PLC (United Kingdom) 4.500%, 03/15/28[1]	615,000	581,083
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	140,000	132,684
Anheuser-Busch InBev Worldwide, Inc. 4.600%, 04/15/48	385,000	347,945
Apache Corp. 4.375%, 10/15/28	255,000	245,018
APT Pipelines, Ltd. (Australia) 4.250%, 07/15/27[1]	1,000,000	961,660
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland) 6.000%, 02/15/25[1]	200,000	188,000
Arrow Electronics, Inc. 3.875%, 01/12/28	245,000	224,072
Ascend Learning LLC 6.875%, 08/01/25[1]	290,000	289,275
AstraZeneca PLC (United Kingdom) 2.375%, 06/12/22	525,000	501,063
AT&T, Inc. 5.250%, 03/01/37	735,000	705,086
Avantor, Inc. 9.000%, 10/01/25[1]	175,000	177,187
Avolon Holdings Funding, Ltd. (Ireland) 5.125%, 10/01/23[1]	90,000	88,538
B&G Foods, Inc. 5.250%, 04/01/25[4]	175,000	167,344
Banff Merger Sub, Inc. 9.750%, 09/01/26[1]	35,000	33,906

	Principal Amount	Value
BAT Capital Corp. (3 month LIBOR + 0.880%) 3.194%, 08/15/22[1,5]	$110,000	$110,557
Bausch Health Cos., Inc. 7.000%, 03/15/24[1]	90,000	94,472
9.250%, 04/01/26[1]	160,000	168,200
8.500%, 01/31/27[1,4]	50,000	51,000
Beacon Escrow Corp. 4.875%, 11/01/25[1]	180,000	162,450
Becton Dickinson and Co. 2.894%, 06/06/22	780,000	753,837
Bharat Petroleum Corp., Ltd. (India) 4.625%, 10/25/22	200,000	199,696
Bharti Airtel International Netherlands BV (Netherlands) Series REGs 5.125%, 03/11/23	1,300,000	1,263,852
Bharti Airtel, Ltd. (India) 4.375%, 06/10/25[4]	1,200,000	1,079,413
BlueLine Rental Finance Corp. 9.250%, 03/15/24[1]	180,000	188,100
Boyne USA, Inc. 7.250%, 05/01/25[1]	190,000	199,025
BPRL International Singapore Pte, Ltd., EMTN (Singapore) 4.375%, 01/18/27	1,500,000	1,385,422
Braskem Finance, Ltd. (Cayman Islands) 6.450%, 02/03/24	200,000	210,800
Builders FirstSource, Inc. 5.625%, 09/01/24[1]	191,000	178,824
Burlington Northern Santa Fe LLC 4.550%, 09/01/44	470,000	472,149
C&W Senior Financing DAC (Ireland) 7.500%, 10/15/26[1]	500,000	502,500
6.875%, 09/15/27	1,500,000	1,436,250
Camelot Finance, S.A. (Luxembourg) 7.875%, 10/15/24[1]	120,000	119,100
Camposol S.A. (Peru) 10.500%, 07/15/21[1]	200,000	209,500
Canacol Energy, Ltd. (Canada) 7.250%, 05/03/25[1]	200,000	192,750
7.250%, 05/03/25	1,300,000	1,252,875
CB Escrow Corp. 8.000%, 10/15/25[1]	145,000	132,675
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, 02/15/26[1]	145,000	143,913
5.000%, 02/01/28[1]	170,000	159,163
CDK Global Inc. 5.875%, 06/15/26	75,000	75,656
Celgene Corp. 4.350%, 11/15/47	555,000	464,597

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 16.2% (continued)
Celulosa Arauco y Constitucion, S.A. (Chile) 4.750%, 01/11/22	$200,000	$202,750
Cemex SAB de CV (Mexico) 7.750%, 04/16/26	200,000	211,500
Cengage Learning, Inc. 9.500%, 06/15/24[1,4]	130,000	112,288
Centene Corp. 4.750%, 01/15/25	175,000	173,287
5.375%, 06/01/26[1]	30,000	30,525
Charter Communications Operating LLC/Charter
Communications Operating Capital 4.908%, 07/23/25	545,000	549,615
Cheniere Energy Partners LP 5.250%, 10/01/25	195,000	191,831
Cincinnati Bell, Inc. 7.000%, 07/15/24[1]	35,000	31,675
CNOOC Finance 2012, Ltd. (Hong Kong) 3.875%, 05/02/22	400,000	399,493
CNOOC Finance 2015 USA LLC 3.750%, 05/02/23	590,000	583,295
CNX Midstream Partners LP/CNX Midstream Finance Corp. 6.500%, 03/15/26[1]	195,000	190,612
Colombia Telecomunicaciones SA ESP (Colombia) 8.500%, 03/18/25[2,3]	200,000	206,400
Comcast Corp. 3.950%, 10/15/25	495,000	494,060
Comunicaciones Celulares SA Via Comcel Trust (Cayman Islands) 6.875%, 02/06/24	500,000	513,000
Corning, Inc. 4.375%, 11/15/57	545,000	444,739
Cosan Overseas, Ltd. (Cayman Islands) 8.250%, 04/05/41[2]	2,000,000	2,032,500
CRC Escrow Issuer LLC/CRC Finco, Inc. 5.250%, 10/15/25[1]	115,000	107,309
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, 02/01/26[1,4]	110,000	104,088
CSC Holdings LLC 5.250%, 06/01/24	135,000	130,444
CSI Compressco, LP/CSI Compressco Finance, Inc. 7.500%, 04/01/25[1]	150,000	151,125
CSX Corp. 3.800%, 11/01/46	555,000	480,187
CVS Health Corp. 5.050%, 03/25/48	490,000	479,475

	Principal Amount	Value
Daimler Finance North America LLC (3 month LIBOR + 0.840%) 3.422%, 05/04/23[1,5]	$975,000	$978,554
Dana Financing Luxembourg Sarl (Luxembourg) 5.750%, 04/15/25[1]	155,000	148,800
Delek & Avner Tamar Bond, Ltd. (Israel) 5.082%, 12/30/23[1]	100,000	100,318
Delek & Avner Tamar Bond, Ltd. (Israel) 5.412%, 12/30/25[1]	300,000	301,270
Delta Air Lines, Inc. 3.800%, 04/19/23	500,000	488,251
Delta Merger Sub, Inc. 6.000%, 09/15/26[1,4]	45,000	44,269
Digicel Group, Ltd. (Jamaica) 7.125%, 04/01/22[1]	300,000	188,250
7.125%, 04/01/22	1,300,000	817,388
DISH DBS Corp. 5.875%, 11/15/24	25,000	21,344
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, 06/15/21[1]	160,000	162,000
Dollar Tree, Inc. 4.000%, 05/15/25	510,000	490,760
Embarq Corp. 7.995%, 06/01/36	125,000	119,688
Embotelladora Andina S.A. (Chile) 5.000%, 10/01/23	825,000	852,377
Empresa de Transporte de Pasajeros Metro S.A. (Chile) 5.000%, 01/25/47[1]	1,150,000	1,152,886
ENA Norte Trust (Panama) 4.950%, 04/25/23	1,065,194	1,061,210
Enable Midstream Partners LP 4.400%, 03/15/27	525,000	498,287
Energy Transfer LP 4.750%, 01/15/26	400,000	394,467
4.200%, 04/15/27	30,000	28,356
Envision Healthcare Corp. 8.750%, 10/15/26[1,4]	10,000	9,725
EP Energy LLC/Everest Acquisition Finance, Inc. 7.750%, 05/15/26[1]	130,000	129,797
EQT Corp. 3.900%, 10/01/27	540,000	492,305
EQT Midstream Partners LP Series 5Y 4.750%, 07/15/23	630,000	635,930
ESAL GmbH (American Samoa) 6.250%, 02/05/23	1,100,000	1,084,875
Expedia, Inc. 3.800%, 02/15/28	520,000	470,602

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 16.2% (continued)
Exterran Energy Solutions, LP/EES Finance Corp 8.125%, 05/01/25	$95,000	$95,950
Extraction Oil & Gas, Inc. 5.625%, 02/01/26[1]	90,000	76,500
FedEx Corp. 4.750%, 11/15/45	490,000	466,973
Fermaca Enterprises S de RL de CV (Mexico) 6.375%, 03/30/38[1]	225,446	230,914
Fidelity National Information Services, Inc. 3.625%, 10/15/20	368,000	368,886
First Data Corp. 5.750%, 01/15/24[1]	135,000	136,350
Flex Acquisition Co, Inc. 7.875%, 07/15/26[1]	50,000	48,390
Ford Motor Co. 7.450%, 07/16/31	400,000	422,339
Foresight Energy LLC/Foresight Energy Finance Corp. 11.500%, 04/01/23[1]	180,000	160,650
Fresnillo PLC (Mexico) 5.500%, 11/13/23	400,000	415,600
Frontdoor, Inc. 6.750%, 08/15/26[1]	85,000	86,913
Frontier Communications Corp. 8.500%, 04/15/20	80,000	80,600
8.500%, 04/01/26[1,4]	90,000	83,925
FTS International, Inc. 6.250%, 05/01/22	117,000	111,735
General Motors Co. (3 month LIBOR + 0.800%) 3.389%, 08/07/20[5]	210,000	210,450
General Motors Financial Co, Inc. (3 month LIBOR + 0.990%) 3.398%, 01/05/23[5]	540,000	535,453
Genesys Telecommunications Laboratories Inc. 10.000%, 11/30/24[1]	220,000	239,250
Geopark, Ltd. (Chile) 6.500%, 09/21/24	600,000	599,250
GLP Capital LP/GLP Financing II Inc. 5.750%, 06/01/28	335,000	340,862
GLP Capital, LP/GLP Financing II, Inc. 5.300%, 01/15/29	145,000	143,006
GNL Quintero SA (Chile) 4.634%, 07/31/29	250,000	242,500
Gohl Capital, Ltd. (Isle of Man) 4.250%, 01/24/27	1,500,000	1,406,367
Golden Nugget, Inc. 6.750%, 10/15/24[1]	220,000	220,000

	Principal Amount	Value
Gran Tierra Energy International Holdings, Ltd. (Cayman Islands) 6.250%, 02/15/25	$1,126,000	$1,080,960
Gray Television, Inc. 5.125%, 10/15/24[1]	55,000	52,456
Grupo Idesa SA de CV (Mexico) 7.875%, 12/18/20[1]	600,000	510,000
7.875%, 12/18/20	600,000	510,000
GTT Communications, Inc. 7.875%, 12/31/24[1,4]	180,000	170,100
Guanay Finance, Ltd. (Cayman Islands) 6.000%, 12/15/20	1,002,832	1,012,861
Gulfport Energy Corp. 6.375%, 05/15/25	200,000	190,750
GW Honos Security Corp. (Canada) 8.750%, 05/15/25[1]	185,000	174,825
Halfmoon Parent, Inc. (3 month LIBOR + 0.890%) 3.326%, 07/15/23[1,5]	465,000	464,930
Hasbro, Inc. 3.500%, 09/15/27	515,000	473,507
HCA, Inc. 5.250%, 04/15/25	55,000	56,306
5.375%, 09/01/26	175,000	174,125
Hess Infrastructure Partners, LP/Hess Infrastructure Partners Finance Corp. 5.625%, 02/15/26[1]	175,000	176,312
Hexion, Inc. 6.625%, 04/15/20	75,000	66,563
10.375%, 02/01/22[1]	190,000	171,712
Hi-Crush Partners LP 9.500%, 08/01/26[1,4]	30,000	23,963
Hilcorp Energy I, LP/Hilcorp Finance Co. 6.250%, 11/01/28[1]	50,000	48,188
Hilton Domestic Operating Co, Inc. 4.250%, 09/01/24	150,000	144,420
5.125%, 05/01/26[1]	515,000	504,700
Indian Oil Corp., Ltd. (India) 5.625%, 08/02/21	450,000	466,593
5.750%, 08/01/23	1,700,000	1,771,101
Indigo Natural Resources LLC 6.875%, 02/15/26[1]	185,000	175,750
Informatica LLC 7.125%, 07/15/23[1]	240,000	246,074
Intelsat Jackson Holdings S.A. (Luxembourg) 5.500%, 08/01/23	60,000	53,850
Intelsat Jackson Holdings SA (Luxembourg) 8.500%, 10/15/24[1]	70,000	68,863
The Interpublic Group of Cos, Inc. 5.400%, 10/01/48	485,000	458,347
IRB Holding Corp. 6.750%, 02/15/26[1]	185,000	177,600

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials - 16.2% (continued)
Iridium Communications, Inc. 10.250%, 04/15/23[1]	$155,000	$169,337
JBS Investments GmbH (American Samoa) 7.250%, 04/03/24	200,000	202,650
JBS Investments II GmbH (Austria) 7.000%, 01/15/26[1]	400,000	395,400
JBS USA LUX, S.A./JBS USA Finance, Inc. 6.750%, 02/15/28[1]	195,000	190,369
Jeld-Wen, Inc. 4.625%, 12/15/25[1]	155,000	139,694
KAR Auction Services, Inc. 5.125%, 06/01/25[1]	160,000	152,000
Kinder Morgan Energy Partners L.P., MTN 6.950%, 01/15/38	605,000	694,830
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25[1]	60,000	62,055
The Kroger Co. 3.400%, 04/15/22	495,000	489,799
Kronos Acquisition Holdings, Inc. (Canada) 9.000%, 08/15/23[1]	120,000	105,300
Latam Finance, Ltd. (Cayman Islands) 6.875%, 04/11/24	500,000	488,625
Level 3 Communications, Inc. 5.750%, 12/01/22	125,000	124,974
Level 3 Financing, Inc. 5.375%, 01/15/24	180,000	178,650
Live Nation Entertainment, Inc. 5.625%, 03/15/26[1]	130,000	130,325
Lockheed Martin Corp. 4.700%, 05/15/46	435,000	442,686
Marathon Petroleum Corp. 5.125%, 12/15/26[1]	465,000	478,109
MARB BondCo PLC (United Kingdom) 6.875%, 01/19/25[4]	1,400,000	1,319,955
Marriott Ownership Resorts, Inc./ILG LLC 6.500%, 09/15/26[1]	30,000	30,375
Marvell Technology Group, Ltd. 4.200%, 06/22/23	490,000	484,948
Masonite International Corp. 5.750%, 09/15/26[1]	145,000	138,113
Match Group, Inc. 5.000%, 12/15/27[1]	115,000	110,113
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc. 8.500%, 06/01/26[1]	75,000	69,375
McDonald’s Corp., MTN 4.450%, 03/01/47	245,000	230,007
MEG Energy Corp. (Canada) 7.000%, 03/31/24[1]	55,000	54,175

	Principal
	Amount	Value
Microchip Technology, Inc. 4.333%, 06/01/23[1]	$505,000	$494,283
Millicom International Cellular SA (Luxembourg) 5.125%, 01/15/28	200,000	182,200
Millicom International Cellular, S.A. (Luxembourg) 6.000%, 03/15/25	200,000	198,750
Minerva Luxembourg SA (Luxembourg) 6.500%, 09/20/26	700,000	649,250
5.875%, 01/19/28	800,000	694,760
The Mosaic Co. 4.050%, 11/15/27	495,000	470,703
Moss Creek Resources Holdings, Inc. 7.500%, 01/15/26[1]	150,000	145,080
Nabors Industries, Inc. 5.750%, 02/01/25	190,000	175,842
Netflix, Inc. 5.875%, 02/15/25	55,000	56,031
New Red Finance, Inc. (Canada) 5.000%, 10/15/25[1]	200,000	188,000
Nexa Resources, S.A. (Brazil) 5.375%, 05/04/27	300,000	292,503
OAS Finance, Ltd. (Virgin Islands, British) 8.875%, 08/26/22[2,7]	600,000	18,750
8.875%, 08/25/35[1,2,7]	400,000	12,500
Odebrecht Finance, Ltd. (Cayman Islands) 7.125%, 06/26/42	400,000	68,000
ONGC Videsh Vankorneft Pte, Ltd. (Singapore) 3.750%, 07/27/26	2,500,000	2,275,677
Oracle Corp. 4.125%, 05/15/45	235,000	216,325
Owens Corning 4.400%, 01/30/48	295,000	231,527
Packaging Corp of America 3.400%, 12/15/27	255,000	234,735
Par Petroleum LLC/Petroleum Finance Corp. 7.750%, 12/15/25[1]	160,000	158,800
Peabody Energy Corp. 6.000%, 03/31/22[1]	190,000	190,528
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.200%, 04/01/27[1]	245,000	238,277
Pesquera Exalmar S.A (Peru) 7.375%, 01/31/20	200,000	199,500
Petrobras Global Finance BV (Netherlands) 5.750%, 02/01/29	1,700,000	1,576,750
Petronas Capital, Ltd. (Malaysia) 3.500%, 03/18/25	300,000	291,027
PetSmart, Inc. 7.125%, 03/15/23[1]	150,000	105,750
5.875%, 06/01/25[1]	40,000	31,500
Pilgrim’s Pride Corp. 5.750%, 03/15/25[1]	320,000	300,000

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.2% (continued)
Polaris Intermediate Corp., PIK 8.500%, 12/01/22[1,8]	$115,000	$118,306
Post Holdings, Inc. 5.500%, 03/01/25[1]	225,000	218,391
Prime Security Services Borrower LLC 9.250%, 05/15/23[1]	215,000	227,728
QEP Resources, Inc. 5.250%, 05/01/23	155,000	149,188
5.625%, 03/01/26[4]	170,000	160,650
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 02/15/23[1]	10,000	9,650
6.625%, 02/15/25[1,4]	155,000	145,313
Raizen Fuels Finance SA (Luxembourg) 5.300%, 01/20/27	200,000	191,700
Refinitiv US Holdings, Inc. 6.250%, 05/15/26[1]	90,000	89,663
8.250%, 11/15/26[1]	5,000	4,863
Reliance Holding USA, Inc. 5.400%, 02/14/22	1,500,000	1,548,138
Resideo Funding, Inc. 6.125%, 11/01/26[1]	50,000	50,387
Reynolds American, Inc. 4.000%, 06/12/22	410,000	411,162
Riverbed Technology, Inc. 8.875%, 03/01/23[1,4]	120,000	110,550
Royal Caribbean Cruises, Ltd. 3.700%, 03/15/28	315,000	289,629
Sabine Pass Liquefaction LLC 5.000%, 03/15/27	615,000	618,319
SACI Falabella (Chile) 3.750%, 04/30/23	900,000	880,294
SBA Tower Trust 3.168%, 04/11/22[1]	400,000	392,992
Schweitzer-Mauduit International, Inc. 6.875%, 10/01/26[1]	85,000	86,275
Select Medical Corp. 6.375%, 06/01/21	195,000	197,437
Shire Acquisitions Investments (Ireland) 2.875%, 09/23/23	535,000	504,424
Sinopec Group Overseas Development 2016, Ltd. (China) 2.750%, 09/29/26	300,000	266,264
Sirius XM Radio, Inc. 5.375%, 07/15/26[1]	165,000	161,783
Six Flags Entertainment Corp. 4.875%, 07/31/24[1]	125,000	118,438
Smithfield Foods, Inc. 4.250%, 02/01/27[1]	530,000	493,990

	Principal
	Amount	Value
Sophia LP/Sophia Finance, Inc. 9.000%, 09/30/23[1]	$280,000	$291,200
Sprint Corp. 7.125%, 06/15/24	235,000	240,875
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/25[1]	525,000	525,656
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands) 7.000%, 07/15/26[1]	105,000	106,838
Stevens Holding Co, Inc. 6.125%, 10/01/26[1]	110,000	109,876
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500%, 06/15/25[1]	185,000	188,700
Sunoco Logistics Partners Operations LP 3.900%, 07/15/26	1,000,000	930,397
Sunoco LP/Sunoco Finance Corp. 5.500%, 02/15/26[1]	155,000	148,025
Sydney Airport Finance Co. Pty, Ltd. (Australia) 3.375%, 04/30/25[1]	990,000	939,336
Tapstone Energy LLC/Tapstone Energy Finance Corp. 9.750%, 06/01/22[1]	60,000	53,400
Targa Resources Partners, LP/Targa Resources Partners Finance Corp. 5.875%, 04/15/26[1]	175,000	176,859
Team Health Holdings, Inc. 6.375%, 02/01/25[1,4]	140,000	121,100
Telesat Canada/Telesat LLC (Canada) 8.875%, 11/15/24[1]	215,000	229,512
Tempur Sealy International Inc. 5.500%, 06/15/26	200,000	184,000
Tenet Healthcare Corp. 7.000%, 08/01/25[4]	195,000	192,001
Tervita Escrow Corp. (Canada) 7.625%, 12/01/21[1]	295,000	300,900
Teva Pharmaceutical Finance Netherlands III (Netherlands) 2.800%, 07/21/23	710,000	627,030
T-Mobile USA, Inc. 4.500%, 02/01/26	160,000	149,950
TransDigm, Inc. 6.375%, 06/15/26	165,000	162,112
Transocean Guardian, Ltd. (Cayman Islands) 5.875%, 01/15/24[1]	80,000	79,500
Transocean Proteus, Ltd. (Cayman Islands) 6.250%, 12/01/24[1]	216,750	216,750
Transocean, Inc. 7.250%, 11/01/25[1,4]	70,000	68,250

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.2% (continued)
Transportadora de Gas Internacional S.A. ESP (Colombia) 5.700%, 03/20/22	$200,000	$203,800
Trident Merger Sub, Inc. 6.625%, 11/01/25[1]	155,000	145,313
Triumph Group, Inc. 7.750%, 08/15/25	190,000	179,075
Uber Technologies, Inc. 8.000%, 11/01/26[1,9]	95,000	95,713
United Rentals North America, Inc. 6.500%, 12/15/26	65,000	65,894
UPL Corp, Ltd. (Mauritius) 3.250%, 10/13/21	1,100,000	1,063,590
USA Compression Partners, LP/USA Compression Finance Corp. 6.875%, 04/01/26[1]	230,000	234,887
Vedanta Resources PLC (India) 6.125%, 08/09/24	800,000	709,875
Verizon Communications, Inc. 4.400%, 11/01/34	500,000	473,626
Verscend Escrow Corp. 9.750%, 08/15/26[1]	110,000	110,550
Viking Cruises, Ltd. 5.875%, 09/15/27[1]	175,000	167,125
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, 04/15/23[1]	135,000	126,225
Vizient, Inc. 10.375%, 03/01/24[1]	155,000	169,725
Votorantim Cimentos SA (Brazil) 7.250%, 04/05/41	200,000	205,940
VTR Finance BV (Chile) 6.875%, 01/15/24	800,000	813,000
Waste Pro USA, Inc. 5.500%, 02/15/26[1]	195,000	185,250
Weatherford International, Ltd. 9.875%, 02/15/24[4]	65,000	50,700
WellCare Health Plans, Inc. 5.250%, 04/01/25	225,000	225,000
5.375%, 08/15/26[1]	10,000	10,000
WestRock Co. 3.750%, 03/15/25[1]	500,000	481,889
Whiting Petroleum Corp. 6.625%, 01/15/26	175,000	175,875
YPF SA (Argentina) 8.500%, 07/28/25	1,050,000	998,550
6.950%, 07/21/27[4]	700,000	594,265
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	515,000	509,431
Total Industrials		92,424,667

	Principal
	Amount	Value
Utilities – 3.0%
AES Andres/Dominican Power Partners/Empresa Generadora De Electricidad IT (Netherlands) 7.950%, 05/11/26[1]	$1,000,000	$1,028,750
American Electric Power Co, Inc. Series F 2.950%, 12/15/22	1,300,000	1,266,956
American Water Capital Corp. 3.400%, 03/01/25	775,000	754,009
Calpine Corp. 5.750%, 01/15/25	95,000	85,244
Cometa Energia SA de CV (Mexico) 6.375%, 04/24/35	700,000	678,860
Duke Energy Corp. 3.950%, 08/15/47	350,000	309,357
Duke Energy Progress LLC 4.150%, 12/01/44	365,000	348,359
Duquesne Light Holdings, Inc. 3.616%, 08/01/27[1]	500,000	464,111
Edison International 4.125%, 03/15/28	490,000	479,063
Empresa Electrica Angamos S.A. (Chile) 4.875%, 05/25/29	373,035	364,991
Empresa Electrica Guacolda SA (Chile) 4.560%, 04/30/25	800,000	729,947
Enel Finance International NV (Netherlands) 4.250%, 09/14/23[1]	505,000	493,102
Energuate Trust (Guatemala) 5.875%, 05/03/27	400,000	380,004
Eversource Energy Series K 2.750%, 03/15/22[4]	1,000,000	978,239
Exelon Corp. 3.400%, 04/15/26	1,000,000	942,156
Fortis, Inc. (Canada) 2.100%, 10/04/21	455,000	434,549
Inkia Energy, Ltd. (Peru) 5.875%, 11/09/27	1,000,000	948,510
Israel Electric Corp, Ltd. (Israel) Series 6 5.000%, 11/12/24[1]	200,000	202,500
ITC Holdings Corp. 3.250%, 06/30/26	1,000,000	936,980
Mexico Generadora de Energia S de rl (Mexico) 5.500%, 12/06/32	351,884	343,178
NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/27	240,000	228,636
NextEra Energy Operating Partners LP 4.500%, 09/15/27[1]	110,000	101,888

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Utilities – 3.0% (continued)
NGL Energy Partners LP/NGL Energy Finance Corp. 7.500%, 11/01/23	$25,000	$24,656
Orazul Energy Egenor S en C por A (Peru) 5.625%, 04/28/27	200,000	182,602
Pampa Energia SA (Argentina) 7.500%, 01/24/27[4]	1,600,000	1,408,000
PSEG Power LLC 3.850%, 06/01/23	370,000	367,761
Southern California Edison Co. Series C 4.125%, 03/01/48	240,000	223,044
The Southern Co. 1.850%, 07/01/19	110,000	109,071
Superior Plus LP/Superior General Partner, Inc. (Canada) 7.000%, 07/15/26[1]	225,000	225,281
Transelec, S.A. (Chile) 4.625%, 07/26/23[1]	300,000	303,750
4.625%, 07/26/23	200,000	202,500
Vistra Operations Co. LLC 5.500%, 09/01/26[1]	110,000	108,488
Xcel Energy, Inc. 3.300%, 06/01/25	1,300,000	1,250,004
Total Utilities		16,904,546
Total Corporate Bonds and Notes (Cost $163,511,077)		156,905,738
Asset-Backed Securities – 10.1%
Adams Mill CLO, Ltd. Series 2014-1A, Class D1 (3 month LIBOR + 3.500%), 5.936%, 07/15/26[1,5]	250,000	250,820
AIMCO CLO Series Series 2018-AA, Class D (3 month LIBOR + 2.550%), 4.999%, 04/17/31[1,5]	500,000	486,613
ALM VII R, Ltd. Series 2013-7RA, Class CR (3 month LIBOR + 4.040%), 6.476%, 10/15/28[1,5]	1,000,000	1,011,258
ALM XIX, Ltd.
Series 2016-19A, Class B (3 month LIBOR + 3.000%), 5.436%, 07/15/28[1,5]	500,000	502,102
Series 2016-19A, Class C (3 month LIBOR + 4.350%), 6.786%, 07/15/28[1,5]	500,000	502,932
Apidos CLO XII Series 2013-12A, Class DR (3 month LIBOR + 2.600%), 5.036%, 04/15/31[1,5]	500,000	494,667
Apidos CLO XVI Series 2013-16A, Class BR (3 month LIBOR + 1.950%), 4.400%, 01/19/25[1,5]	500,000	500,319

	Principal
	Amount	Value
Atrium IX Series 9A, Class DR (3 month LIBOR + 3.600%), 5.911%, 05/28/30[1,5]	$1,000,000	$1,006,238
Babson CLO, Ltd.
Series 2015-2A, Class DR (3 month LIBOR + 2.950%), 5.419%, 10/20/30[1,5]	500,000	500,275
Series 2015-IA, Class DR (3 month LIBOR + 2.600%), 5.069%, 01/20/31[1,5]	500,000	494,678
Barings CLO, Ltd.
Series 2017-1A, Class D (3 month LIBOR + 3.600%), 6.045%, 07/18/29[1,5]	1,000,000	1,003,897
Series 2018-1A, Class C (3 month LIBOR + 2.600%), 5.036%, 04/15/31[1,5]	350,000	344,037
Series 2018-3A, Class D (3 month LIBOR + 2.900%), 5.369%, 07/20/29[1,5]	500,000	498,570
Bayview Financial Acquisition Trust Series 2007-A, Class 1A5 6.101%, 05/28/37[10]	180,546	185,777
Blackbird Capital Aircraft Lease Securitization, Ltd. Series 2016-1A, Class B 5.682%, 12/16/41[1,10]	890,625	915,076
BlueMountain CLO, Ltd.
Series 2013-1A, Class CR (3 month LIBOR + 4.150%), 6.619%, 01/20/29[1,5]	1,000,000	1,003,470
Series 2016-2A, Class C (3 month LIBOR + 4.100%), 6.422%, 08/20/28[1,5]	1,000,000	1,002,007
CAL Funding Series 2018-1A, Class A 3.960%, 02/25/43[1]	700,000	680,922
Canyon Capital CLO 2014-1 Ltd. Series 2014-1A, Class CR (3 month LIBOR + 2.750%), 5.270%, 01/30/31[1,5]	500,000	493,660
Canyon Capital CLO, Ltd. Series 2017-1A, Class D (3 month LIBOR + 3.600%), 6.036%, 07/15/30[1,5]	500,000	501,626
Castle Aircraft Securitiz Series 2015-1A, Class A 4.703%, 12/15/40[1,10]	1,238,372	1,243,403
CLI Funding V LLC Series 2013-2A, Class NOTE 3.220%, 06/18/28[1]	684,650	670,915
Cook Park CLO Series 2018-1A, Class D (3 month LIBOR + 2.600%), 5.049%, 04/17/30[1,5]	750,000	734,788
Credit Suisse Commercial Mortgage Trust Series 2015-PR2, Class A1 7.250%, 07/26/55[1,10]	2,110,041	2,171,221

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Asset-Backed Securities - 10.1% (continued)
Credit-Based Asset Servicing & Securitization LLC Series 2007-MX1, Class A4 6.231%, 12/25/36[1,10]	$100,000	$106,230
Dorchester Park CLO DAC Series 2015-1A, Class ER (3 month LIBOR + 5.000%), 7.469%, 04/20/28[1,5]	500,000	494,991
Dryden 40 Senior Loan Fund Series 2015-40A, Class DR (3 month LIBOR + 3.100%), 5.414%, 08/15/31[1]	500,000	502,500
Dryden 57 CLO, Ltd. Series 2018-57A, Class D (3 month LIBOR + 2.550%), 4.864%, 05/15/31[1,5]	500,000	488,944
ECAF I, Ltd. Series 2015-1A, Class A1 3.473%, 06/15/40[1]	487,419	482,891
Gilbert Park CLO, Ltd.
Series 2017-1A, Class D (3 month LIBOR + 2.950%), 5.386%, 10/15/30[1,5]	500,000	500,625
Series 2017-1A, Class E (3 month LIBOR + 6.400%), 8.836%, 10/15/30[1,5]	1,000,000	1,017,809
Global SC Finance II SRL Series 2014-1A, Class A1 3.190%, 07/17/29[1]	790,625	772,956
Global SC Finance IV, Ltd. Series 2018-1A, Class A 4.290%, 05/17/38[1]	476,000	475,465
GSAA Home Equity Trust Series 2006-15, Class AF3B 5.933%, 09/25/36[3]	757,000	102,865
Halcyon Loan Advisors Funding, Ltd. Series 2013-2A, Class C (3 month LIBOR + 2.700%), 5.241%, 08/01/25[1,5]	250,000	250,502
Invitation Homes Trust
Series 2018-SFR1, Class C (1 month LIBOR + 1.250%), 3.540%, 03/17/37[1,5]	1,745,000	1,753,236
Series 2018-SFR1, Class D (1 month LIBOR + 1.450%), 3.740%, 03/17/37[1,5]	1,150,000	1,149,453
LCM XIV, L.P. Series 14A, Class DR (3 month LIBOR + 2.750%), 5.219%, 07/20/31[1,5]	500,000	496,518
LCM XVIII L.P. Series 19A, Class D (3 month LIBOR + 3.450%), 5.886%, 07/15/27[1,5]	1,000,000	1,002,994
Madison Park Funding XIV, Ltd. Series 2014-14A, Class DRR (3 month LIBOR + 2.950%), 5.419%, 10/22/30[1]	500,000	500,000

	Principal
	Amount	Value
Madison Park Funding XV, Ltd. Series 2014-15A, Class CR (3 month LIBOR + 3.450%), 5.959%, 01/27/26[1,5]	$500,000	$502,363
Magnetite IX, Ltd. Series 2014-9A, Class BR (3 month LIBOR + 2.000%), 4.490%, 07/25/26[1,5]	500,000	501,262
Mosaic Solar Loan Trust Series 2018-1A, Class A 4.010%, 06/22/43[1]	1,347,352	1,335,287
Mosaic Solar Loans LLC Series 2017-1A, Class A 4.450%, 06/20/42[1]	591,315	596,815
Myers Park CLO, Ltd. Series 2018-1A, Class D (3 month LIBOR + 3.050%), 5.469%, 10/20/30[1]	1,000,000	1,006,876
Neuberger Berman Loan Advisers CLO, 27 Ltd. Series 2018-27A, Class D (3 month LIBOR + 2.600%), 5.036%, 01/15/30[1,5]	500,000	488,506
Octagon Investment Partners 27, Ltd. Series 2016-1A, Class DR (3 month LIBOR + 2.950%), 5.386%, 07/15/30[1,5]	500,000	502,439
Octagon Investment Partners XV, Ltd. Series 2013-1A, Class DR (3 month LIBOR + 3.700%), 6.150%, 07/19/30[1,5]	1,000,000	1,005,595
Octagon Investment Partners XVI, Ltd. Series 2013-1A, Class DR (3 month LIBOR + 3.000%), 5.336%, 07/17/30[1,5]	500,000	502,705
Octagon Investment Partners XXI, Ltd. Series 2014-1A, Class C (3 month LIBOR + 3.650%), 5.969%, 11/14/26[1,5]	250,000	250,855
Octagon Investment Partners XXII, Ltd. Series 2014-1A, Class ERR (3 month LIBOR + 5.450%), 7.919%, 01/22/30[1,5]	500,000	494,096
Octagon Investment Partners XXX, Ltd.
Series 2017-1A, Class C (3 month LIBOR + 3.500%), 5.969%, 03/17/30[1,5]	500,000	503,601
Series 2017-1A, Class D (3 month LIBOR + 6.200%), 8.669%, 03/17/30[1,5]	250,000	252,513
OHA Credit Funding 1, Ltd. Series 2018-1A, Class D (3 month LIBOR + 3.050%), 5.689%, 10/20/30[1]	500,000	497,528
OneMain Financial Issuance Trust Series 2015-1A, Class A 3.190%, 03/18/26[1]	617,435	618,657
PRPM LLC Series 2017-2A, Class A1 3.470%, 09/25/22[1,10]	3,136,964	3,109,851
SpringCastle America Funding LLC Series 2016-AA, Class A 3.050%, 04/25/29[1]	905,491	900,377

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Asset-Backed Securities - 10.1% (continued)
Springleaf Funding Trust Series 2015-AA, Class A 3.160%, 11/15/24[1]	$739,867	$739,794
Sprite 2017-1, Ltd. Series 2017-1, Class A 4.250%, 12/15/37[1]	467,505	465,249
Symphony CLO XIV, Ltd. Series 2014-14A, Class D2 (3 month LIBOR + 3.600%), 6.036%, 07/14/26[1,5]	750,000	753,452
TAL Advantage VI LLC Series 2017-1A, Class A 4.500%, 04/20/42	851,986	859,789
TCI-Cent CLO, Ltd. Series 2016-1A, Class C (3 month LIBOR + 4.000%), 6.509%, 12/21/29[1,5]	1,000,000	1,007,621
TCI-Flatiron CLO, Ltd. Series 2016-1A, Class C (3 month LIBOR + 3.050%), 5.499%, 07/17/28[1,5]	750,000	751,945
TCI-Symphony CLO, Ltd. Series 2016-1A, Class D (3 month LIBOR + 3.800%), 6.236%, 10/13/29[1,5]	1,000,000	1,003,385
THL Credit Wind River CLO, Ltd. Series 2013-1A, Class CR (3 month LIBOR + 3.650%), 6.119%, 07/20/30[1,5]	250,000	252,219
Thunderbolt Aircraft Lease, Ltd. Series 2017-A, Class A 4.212%, 05/17/32[1,10]	449,405	449,724
Towd Point Mortgage Trust Series 2015-6, Class A1B 2.750%, 04/25/55[1,3]	2,597,406	2,551,136
Trinity Rail Leasing 2010 LLC Series 2010-1A, Class A 5.194%, 10/16/40[1]	925,883	957,463
Triton Container Finance V LLC Series 2018-1A, Class A 3.950%, 03/20/43[1]	470,833	464,757
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 4.072%, 02/16/43[1]	695,333	694,138
VB-S1 Issuer LLC Series 2018-1A, Class D 4.122%, 02/15/48[1]	1,500,000	1,474,599
VOLT LXII LLC Series 2017-NPL9, Class A1 3.125%, 09/25/47[1,10]	3,653,173	3,629,674
Westcott Park CLO, Ltd. Series 2016-1A, Class D (3 month LIBOR + 4.350%), 6.819%, 07/20/28[1,5]	1,000,000	1,013,262
Total Asset-Backed Securities (Cost $57,468,892)		57,434,783

	Principal
	Amount	Value
Mortgage-Backed Securities - 16.7%
Alternative Loan Trust
Series 2007-18CB, Class 2A17 6.000%, 08/25/37	$47,235	$42,517
Series 2007-23CB, Class A3 (1 month LIBOR + 0.500%), 2.781%, 09/25/37[5]	204,517	138,764
Series 2007-23CB, Class A4 (1 month LIBOR + 6.500%), 4.219%, 09/25/37[5,11]	195,280	31,614
Series 2007-J2, Class 2A1 6.000%, 07/25/37	788,996	770,867
Banc of America Funding Trust
Series 2006-B, Class 7A1 3.773%, 03/20/36[3]	290,481	274,596
Series 2010-R9, Class 3A3 5.500%, 12/26/35[1]	397,233	335,413
BBCMS Mortgage Trust
Series 2017-DELC, Class C (1 month LIBOR + 1.200%), 3.480%, 08/15/36[1,5]	132,000	132,204
Series 2017-DELC, Class D (1 month LIBOR + 1.700%), 3.980%, 08/15/36[1,5]	150,000	149,958
Series 2017-DELC, Class E (1 month LIBOR + 2.500%), 4.780%, 08/15/36[1,5]	314,000	314,986
Series 2017-DELC, Class F (1 month LIBOR + 3.500%), 5.780%, 08/15/36[1,5]	301,000	302,217
BBCMS Trust Series 2015-STP, Class D 4.284%, 09/10/28[1,3]	630,000	623,815
Bear Stearns Asset Backed Securities I Trust Series 2004-AC2, Class 2A 5.000%, 05/25/34	75,615	75,301
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class AJ 5.465%, 01/12/45[3]	450,000	412,549
BHMS Series 2018-ATLS, Class C (1 month LIBOR + 1.900%), 4.180%, 07/15/35[1,5]	125,000	125,239
BX Trust
Series 2017-SLCT, Class D (1 month LIBOR + 2.050%), 4.330%, 07/15/34[1,5]	296,121	296,303
Series 2017-SLCT, Class E (1 month LIBOR + 3.150%), 5.430%, 07/15/34[1,5]	486,484	488,153
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class XA 1.056%, 01/10/48[3,11]	8,950,107	537,602
Series 2016-C4, Class C 4.875%, 05/10/58[3]	858,000	868,585

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities - 16.7% (continued)
CHT 2017-COSMO Mortgage Trust
Series 2017-CSMO, Class E (1 month LIBOR + 3.000%), 5.280%, 11/15/36[1,5]	$609,000	$611,431
Series 2017-CSMO, Class F (1 month LIBOR + 3.741%), 6.021%, 11/15/36[1,5]	325,000	326,472
Citicorp Mortgage Securities Trust Series Series 2007-2, Class 3A1 5.500%, 02/25/37	1,781	1,781
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class XA 1.803%, 09/10/45[1,3,11]	680,627	35,589
Series 2014-GC25, Class XA 1.015%, 10/10/47[3,11]	4,745,131	231,182
Series 2015-GC27, Class C 4.428%, 02/10/48[3]	761,000	740,369
Series 2015-GC27, Class D 4.428%, 02/10/48[1,3]	392,700	359,833
Series 2015-GC31, Class C 4.059%, 06/10/48[3]	780,000	730,592
Series 2015-GC35, Class C 4.499%, 11/10/48[3]	235,000	228,758
Series 2015-GC35, Class XA 0.876%, 11/10/48[3,11]	7,388,629	303,906
Series 2016-GC36, Class XA 1.304%, 02/10/49[3,11]	7,575,847	540,207
Series 2016-P3, Class XA 1.704%, 04/15/49[3,11]	5,464,315	492,924
Series 2016-P4, Class XA 1.997%, 07/10/49[3,11]	5,146,915	561,308
Citigroup Mortgage Loan Trust
Series 2006-AR2, Class 1A2 3.909%, 03/25/36[3]	946,786	938,543
Series 2010-7, Class 11A1 5.164%, 07/25/36[1,3]	1,257,573	1,270,035
COBALT Commercial Mortgage Trust Series 2007-C2, Class AJFX 5.568%, 04/15/47[3]	49,270	49,701
COMM Mortgage Trust
Series 2016-DC2, Class C 4.641%, 02/10/49[3]	453,000	442,680
Series 2016-DC2, Class XA 1.042%, 02/10/49[3,11]	6,652,194	374,868
Series 2016-GCT, Class E 3.461%, 08/10/29[1,3]	780,000	747,471
Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class XA 1.876%, 10/15/45[3,11]	1,496,597	89,017
Series 2013-CR10, Class XA 0.710%, 08/10/46[3,11]	16,983,154	474,861
Series 2014-CR20, Class C 4.503%, 11/10/47[3]	300,000	293,987
Series 2015-CR23, Class D 4.252%, 05/10/48[3]	350,000	293,602

	Principal
	Amount	Value
Commercial Mortgage Pass Through Certificates
Series 2015-CR25, Class C 4.545%, 08/10/48[3]	$470,000	$457,096
Series 2015-CR26, Class B 4.492%, 10/10/48[3]	600,000	604,472
Series 2015-CR26, Class XA 1.023%, 10/10/48[3,11]	7,930,612	397,685
Series 2015-LC23, Class C 4.646%, 10/10/48[3]	585,000	583,777
Series 2016-CR28, Class C 4.647%, 02/10/49[3]	807,000	806,867
Commercial Mortgage Trust Series 2018-HCLV, Class C (1 month LIBOR + 1.700%), 3.980%, 09/15/33[1]	600,000	598,562
Core Industrial Trust Series 2015-CALW, Class D 3.850%, 02/10/34[1,3]	500,000	497,218
Countrywide Alternative Loan Trust
Series 2005-86CB, Class A5 5.500%, 02/25/36	806,027	706,434
Series 2006-J1, Class 2A1 7.000%, 02/25/36	450,071	173,293
Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-HYB8, Class 4A1 3.497%, 12/20/35[3]	377,405	367,084
Series 2007-14, Class A15 6.500%, 09/25/37	923,123	823,543
Series 2007-2, Class A13 6.000%, 03/25/37	366,626	299,457
Series 2007-7, Class A4 5.750%, 06/25/37	63,688	53,715
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class 5A9 5.500%, 10/25/35	1,043,333	920,650
Credit Suisse Mortgage Capital Certificates Series 2007-1, Class 5A4 6.000%, 02/25/37	566,792	494,407
CSAIL Commercial Mortgage Trust Series 2016-C6, Class XA 1.797%, 01/15/49[3,11]	6,899,772	630,899
CSMC Trust
Series 2013-IVR4, Class A11 3.487%, 07/27/43[1,3]	2,723,031	2,652,535
Series 2013-IVR4, Class A2 3.000%, 07/25/43[1,3]	2,723,031	2,570,286
Series 2017-CHOP, Class D (1 month LIBOR + 1.900%), 4.180%, 07/15/32[1,5]	261,000	260,881
Series 2017-CHOP, Class E (1 month LIBOR + 3.300%), 5.580%, 07/15/32[1,5]	261,000	261,435
DBJPM
Series 2016-C1, Class C 3.350%, 05/10/49[3]	534,000	489,777

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 16.7% (continued)
DBJPM Series 2016-C1, Class XA 1.485%, 05/10/49[3,11]	$7,598,927	$623,515
First Horizon Alternative Mortgage Securities Trust Series 2006-AA7, Class A1 3.928%, 01/25/37[3]	1,931,768	1,763,300
FREMF Mortgage Trust Series 2016-KF22, Class B (1 month LIBOR + 5.050%), 7.311%, 07/25/23[1,5]	308,038	319,195
Great Wolf Trust
Series 2017-WOLF, Class D (1 month LIBOR + 2.100%), 4.530%, 09/15/34[1,5]	274,000	274,508
Series 2017-WOLF, Class E (1 month LIBOR + 3.100%), 5.530%, 09/15/34[1,5]	425,000	426,494
Series 2017-WOLF, Class F (1 month LIBOR + 4.070%), 6.500%, 09/15/34[1,5]	226,000	227,154
GS Mortgage Securities Trust
Series 2014-GC26, Class C 4.509%, 11/10/47[3]	391,000	378,653
Series 2014-GC26, Class D 4.509%, 11/10/47[1,3]	1,500,000	1,303,984
Series 2015-GC34, Class XA 1.343%, 10/10/48[3,11]	6,354,560	423,762
Series 2015-GS1, Class XA 0.810%, 11/10/48[3,11]	10,564,926	473,519
Series 2016-GS2, Class XA 1.661%, 05/10/49[3,11]	7,288,951	637,226
Series 2017-GS7, Class XA 1.137%, 08/10/50[3,11]	10,341,682	771,786
Series 2018-3PCK, Class A (1 month LIBOR + 1.450%), 3.730%, 09/15/21[1]	750,000	750,938
GSR Mortgage Loan Trust
Series 2006-2F, Class 2A17 5.750%, 02/25/36	2,497,951	2,406,536
Series 2006-AR1, Class 3A1 3.995%, 01/25/36[3]	289,665	286,265
HSI Asset Loan Obligation Trust Series 2007-2, Class 1A1 5.500%, 09/25/37	10,387	9,952
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2017-MAUI, Class C (1 month LIBOR + 1.250%), 3.527%, 07/15/34[1,5]	223,000	223,404
Series 2017-MAUI, Class D (1 month LIBOR + 1.950%), 4.227%, 07/15/34[1,5]	209,000	209,917

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2017-MAUI, Class E (1 month LIBOR + 2.950%), 5.227%, 07/15/34[1,5]	$185,000	$186,545
Series 2017-MAUI, Class F (1 month LIBOR + 3.750%), 6.027%, 07/15/34[1,5]	260,000	262,552
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-A2, Class 2A1 3.705%, 04/25/36[3]	1,578,362	1,514,198
Series 2006-LDP8, Class X 0.286%, 05/15/45[3,11]	44,432	58
Series 2006-LDP9, Class AM 5.372%, 05/15/47	102,537	102,807
Series 2007-LDPX, Class AM 5.464%, 01/15/49[3]	56,778	56,877
Series 2011-C4, Class XA 1.201%, 07/15/46[1,3,11]	264,093	6,378
Series 2012-C8, Class XA 1.785%, 10/15/45[3,11]	1,513,562	81,445
Series 2012-CBX, Class XA 2.066%, 06/15/45[3,11]	581,695	21,430
Series 2015-JP1, Class XA 1.124%, 01/15/49[3,11]	8,225,352	379,945
Series 2016-JP2, Class B 3.460%, 08/15/49	320,000	303,373
Series 2016-JP2, Class C 3.792%, 08/15/49[3]	246,000	230,067
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class XA 0.932%, 02/15/47[3,11]	5,141,842	181,461
Series 2014-C21, Class XA 1.021%, 08/15/47[3,11]	3,511,875	158,774
Series 2014-C23, Class C 4.451%, 09/15/47[3]	330,824	328,645
Series 2014-C25, Class C 4.445%, 11/15/47[3]	450,000	441,854
Series 2014-C25, Class XA 0.947%, 11/15/47[3,11]	6,319,235	244,834
Series 2014-C26, Class XA 1.090%, 01/15/48[3,11]	4,985,198	204,129
Series 2015-C27, Class D 3.843%, 02/15/48[1,3]	263,000	238,908
Series 2015-C28, Class XA 1.146%, 10/15/48[3,11]	7,699,879	332,838
Series 2015-C33, Class C 4.617%, 12/15/48[3]	670,000	663,612
Series 2016-C1, Class C 4.744%, 03/15/49[3]	755,000	752,446
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA 1.691%, 06/15/49[3,11]	7,624,485	600,441
Lehman XS Trust Series 2007-12N, Class 1A3A (1 month LIBOR + 0.200%), 2.481%, 07/25/47[5]	6,145,953	5,888,663

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 16.7% (continued)
LSTAR Commercial Mortgage Trust Series 2016-4, Class C 4.555%, 03/10/49[1,3]	$588,000	$522,544
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class XA 1.469%, 08/15/45[1,3,11]	683,453	29,328
Series 2014-C14, Class XA 1.146%, 02/15/47[3,11]	5,258,360	154,852
Series 2014-C18, Class C 4.489%, 10/15/47[3]	300,000	293,918
Series 2014-C19, Class C 4.000%, 12/15/47	413,500	391,863
Series 2015-C25, Class C 4.528%, 10/15/48[3]	785,000	776,391
Series 2015-C26, Class D 3.060%, 10/15/48[1]	453,000	384,991
Series 2015-C27, Class C 4.532%, 12/15/47[3]	80,000	77,417
Series 2016-C28, Class XA 1.267%, 01/15/49[3,11]	8,347,469	547,662
Series 2016-C29, Class C 4.751%, 05/15/49[3]	844,000	838,299
Morgan Stanley Capital I Trust
Series 2011-C1, Class XA 0.393%, 09/15/47[1,3,11]	497,240	3,328
Series 2014-CPT, Class E 3.446%, 07/13/29[1,3]	250,000	244,949
Series 2016-UB11, Class XA 1.646%, 08/15/49[3,11]	2,789,489	239,707
Morgan Stanley Mortgage Loan Trust
Series 2005-3AR, Class 2A2 3.706%, 07/25/35[3]	436,603	390,584
Series 2005-9AR, Class 2A 4.180%, 12/25/35[3]	4,359,106	4,143,257
Series 2007-14AR, Class 1A3 4.051%, 10/25/37[3]	1,008,192	978,517
MSCG Trust Series 2016-SNR, Class C 5.205%, 11/15/34[1]	804,100	796,088
Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class A (1 month LIBOR + 0.950%), 3.108%, 06/15/35[1,5]	584,000	584,335
Series 2018-FL1, Class C (1 month LIBOR + 2.200%), 4.358%, 06/15/35[1,5]	584,000	583,857
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AP3, Class A3 5.318%, 08/25/35[3]	210,660	139,983
PR Mortgage Loan Trust Series 2014-1, Class APT 5.911%, 10/25/49[1,3]	2,027,308	1,781,175

	Principal Amount	Value
RALI Trust
Series 2005-QA10, Class A31 4.747%, 09/25/35[3]	$931,252	$825,663
Series 2006-QO10, Class A1 (1 month LIBOR + 0.160%), 2.441%, 01/25/37[5]	5,775,424	5,594,985
Series 2006-QS7, Class A2 6.000%, 06/25/36	2,829,505	2,585,107
Residential Asset Securitization Trust
Series 2006-A6, Class 1A1 6.500%, 07/25/36	197,783	107,173
Series 2007-A1, Class A8 6.000%, 03/25/37	377,821	244,255
Seasoned Credit Risk Transfer Trust Series 2018-2, Class HV 3.000%, 11/25/57[3]	4,937,187	4,644,244
Sequoia Mortgage Trust Series 2013-1, Class 2A1 1.855%, 02/25/43[3]	1,202,137	1,061,734
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 2A2 4.016%, 02/25/36[3]	121,757	118,251
UBS Commercial Mortgage Trust Series 2018-C8, Class C 4.705%, 02/15/51[3]	917,000	903,719
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA 1.838%, 08/10/49[1,3,11]	1,391,086	80,417
Washington Mutual Mortgage Pass Through Certificates WMALT Trust Series 2005-8, Class 2CB1 5.500%, 10/25/35	1,245,022	1,218,060
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class D 3.938%, 08/15/50[1]	725,000	597,532
Series 2015-C26, Class D 3.586%, 02/15/48[1]	471,800	406,352
Series 2015-C28, Class C 4.129%, 05/15/48[3]	400,000	378,261
Series 2015-C31, Class C 4.610%, 11/15/48[3]	585,000	574,152
Series 2015-C31, Class XA 1.078%, 11/15/48[3,11]	8,257,285	470,100
Series 2015-LC22, Class C 4.542%, 09/15/58[3]	480,000	471,450
Series 2015-NXS1, Class XA 1.159%, 05/15/48[3,11]	4,351,358	210,116
Series 2015-NXS3, Class C 4.638%, 09/15/57[3]	610,000	591,796
Series 2016-C32, Class C 4.722%, 01/15/59[3]	558,000	546,874
Series 2016-C33, Class C 3.896%, 03/15/59	517,000	490,468
Series 2016-C33, Class XA 1.776%, 03/15/59[3,11]	5,204,192	467,573

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 16.7% (continued)
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS6, Class XA 1.644%, 11/15/49[3,11]	$6,219,302	$532,151
Series 2017-C39, Class XA 1.141%, 09/15/50[3,11]	13,728,567	1,010,579
Series 2017-C41, Class C 4.511%, 11/15/50[3]	1,238,000	1,212,316
Wells Fargo Mortgage Backed Securities Trust
Series 2007-13, Class A6 6.000%, 09/25/37	139,500	139,475
Series 2007-8, Class 1A16 6.000%, 07/25/37	150,085	149,324
WFRBS Commercial Mortgage Trust
Series 2012-C8, Class XA 1.839%, 08/15/45[1,3,11]	692,098	38,094
Series 2012-C9, Class XA 1.887%, 11/15/45[1,3,11]	1,108,722	67,212
Series 2014-C21, Class XA 1.073%, 08/15/47[3,11]	5,951,831	259,118
Total Mortgage-Backed Securities (Cost $94,849,145)		95,301,857
Municipal Bonds - 0.1%
State of California 7.550%, 04/01/39	305,000	434,149
Missouri Highway & Transportation Commission, Build America Bonds 5.063%, 05/01/24	220,000	234,885
Total Municipal Bonds (Cost $688,099)		669,034
U.S. Government and Agency Obligations -32.5%
Fannie Mae - 9.4%
Fannie Mae,
3.000%, 03/01/45 to 04/01/45	6,291,294	5,955,581
3.500%, 12/01/31 to 03/01/46	9,049,431	8,862,080
4.000%, 09/01/31 to 06/01/42	388,310	388,753
4.500%, 03/01/42	80,759	81,746
Fannie Mae REMICS,
Series 2007-57, Class SX (6.620% - 1 month LIBOR), 4.339%, 10/25/36[5,11]	118,537	14,432
Series 2009-86, Class CI (5.800% - 1 month LIBOR), 3.519%, 09/25/36[5,11]	141,332	12,301
Series 2010-156, Class ZC 4.000%, 01/25/41	360,847	335,453
Series 2011-121, Class JP 4.500%, 12/25/41	140,544	144,240
Series 2011-18, Class UZ 4.000%, 03/25/41	476,858	489,570
Series 2012-105, Class Z 3.500%, 10/25/42	1,236,898	1,164,007

	Principal Amount	Value
Fannie Mae REMICS,
Series 2012-127, Class PA 2.750%, 11/25/42	$1,579,927	$1,504,061
Series 2012-20, Class ZT 3.500%, 03/25/42	4,544,602	4,336,453
Series 2012-31, Class Z 4.000%, 04/25/42	1,951,036	1,984,219
Series 2013-5, Class EZ 2.000%, 08/25/42	7,058,514	6,046,435
Series 2013-8, Class Z 3.000%, 02/25/43	5,658,365	5,087,333
Series 2014-73, Class CZ 3.000%, 11/25/44	5,636,640	4,914,002
Series 2015-9, Class HA 3.000%, 01/25/45	4,447,458	4,361,677
Series 2015-95, Class AP 3.000%, 08/25/42	3,114,407	3,027,070
Series 2016-24, Class NZ 3.000%, 05/25/46	5,863,949	5,233,186
Total Fannie Mae		53,942,599
Freddie Mac - 5.1%
Freddie Mac Gold,
3.000%, 07/01/45 to 08/01/45	6,611,267	6,277,330
3.500%, 10/01/42	608,720	589,116
4.000%, 10/01/41	123,687	122,759
5.000%, 07/01/35	19,447	20,598
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K050, Class A2 3.334%, 08/25/25[3]	569,000	563,282
Series K053, Class A2 2.995%, 12/25/25	766,000	741,429
Series K722, Class X1 1.309%, 03/25/23[3,11]	5,319,103	242,021
Freddie Mac REMICS,
Series 2909, Class Z 5.000%, 12/15/34	262,786	277,301
Series 3301, Class MS (6.100% - 1 month LIBOR), 3.821%, 04/15/37[5,11]	69,280	7,134
Series 3382, Class SB (6.000% - 1 month LIBOR), 3.721%, 11/15/37[5,11]	22,224	1,749
Series 3384, Class S (6.390% - 1 month LIBOR), 4.111%, 11/15/37[5,11]	24,806	2,021
Series 3500, Class SA (5.520% - 1 month LIBOR), 3.241%, 01/15/39[5,11]	61,725	4,648
Series 3626, Class AZ 5.500%, 08/15/36	125,141	130,525
Series 3738, Class BP 4.000%, 12/15/38	662,361	669,676
Series 3792, Class SE (9.860% - 2 times 1-Month LIBOR), 5.301%, 01/15/41[5]	903,021	833,317
Series 3795, Class VZ 4.000%, 01/15/41	136,272	138,954

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 5.1% (continued)
Freddie Mac REMICS,
Series 3872, Class BA 4.000%, 06/15/41	$32,869	$32,353
Series 3888, Class ZG 4.000%, 07/15/41	198,106	200,925
Series 3894, Class ZA 4.500%, 07/15/41	377,987	384,421
Series 3957, Class DZ 3.500%, 11/15/41	443,127	429,021
Series 3957, Class HZ 4.000%, 11/15/41	593,154	595,786
Series 4016, Class KZ 4.000%, 03/15/42	2,341,243	2,346,813
Series 4075, Class S (5.500% - 1 month LIBOR), 3.221%, 07/15/42[5,11]	3,158,646	384,244
Series 4215, Class KC 2.250%, 03/15/38	1,871,004	1,827,774
Series 4316, Class BZ 3.000%, 03/15/44	3,441,615	3,034,796
Series 4323, Class GA 3.000%, 06/15/40	1,832,407	1,811,038
Series 4511, Class QA 3.000%, 01/15/41	2,840,504	2,791,446
Series 4750, Class PA 3.000%, 07/15/46	4,782,687	4,567,368
Total Freddie Mac		29,027,845
Ginnie Mae - 0.3%
Ginnie Mae,
Series 2004-35, Class SA (32.500% - 6.5 times 1-Month LIBOR), 17.682%, 03/20/34[5]	20,789	29,131
Series 2008-69, Class SB (7.630% - 1 month LIBOR), 5.350%, 08/20/38[5,11]	242,705	37,790
Series 2009-32, Class ZE 4.500%, 05/16/39	271,427	282,951
Series 2009-35, Class DZ 4.500%, 05/20/39	304,863	316,559
Series 2009-75, Class GZ 4.500%, 09/20/39	318,795	324,986
Series 2010-98, Class IA 5.746%, 03/20/39[3,11]	64,255	8,371
Series 2011-89, Class SA (5.450% - 1 month LIBOR), 3.170%, 06/20/41[5,11]	548,635	54,177
Series 2014-156, Class PS (6.250% - 1 month LIBOR), 3.970%, 10/20/44[5,11]	2,210,121	288,334
Series 2014-5, Class PS (6.150% - 1 month LIBOR), 3.870%, 07/20/43[5,11]	2,084,864	225,303
Total Ginnie Mae		1,567,602
U.S. Treasury Obligations - 17.7%
U.S. Treasury Bonds, 3.000%, 08/15/48	1,150,000	1,066,625

	Principal Amount	Value
U.S. Treasury Bonds,
3.125%, 02/15/43	$3,930,000	$3,759,981
3.750%, 11/15/43	3,420,000	3,629,809
2.750%, 11/15/42	670,000	600,069
3.625%, 08/15/43	4,040,000	4,200,890
U.S. Treasury Notes,
1.375%, 02/15/20	2,550,000	2,504,678
1.625%, 11/30/20	5,825,000	5,677,896
1.750%, 10/31/20	4,990,000	4,881,916
2.000%, 09/30/20 to 05/31/21	9,890,000	9,695,746
2.500%, 03/31/23	5,470,000	5,364,019
2.625%, 02/28/23	4,590,000	4,526,708
2.750%, 08/15/21 to 11/15/47	19,200,000	18,725,033
3.000%, 09/30/25	3,640,000	3,625,070
1.125%, 01/31/19 to 06/30/21	6,275,000	6,014,937
1.875%, 01/31/22 to 08/31/24	6,595,000	6,220,012
2.125%, 09/30/24	5,650,000	5,373,900
2.250%, 10/31/24 to 11/15/27	15,880,000	14,969,762
Total U.S. Treasury Obligations		100,837,051
Total U.S. Government and Agency Obligations (Cost $192,012,028)		185,375,097
Foreign Government Obligations - 1.9%
Argentine Republic Government International Bond (Argentina)
5.875%, 01/11/28	450,000	349,875
6.625%, 07/06/28[4]	350,000	280,612
6.875%, 01/26/27	1,400,000	1,175,475
Costa Rica Government (Costa Rica) 9.995%, 08/01/20	500,000	519,500
Fondo MIVIVIENDA S.A. (Peru) 3.500%, 01/31/23	300,000	288,750
Israel Government International Bond (Israel) 2.875%, 03/16/26	1,100,000	1,038,741
Mexico Government International Bond (Mexico)
3.750%, 01/11/28	560,000	516,466
4.150%, 03/28/27	406,000	387,070
Panama Government International Bond (Panama) 4.000%, 09/22/24	500,000	498,750
Perusahaan Penerbit SBSN Indonesia III (Indonesia)
4.150%, 03/29/27[1]	1,200,000	1,128,900
4.150%, 03/29/27	800,000	752,600
Philippine Government International Bond (Philippines) 4.200%, 01/21/24	1,500,000	1,517,874
Provincia De Buenos Aires/Argentina (Argentina) 7.875%, 06/15/27	1,500,000	1,179,765
S.P.A.RC EM SPC Panama Metro Line 2 SP (Cayman Islands) 0.000%, 12/05/22[1,6]	1,396,000	1,266,870
Total Foreign Government Obligations (Cost $11,895,703)		10,901,248

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Floating Rate Senior Loan Interests - 4.3%
Financials - 0.6%
Acrisure LLC First Lien Term Loan B-2, (1 month LIBOR + 4.250%), 6.552%, 11/22/23[5]	$437,789	$439,869
AlixPartners LLP 2017 Refinancing Term Loan, (1 month LIBOR + 2.750%), 5.052%, 04/04/24[5]	457,677	458,678
AssuredPartners, Inc. 2017 September Refinancing Term Loan, (1 month LIBOR + 3.250%), 5.552%, 10/22/24[5]	500,483	499,779
Asurion LLC Replacement B-6 Term Loan, (1 month LIBOR + 3.000%), 5.302%, 11/03/23[5]	447,676	448,796
Canyon Valor Cos, Inc., (3 month LIBOR + 2.750%), 5.136%, 06/16/23[5]	438,669	438,511
Forest City Enterprises LP, (USD LIBOR + 4.000%), 0.000%, 10/24/25[5,12]	135,000	135,731
TKC Holdings Inc Initial Term Loan (First Lien), (1 month LIBOR + 3.750%), 6.060%, 02/01/23[5]	447,727	448,511
UFC Holdings, LLC Term Loan (First Lien), (1 month LIBOR + 3.250%), 5.560%, 08/18/23[5]	447,716	450,834
Total Financials		3,320,709
Industrials - 3.6%
Almonde Inc First Lien Dollar Term Loan, (3 month LIBOR + 3.500%), 5.886%, 06/13/24[5]	379,263	377,604
Alterra Mountain Company Initial Term Loan, (1 month LIBOR + 3.000%), 5.302%, 07/31/24[5]	468,043	469,432
Applied Systems, Inc. Initial Term Loan (First Lien), (3 month LIBOR + 3.250%), 5.386%, 09/19/24[5]	147,688	148,201
Auris Luxembourg Iii, S.A., (USD LIBOR + 3.750%), 0.000%, 07/24/25[5,12]	190,000	191,603
BCP Renaissance Parent LLC Initial Term Loan, (3 month LIBOR + 3.500%), 6.027%, 10/31/24[5]	124,425	125,047
BJ’s Wholesale Club, Inc., (1 month LIBOR + 3.000%), 5.280%, 02/05/24[5]	365,635	366,879
Boxer Parent Co., Inc., Initial Dollar Term Loan, (3 month LIBOR + 4.250%), 6.648%, 10/02/25[5]	315,000	318,773
Brookfield Wec Holdings Inc. First Lien Term Loan, (1 month LIBOR + 3.750%), 6.052%, 07/31/25[5]	235,000	236,909
CH Hold Corp First Lien Initial Term Loan, (1 month LIBOR + 3.000%), 5.302%, 02/01/24[5]	447,728	448,847
Change Healthcare Holdings LLC Closing Date Term Loan, (1 month LIBOR + 2.750%), 5.230%, 03/01/24[5]	443,182	443,212
CHG Healthcare Services Inc. New Term Loan, (1 month LIBOR + 3.000%), 5.302%, 06/07/23[5]	450,000	452,049
Concentra Inc. First Lien Term B-1 Loan, (1 month LIBOR + 2.750%), 5.030%, 06/01/22[5]	450,000	451,688
Cvent Inc. First Lien Term Loan, (1 month LIBOR + 3.750%), 6.052%, 11/30/24[5]	447,750	448,869

	Principal Amount	Value
Cyxtera DC Holdings Inc., Initial Term Loan (First Lien), (1 month LIBOR + 3.000%), 5.280%, 05/01/24[5]	$447,733	$447,453
EG America LLC Additional Facility Loan, (3 month LIBOR + 4.000%), 6.386%, 02/07/25[5]	512,750	513,391
Envision Healthcare Corp., (1 month LIBOR + 3.750%), 6.052%, 10/10/25[5]	375,000	367,995
Equian LLC 2018 Incremental Term Loan B, (1 month LIBOR + 3.250%), 5.537%, 05/20/24[5]	447,733	448,153
Equinox Holdings Inc. Term B-1 Loan, (1 month LIBOR + 3.000%), 5.302%, 03/08/24[5]	447,739	448,159
Explorer Holdings, Inc. Initial Term Loan, (3 month LIBOR + 3.750%), 6.136%, 05/02/23[5]	447,710	451,627
Filtration Group Corporation Initial Dollar Term Loan, (1 month LIBOR + 3.000%), 5.302%, 03/29/25[5]	447,750	450,175
Garda World Security Corporation New Incremental Term B Loan, (3 month LIBOR + 3.500%), 5.821%, 05/24/24[5]	447,727	449,756
Gates Global LLC Initial B-2 Dollar Term Loan, (1 month LIBOR + 2.750%), 5.052%, 04/01/24[5]	447,739	449,018
Gentiva Health Services Inc. First Lien Closing Date Initial Term Loan, (1 month LIBOR + 3.750%), 6.063%, 07/02/25[5]	381,177	382,596
Gobp Holdings, Inc., (1 month LIBOR + 3.750%), 6.030%, 10/22/25[5]	185,000	185,347
Greeneden US Holdings II LLC Tranche B-3 Dollar Term Loan, (1 month LIBOR + 3.500%), 5.802%, 12/01/23[5]	457,694	459,239
Hyland Software, Inc., 2018 Refinancing Term Loan, (1 month LIBOR + 3.500%), 5.552%, 07/01/24[5]	50,000	50,313
Hyland Software, Inc., Senior Secured First Lien Term-3 Loan, (1 month LIBOR + 3.250%), 5.492%, 07/01/22[5]	447,727	451,155
Informatica LLC Dollar Term B-1 Loan, (1 month LIBOR + 3.250%), 5.552%, 08/05/22[5]	472,612	474,606
IRB Holding Corp Term B Loan, (1 month LIBOR + 3.250%), 5.460%, 02/05/25[5]	447,750	447,910
Jaguar Holding Company II 2018 Term Loan, (1 month LIBOR + 2.500%), 4.802%, 08/18/22[5]	523,647	522,706
Kronos Incorporated 2018 New Incremental Term Loan, (3 month LIBOR + 3.000%), 5.343%, 11/01/23[5]	447,750	448,986
Life Time Inc New 2017 Refinancing Term Loan, (3 month LIBOR + 2.750%), 5.063%, 06/10/22[5]	447,739	448,508
Messer Industries USA, Inc., (USD LIBOR + 2.500%), 0.000%, 10/01/25[5,12]	145,000	145,236
Milacron LLC Term B Loan, (1 month LIBOR + 2.500%), 4.802%, 09/28/23[5]	437,324	438,144

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 3.6% (continued)
Mitchell International, Inc. Initial Term Loan (First Lien), (1 month LIBOR + 3.250%), 5.552%, 11/29/24[5]	$318,400	$317,206
MLN US Holdings, LLC Term Loan (First Lien), (USD LIBOR + 4.500%), 0.000%, 07/11/25[5,12]	295,000	296,844
MPH Acquisition Holdings LLC Initial Term Loan, (3 month LIBOR + 2.750%), 5.136%, 06/07/23[5]	457,106	456,714
National Vision Inc. First Lien New Term Loan, (1 month LIBOR + 2.500%), 4.802%, 11/20/24[5]	289,051	289,502
Pisces Midco, Inc., (USD LIBOR + 3.750%), 0.000%, 04/12/25[5,12]	285,000	284,347
PODS LLC Tranche B-4 Term Loan, (1 month LIBOR + 2.750%), 5.034%, 12/06/24[5]	523,678	521,322
Prime Security Services Borrower, Term B-1 Loan (First Lien), (1 month LIBOR + 2.750%), 5.052%, 05/02/22[5]	379,248	379,959
Refinitiv US Holdings, Inc., (1 month LIBOR + 3.750%), 6.052%, 10/01/25[5]	305,000	302,713
Science Applications International Corp., (USD LIBOR + 1.750%), 0.000%, 11/05/25[5,12]	140,000	140,197
Scientific Games International, Inc. Initial Term B-5 Loan, (2 month LIBOR + 2.750%), 5.044%, 08/14/24[5]	497,500	493,561
SCS Holdings I Inc. New Tranche B Term Loan (First Lien), (1 month LIBOR + 4.250%), 6.552%, 10/30/22[5]	276,145	278,043
Securus Technologies Holdings Inc Initial Term Loan (First Lien), (1 month LIBOR + 4.500%), 6.802%, 11/01/24[5]	447,744	450,095
Select Medical Corp., (3 month LIBOR + 2.500%), 4.780%, 03/06/25[5]	447,727	450,246
Solera LLC Dollar Term Loan, (1 month LIBOR + 2.750%), 5.052%, 03/03/23[5]	448,849	449,049
Sophia LP Term B Loan, (3 month LIBOR + 3.250%), 5.636%, 09/30/22[5]	462,614	463,819
StandardAero Aviation Holdings Inc Initial Term Loan, (1 month LIBOR + 3.750%), 6.050%, 07/07/22[5]	447,692	450,171
Starfruit US Holdco LLC, (1 month LIBOR + 3.250%), 5.506%, 10/01/25[5]	190,000	189,911
Tenneco Inc. Term Loan, (1 month LIBOR + 2.750%), 5.052%, 10/01/25[5]	295,000	294,539
VeriFone Systems, Inc., (3 month LIBOR + 4.000%), 6.322%, 08/20/25[5]	175,000	175,350
Verscend Holding Corp., (1 month LIBOR + 4.500%), 6.802%, 08/27/25[5]	270,000	272,194
Vertafore Inc. Initial Term Loan (First Lien), (1 month LIBOR + 3.250%), 5.552%, 07/02/25[5]	465,000	463,962

	Principal Amount	Value
Web.com Group, Inc., (3 month LIBOR + 3.750%), 6.170%, 10/10/25[5]	$185,000	$185,347
Yak Access LLC First Lien Initial Term Loan, (1 month LIBOR + 5.000%), 7.283%, 07/11/25[5]	26,200	24,103
Total Industrials		20,588,780
Utilities - 0.1%
Exgen Renewables IV LLC Loan, (3 month LIBOR + 3.000%), 5.320%, 11/28/24[5]	450,000	454,500
Pike Corporation Initial Term Loan (2018), (1 month LIBOR + 3.500%), 5.810%, 03/21/25[5]	510,153	513,933
Total Utilities		968,433
Total Floating Rate Senior Loan Interests
(Cost $24,877,728)		24,877,922

	Shares
Common Stocks - 0.0%#
Energy - 0.0%#
Frontera Energy Corp. (Colombia)*	17,242	224,663
SandRidge Energy, Inc.*	864	7,733
Total Energy		232,396
Total Common Stocks
(Cost $340,428)		232,396
Investment Companies - 3.5%
DoubleLine Global Bond Fund, Class I %[13] (Cost 21,201,656)	2,034,321	20,139,780

	Principal Amount
Short-Term Investments - 4.6%
Joint Repurchase Agreements - 1.2%[14]
Citigroup Global Markets, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,635,514 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/01/19 - 09/09/49, totaling $1,668,121)	$1,635,413	1,635,413

HSBC Securities USA, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,635,513 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 07/01/23 - 01/01/57, totaling $1,668,121)	1,635,413	1,635,413

Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/18, due 11/01/18, 2.200% total to be received $343,883 (collateralized by various U.S. Treasuries, 0.125% - 2.500%, 04/30/20 -09/09/49, totaling $350,739)	343,862	343,862

Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $1,635,513 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $1,668,121)	1,635,413	1,635,413

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Joint Repurchase Agreements - 1.2%[14] (continued)
RBC Dominion Securities, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $1,635,514 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $1,668,121)	$1,635,413	$1,635,413
Total Joint Repurchase Agreements		6,885,514
U.S. Government and Agency Obligation -0.1%
United States Treasury Bill, 2.359%, 03/07/19[15]	390,000	386,849

	Shares
Other Investment Companies - 3.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[16]	6,162,674	6,162,674

	Shares	Value
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[16]	6,162,674	$6,162,674
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[16]	6,349,421	6,349,421
Total Other Investment Companies		18,674,769
Total Short-Term Investments (Cost $25,947,121)		25,947,132
Total Investments - 101.2% (Cost $592,791,877)		577,784,987
Other Assets, less Liabilities - (1.2)%		(6,667,416)
Net Assets - 100.0%		$571,117,571

*	Non-income producing security.
#	Less than 0.05%.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2018, the value of these securities amounted to $116,716,735 or 20.4% of net assets.

[2]	Perpetuity Bond. The date shown is the final call date.
[3]

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Some or all of these securities, amounting to $6,656,442 or 1.2% of net assets, were out on loan to various brokers and are collateralized by cash. See Note 4 of Notes to Financial Statements.
[5]	Variable rate security. The rate shown is based on the latest available information as of October 31, 2018.
[6]	Zero Coupon Bond.
[7]	Security is in default. Issuer has failed to make a timely payment of either principal or either interest or has failed to comply with some provision of the bond indenture.
[8]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
[9]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at October 31, 2018, amounted to $95,713, or 0.0% of net assets.

[10]	Step Coupon. Security becomes interest bearing at a future date.
[11]

Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

[12]	Loan will settle after October 31, 2018, at which time the interest rate will be known.
[13]	Affiliated issuer. See summary of affiliated investment transaction for details.
[14]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[15]	Represents yield to maturity at October 31, 2018.
[16]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CLO	Collateralized Loan Obligation
EMTN	European Medium Term Note
GMTN	Global Medium-Term Notes
GSR	Goldman Sachs
REMIC	LIBOR London Interbank Offered Rate
LP	Limited Partnership
MTN	Medium-Term Note
PIK	Payment-in-Kind
REMICS	Real Estate Mortgage Investment Conduit

The following schedule shows the value of affiliated investments at October 31, 2018.

					Net increase
					/decrease in
					unrealized
				Net realized	appreciation	Amount of
Affiliated	Number			loss for	/depreciation	Dividends or
Issuers	of shares	Purchases	Sales	the period	for the period	Interest	Value
DoubleLine Floating Rate Fund	—	$2,200,000	$(13,752,870)	$(129,494)	$87,860	$323,371	—
DoubleLine Global Bond Fund	2,034,321	4,600,000	(1,000,000)	(26,549)	(1,050,469)	320,070	$20,139,780

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$156,905,738	—	$156,905,738
Asset-Backed Securities	—	57,434,783	—	57,434,783
Mortgage-Backed Securities	—	95,301,857	—	95,301,857
Municipal Bonds	—	669,034	—	669,034
U.S. Government and Agency Obligations†	—	185,375,097	—	185,375,097
Foreign Government Obligations	—	10,901,248	—	10,901,248
Floating Rate Senior Loan Interests	—	24,877,922	—	24,877,922
Common Stocks††	$232,396	—	—	232,396
Investment Companies	20,139,780	—	—	20,139,780
Short-Term Investments
Joint Repurchase Agreements	—	6,885,514	—	6,885,514
U.S. Government and Agency Obligation	—	386,849	—	386,849
Other Investment Companies	18,674,769	—	—	18,674,769

Total Investments in Securities	$39,046,945	$538,738,042	—	$577,784,987

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

††	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Lake Partners LASSO Alternatives Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2018, the AMG Managers Lake Partners LASSO Alternatives Fund (the “Fund”) Class I shares returned (3.07)%. In comparison, the Fund’s benchmark, the HFRX Equity Hedge® Index, was down (2.99)%. However, the Fund has outperformed since its inception with a cumulative gain of 45.0% versus 18.8% for the benchmark and 34.0% for its peer group, the Morningstar Multialternative Category.

MARKET REVIEW

Throughout the fiscal year, financial markets experienced a tug of war between optimism about earnings and economic growth in the U.S. on one hand, and anxiety over tighter monetary policy and increasing international tensions over trade tariffs on the other. Nevertheless, U.S. equity markets exhibited a solid uptrend from early February through September, led by large capitalization growth stocks, while value stocks, particularly small caps, lagged consistently. This uptrend came to a screeching halt and went into reverse in October, as investor sentiment was undermined by the realization that a strong U.S. economy, accompanied by a ballooning federal budget deficit due to tax cuts, implied that interest rates and bond yields would trend higher. Indeed, the yield on the 10-year U.S. Treasury note had already climbed from 2.38% at the end of October 2017 to 3.14% by the end of October 2018.

PERFORMANCE AND POSITIONING REVIEW

The Fund had been flat for the fiscal year until October, when equity markets went into a sharp tailspin in reaction to the U.S. Federal Reserve’s hawkish policy tone and the Trump administration’s escalating trade war, especially against China. Although the Fund held up reasonably in October and its overall exposure to equities was limited, it was not immune to the correction.

Regarding the Fund’s performance attribution by strategy, long-biased equity contributed the most to performance, followed by convertible arbitrage and strategic fixed income. Positive returns by these groups were offset primarily by declines in global macro and managed futures.

Equity-related strategies have continued to be the largest segment of the Fund, with an allocation of 40% at the end of the fiscal year versus 45% a year earlier. This broad category encompasses a diverse mix of long-biased, hedged, and multi-asset funds, as well as global/international equities. Global macro, which includes discretionary and systematic approaches, was the next largest allocation at 24%, an increase from 21% a year earlier. Alternative fixed income accounted for 20%, versus 15% a year earlier, while arbitrage-related funds were 11%, versus 15% a year earlier.

The views expressed represent the opinions of Lake Partners Inc., as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Lake Partners LASSO Alternatives Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Lake Partners LASSO Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Lake Partners LASSO Alternatives Fund’s Class I shares on April 1, 2009, to a $10,000 investment made in the HFRX Equity Hedge Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Lake Partners LASSO Alternatives Fund, the HFRX Equity Hedge Index for the same time periods ended October 31, 2018.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Lake Partners LASSO Alternatives Fund2, [3,4,5,6,7,8,9]
Class N	(3.30%)	0.23%	2.35%	03/03/10
Class I	(3.07%)	0.48%	3.96%	04/01/09
HFRX Equity Hedge Index[10]	(2.99%)	1.19%	1.81%	04/01/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[3]

Alternative investments are speculative, subject to high return volatility and involve aggressive investment techniques and a high degree of risk including, but not limited to, the risks associated with leverage, derivative instruments such as options and futures, commodities, and distressed securities may be illiquid on a long term basis and short sales. There can be no assurance that these types of strategies will achieve their objectives or avoid substantial losses.

[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]	The Fund is subject to the risks of any underlying fund in which the Fund invests. There are expenses associated with the underlying funds in addition to the Fund’s expenses.
[9]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[10]

The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Source: Hedge Fund Research, Inc. (HFR). Indices are adjusted for the reinvestment of capital gains, income, and dividends. Unlike the Fund, the HFRX Equity Hedge Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Lake Partners LASSO Alternatives Fund
Fund Snapshots (unaudited) October 31, 2018

PORTFOLIO BREAKDOWN

Category	%of Net Assets
Investment Companies	79.3
Exchange Traded Funds	15.3
Short-Term Investments	7.3
Other Assets Less Liabilities	(1.9)

TOP TEN HOLDINGS

Security Name	%of Net Assets
Western Asset Macro Opportunities Fund, Class IS	9.8
Calamos Market Neutral Income Fund, Class I	7.7
PIMCO Mortgage Opportunities Fund, Institutional Class	7.4
Metropolitan West Unconstrained Bond Fund, Class I	7.4
ProShares Large Cap Core Plus	5.7
PIMCO Preferred and Capital Security Fund, Institutional Class	5.1
Boston Partners Long/Short Equity Fund, Institutional Class	5.0
BlackRock Total Factor Fund, Institutional Class	4.9
361 Managed Futures Fund, Class I	4.9
361 Global Long/Short Equity Fund, Class Y	4.9

Top Ten as a Group	62.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Lake Partners LASSO Alternatives Fund
Schedule of Portfolio Investments October 31, 2018

	Shares	Value
Investment Companies - 79.3%
Long/Short Strategies - 24.4%
361 Global Long/Short Equity Fund, Class Y	115,901	$1,320,107
Balter European L/S Small Cap Fund, Institutional Class	123,683	1,286,307
Boston Partners Long/Short Equity Fund, Institutional Class*	67,379	1,342,190
Diamond Hill Long-Short Fund, Class I	107	2,776
FPA Crescent Fund	38,699	1,307,636
Neuberger Berman US Equity Index PutWrite Strategy Fund, Institutional Class	123,110	1,311,126
Total Long/Short Strategies		6,570,142
Strategic Fixed Income - 19.8%
Metropolitan West Unconstrained Bond Fund, Class I	171,024	1,999,277
PIMCO Mortgage Opportunities Fund, Institutional Class	182,924	2,003,013
PIMCO Preferred and Capital Security Fund, Institutional Class	136,740	1,359,195
Total Strategic Fixed Income		5,361,485
Global Macro - 14.7%
BlackRock Total Factor Fund, Institutional Class	137,006	1,330,328
Western Asset Macro Opportunities Fund, Class IS	254,406	2,643,281
Total Global Macro		3,973,609
Arbitrage - 10.6%
BlackRock Event Driven Equity Fund, Class IS	84,767	790,873
Calamos Market Neutral Income Fund, Class I	155,300	2,074,812
Total Arbitrage		2,865,685
Managed Futures - 9.8%
361 Managed Futures Fund, Class I*	115,859	1,330,062

*	Non-income producing security.
[1]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Shares	Value
WisdomTree Managed Futures Strategy Fund *	32,500	$1,313,325
Total Managed Futures		2,643,387
Total Investment Companies (cost $21,072,780)		21,414,308
Exchange Traded Funds - 15.3%
Long/Short Strategies - 10.5%
ProShares Large Cap Core Plus	22,985	1,542,753
WisdomTree Dynamic Long/Short U.S. Equity Fund	38,975	1,280,329
Total Long/Short Strategies		2,823,082
Hedged International Equity - 4.8%
IQ 50 Percent Hedged FTSE International	66,000	1,292,280
Total Exchange Traded Funds (cost $3,580,500)		4,115,362
Short-Term Investments - 7.3%
Other Investment Companies - 7.3%
Money Market Fund - 7.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[1]	654,352	654,352
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[1]	654,352	654,352
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[1]	674,180	674,180
Total Short-Term Investments (cost $1,982,884)		1,982,884
Total Investments - 101.9% (cost $26,636,164)		27,512,554
Other Assets, less Liabilities - (1.9%)		(511,765)
Net Assets - 100.0%		$27,000,789

The accompanying notes are an integral part of these financial statements.

AMG Managers Lake Partners LASSO Alternatives Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Investment Companies†	$21,414,308	—	—	$21,414,308
Exchange Traded Funds†	4,115,362	—	—	4,115,362
Short-Term Investments
Other Investment Companies	1,982,884	—	—	1,982,884

Total Investments in Securities	$27,512,554	—	—	$27,512,554

†

All investment companies and exchange traded funds held in the Fund are level 1 securities. For a detailed breakout of investment companies and exchange traded funds, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG River Road Long-Short Fund (the “Fund”) Class N shares returned (1.14)%, underperforming the 6.60% return for the Russell 3000® Index. The secondary benchmark, which is a blend of 50% Russell 3000®/50% ICE BofA Merrill Lynch 3-Month U.S. Treasury-Bill Index, returned 4.34%. During the period, the Fund had a 57% average net market exposure.

PERFORMANCE REVIEW AND POSITIONING

The holdings with the largest positive contribution to total return during the period were Premier Inc. (PINC, long), Tractor Supply Co. (TSCO, long), and TJX Companies Inc. (TJX, long). Premier is a healthcare group purchasing organization (GPO) and data analytics software provider. PINC rose after reporting strength in administrative fees and expanding EBITDA margins. Tractor Supply is the largest operator of rural lifestyle retail stores in the United States. The stock increased after reporting stronger same-store sales than the market was expecting. TJX is the leading off-price apparel and home fashions retailer in the United States. As investors gradually realized that TJX is well protected from the Amazon risk, the stock rose.

The holdings with the largest negative contribution to the Fund’s total return were Nielsen Holdings PLC (NLSN, long), General Electric Co. (GE, long), and Alexander & Baldwin Inc. (ALEX, long). Nielsen provides critical third-party media & marketing measurement. The stock declined after reporting continued weakness in its Buy business, which provides analytics about what consumers buy. General Electric is a leading industrial conglomerate and declined as the Power segment’s results continued to deteriorate faster than management and River Road expected. Alexander & Baldwin is a Hawaiian landowner and commercial real estate operator. Despite posting solid operating results, the REIT moved lower as interest rates rose.

The Fund ended October within its normal net market exposure range (50–70%) at 51%. The Fund’s largest relative exposures on the long side are an overweight to the consumer discretionary sector and an underweight to the information technology sector. The largest sector exposures on the short side are in the industrials and consumer discretionary sectors.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Long-Short Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Long-Short Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Long-Short Fund’s Class N shares on May 4, 2011, to a $10,000 investment made in the Russell 3000® Index and the 50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Long-Short Fund, the Russell 3000® Index and the 50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index for the same time periods ended October 31, 2018.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG River Road Long-Short Fund2, [3,4,5,6,7,8]
Class N	(1.14%)	1.98%	4.57%	05/04/11
Class I	(0.88%)	2.23%	3.68%	03/04/13
Class Z	(0.88%)	—	(1.10%)	09/29/17
Russell 3000® Index9, [11]	6.60%	10.81%	11.66%	05/04/11	†
50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index10, [11]	4.34%	5.75%	6.15%	05/04/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]

The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

AMG River Road Long-Short Fund
Portfolio Manager’s Comments (continued)

[10]

The secondary benchmark is composed of 50% Russell 3000® Index and 50% ICE BofAML U.S. Treasury Bill Index (0-3 months). The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The ICE BofAML 0-3 Month U.S. Treasury Bill Index: Is a subset of The Bank of America Merrill Lynch 0-1 Year U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 months.

[11]	Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Long-Short Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

Sector	Long Exposure[1]	Short Exposure[1]	Net Exposure[1]
Consumer Discretionary	30.6%	(8.9)%	21.7%
Financials	21.9	(1.5)	20.4
Consumer Staples	8.5	(0.6)	7.9
Health Care	8.1	(1.2)	6.9
Real Estate	4.6	(1.0)	3.6
Communication Services	4.2	(2.9)	1.3
Industrials	2.0	(8.6)	(6.6)
Materials	1.5	(1.4)	0.1
Information Technology	—	(3.1)	(3.1)
Exchange Traded Funds	—	(0.8)	(0.8)
Short Term Investments	19.2	—	19.2
Other Assets[2]	29.4	—	29.4

[1]	As a percentage of net assets.
[2]	Includes collateral for short sales.

TOP TEN HOLDINGS

Security Name	% of Net Assets
McKesson Corp.	5.7
Nestle SA, Sponsored ADR (Switzerland)	5.1
Berkshire Hathaway, Inc., Class B	5.1
Alphabet, Inc., Class C	4.2
Wells Fargo & Co.	4.1
Comcast Corp., Class A	4.0
Hostess Brands, Inc.	3.4
Brookfield Property Partners LP	3.2
GCI Liberty Inc., Class A	3.2
Liberty Media Corp.-Liberty SiriusXM, Class C	3.1

Top Ten as a Group	41.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Long-Short Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Long Positions - 100.7%
Common Stocks - 81.4%
Communication Services - 4.2%
Alphabet, Inc., Class C*	1,121	$1,207,059
Consumer Discretionary - 30.6%
Asbury Automotive Group, Inc.*	6,949	452,380
Comcast Corp., Class A1	29,962	1,142,751
Dollar Tree, Inc.*	10,384	875,371
Expedia, Inc.[1]	3,882	486,919
GCI Liberty Inc., Class A*	19,342	915,457
General Motors Co.[1]	14,288	522,798
Liberty Broadband Corp., Class C*	8,910	738,906
Liberty Global PLC, Class C (United Kingdom)*,1	30,524	764,321
Liberty Latin America, Ltd., Class C*,1	33,603	605,190
Liberty Media Corp.-Liberty SiriusXM, Class C*	21,800	899,686
LKQ Corp.*	30,094	820,663
Yum China Holdings, Inc. (China)	15,596	562,704
Total Consumer Discretionary		8,787,146
Consumer Staples - 8.5%
Hostess Brands, Inc.*,1	94,849	986,428
Nestle SA, Sponsored ADR (Switzerland)[1]	17,306	1,458,550
Total Consumer Staples		2,444,978
Financials - 21.9%
Axis Capital Holdings, Ltd. (Bermuda)	13,176	735,089
Berkshire Hathaway, Inc., Class B*,1	7,053	1,447,840
The Blackstone Group LP, (MLP) [1]	22,387	724,444
Brookfield Asset Management, Inc., Class A (Canada)	18,023	734,437
Cannae Holdings, Inc.*,1	41,726	770,679
Oaktree Capital Group LLC, (MLP)	16,904	707,094
Wells Fargo & Co.	22,223	1,182,930
Total Financials		6,302,513
Health Care - 8.1%
Allergan PLC[1]	4,441	701,722
McKesson Corp.[1]	13,169	1,642,965
Total Health Care		2,344,687
Industrials - 2.0%
Carlisle Cos., Inc.	5,887	568,626
Materials - 1.5%
DowDuPont, Inc.[1]	8,321	448,668
Real Estate - 4.6%
Alexander & Baldwin, Inc., REIT [1]	19,736	385,642

	Shares	Value
Brookfield Property Partners LP1	48,103	$928,869
Total Real Estate		1,314,511
Total Common Stocks (Cost $23,595,796)		23,418,188
Short-Term Investments - 19.2%
Other Investment Companies - 19.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[2]	1,820,307	1,820,307
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[2]	1,820,307	1,820,307
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[2]	1,875,467	1,875,467
Total Short-Term Investments (Cost $5,516,081)		5,516,081
Total Investments - 100.7% (Cost $29,111,877)		28,934,269
Short Sales - (30.0%)[3]
Common Stocks - (29.2%)
Communication Services - (2.9%)
Consolidated Communications Holdings, Inc.	(17,619)	(220,590)
Sprint Corp. *	(65,508)	(400,909)
Viacom, Inc., Class B	(7,162)	(229,041)
Total Communication Services		(850,540)
Consumer Discretionary - (8.9%)
Best Buy Co., Inc.	(3,145)	(220,653)
Brinker International, Inc.	(8,416)	(364,833)
The Cato Corp, Class A	(8,769)	(169,066)
The Children’s Place, Inc.	(2,513)	(375,442)
Dave & Buster’s Entertainment, Inc.	(5,105)	(304,003)
Dillard’s, Inc., Class A	(4,354)	(306,609)
Dorman Products, Inc. *	(3,772)	(298,026)
IMAX Corp. (Canada)*	(7,478)	(144,774)
Service Corp International	(5,240)	(217,303)
Tesla, Inc. *	(494)	(166,636)
Total Consumer Discretionary		(2,567,345)
Consumer Staples - (0.6%)
Dean Foods Co.	(20,519)	(163,947)
Financials - (1.5%)
Canadian Imperial Bank of Commerce (Canada)	(1,680)	(145,074)
Mercury General Corp.	(4,700)	(278,757)
Total Financials		(423,831)
Health Care - (1.2%)
Prestige Consumer Healthcare, Inc. *	(9,224)	(333,540)

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - (8.6%)
ACCO Brands Corp.	(14,158)	$(114,255)
ADT, Inc.	(24,958)	(193,175)
Caterpillar, Inc.	(1,865)	(226,262)
Deere & Co.	(2,083)	(282,122)
Echo Global Logistics, Inc. *	(3,042)	(78,210)
Ennis, Inc.	(8,523)	(165,005)
Griffon Corp.	(21,716)	(263,198)
Healthcare Services Group, Inc.	(5,409)	(219,551)
MasTec, Inc. *	(5,738)	(249,660)
Matthews International Corp., Class A	(5,157)	(214,634)
Quad/Graphics, Inc.	(5,995)	(92,503)
Snap-on, Inc.	(1,401)	(215,670)
United Rentals, Inc. *	(1,269)	(152,369)
Total Industrials		(2,466,614)
Information Technology - (3.1%)
Canon, Inc., Sponsored ADR (Japan)	(12,573)	(354,307)
International Business Machines Corp.	(1,180)	(136,207)

	Shares	Value
Stratasys, Ltd. *	(21,863)	$(416,709)
Total Information Technology		(907,223)
Materials - (1.4%)
Domtar Corp.	(4,992)	(231,179)
Teck Resources, Ltd., Class B (Canada)	(7,731)	(159,800)
Total Materials		(390,979)
Real Estate - (1.0%)
Realty Income Corp., REIT	(2,480)	(149,470)
The St Joe Co.*	(9,853)	(149,667)
Total Real Estate		(299,137)
Total Common Stocks (Proceeds $(8,417,622))		(8,403,156)
Exchange Traded Funds - (0.8%)
United States Natural Gas Fund, L.P.* (Proceeds $(190,929))	(8,363)	(223,292)
Total Short Sales - (30.0%) (Proceeds $(8,608,551))		(8,626,448)
Other Assets, less Liabilities - 29.4%		8,439,519
Net Assets - 100.0%		$28,747,340

*	Non-income producing security.
[1]

Security position is either entirely or partially held in a segregated account as collateral for securities sold short. As of October 31, 2018, value of securities held in the segregated account was $2,512,682.

[2]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[3]

The Fund is contractually responsible to the lender for any dividends payable on securities while those securities are outstanding in short position. These dividends and interest amounts are recorded as interest and dividend expense on the Statement of Operations.

ADR	American Depositary Receipt
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2	Level 3	Value
Investments in Securities
Assets
Common Stocks†	$23,418,188	—	—	$23,418,188
Short-Term Investments
Other Investment Companies	5,516,081	—	—	5,516,081

Total Assets	28,934,269	—	—	28,934,269

Liabilities
Common Stocks†	(8,403,156)	—	—	(8,403,156)
Exchange Traded Funds†	(223,292)	—	—	(223,292)

Total Liabilities	(8,626,448)	—	—	(8,626,448)

Net Investments in Securities	$20,307,821	—	—	$20,307,821

†

All common stocks and exchange traded funds held or shorted in the Fund are Level 1 securities. For a detailed breakout of common stocks and exchange traded funds by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers Guardian Capital Global Dividend Fund (the “Fund”) Class N shares returned (3.19)% for the fiscal year ended October 31, 2018, compared with a 1.16% return for its benchmark, the MSCI World Index.

GLOBAL MARKETS REVIEW

The soft start to the year for the world’s major economies gave rise to concerns about the durability of the economic expansion as it approached its ninth birthday. As we have seen consistently throughout this cycle, which now stands within a year of the run that ended with the tech bubble bursting, the stumbling out of the starting gates this year once again was followed by the global economy finding its footing in the spring, led by a four-year best performance of the U.S. economy and an outsized rebound in Japan from the unexpected contraction in activity over the first three months of the year.

The robust pace of growth recorded in the three months ended June (which represented the strongest quarter among the aggregated G7 since 2010) has not been expected to be sustained through the second half of this year. The data, however, remain consistent with continued above-trend and broad-based growth momentum being maintained through year-end. The forward-looking composite manufacturing and nonmanufacturing purchasing managers’ indexes (PMI) remain well in growth territory, although there are some differences in strength across regions with the U.S. looking to remain atop the leaderboard while momentum moderates more materially in Europe and Asia.

That economies have absorbed whatever slack remained is an important consideration for policymakers who are tasked with maintaining the value of their respective currencies. It is when the economy hits capacity constraints (and demand for inputs and outputs to production starts to outstrip supply), not before, that price pressures become more prominent and inflation accelerates.

It is not a coincidence that after being largely absent for the bulk of this cycle, inflationary pressures are becoming increasingly evident. Importantly, though, the upward price pressures that are resulting from the economic cycle are being met with downward structural pressures that are helping keep underlying inflation from moving in any sort of aggressive manner—these include the disinflationary impacts of technological innovation, the inflation-suppressing effect of aging demographics, the continued downward price pressures associated with globalization, and the increased credibility of central banks in combatting inflation and keeping inflation expectations well anchored.

An environment in which economies are running against capacity constraints, and price pressures are firming, is one in which a reduction in monetary policy support is justified, if not encouraged, in order to keep risks to the inflation outlook balanced. As such, an increasing number of central banks are taking steps to normalize their monetary policy stances. The Fed, the Bank of Canada (BOC), and Bank of England (BOE) have all begun their tightening cycles and are expected to make further moves before the year is out. The European Central Bank (ECB) has indicated it will likely follow suit next year (policymakers for the aggregated Eurozone have pledged to keep rates at their current levels “through the summer of 2019”).

That said, the fact that inflation remains within target range for economies and expectations are well anchored, combined with the balance of risks facing the outlook, suggests that process will continue to be quite gradual and the ultimate terminal point for rates this go-around will be lower than previous cycles.

Higher policy rates, of course, are just one part of the normalization process. Central banks have amassed substantial asset holdings through their respective quantitative easing (QE) programs as the balance sheets of the Fed, ECB, BOE, and Bank of Japan (BOJ) cumulatively stand at more than $15 trillion , meaning that nearly one-fifth of the global bond market is held by a small group that is economically insensitive to price. While the Fed has seen its holdings decrease by almost $250 billion since it stopped reinvesting the proceeds from maturing assets last fall, the ECB is continuing to buy bonds until the end of the year and the BOJ’s asset purchase program continues to go full steam ahead, meaning that the overall tally has held roughly steady.

PERFORMANCE REVIEW

The AMG Managers Guardian Capital Global Dividend Fund underperformed the index during the year; the MSCI World Index was up 1.16% in U.S. Dollars and the Fund was down (3.19)%.

The portfolio outperformed in three of the 11 sectors, led by real estate and energy. Information technology, materials, consumer discretionary, , and communication services were the largest detractors from relative performance.

Real estate was the largest contributor to relative performance during the period, primarily as a result of stock selection. Tag Immobilien, Medical Properties Trust, and Icade were the largest contributors to relative performance in the sector.

The energy sector was a contributor to relative performance due to positive stock selection. Equinor and Targa Resources were the largest contributors to relative performance in the sector.

The financials sector also contributed to relative performance due to an underweight position in the sector. The portfolio’s holdings in JPMorgan Chase, Bank of America, NN Group, and Royal Bank of Canada contributed to outperformance in the sector.

The information technology sector was the largest detractor from relative performance, primarily due to stock selection. Lam Research, Broadcom, and Infineon Technologies were the largest detractors from relative performance.

The materials sector also detracted from relative performance due to stock selection and an overweight position in the sector. The largest detractors from relative performance in the sector were BASF and Boliden.

The consumer discretionary sector was a detractor from relative performance, driven by stock selection as well as an underweight position in the sector. PulteGroup, Taylor Wimpey, and Six Flags Entertainment were the largest detractors from relative performance.

POSITIONING

Based on the economic backdrop and outlook on economies and valuations, our core view on uses of cash investment is to own stocks that deploy cash in a shareholder friendly way that reflects the current late stage of the economic cycle of rising interest rates, deregulation, increased capex, and marginal expansion. We look to position in stocks with low price to book values, high cash/assets, strategic M&A/assets ratio, sustainable net buyback yields, and growing dividend yields. We also continue to emphasize higher yielding names that have the lowest probability of a dividend cut.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (continued)

The Fund has an overweight in the yield-friendly, defensive sectors: utilities (+4.8%), energy (+4.0%), and real estate (+3.9%). Underweight sectors are financials (-7.3%), consumer discretionary (-4.0%), and communication services (-3.6%).

Geographically, the Fund portfolio is overweight North America and Europe. The Fund portfolio does not have a weight in Emerging Markets (EM) at this time. The dividend yield at the end of the period was 3.12% and the portfolio has a large cap, high-quality bias.

The current market environment requires continued immunization to rising interest rates on a relative basis to our peer group. We continue to find yield outside of the traditionally defensive sectors favored by our peer group. The holdings in the portfolio were consolidated into high conviction names during the period.

OUTLOOK

One of the main signs of the continued overall health of the global economy is the underlying strength in the job market. Across the world, unemployment rates have fallen materially and now find themselves not just hitting their cyclical lows, but generational lows as well in many countries. Demand for labor being such that people can readily find work and get paid has significant implications for global growth being sustained, since it is consumers that drive the economy. This is increasingly the case worldwide with the rise of the middle class within the EM.

While it may be the case that investor sentiment can be swayed by political machinations, consumers’ confidence is influenced by their own individual economic situations. As such, it should be expected that these low unemployment rates around the world are being met with a concomitant improvement in global consumer sentiment despite the increased volatility and uncertainty in the political backdrop.

While the backdrop appears to be positive for equities, the uncertainties prevailing over the outlook do suggest that there are benefits to managing risks. In particular, the resultant likelihood of increased volatility over the coming months—and with it, market corrections—would suggest adding exposure to income strategies. History shows that dividend stocks outperform in periods of heightened volatility and flat-to-down markets, with the cash flow cushion mitigating the downside risks while also providing an opportunity to generate income as investors wait. There are some attractive relative valuations in stock markets overseas and some of the highest yielding equities can be found in international markets. Adding international exposure is beneficial from a risk management standpoint as well.

In conclusion, we believe we should have an unwavering discipline when it comes to choosing stocks, and it should be based on model fundamentals that cover all three facets of investing: relative opportunities, intrinsic conviction, and objective non-human analysis through machine learning methods. We believe fundamentals continue to prevail as companies continue to deliver double-digit earnings growth, buybacks, and divided increases on the backs of a U.S. tax catalyst and low interest rates in and outside the U.S. Yield for yield’s sake is not the right approach and we feel that stocks exhibiting consistent earnings strength, or those that signal shareholder-friendly activities like dividend increases or buybacks with respect to cash flow usage, should allow for the best opportunities to buy.

The views expressed represent the opinions of Guardian Capital LP, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Guardian Capital Global Dividend Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Guardian Capital Global Dividend Fund’s Class N shares on April 14, 2014, to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Guardian Capital Global Dividend Fund, the MSCI World Index for the same time periods ended October 31, 2018.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Managers Guardian Capital Global Dividend Fund2, [3,4,5,6,7,8]
Class N	(3.19%)	3.92%	04/14/14
Class I	(3.18%)	4.07%	04/14/14
MSCI World Index9, [10]	1.16%	6.70%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[6]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[7]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[8]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[9]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur expenses.

[10]

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Guardian Capital Global Dividend Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Health Care	15.8
Information Technology	15.7
Energy	10.3
Consumer Staples	9.3
Financials	9.2
Industrials	7.9
Utilities	7.9
Real Estate	6.9
Consumer Discretionary	6.2
Communication Services	4.6
Materials	3.9
Short-Term Investments	2.1
Other Assets Less Liabilities	0.2

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Microsoft Corp.	3.3
Apple, Inc.	3.0
Nestle SA (Switzerland)	2.9
TAG Immobilien AG (Germany)	2.9
Bank of America Corp.	2.6
Mastercard, Inc., Class A	2.5
Johnson & Johnson	2.4
Royal Dutch Shell PLC, Class A (Netherlands)	2.2
Accenture PLC, Class A (Ireland)	2.2
Novartis AG, Sponsored ADR (Switzerland)	2.2

Top Ten as a Group	26.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Guardian Capital Global Dividend Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 97.7%
Communication Services - 4.6%
AT&T, Inc.	14,349	$440,227
BCE, Inc. (Canada)	7,570	292,979
Telenor ASA (Norway)	13,217	242,339
TELUS Corp. (Canada)	21,064	721,307
Total Communication Services		1,696,852
Consumer Discretionary - 6.2%
Darden Restaurants, Inc.	7,246	772,061
The Home Depot, Inc.	1,576	277,187
McDonald’s Corp.	2,968	525,039
Six Flags Entertainment Corp.[1]	8,153	439,121
The TJX Cos., Inc.	2,387	262,283
Total Consumer Discretionary		2,275,691
Consumer Staples - 9.3%
Altria Group, Inc.	8,593	558,889
Costco Wholesale Corp.	3,350	765,910
Nestle SA (Switzerland)	12,790	1,079,771
The Procter & Gamble Co.	3,318	294,240
Swedish Match AB (Sweden)	6,400	326,008
Unilever NV (United Kingdom)	6,911	371,674
Total Consumer Staples		3,396,492
Energy - 10.3%
BP PLC (United Kingdom)	57,384	414,526
Chevron Corp.	3,096	345,668
Energy Transfer Equity LP, (MLP)	16,681	259,223
Eni SpA (Italy)	19,100	339,210
Enterprise Products Partners LP, (MLP)	8,906	238,859
Equinor ASA, Sponsored ADR (Norway)	14,333	368,358
Royal Dutch Shell PLC, Class A (Netherlands)	25,670	817,798
Suncor Energy, Inc. (Canada)	7,279	244,172
Targa Resources Corp.	5,799	299,634
TOTAL SA (France)	7,585	445,051
Total Energy		3,772,499
Financials - 9.2%
Allianz SE (Germany)	1,600	333,310
AXA SA (France)	11,875	297,190
Bank of America Corp.	34,407	946,193
JPMorgan Chase & Co.	7,179	782,655
NN Group NV (Netherlands)	6,646	285,365
Royal Bank of Canada (Canada)	9,790	713,325
Total Financials		3,358,038

	Shares	Value
Health Care - 15.8%
AbbVie, Inc.	2,235	$173,995
Amgen, Inc.	2,142	412,956
AstraZeneca PLC (United Kingdom)	7,866	601,668
Fresenius Medical Care AG & Co. KGaA, ADR (Germany)	9,291	363,092
Johnson & Johnson	6,328	885,857
Medtronic PLC (Ireland)	4,697	421,884
Novartis AG, Sponsored ADR (Switzerland)	9,059	792,300
Novo Nordisk, Sponsored ADR (Denmark)	11,973	516,994
Pfizer, Inc.	10,145	436,844
Stryker Corp.	2,763	448,214
UnitedHealth Group, Inc.	2,894	756,347
Total Health Care		5,810,151
Industrials - 7.9%
Ferrovial SA (Spain)	25,599	512,515
Illinois Tool Works, Inc.	2,233	284,864
Lockheed Martin Corp.	1,057	310,599
Raytheon Co.	3,779	661,476
Republic Services, Inc.	6,473	470,458
Sojitz Corp. (Japan)	102,201	343,698
Waste Management, Inc.	3,706	331,576
Total Industrials		2,915,186
Information Technology - 15.7%
Accenture PLC, Class A (Ireland)	5,166	814,265
Analog Devices, Inc.	3,181	266,281
Apple, Inc.	5,082	1,112,247
Broadcom, Inc.	1,233	275,563
Mastercard, Inc., Class A	4,576	904,538
Microsoft Corp.	11,447	1,222,654
Paychex, Inc.	10,640	696,814
Texas Instruments, Inc.	4,976	461,922
Total Information Technology		5,754,284
Materials - 3.9%
Air Products & Chemicals, Inc.	1,600	246,960
BASF SE (Germany)	3,335	255,922
BHP Billiton Ltd. (Australia)	18,800	433,785
Stora Enso OYJ, Class R (Finland)	32,621	490,134
Total Materials		1,426,801
Real Estate - 6.9%
Digital Realty Trust, Inc., REIT	3,183	328,677
LEG Immobilien AG (Germany)	6,800	743,298
Medical Properties Trust, Inc., REIT [1]	27,427	407,565

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 6.9% (continued)
TAG Immobilien AG (Germany)	45,748	$1,043,604
Total Real Estate		2,523,144
Utilities - 7.9%
American Water Works Co., Inc.	4,325	382,892
Duke Energy Corp.	9,120	753,586
Exelon Corp.	17,519	767,507
Iberdrola SA (Spain)	78,200	553,327
WEC Energy Group, Inc.	6,578	449,935
Total Utilities		2,907,247
Total Common Stocks (Cost $33,194,341)		35,836,385
Short-Term Investments - 2.1%
Other Investment Companies - 2.1%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[2]	251,528	251,528
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[2]	251,527	251,527
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[2]	259,150	259,150
Total Short-Term Investments (Cost $762,205)		762,205

Value
Total Investments - 99.8% (Cost $33,956,546)	$36,598,590
Other Assets, less Liabilities - 0.2%	79,140
Net Assets - 100.0%	$36,677,730

[1]

Some or all of these securities, amounting to $838,183 or 2.3% of net assets, were out on loan to various brokers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Health Care	$5,208,483	$601,668	—	$5,810,151
Information Technology	5,754,284	—	—	5,754,284
Energy	1,755,914	2,016,585	—	3,772,499
Consumer Staples	1,990,713	1,405,779	—	3,396,492
Financials	2,442,173	915,865	—	3,358,038
Industrials	2,058,973	856,213	—	2,915,186
Utilities	2,353,920	553,327	—	2,907,247
Real Estate	736,242	1,786,902	—	2,523,144
Consumer Discretionary	2,275,691	—	—	2,275,691
Communication Services	1,454,513	242,339	—	1,696,852
Materials	246,960	1,179,841	—	1,426,801
Short-Term Investments
Other Investment Companies	762,205	—	—	762,205

Total Investments in Securities	$27,040,071	$9,558,519	—	$36,598,590

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of October 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

Country	% of Long-Term Investments
Australia	1.2
Canada	5.5
Denmark	1.4
Finland	1.4
France	2.1
Germany	7.6
Ireland	3.5
Italy	0.9
Japan	1.0

Country	% of Long-Term Investments
Netherlands	3.1
Norway	1.7
Spain	3.0
Sweden	0.9
Switzerland	5.2
United Kingdom	3.9
United States	57.6

100.0

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2018, the AMG Managers Pictet International Fund (the “Fund”) Class N shares returned (10.80)%, underperforming the (6.85)% return for the MSCI EAFE Index.

MARKET COMMENTARY

Early in the period, international markets continued on the seemingly relentless upward trajectory that had characterized the whole of 2017. However, in late January the mood changed. Higher-than-expected U.S. wage and inflation data (and the implications for the trajectory of U.S. Federal Reserve (the “Fed”) rate increases) prompted a sharp setback from what proved to be the period high. A positive season of year-end 2017 earnings releases had restored some composure by mid-March, when tit-for-tat sanctions raised the specter of a U.S.-China trade war, and the market fell again. News and developments relating to these three factors—U.S./global interest rate policy, corporate profitability, and U.S.-China trade tensions—became the drivers of market direction for the rest of what proved ultimately to be a weak period for international equities. In the 12 months to the end of October, the MSCI EAFE Index fell 6.9% (in U.S. Dollar terms).

From March to September international markets tracked broadly sideways, but were volatile—sporadically buoyed by healthy corporate results, or the prospect of positive developments in U.S.-China trade talks, then depressed again by an escalation of trade sanctions, emerging market concerns, or geopolitical developments in Europe. This was in stark contrast to the upward march of U.S. equities and the strengthening of the U.S. Dollar (USD).

The latter has largely been a by-product of the steady progression of 25 basis point (.25%) interest rate hikes by the Fed since late 2016. The increasing returns available on USD have been sucking liquidity away from other regions, and by August emerging market economies that already had significant fiscal imbalances reached a tipping point. Turkey and Argentina were the highest profile examples as both suffered sharp currency devaluations (and stock market upheavals).

In Europe the mood was partly driven by the external factors described above, and partly by internal developments. These include cracks developing in Germany’s political stability, the glacial progress of negotiations to determine the U.K.’s ongoing relationship with the European Union (EU) post Brexit (the U.K.’s departure from the EU scheduled to take place at the end of March 2019), and rising tensions between the EU and Italy’s new populist coalition government over the latter’s plans to set a budget that will breach EU fiscal rules.

The period ended with a sharp global market setback in October, as the negatives intensified and the positives became less supportive. Early in the month the primary catalyst was the suggestion by Fed Chairman Jerome Powell that in response to the “remarkably positive” progression of the U.S. economy, interest rates may need to rise further and faster than is currently expected. At the same time, the reports of calendar Q3 corporate earnings mildly disappointed, suggesting that the U.S.-China trade dispute was beginning to distort both import/export levels and cross-border investment.

PERFORMANCE REVIEW

The Fund underperformed the benchmark over the period, but the pattern of performance was mixed. By the end of August it looked as though the Fund had weathered the change of market environment well—performance was broadly in line with that of the benchmark index. All the underperformance was generated in the final two months of the period as several holdings in China or emerging market exposed stocks, and positions in the IT sector weakened significantly. At an aggregate level, the main drivers were weak stock selection in the Pacific ex Japan region (largely holdings in China) and Europe, and within the consumer, energy, and IT sectors. While failing to offset these effects, notable positive contributions were made by stock selection in Japan and within the health care and materials sectors. At an individual stock level the main negatives were:

1. JD.com (ecommerce, China) outpaced the rising market through to its high point in January and materially underperformed thereafter. The reasons were several. At a broad level JD has suffered from negative sentiment toward Chinese companies in the context of the U.S.-China trade dispute, despite having a purely domestic focus with its franchise. At a company-specific level JD has frustrated investors with low margins that are a product of a very significant capital investment in its logistics capability. For us this is an investment for the future and is constructing a meaningful economic moat that we believe will give them an advantage over competitors for years. In the short term, JD is also being unfavorably compared with larger ecommerce rival Alibaba in terms of its progress in monetizing the value of goods traded across its platform. Alibaba has been more aggressive in tying merchants into the use of bolt-on services. Finally, and somewhat from left field, Richard Liu, JD’s founder, CEO, Chairman, and largest shareholder, was arrested on suspicion of rape while attending an executive leadership course at the University of Minneapolis. He was questioned, released without charge, and allowed to return to China. It looks unlikely that the case will go any further, but the episode was unsettling and negatively impacted the stock. While we are keeping a close watch on developments on all fronts, we believe that the bulk of these concerns relate either to one-offs, or are short term in nature. Longer term, we believe that JD.com will generate significant and attractive returns from an expanding position in a rapidly growing market.

2. Anheuser-Busch Inbev (global brewer, Belgium) underperformed steadily through the review period, and then more sharply toward the end on news that it is to halve its dividend payment. Sentiment towards ABI has deteriorated for several reasons. For some time investors have been overly (in our view) focused on the craft brewery challenge that ABI faces in the North American market. Volumes are in decline, but the key for us is that so far cash generation has been stable. ABI recognizes the market is ex-growth and is managing its operations and product mix accordingly. The true growth story for ABI is the emerging market (EM) exposure that was increased through its 2016 acquisition of SABMiller. Unfortunately, in the short term, this is also the problem. Weakening sentiment towards EMs through the period had an impact, but the EM currency weakness has ultimately driven the dividend cut. The rich price paid for SABMiller left ABI with high debt, mainly in USD. While predominantly fixed rate and long term in nature, the group generates most of its cash in non-USD currencies. As these have weakened, ABI’s ability to pay down debt and also maintain dividends has been squeezed. Rightly, management has chosen accelerated debt reduction over cash payouts. While not the ride we anticipated when initiating the ABI position for the Fund in 2016, we believe this recent move should bring closer the point when the group is recognized for the high quality of its dominant global brewing franchise, and its industry-leading growth potential.

3. Dignity (funeral services and crematoria, U.K.) was a clear mistake on our part. The holding was added in early 2017, but in December 2017 and then again in January 2018 the price declined sharply. Dignity comprises two related businesses: a relatively stable and regulated crematorium operation, and a larger funeral services operation. It was the latter that we got wrong by misreading the competitive landscape, and therefore Dignity’s pricing power within it. Our thesis was predicated on the group’s role as a

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

consolidator in a highly fragmented market, a history of steady price rises, and the tailwind of favorable demographic trends. Even on conservative assumptions about future pricing, Dignity appeared cheap. What we missed was rising supply as the operators of small funeral service businesses acquired by Dignity jumped ship to re-establish their old franchises. This led to price pressures which were exacerbated by a growth in price comparison websites. A December 2017 statement from the company talked of a price review, and in January Dignity cut its “basic funeral” price by 20% in response to a similar move by the largest player in the market (Dignity was number two). Re-basing our forecasts for the true environment we believed the cumulative 60% price decline in the stock was disproportionate, and retained the position, but the damage was done.

Two stand-out positive contributions over the period were:

1. Livanova (surgical devices, U.K.), a specialist producer of devices and implants for cardiac surgery and neuro-modulation. Its stock performed well throughout the period as management continued executing a strategy of small bolt-on acquisitions that complement and strengthen its core franchises. In mid-2017 this performance accelerated on news that the U.S. Centers for Medicare & Medicaid Services (CMS) is to reconsider a prior decision not to cover the cost of a Livanova surgical implant for the management of treatment-resistant depression (TRD). This is a very rare move by the CMS, and suggests a high likelihood that approval will now be given. TRD represents a significant addressable market in the U.S. and (as its name implies) there are no other effective treatments. A coverage extension decision would be a major bonus for Livanova’s base business of legacy products and, at the margin, reduce our investment thesis reliance on the success of promising pipeline products. It would also underpin confidence in the group’s decision to make its neuromodulation expertise an area of core strategic focus. We remain holders.

2. Safran (aerospace, France) performed well throughout the period. Safran’s main activity is jet engine manufacture for narrow-bodied jets, and it has a dominant 75% share in the market for Boeing 737 and Airbus A320 jets. However, the group is going through a major model transition as it winds down production of its old CFM56 generation engine and ramps up production of its new LEAP generation. By Q3 2017 when we acquired the stock for the Fund, investors had become concerned by delays in the LEAP program, extended dual production costs, and by Safran’s acquisition of troubled airline interiors business Zodiac. We looked through what we felt were short-term issues to a group generating high maintenance spares margins from a 25-year CFM56 installed base, and rapidly establishing a LEAP base in a fast growing sector of the airline market. Through 2018 each quarterly release has pointed to the CFM56/Leap transition going smoothly, better-than-expected revenues from the legacy installed base, and improvements at Zodiac. Industry data showing rising air passenger numbers and record demand for narrow-bodied jets has also been supportive. We remain holders.

FUND ACTIVITY

While there were a number of changes at the stock level through the period, the net effect on overall Fund “shape” was relatively modest. The only meaningful changes were a further increase in the overweight positions in the consumer sectors (particularly consumer discretionary, which is now close to the maximum 10% overweight we allow ourselves relative to the Index) and a decrease in the previously significant underweight in financials. As the world’s central banks rein in ultra-low interest-rate policies we have very selectively begun to identify value in sector, resulting in the addition of Nordea (Sweden), Shinsei Bank (Japan), and Julius Baer (Switzerland) to the Fund. The overall regional exposure has also changed little; the Fund remains underweight in Japan, broadly neutral in Europe, and overweight in the Pacific ex Japan.

The bulk of the stock level activity over the period was taking profit in successful positions that reached or were approaching our assessment of their intrinsic value, and using the proceeds either to fund new positions or to add to existing positions that had been weak and had moved further away from our price targets. As a result, the number of holdings in the Fund declined modestly to end the period at 64. Also, and as is consistent with our purely bottom up approach to stock selection and portfolio construction, there is little in the way of a pattern that can be ascribed to the new positions. Aside from the financials acquisitions mentioned above, the only common thread is that we believe we have identified stable and long-term growth in free cash generation, and that the prevailing market price is undervaluing this progression.

One notable by-product of this activity is a reduction in the weighting of the Fund in companies that we define as small cap (companies with a market capitalization below US$3 billion). This is largely due to the stronger performance of a number of holdings that have either been sold or have moved up through this size threshold to become “mid cap.” The historically significant tilt of the Fund away from mega/large cap in favor of mid and smaller cap names is not because we believe large companies are inherently bad. The reason is that further down the size spectrum we tend to find less complex companies that we can value with more confidence, and where our view will be one of a few, rather than one of hundreds. Pricing anomalies that we can exploit are therefore more likely. We don’t see any reason why this part of the market is likely to become less attractive to our approach. Indeed, it is worth noting that while the specific small cap weighting has declined, the overall weighting to companies in the mid and small cap space (i.e. sub-US$10 billion market capitalization) has been (and remains) fairly constant over time at a little less than half the value of the Fund.

MARKET OUTLOOK AND STRATEGY

As we have moved through 2018 an undercurrent of robust economic improvement has faltered. Leading indicators have weakened and now suggest that both corporate profitability and growth have peaked rather than being in the virtuous circle that was evident at the start of the year. Similarly, while we believe that all parties will end up losing in such an event, trade tensions between the U.S. and China still have the potential to escalate into a full-blown trade war. After a long period of providing the steady tailwind for growth, the pace of that growth is now a problem; led by the Fed, central banks are now moving more aggressively to close the door on an era of easy monetary policy. The ongoing crises in Argentina and Turkey are a product of the particular structural imbalances in those countries, but they are also an indirect effect of recent Fed tightening. Given the recent statements of Fed intentions, there may yet be a further spillover to other EM economies. In addition (and notwithstanding the “known unknown” of Brexit), European politics had looked set for a period of greater stability. This too has changed in the aftermath of Italian elections that returned a shaky, populist/anti-EU coalition.

Although these developments might be seen as tipping the scales to the negative side, we remain reluctant (as ever) to speculate on what they mean for the direction of equity markets. The fact is that a considerable amount of “heat” has already come out of equity prices, and the combination of greater volatility and falling correlations has increased

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

valuation spreads right across the opportunity set. For stock picking approaches like ours this is an interesting and exciting environment.

The series of sell-offs in equity markets since the start of the year had given us the opportunity to add several compelling new positions to the Fund. At an aggregate level the weighted average upside of the Fund is now close to 40%,1 the highest level we have seen since July 2016. We continue to have a significant overweight in consumer discretionary and we are beginning to see more opportunity in specific financials, although we remain underweight in the sector. The stock level changes made over the period had no material impact on the regional positioning of the Fund. It remains broadly neutral in Europe, underweight in Japan, and overweight in the Pacific ex Japan region.

As always, we continue to run a very active Fund (active share close to 90%) and remain enthusiastic about the prospects of the companies we have invested in. We believe that their cash generation ability and bright prospects for growth will, over the long term, deliver attractive returns.

[1]	Based on proprietary Pictet estimates

The views expressed represent the opinions of Pictet Asset Management Limited, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Pictet International Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Pictet International Fund’s Class N shares on April 14, 2014, to a $10,000 investment made in the MSCI EAFE Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Pictet International Fund, the MSCI EAFE Index for the same time periods ended October 31, 2018.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Managers Pictet International Fund2, [3,4,5,6,7]
Class N	(10.80%)	1.75%	04/14/14
Class I	(10.57%)	2.04%	04/14/14
Class Z	(10.52%)	(8.33%)	09/29/17
MSCI EAFE Index8, [9]	(6.85%)	1.81%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[3]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]

Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[6]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[7]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment and does not incur expenses.

[9]

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Pictet International Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	20.2
Financials	16.3
Industrials	16.2
Consumer Staples	15.2
Health Care	10.1
Information Technology	6.4
Communication Services	5.7
Energy	3.6
Materials	3.3
Real Estate	1.0
Utilities	0.7
Short-Term Investments[1]	3.3
Other Assets Less Liabilities[2]	(2.0)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Safran SA (France)	3.5
Royal Dutch Shell PLC, Class B (Netherlands)	2.9
LivaNova PLC (United Kingdom)	2.9
Japan Tobacco, Inc. (Japan)	2.8
Anheuser-Busch InBev SA/NV (Belgium)	2.7
Nestle SA (Switzerland)	2.7
GlaxoSmithKline PLC (United Kingdom)	2.6
JD.com, Inc., ADR (China)	2.5
Asahi Group Holdings, Ltd. (Japan)	2.4
Prudential PLC (United Kingdom)	2.4

Top Ten as a Group	27.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Pictet International Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 98.7%
Communication Services - 5.7%
Inmarsat PLC (United Kingdom)	5,725,680	$33,297,330
PCCW, Ltd. (Hong Kong)	59,337,309	32,580,310
SoftBank Group Corp. (Japan)	306,100	24,224,393
Total Communication Services		90,102,033
Consumer Discretionary - 20.2%
ABC-Mart, Inc. (Japan)	284,800	16,650,841
Bandai Namco Holdings, Inc. (Japan)	397,600	14,144,526
Cie Financiere Richemont SA (Switzerland)	254,371	18,592,140
Cineworld Group PLC (United Kingdom)	8,423,250	31,664,939
Ctrip.com International, Ltd., ADR (China)*	789,159	26,263,212
Dignity PLC (United Kingdom)	1,148,272	14,622,315
Gestamp Automocion SA (Spain)[1,2]	3,109,627	19,716,445
Informa PLC (United Kingdom)	3,657,401	33,375,908
JD.com, Inc., ADR (China)*,2	1,655,098	38,927,905
KOMEDA Holdings Co., Ltd. (Japan)	830,800	16,343,289
Matas A/S (Denmark)	704,928	6,806,452
MGM China Holdings, Ltd. (Macau)	17,420,000	24,723,787
Pandora A/S (Denmark)	267,163	16,714,672
Sony Corp. (Japan)	461,900	24,996,528
Vivendi SA (France)	635,242	15,320,883
Total Consumer Discretionary		318,863,842
Consumer Staples - 15.2%
Ain Holdings, Inc. (Japan)	219,300	17,199,221
Anheuser-Busch InBev SA/NV (Belgium)	584,544	43,233,435
Asahi Group Holdings, Ltd. (Japan)	878,800	38,618,931
cocokara fine, Inc. (Japan)	358,400	19,727,778
Danone SA (France)	312,434	22,124,392
Japan Tobacco, Inc. (Japan)	1,695,100	43,556,149
Nestle SA (Switzerland)	500,968	42,293,276
Ontex Group NV (Belgium)	723,963	13,875,736
Total Consumer Staples		240,628,918
Energy - 3.6%
Royal Dutch Shell PLC, Class B (Netherlands)	1,410,428	45,998,197
Z Energy, Ltd. (New Zealand)	2,748,588	10,962,200
Total Energy		56,960,397
Financials - 16.3%
Banco Bilbao Vizcaya Argentaria SA (Spain)	5,670,792	31,297,474
BPER Banca (Italy)	2,966,517	11,257,873
Julius Baer Group, Ltd. (Switzerland)	585,094	26,683,085
Mizrahi Tefahot Bank, Ltd. (Israel)	791,403	13,319,740
Moscow Exchange MICEX-RTS PJSC (Russia)*	18,989,135	25,312,834

	Shares	Value
Nordea Bank Abp (Finland)	2,379,783	$20,682,401
Prudential PLC (United Kingdom)	1,905,522	38,155,465
Saga PLC (United Kingdom)	12,421,986	18,910,443
Shinsei Bank, Ltd. (Japan)	1,725,800	26,289,106
Sompo Holdings, Inc. (Japan)	665,800	27,461,280
Standard Chartered PLC (United Kingdom)	2,680,323	18,785,609
Total Financials		258,155,310
Health Care - 10.1%
GlaxoSmithKline PLC (United Kingdom)	2,086,000	40,401,161
Grifols SA, ADR (Spain)	886,258	18,097,388
LivaNova PLC (United Kingdom)*	408,096	45,702,671
Miraca Holdings, Inc. (Japan)	565,300	13,761,679
Orpea (France)	201,348	24,788,383
Primary Health Care, Ltd. (Australia)	9,311,422	17,529,492
Total Health Care		160,280,774
Industrials - 16.2%
Bollore SA (France)	4,270,892	18,069,159
Bollore SA, non-voting shares (France)*	26,979	122,231
CK Hutchison Holdings, Ltd. (Hong Kong)	3,346,748	33,708,861
Elis SA (France)	1,231,458	24,831,196
FANUC Corp. (Japan)	173,800	30,235,476
Fujitec Co., Ltd. (Japan)	1,130,900	12,321,378
Jardine Strategic Holdings, Ltd. (Hong Kong)	704,700	23,672,668
Knorr-Bremse AG (Germany)*	195,111	17,679,303
Obrascon Huarte Lain SA (Spain)	1,641,019	1,873,218
Safran SA (France)	427,965	55,304,688
SEEK, Ltd. (Australia)	1,224,331	15,555,117
Vinci SA (France)[2]	254,485	22,648,883
Total Industrials		256,022,178
Information Technology - 6.4%
ams AG (Austria)	245,606	9,568,142
ASML Holding NV (Netherlands)	196,990	33,930,190
Nokia OYJ (Finland)	3,748,990	21,176,373
Siltronic AG (Germany)	134,043	12,276,234
Sophos Group PLC (United Kingdom)[1]	4,303,133	24,098,601
Total Information Technology		101,049,540
Materials - 3.3%
KAZ Minerals PLC (United Kingdom)	2,214,151	14,619,382
Oci NV (Netherlands)*	1,319,158	37,480,870
Total Materials		52,100,252
Real Estate - 1.0%
Merlin Properties Socimi SA, REIT (Spain)	1,211,139	15,175,583

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities - 0.7%
Rubis SCA (France)	200,983	$10,369,481
Total Common Stocks (Cost $1,642,433,672)		1,559,708,308

	Principal
	Amount
Short-Term Investments - 3.3%
Joint Repurchase Agreements - 1.8%[3]
Citigroup Global Markets, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $6,967,990 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/01/19 -09/09/49, totaling $7,106,911)	$6,967,560	6,967,560
HSBC Securities USA, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $6,967,988 (collateralized by various U.S. Government Agency Obligations, 2.500% - 5.000%, 07/01/23 - 01/01/57, totaling $7,106,911)	6,967,560	6,967,560
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/18, due 11/01/18, 2.200% total to be received $1,464,809 (collateralized by various U.S. Treasuries, 0.125% - 2.500%, 04/30/20 -09/09/49, totaling $1,494,013)	1,464,719	1,464,719
Nomura Securities International, Inc., dated 10/31/18, due 11/01/18, 2.210% total to be received $6,967,988 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 11/08/18 -09/20/68, totaling $7,106,911)	6,967,560	6,967,560

	Principal
	Amount	Value
RBC Dominion Securities, Inc., dated 10/31/18, due 11/01/18, 2.220% total to be received $6,967,990 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 11/29/18 -09/09/49, totaling $7,106,911)	$6,967,560	$6,967,560
Total Joint Repurchase Agreements		29,334,959

	Shares
Other Investment Companies - 1.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[4]	7,800,076	7,800,076
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[4]	7,800,075	7,800,075
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[4]	8,036,441	8,036,441
Total Other Investment Companies		23,636,592
Total Short-Term Investments (Cost $52,971,551)		52,971,551
Total Investments - 102.0% (Cost $1,695,405,223)		1,612,679,859
Other Assets, less Liabilities - (2.0)%		(32,287,585)
Net Assets - 100.0%		$1,580,392,274

*	Non-income producing security.
[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2018, the value of these securities amounted to $43,815,046 or 2.8% of net assets.

[2]

Some or all of these securities, amounting to $27,022,240 or 1.7% of net assets, were out on loan to various brokers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$88,712,241	$230,151,601	—	$318,863,842
Financials	18,910,443	239,244,867	—	258,155,310
Industrials	17,801,534	238,220,644	—	256,022,178
Consumer Staples	—	240,628,918	—	240,628,918
Health Care	63,800,059	96,480,715	—	160,280,774
Information Technology	—	101,049,540	—	101,049,540
Communication Services	—	90,102,033	—	90,102,033
Energy	—	56,960,397	—	56,960,397
Materials	—	52,100,252	—	52,100,252
Real Estate	—	15,175,583	—	15,175,583
Utilities	—	10,369,481	—	10,369,481
Short-Term Investments
Joint Repurchase Agreements	—	29,334,959	—	29,334,959
Other Investment Companies	23,636,592	—	—	23,636,592

Total Investments in Securities	$212,860,869	$1,399,818,990	—	$1,612,679,859

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of October 31, 2018, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer	Transfer	Transfer	Transfer
	into	out of	into	out of
	Level 1[1]	Level 1[1]	Level 2[1]	Level 2[1]
Assets:
Common Stocks	$7,893,675	$(80,871,525)	$80,871,525	$(7,893,675)

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Schedule of Portfolio Investments (continued)

% of Long-Term
Country	Investments
Australia	2.1
Austria	0.6
Belgium	3.7
China	4.2
Denmark	1.5
Finland	2.7
France	12.4
Germany	1.9
Hong Kong	5.8
Israel	0.9
Italy	0.7
Japan	20.9
Macau	1.6
Netherlands	7.5
New Zealand	0.7
Russia	1.6
Spain	5.5
Switzerland	5.6
United Kingdom	20.1

100.0

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ending October 31, 2018, the AMG Managers Value Partners Asia Dividend Fund (the “Fund”) Class N shares returned (14.13)%, while the MSCI AC Asia ex Japan Index (the “Index”) returned (13.63)%.

MARKET REVIEW

A positive start turned sour in the middle of 2018, as geopolitical concerns, higher U.S. interest rates, an escalating U.S.-China trade dispute, and softer economic data shook the Asia ex-Japan equities market. Against this backdrop, the Index lost -13.6% over the period, while the Fund declined by -14.1%.

TRADE TENSIONS ESCALATE

The ongoing saga between the U.S. and China escalated since the middle of the year, with the U.S. imposing an additional 10% tariff on US$170-190 billion of Chinese exports in September, which could rise further to 25%. To complicate matters, the U.S. has vowed to slap a tariff on US$267 billion of Chinese exports if China retaliates, which Beijing did by introducing duties of 5% and 10% on US$60 billion of American goods.

Markets were hit by the constant back and forth between the two sides, and it is worth highlighting that the scope of the trade war is beginning to widen, with US$78 billion of Chinese consumer goods targeted by the latest round of tariffs. In comparison, only US$3.7 billion of Chinese consumer goods had duties imposed on them by the U.S. in July.

Consequently, there could be a more visible macro impact on China’s exports, which adds pressure to an already jittery market environment. But with the duties now encompassing Chinese consumer goods, we could also possibly see the trade war having a more direct impact on stateside consumers, which would lead to higher inflationary pressure on the U.S., further complicating the situation.

CHINA’S POLICY SHIFT

There has been an obvious change in the policy stance of the Chinese authorities compared to last year as a result of trade uncertainties and a moderating economy. In line with our expectations, China’s economy moderated in 2018 because of softer economic activity and domestic demand. The latest statistics showed the Chinese economy growing by 6.5%1 in the third quarter, down from the 6.9% increase in 2017. In its bid to support the economy and maintain market confidence, China’s policies have turned much softer since its deleveraging efforts in 2016. In addition, it implemented a number of supporting policies this year, including reserve requirement ratio (RRR) cuts for banks, liquidity injection, additional special deductions of personal income tax, value-added tax (VAT) rebates, and other tax relief.

Additionally, the most recent Politburo meeting held on October 31 gave a strong indication of China’s shift in policy stance. Unlike previous meetings, the term “deleveraging” was completely omitted. The State Council also released on the same day as the Politburo meeting guidance on stepping up infrastructure spending, increasing investments in the three biggest city clusters and announcing favorable policies for infrastructure financing. While the impact of these supporting policies will take time to materialize, this reflects the government’s willingness to step up stimulus measures if required.

We maintain our view that trade tensions will continue to be a key drag on market sentiment. However, the aggressive stance currently adopted by the U.S. is unlikely to be sustainable due to the risk of falling into a lose-lose situation.

KOREA: EXPORTS RISING FIRMLY

Elsewhere in the region, South Korea’s October headline exports accelerated 22.7%2 year-on-year, although that was mainly due to an increase in working days compared to the same period last year. Still, this was the sixth consecutive month in which total export value exceeded the US$50 billion mark. Meanwhile, the country’s Consumer Price Index (CPI) inflation rose 2.0% YoY, which was in line with the Bank of Korea’s (BoK) target. BoK is expected to raise key interest rates once by the end of the year.

ASEAN: CHALLENGING OUTLOOK

The near-term outlook for ASEAN markets remains challenging as the region continues to be impacted by slowing trade, rising political uncertainties, and capital outflows. The greenback’s strong performance prompted all of the region’s currencies to weaken in October, with the exception of the Philippine Peso. The earnings outlook in ASEAN continued to be mixed, with Malaysia the only country that did not experience a negative earnings revision, while Singapore saw the steepest downward revision over the month. The lack of significant tailwinds means we maintain our view of favoring North Asia over ASEAN equities in spite of the latter’s relative outperformance in October.

FUND PERFORMANCE REVIEW

For the period ending October 31, 2018, the Fund lost (14.1)%, while the Index declined by 13.6%. Since its inception on December 16, 2015, the Fund delivered a return of 6.8% as of October 31, 2018, compared with the Index which rose 8.5%.

In this volatile period, the Fund’s main detractors were our positions in the technology and consumer discretionary sectors. Despite already trimming our underweight positions in the technology sector, the expectation of slowing demand for technology hardware weighed on our Taiwan and South Korea hardware holdings’ performances. Within consumer discretionary, our exposures in China auto and home appliance companies also dragged on the Fund’s performance because of concerns over slower consumption growth and the uncertain macro growth outlook.

Against the backdrop of broad-based market corrections, our holdings in a Korean sports apparel company generated positive returns. The stock benefited from a recovery in sales and margins for its Korea business, while its rapidly growing Mainland China joint venture also boosted sales. Another investment that proved to be resilient against the volatile environment was our key holdings in a China property developer thanks to its solid earnings, healthy balance sheet, and cash flow generation capabilities.

OUTLOOK

Corporate earnings within the Asia ex Japan region are expected to moderate, while the negative impact from the ongoing trade dispute on individual sectors is slowly materializing. We are closely monitoring how the actual implementation of tariffs will change over time and whether it will lead to any potential disruptions to the operating efficiency of individual companies in the Fund, while at the same time focusing on companies with non-U.S. exposures.

As a result of the recent selloffs, valuations continued to trend lower, with major indices such as the MSCI China Index dropping below 10x PE on a forward basis (9.8x).3 Another key index, the CSI 300, is currently trading at 9.1x PE on a forward basis, which is close to its historical low. Although regional valuations have yet to reach the previous low, we believe the recent increase in share buybacks across Hong Kong/China indicates that companies believe share prices are currently dislocated. We shall remain nimble in order to adapt to the changing market environments.

[1]	National Bureau of Statistics of China

[2]	South Korea Ministry of Trade, Industry and Energy

[3]	CICC Strategic Research

The views expressed represent the opinions of Value Partners Hong Kong Limited, as of October 31, 2018, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

117

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Value Partners Asia Dividend Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Value Partners Asia Dividend Fund’s Class N shares on December 16, 2015, to a $10,000 investment made in the MSCI All Country Asia Ex-Japan Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Value Partners Asia Dividend Fund, the MSCI All Country Asia Ex-Japan Index for the same time periods ended October 31, 2018.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Managers Value Partners Asia Dividend Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, [12]
Class N	(14.13%)	6.77%	12/16/15
Class I	(14.10%)	6.87%	12/16/15
MSCI All Country Asia Ex-Japan Index13, [14]	(13.63%)	8.47%	12/16/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2018. All returns are in U.S. dollars ($).

[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[4]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[5]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[8]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[9]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[10]

The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[11]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

[12]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[13]

The MSCI All Country (AC) Asia ex-Japan Index captures large and mid cap representation across certain Developed and Emerging Markets countries in Asia (excluding Japan). The index covers a significant portion of the free float-adjusted market capitalization in each country. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI All Country (AC) Asia ex-Japan Index is unmanaged, is not available for investment and does not incur expenses.
[14]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI.

In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

119

AMG Managers Value Partners Asia Dividend Fund

Fund Snapshots (unaudited)

October 31, 2018

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Financials	21.9
Consumer Discretionary	16.0
Real Estate	16.0
Industrials	15.5
Information Technology	10.1
Utilities	4.6
Communication Services	3.7
Consumer Staples	3.0
Health Care	1.6
Energy	1.6
Materials	1.1
Short-Term Investments	1.9
Other Assets Less Liabilities	3.0

TOP TEN HOLDINGS

% of
Security Name	Net Assets
China Construction Bank Corp., Class H (China)	5.6
Longfor Group Holdings, Ltd. (China)	4.6
Ping An Insurance Group Co. of China, Ltd., Class H (China)	3.7
Far East Horizon, Ltd. (Hong Kong)	3.7
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.5
China Resources Power Holdings Co., Ltd. (Hong Kong)	3.1
Samsung Electronics Co., Ltd. (South Korea)	2.5
Qingdao Port International Co., Ltd., Class H (China)	2.4
Far East Consortium International, Ltd. (Hong Kong)	2.3
China Lilang, Ltd. (China)	2.1

Top Ten as a Group	33.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments

October 31, 2018

	Shares	Value
Common Stocks - 90.3%
Communication Services - 3.7%
China Telecom Corp., Ltd., Class H (China)	150,000	$70,970
HKBN, Ltd. (Hong Kong)	70,500	105,840
Link Net (Indonesia)	213,400	61,623
Sarana Menara Nusantara (Indonesia)	317,200	10,101
XL Axiata (Indonesia)*	406,500	70,246
Total Communication Services		318,780
Consumer Discretionary - 13.7%
Asian Pay Television Trust (Singapore)	43,200	9,835
Basso Industry Corp. (Taiwan)	25,000	35,339
Bestway Global Holding, Inc. (China)[1]	177,000	74,586
China Lilang, Ltd. (China)	224,000	184,700
China Yongda Automobiles Services Holdings, Ltd. (China)	261,000	140,045
China ZhengTong Auto Services Holdings, Ltd. (China)	54,000	25,915
Chow Sang Sang Holdings International, Ltd. (Hong Kong)	67,000	108,506
EGL Holdings Co., Ltd. (Hong Kong)	74,000	5,756
Fila Korea, Ltd. (South Korea)	4,870	180,358
Golden Eagle Retail Group, Ltd. (China)	64,000	66,353
Haier Electronics Group Co., Ltd. (Hong Kong)	47,000	98,699
Jinmao Hotel and Jinmao China Hotel Investments and Management, Ltd. (Hong Kong)	78,500	39,326
Kangwon Land, Inc. (South Korea)	5,642	142,867
Nameson Holdings, Ltd. (Hong Kong)	314,000	28,973
Skyworth Digital Holdings, Ltd. (Hong Kong)	111,225	25,757
Wonderful Sky Financial Group Holdings, Ltd. (Hong Kong)*	174,000	26,630
Total Consumer Discretionary		1,193,645
Consumer Staples - 3.0%
BGF retailCo., Ltd. (South Korea)	1,197	177,082
Convenience Retail Asia, Ltd. (Hong Kong)	170,000	71,587
Lotte Confectionery Co., Ltd. (South Korea)	90	12,573
Total Consumer Staples		261,242
Energy - 1.6%
PetroChina Co., Ltd., Class H (China)	122,000	87,721
Pryce Corp. (Philippines)	222,500	23,647
S-Oil Corp. (South Korea)	231	25,207
Total Energy		136,575
Financials - 21.9%
Bangkok Bank PCL, NVDR (Thailand)	9,800	61,252
Bank Negara Indonesia Persero (Indonesia)	96,700	46,691

	Shares	Value
BFI Finance Indonesia (Indonesia)	593,200	$20,680
China Construction Bank Corp., Class H (China)	616,000	488,825
Chongqing Rural Commercial Bank Co., Ltd., Class H (China)	82,000	45,296
DBS Group Holdings, Ltd. (Singapore)	7,900	134,043
Dongbu Insurance Co., Ltd. (South Korea)	1,683	106,041
Far East Horizon, Ltd. (Hong Kong)	331,000	320,788
Fubon Financial Holding Co., Ltd. (Taiwan)	62,000	97,272
HSBC Holdings (United Kingdom)	16,800	138,051
Hyundai Marine & Fire Insurance Co.,
Ltd. (South Korea)	2,015	74,136
Metropolitan Bank & Trust Co. (Philippines)	34,619	42,472
Ping An Insurance Group Co. of China, Ltd., Class H (China)	34,500	326,164
Total Financials		1,901,711
Health Care - 1.6%
Shanghai Pharmaceuticals Holding Co., Ltd., Class H (China)	61,900	137,078
Industrials - 15.5%
Acset Indonusa (Indonesia)	339,100	30,826
Asia Aviation PCL, NVDR (Thailand)	56,000	6,772
BOC Aviation, Ltd. (Singapore)[1]	16,500	118,273
CB Industrial Product Holding (Malaysia)	36,500	9,439
China Communications Construction Co., Ltd., Class H (China)	44,000	40,344
China Machinery Engineering Corp., Class H (China)	167,000	76,194
China State Construction International Holdings, Ltd. (Hong Kong)	114,000	81,523
EEI Corp. (Philippines)*	35,100	5,826
FSE Engineering Holdings, Ltd. (Hong Kong)	67,000	25,642
Garuda Maintenance Facility Aero Asia (Indonesia)	1,280,900	21,089
Guangdong Provincial Expressway Development Co., Ltd., Class B (China)	60,818	42,796
Haitian International Holdings, Ltd. (China)	71,000	139,440
Kerry TJ Logistics Co., Ltd. (Taiwan)	29,000	34,194
PP Persero (Indonesia)	412,800	36,225
Qilu Expressway Co., Ltd. (China)*	110,000	24,968
Qingdao Port International Co., Ltd., Class H (China)*,1	358,000	209,696
SITC International Holdings Co., Ltd. (Hong Kong)	239,000	175,599
TK Group Holdings, Ltd. (China)	306,000	162,919
Total Bangun Persada (Indonesia)	369,700	12,402
TURVO International Co., Ltd. (Taiwan)	18,381	38,891
Waskita Karya Persero (Indonesia)	191,400	18,172

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 15.5% (continued)
Zhejiang Expressway Co., Ltd., Class H (China)	40,000	$33,636
Total Industrials		1,344,866
Information Technology - 7.6%
Catcher Technology Co., Ltd. (Taiwan)	1,000	10,111
Chipbond Technology Corp. (Taiwan)	10,000	18,418
FLEXium Interconnect, Inc. (Taiwan)	37,148	93,916
King Yuan Electronics Co., Ltd. (Taiwan)	113,000	66,181
KoMiCo, Ltd. (South Korea)	667	14,187
MediaTek, Inc. (Taiwan)	5,000	36,933
Powertech Technology, Inc. (Taiwan)	4,000	8,774
Primax Electronics, Ltd. (Taiwan)	6,000	8,109
SDI Corp. (Taiwan)	4,000	8,705
Taiwan Semiconductor Manufacturing Co.,
Ltd. (Taiwan)	40,000	300,295
TechWing, Inc. (South Korea)	2,516	22,395
Tokai Carbon Korea Co., Ltd. (South Korea)	346	17,153
Transtech Optelecom Science Holdings,
Ltd. (Hong Kong)*	196,000	34,242
Wistron Neweb Corp. (Taiwan)	9,000	21,001
Total Information Technology		660,420
Materials - 1.1%
Lee & Man Chemical Co., Ltd. (Hong Kong)	102,000	62,060
Samyang Packaging Corp. (South Korea)*	2,792	39,320
Total Materials		101,380
Real Estate - 16.0%
AP Thailand PCL (Thailand)	174,500	43,271
Bekasi Fajar Industrial Estate (Indonesia)	2,970,600	27,375
CapitaLand Retail China Trust, REIT (Singapore)	31,540	31,230
China Vanke Co., Ltd., Class H (China)	15,200	46,936
CIFI Holdings Group Co., Ltd. (China)	142,000	59,577
City Developments, Ltd. (Singapore)	3,300	18,859
CK Asset Holdings, Ltd. (Hong Kong)	28,000	182,217
CSI Properties, Ltd. (Hong Kong)	2,250,000	88,004
Far East Consortium International, Ltd. (Hong Kong)	423,231	197,606
Hopefluent Group Holdings, Ltd. (China)	140,000	46,419
Longfor Group Holdings, Ltd. (China)	163,500	397,335
Mah Sing Group (Malaysia)	175,500	40,282
Puradelta Lestari (Indonesia)	2,572,800	22,005

*	Non-income producing security.
#	Less than 0.05%.

	Shares	Value
Supalai PCL (Thailand)	87,600	$57,900
Times Property Holdings, Ltd. (China)	148,000	129,686
Total Real Estate		1,388,702
Utilities - 4.6%
CGN New Energy Holdings Co., Ltd. (Hong Kong)	318,000	41,857
China Longyuan Power Group Corp., Ltd., Class H (China)	115,000	87,515
China Resources Power Holdings Co., Ltd. (Hong Kong)	154,000	270,955
Total Utilities		400,327
Total Common Stocks (Cost $8,562,544)		7,844,726
Preferred Stock - 2.5%
Information Technology - 2.5%
Samsung Electronics Co., Ltd. (South Korea) (Cost $181,841)	6,850	216,122
Participation Notes - 2.3%
Consumer Discretionary - 2.3%
Midea Group Co., Ltd. (HSBC Securities) (China)	21,500	115,098
Qingdao Haier Co, Ltd. (HSBC Securities) (China)	44,800	81,775
Total Participation Notes (Cost $189,977)		196,873
Warrants - 0.0%#
Energy - 0.0%#
Ezion Holdings, Ltd. (exercise price 0.45 Singapore Dollar), 04/24/20 (Singapore)* (Cost $0)	18,520	20
Short-Term Investments - 1.9%
Other Investment Companies - 1.9%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 2.05%[2]	54,831	54,831
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 2.12%[2]	54,830	54,830
JPMorgan U.S. Government Money Market Fund, IM Shares, 2.09%[2]	56,492	56,492
Total Short-Term Investments (Cost $166,153)		166,153
Total Investments - 97.0% (Cost $9,100,515)		8,423,894
Other Assets, less Liabilities - 3.0%		263,100
Net Assets - 100.0%		$8,686,994

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2018, the value of these securities amounted to $402,555 or 4.6% of net assets.

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments (continued)

[2]	Yield shown represents the October 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

NVDR   Non-Voting Depositary Receipt

REIT     Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Financials	$447,509	$1,454,202	—	$1,901,711
Real Estate	—	1,388,702	—	1,388,702
Industrials	43,196	1,301,670	—	1,344,866
Consumer Discretionary	114,262	1,079,383	—	1,193,645
Information Technology	34,242	626,178	—	660,420
Utilities	—	400,327	—	400,327
Communication Services	61,623	257,157	—	318,780
Consumer Staples	—	261,242	—	261,242
Health Care	—	137,078	—	137,078
Energy	—	136,575	—	136,575
Materials	—	101,380	—	101,380
Preferred Stock
Information Technology	—	216,122	—	216,122
Participation Notes
Consumer Discretionary	—	196,873	—	196,873
Warrants
Energy	20	—	—	20
Short-Term Investments
Other Investment Companies	166,153	—	—	166,153

Total Investments in Securities	$867,005	$7,556,889	—	$8,423,894

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of October 31, 2018, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$382,657	$(207,440)	$207,440	$(382,657)

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
China	40.5
Hong Kong	24.1
Indonesia	4.6
Malaysia	0.6
Philippines	0.9
Singapore	3.8
South Korea	12.4
Taiwan	9.4
Thailand	2.0
United Kingdom	1.7

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2018

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Assets:
Investments at Value[1] (including securities on loan valued at $0, $1,590,837, $0, $85,917,603, and $4,203,798, respectively)	$10,427,732	$30,169,327	$597,606,486	$850,337,996	$86,604,553
Receivable for investments sold	460,172	148,820	879,537	9,246,926	907,408
Dividend, interest and other receivables	12,435	1,105	471,796	1,100,634	100,934
Receivable for Fund shares sold	—	71,632	39,366	924,078	192,110
Receivable from affiliate	5,701	6,587	—	—	3,714
Prepaid expenses and other assets	4,274	25,629	25,212	28,887	21,238
Total assets	10,910,314	30,423,100	599,022,397	861,638,521	87,829,957
Liabilities:
Payable upon return of securities loaned	—	185,219	—	10,680,472	452,720
Payable for investments purchased	51,896	—	—	4,096,775	445,830
Payable for Fund shares repurchased	—	11,647	2,130,188	1,102,477	46,899
Accrued expenses:
Investment advisory and management fees	6,670	15,320	368,015	440,419	45,289
Administrative fees	1,429	3,830	78,860	110,105	11,322
Distribution fees	71	1,960	8,738	21,908	470
Shareholder service fees	762	1,019	36,802	68,614	—
Professional fees	22,651	20,218	45,924	37,692	25,654
Custody fees	3,626	3,841	13,952	16,388	5,305
Other	1,365	1,635	90,605	41,405	5,516
Total liabilities	88,470	244,689	2,773,084	16,616,255	1,039,005
Net Assets	$10,821,844	$30,178,411	$596,249,313	$845,022,266	$86,790,952
[1] Investments at cost	$9,666,957	$29,059,410	$448,156,145	$715,767,400	$74,892,156

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Net Assets Represent:
Paid-in capital	$10,177,736	$27,368,815	$341,805,390	$667,500,754	$66,455,346
Total distributable earnings	644,108	2,809,596	254,443,923	177,521,512	20,335,606
Net Assets	$10,821,844	$30,178,411	$596,249,313	$845,022,266	$86,790,952
Class N:
Net Assets	$664,043	$9,184,453	$179,434,134	$100,420,059	$2,176,373
Shares outstanding	58,937	770,893	8,745,627	8,167,595	154,128
Net asset value, offering and redemption price per share	$11.27	$11.91	$20.52	$12.29	$14.12
Class I:
Net Assets	$10,157,801	$20,927,910	$416,208,436	$743,983,643	$84,438,324
Shares outstanding	905,924	1,746,757	20,182,312	60,540,992	5,966,728
Net asset value, offering and redemption price per share	$11.21	$11.98	$20.62	$12.29	$14.15
Class R:
Net Assets	—	—	$606,743	—	—
Shares outstanding	—	—	30,433	—	—
Net asset value, offering and redemption price per share	—	—	$19.94	—	—
Class Z:
Net Assets	—	$66,048	—	$618,564	$176,255
Shares outstanding	—	5,512	—	50,338	12,454
Net asset value, offering and redemption price per share	—	$11.98	—	$12.29	$14.15

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund
Assets:
Investments at Value[1] (including securities on loan valued at $0, $20,576,918, $6,449,277, $25,100,431,and $26,468,951, respectively)	$2,771,300,251	$110,425,997	$70,563,506	$366,615,717	$242,257,715
Affiliated Investments at value[2]	79,316,871	—	—	—	—
Receivable for investments sold	37,108,700	1,039,653	589,963	3,035,902	1,187,574
Dividend, interest and other receivables	1,143,933	26,404	11,023	71,965	76,398
Receivable for Fund shares sold	3,737,401	107,669	921,360	340,289	762,235
Receivable from affiliate	—	6,110	—	—	7,058
Prepaid expenses and other assets	62,227	19,153	16,607	23,628	12,620
Total assets	2,892,669,383	111,624,986	72,102,459	370,087,501	244,303,600
Liabilities:
Payable upon return of securities loaned	—	5,918,663	1,758,425	6,657,038	6,408,559
Payable for investments purchased	21,761,687	2,400,283	801,099	3,597,445	—
Payable for Fund shares repurchased	15,127,151	110,052	74,210	596,433	114,718
Accrued expenses:
Investment advisory and management fees	1,530,851	81,186	47,918	250,017	188,252
Administrative fees	377,404	13,531	8,657	46,878	31,375
Distribution fees	197,964	12,122	2,313	6,168	3,045
Shareholder service fees	186,896	9,456	2,754	31,236	12,579
Professional fees	73,377	23,818	22,798	28,456	25,784
Custody fees	58,849	6,311	4,496	8,949	8,115
Other	265,284	15,653	3,604	12,978	15,491
Total liabilities	39,579,463	8,591,075	2,726,274	11,235,598	6,807,918
Net Assets	$2,853,089,920	$103,033,911	$69,376,185	$358,851,903	$237,495,682
[1] Investments at cost	$2,328,525,004	$105,997,064	$67,663,654	$320,181,563	$234,113,081
[2] Affiliated Investments at cost	$77,602,014	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund
Net Assets Represent:
Paid-in capital	$2,219,259,031	$101,164,809	$62,334,425	$280,982,167	$209,913,333
Total distributable earnings	633,830,889	1,869,102	7,041,760	77,869,736	27,582,349
Net Assets	$2,853,089,920	$103,033,911	$69,376,185	$358,851,903	$237,495,682
Class N:
Net Assets	$893,684,512	$37,232,399	$17,839,651	$28,444,030	$12,745,344
Shares outstanding	23,355,027	2,203,016	2,341,086	2,145,438	763,689
Net asset value, offering and redemption price per share	$38.27	$16.90	$7.62	$13.26	$16.69
Class I:
Net Assets	$1,754,202,599	$65,801,512	$51,400,453	$330,244,780	$191,477,210
Shares outstanding	44,603,794	3,825,783	6,606,127	24,445,302	11,351,257
Net asset value, offering and redemption price per share	$39.33	$17.20	$7.78	$13.51	$16.87
Class Z:
Net Assets	$205,202,809	—	$136,081	$163,093	$33,273,128
Shares outstanding	5,216,586	—	17,506	12,070	1,972,249
Net asset value, offering and redemption price per share	$39.34	—	$7.77	$13.51	$16.87

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long-Short Fund	AMG Managers Guardian Capital Global Dividend Fund
Assets:
Investments at Value[1] (including securities on loan valued at $5,928,787, $6,656,442, $0, $0, and $838,183, respectively)	$36,862,060	$557,645,207	$27,512,554	$28,934,269	$36,598,590
Affiliated Investments at value[2]	—	20,139,780	—	—	—
Cash	—	3,449	—	—	—
Due from broker	—	—	—	8,561,963	—
Foreign currency[3]	—	—	—	84,775	—
Receivable for investments sold	—	663,251	428,280	1,150,778	—
Segregated cash	—	—	—	105,718	—
Dividend, interest and other receivables	10,223	3,544,106	13,586	57,607	133,698
Receivable for Fund shares sold	3,059	500,175	3,720	14,971	—
Receivable from affiliate	—	30,200	—	35,111	1,293
Prepaid expenses and other assets	17,017	33,108	8,172	12,306	9,395
Total assets	36,892,359	582,559,276	27,966,312	38,957,498	36,742,976
Liabilities:
Payable upon return of securities loaned	2,460,639	6,885,514	—	—	—
Payable for investments purchased	—	1,744,571	875,872	1,333,644	—
Payable for delayed delivery investments purchased	—	95,000	—	—	—
Payable for Fund shares repurchased	61,285	2,176,604	16,545	138,502	—
Interest and dividends payable	—	—	—	46,980	—
Due to custodian	—	—	6,008	—	—
Accrued expenses:
Investment advisory and management fees	26,292	219,146	22,971	21,674	22,364
Administrative fees	4,601	73,049	3,510	3,825	4,792
Distribution fees	4,722	21,599	1,923	816	48
Shareholder service fees	2,988	60,513	1,404	2,035	—
Professional fees	22,541	52,178	24,385	29,450	25,996
Custody fees	3,976	52,948	4,185	4,431	10,131
Other	7,732	60,583	8,720	2,353	1,915
Securities sold short, at value[4]	—	—	—	8,626,448	—
Total liabilities	2,594,776	11,441,705	965,523	10,210,158	65,246
Net Assets	$34,297,583	$571,117,571	$27,000,789	$28,747,340	$36,677,730
[1] Investments at cost	$30,912,992	$571,590,221	$26,636,164	$29,111,877	$33,956,546
[2] Affiliated Investments at cost	—	$21,201,656	—	—	—
[3] Foreign currency at cost	—	—	—	$87,149	—
[4] Proceeds	—	—	—	$8,608,551	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long-Short Fund	AMG Managers Guardian Capital Global Dividend Fund
Net Assets Represent:
Paid-in capital	$23,452,817	$599,568,033	$25,638,921	$28,072,052	$33,777,598
Total distributable earnings (loss)	10,844,766	(28,450,462)	1,361,868	675,288	2,900,132
Net Assets	$34,297,583	$571,117,571	$27,000,789	$28,747,340	$36,677,730
Class N:
Net Assets	$24,762,131	$102,138,446	$8,980,168	$3,748,904	$1,105,982
Shares outstanding	6,004,561	9,980,895	784,065	307,649	102,439
Net asset value, offering and redemption price per share	$4.12	$10.23	$11.45	$12.19	$10.80
Class I:
Net Assets	$9,380,679	$467,024,129	$18,020,621	$24,925,140	$35,571,748
Shares outstanding	1,841,084	45,666,184	1,562,513	2,015,400	3,312,949
Net asset value, offering and redemption price per share	$5.10	$10.23	$11.53	$12.37	$10.74
Class Z:
Net Assets	$154,773	$1,954,996	—	$73,296	—
Shares outstanding	30,335	190,992	—	5,920	—
Net asset value, offering and redemption price per share	$5.10	$10.24	—	$12.38	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Pictet International Fund	AMG Managers Value Partners Asia Dividend Fund
Assets:
Investments at Value[1] (including securities on loan valued at $27,022,240, and $0, respectively)	$1,612,679,859	$8,423,894
Foreign currency[2]	—	285,289
Receivable for investments sold	14,254,357	9,326
Dividend, interest and other receivables	5,253,720	5,224
Receivable for Fund shares sold	4,297,386	30
Prepaid expenses and other assets	56,950	17,990
Total assets	1,636,542,272	8,741,753
Liabilities:
Payable upon return of securities loaned	29,334,959	—
Payable for investments purchased	5,400,437	—
Payable for Fund shares repurchased	19,628,765	—
Due to custodian	727	—
Accrued expenses:
Investment advisory and management fees	1,144,066	8,011
Administrative fees	245,157	1,150
Distribution fees	17,435	—
Shareholder service fees	32,500	—
Professional fees	55,634	21,871
Custody fees	159,410	22,855
Other	130,908	872
Total liabilities	56,149,998	54,759
Net Assets	$1,580,392,274	$8,686,994
[1] Investments at cost	$1,695,405,223	$9,100,515
[2] Foreign currency at cost	—	$286,014

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Pictet International Fund	AMG Managers Value Partners Asia Dividend Fund
Net Assets Represent:
Paid-in capital	$1,550,612,973	$8,720,438
Total distributable earnings (loss)	29,779,301	(33,444)
Net Assets	$1,580,392,274	$8,686,994
Class N:
Net Assets	$82,838,927	$892,937
Shares outstanding	8,366,319	88,389
Net asset value, offering and redemption price per share	$9.90	$10.10
Class I:
Net Assets	$208,183,926	$7,794,057
Shares outstanding	20,959,893	770,838
Net asset value, offering and redemption price per share	$9.93	$10.11
Class Z:
Net Assets	$1,289,369,421	—
Shares outstanding	130,049,570	—
Net asset value, offering and redemption price per share	$9.91	—

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2018

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Investment Income:
Dividend income	$192,458	$387,322	$8,340,960	$26,210,001	$3,233,533
Securities lending income	—	2,434	—	181,389	33,167
Foreign withholding tax	(567)	(1,865)	—	(58,668)	(7,565)
Total investment income	191,891	387,891	8,340,960	26,332,722	3,259,135
Expenses:
Investment advisory and management fees	70,246	164,128	5,180,286	5,475,875	644,577
Administrative fees	15,053	41,032	1,115,089	1,368,969	161,144
Distribution fees - Class N	1,587	22,618	422,078	291,509	6,384
Distribution fees - Class R	—	—	3,556	—	—
Shareholder servicing fees - Class N	600	3,619	159,148	82,241	2,449
Shareholder servicing fees - Class I	7,428	7,297	360,729	445,535	67,977
Shareholder servicing fees - Class R	—	—	498	—	—
Professional fees	36,993	35,283	67,981	71,007	33,471
Registration fees	31,751	20,936	33,186	38,798	25,622
Custodian fees	6,553	6,358	47,718	58,574	11,919
Reports to shareholders	4,176	7,064	120,146	99,768	13,599
Trustee fees and expenses	606	1,759	55,829	63,360	7,904
Transfer agent fees	439	1,043	68,942	28,151	3,350
Miscellaneous	1,664	3,534	29,636	36,542	10,187
Total expenses before offsets	177,096	314,671	7,664,822	8,060,329	988,583
Expense reimbursements	(85,192)	(86,585)	—	—	—
Expense reductions	—	(3,155)	(35,817)	(15,426)	(6,575)
Fee waivers	—	—	(42,140)	(44,480)	—
Net expenses	91,904	224,931	7,586,865	8,000,423	982,008
Net investment income	99,987	162,960	754,095	18,332,299	2,277,127
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(65,003)	1,739,736	131,657,896	47,243,403	8,793,061
Net change in unrealized appreciation/depreciation on investments	(606,423)	146,591	(60,460,282)	(42,248,243)	(7,291,620)
Net realized and unrealized gain (loss)	(671,426)	1,886,327	71,197,614	4,995,160	1,501,441
Net increase (decrease) in net assets resulting from operations	$(571,439)	$2,049,287	$71,951,709	$23,327,459	$3,778,568

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund
Investment Income:
Dividend income	$48,859,554	$587,800	$490,136	$3,476,304	$3,153,757
Dividends from affiliated securities	1,338,013	—	—	—	—
Securities lending income	—	54,528	6,409	32,160	28,142
Foreign withholding tax	(310,611)	—	—	(40,600)	—
Total investment income	49,886,956	642,328	496,545	3,467,864	3,181,899
Expenses:
Investment advisory and management fees	23,072,482	1,001,717	385,879	2,742,262	2,435,416
Administrative fees	5,705,621	166,953	77,176	514,174	405,903
Distribution fees - Class N	2,932,330	89,388	18,199	76,856	44,644
Shareholder servicing fees - Class N	945,617	30,090	4,795	30,771	12,862
Shareholder servicing fees - Class I	1,934,378	47,822	20,798	311,842	167,849
Professional fees	205,095	27,272	30,032	52,121	38,516
Registration fees	91,164	21,417	26,857	37,160	38,208
Custodian fees	229,635	19,198	8,478	24,477	24,008
Reports to shareholders	632,685	22,402	9,607	31,687	40,132
Trustee fees and expenses	269,218	7,845	3,362	22,505	18,222
Transfer agent fees	137,057	12,473	3,333	10,035	7,589
Miscellaneous	154,503	9,496	4,106	15,005	15,103
Total expenses before offsets	36,309,785	1,456,073	592,622	3,868,895	3,248,452
Expense reimbursements	—	(138,373)	(13,744)	—	(97,719)
Expense reductions	—	(7,905)	(6,012)	(23,820)	(64,120)
Fee waivers	(230,889)	—	—	(6,854)	—
Net expenses	36,078,896	1,309,795	572,866	3,838,221	3,086,613
Net investment income (loss)	13,808,060	(667,467)	(76,321)	(370,357)	95,286
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	183,848,226	21,869,038	4,462,548	32,294,367	23,131,258
Net realized loss on affiliated investments	(5,179,788)	—	—	—	—
Net change in unrealized appreciation/depreciation on investments	(207,979,264)	(9,890,828)	(2,114,772)	(14,979,042)	(38,560,552)
Net change in unrealized appreciation/depreciation on affiliated investments	(25,252)	—	—	—	—
Net realized and unrealized gain (loss)	(29,336,078)	11,978,210	2,347,776	17,315,325	(15,429,294)
Net increase (decrease) in net assets resulting from operations	$(15,528,018)	$11,310,743	$2,271,455	$16,944,968	$(15,334,008)

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long-Short Fund*	AMG Managers Guardian Capital Global Dividend Fund
Investment Income:
Dividend income* (see Note 1d)	$167,921	$284,047	$640,775	$843,886	$1,315,027
Interest income	—	23,444,447	—	56,352	—
Dividends from affiliated securities	—	643,441	—	—	—
Securities lending income	11,880	32,157	—	89,601	1,605
Foreign withholding tax	(1,876)	(3,298)	—	(8,801)	(111,948)
Total investment income	177,925	24,400,794	640,775	981,038	1,204,684
Expenses:
Investment advisory and management fees	263,233	2,940,916	334,644	289,468	267,257
Administrative fees	56,407	980,305	55,774	51,082	57,269
Distribution fees - Class N	55,518	344,517	21,654	11,898	404
Shareholder servicing fees - Class N	31,987	110,944	5,194	3,807	—
Shareholder servicing fees - Class I	10,329	414,224	17,116	23,383	—
Professional fees	23,994	94,751	25,363	72,109	29,518
Registration fees	27,657	41,417	25,168	33,353	26,294
Custodian fees	5,822	209,907	8,617	12,035	34,127
Reports to shareholders	9,511	106,633	13,864	6,995	4,717
Trustee fees and expenses	2,549	45,684	2,970	2,389	2,601
Transfer agent fees	7,031	19,391	2,366	1,411	1,092
Miscellaneous	2,803	25,807	3,026	3,548	2,840
Interest and dividend expense (see Note 12)	—	—	—	577,295	—
Total expenses before offsets	496,841	5,334,496	515,756	1,088,773	426,119
Expense reimbursements	(60,565)	(340,790)	(66,249)	(90,974)	(24,750)
Expense reductions	(17,723)	—	—	(6,456)	—
Fee waivers	—	(168,898)	—	—	—
Net expenses	418,553	4,824,808	449,507	991,343	401,369
Net investment income (loss)	(240,628)	19,575,986	191,268	(10,305)	803,315
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	5,691,728	(7,100,480)	334,547	3,614,462	308,045
Net realized loss on affiliated investments	—	(156,043)	—	—	—
Net realized loss on short sales	—	—	—	(1,594,837)	—
Net realized loss on foreign currency transactions	—	—	—	(25,406)	(15,876)
Capital gain distribution received	—	—	675,806	—	—
Net change in unrealized appreciation/depreciation on investments	(4,046,445)	(18,671,944)	(2,036,544)	(2,271,341)	(2,313,567)
Net change in unrealized appreciation/depreciation on affiliated investments	—	(962,609)	—	—	—
Net change in unrealized appreciation/depreciation on short sales	—	—	—	(123,436)	—
Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	—	4,969	(2,239)
Net realized and unrealized gain (loss)	1,645,283	(26,891,076)	(1,026,191)	(395,589)	(2,023,637)
Net increase (decrease) in net assets resulting from operations	$1,404,655	$(7,315,090)	$(834,923)	$(405,894)	$(1,220,322)

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG Managers Pictet International Fund	AMG Managers Value Partners Asia Dividend Fund
Investment Income:
Dividend income	$53,924,739	$385,898
Securities lending income	361,386	26
Foreign withholding tax	(4,461,298)	(27,158)
Total investment income	49,824,827	358,766
Expenses:
Investment advisory and management fees	14,673,952	83,573
Administrative fees	3,144,418	15,670
Distribution fees - Class N	50,240	326
Shareholder servicing fees - Class N	22,550	—
Shareholder servicing fees - Class I	288,080	—
Professional fees	132,793	30,206
Registration fees	86,039	12,841
Custodian fees	657,579	89,111
Reports to shareholders	265,423	2,528
Trustee fees and expenses	142,816	719
Transfer agent fees	162,686	381
Miscellaneous	80,046	1,645
Total expenses before offsets	19,706,622	237,000
Expense reimbursements	—	(116,538)
Fee waivers	(106,306)	—
Net expenses	19,600,316	120,462
Net investment income	30,224,511	238,304
Net Realized and Unrealized Loss:
Net realized gain on investments	146,289,804	670,833
Net realized loss on foreign currency transactions	(1,718,151)	(3,093)
Net change in unrealized appreciation/depreciation on investments	(398,615,208)	(2,330,224)
Net change in unrealized appreciation/depreciation on foreign currency translations	(53,302)	(1,953)
Net realized and unrealized loss	(254,096,857)	(1,664,437)
Net decrease in net assets resulting from operations	$(223,872,346)	$(1,426,133)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG Managers Fairpointe ESG Equity Fund		AMG River Road Focused Absolute Value Fund		AMG Managers Montag & Caldwell Growth Fund
	2018	2017	2018	2017[1]	2018	2017
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$99,987	$126,340	$162,960	$79,888	$754,095	$367,209
Net realized gain (loss) on investments	(65,003)	9,113	1,739,736	1,785,151	131,657,896	93,131,174
Net change in unrealized appreciation/depreciation on investments	(606,423)	1,389,919	146,591	455,132	(60,460,282)	73,415,699
Net increase (decrease) in net assets resulting from operations	(571,439)	1,525,372	2,049,287	2,320,171	71,951,709	166,914,082
Distributions to Shareholders:[2]
Class N	(9,243)	(874)	(584,246)	(74,500)	(21,977,990)	(40,518,753)
Class I	(111,123)	(68,181)	(1,352,550)	(955,281)	(53,210,522)	(77,336,352)
Class R	—	—	—	—	(65,328)	(543,680)
Class Z	—	—	(4,840)	—	—	—
Total distributions to shareholders	(120,366)	(69,055)	(1,941,636)	(1,029,781)	(75,253,840)	(118,398,785)
Capital Share Transactions:[3]
Net increase (decrease) from capital share transactions	4,959,826	(1,937,234)	5,456,211	11,523,190	(302,907,352)	(490,841,087)
Total increase (decrease) in net assets	4,268,021	(480,917)	5,563,862	12,813,580	(306,209,483)	(442,325,790)
Net Assets:
Beginning of year	6,553,823	7,034,740	24,614,549	11,800,969	902,458,796	1,344,784,586
End of year[4]	$10,821,844	$6,553,823	$30,178,411	$24,614,549	$596,249,313	$902,458,796

[1]	Commencement of operations for Class Z shares was on October 2, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

The Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income for the fiscal year ended October 31, 2018. See Note 1(d) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG River Road Dividend All Cap Value Fund		AMG River Road Dividend All Cap Value Fund II		AMG Managers Fairpointe Mid Cap Fund
	2018	2017[1]	2018	2017[1]	2018	2017[1]
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$18,332,299	$17,286,874	$2,277,127	$2,435,356	$13,808,060	$4,188,835
Net realized gain on investments	47,243,403	42,526,733	8,793,061	6,085,039	178,668,438	312,147,791
Net change in unrealized appreciation/depreciation on investments	(42,248,243)	64,504,761	(7,291,620)	9,399,851	(208,004,516)	275,789,998
Net increase (decrease) in net assets resulting from operations	23,327,459	124,318,368	3,778,568	17,920,246	(15,528,018)	592,126,624
Distributions to Shareholders:[2]
Class N	(8,404,188)	(25,103,133)	(200,402)	(189,278)	(84,025,015)	(65,838,322)
Class I	(54,573,572)	(50,709,040)	(8,474,655)	(6,578,445)	(168,619,081)	(109,955,735)
Class Z	(182,603)	(234)	(23,529)	(102)	(7,084,279)	—
Total distributions to shareholders	(63,160,363)	(75,812,407)	(8,698,586)	(6,767,825)	(259,728,375)	(175,794,057)
Capital Share Transactions:[3]
Net increase (decrease) from capital share transactions	(39,958,807)	25,446,779	(30,576,474)	(6,790,967)	(841,850,349)	42,884,347
Total increase (decrease) in net assets	(79,791,711)	73,952,740	(35,496,492)	4,361,454	(1,117,106,742)	459,216,914
Net Assets:
Beginning of year	924,813,977	850,861,237	122,287,444	117,925,990	3,970,196,662	3,510,979,748
End of year[4]	$845,022,266	$924,813,977	$86,790,952	$122,287,444	$2,853,089,920	$3,970,196,662

[1]	Commencement of operations for Class Z shares was on October 2, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

The Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income for the fiscal year ended October 31, 2018. See Note 1(d) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG Managers LMCG Small Cap Growth Fund		AMG River Road Small-Mid Cap Value Fund		AMG River Road Small Cap Value Fund
	2018	2017	2018	2017[1]	2018	2017[1]
Increase in Net Assets Resulting From Operations:
Net investment loss	$(667,467)	$(688,770)	$(76,321)	$(40,149)	$(370,357)	$(401,545)
Net realized gain on investments	21,869,038	11,137,262	4,462,548	6,362,384	32,294,367	41,224,676
Net change in unrealized appreciation/depreciation on investments	(9,890,828)	17,761,836	(2,114,772)	3,424,682	(14,979,042)	20,988,302
Net increase in net assets resulting from operations	11,310,743	28,210,328	2,271,455	9,746,917	16,944,968	61,811,433
Distributions to Shareholders:[2]
Class N	—	—	(1,015,313)	(394,462)	(4,305,561)	(1,206,779)
Class I	—	—	(5,151,226)	(2,748,422)	(36,602,318)	(13,057,219)
Class Z	—	—	(17,688)	—	(20,634)	—
Total distributions to shareholders	—	—	(6,184,227)	(3,142,884)	(40,928,513)	(14,263,998)
Capital Share Transactions:[3]
Net increase (decrease) from capital share transactions	(33,831,195)	(14,492,344)	28,882,067	(2,051,545)	71,449,859	(4,679,906)
Total increase (decrease) in net assets	(22,520,452)	13,717,984	24,969,295	4,552,488	47,466,314	42,867,529
Net Assets:
Beginning of year	125,554,363	111,836,379	44,406,890	39,854,402	311,385,589	268,518,060
End of year[4]	$103,033,911	$125,554,363	$69,376,185	$44,406,890	$358,851,903	$311,385,589

[1]	Commencement of operations for Class Z shares was on October 2, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

The Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income for the fiscal year ended October 31, 2018. See Note 1(d) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG Managers Silvercrest Small Cap Fund		AMG GW&K U.S. Small Cap Growth Fund		AMG Managers DoubleLine Core Plus Bond Fund
	2018	2017[1]	2018	2017[5]	2018	2017[1]
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$95,286	$238,344	$(240,628)	$(256,697)	$19,575,986	$18,128,484
Net realized gain (loss) on investments	23,131,258	20,362,183	5,691,728	5,923,460	(7,256,523)	(1,427,843)
Net change in unrealized appreciation/depreciation on investments	(38,560,552)	34,036,455	(4,046,445)	5,001,575	(19,634,553)	612,732
Net increase (decrease) in net assets resulting from operations	(15,334,008)	54,636,982	1,404,655	10,668,338	(7,315,090)	17,313,373
Distributions to Shareholders:[2]
From net investment income and/or realized gain on investments:
Class N	(1,953,748)	(172,910)	(3,811,310)	(44,632)	(3,953,588)	(7,036,071)
Class I	(19,107,515)	(2,065,321)	(1,248,740)	(14,009)	(16,432,493)	(14,250,715)
Class Z	(16,089)	—	(18,241)	—	(57,102)	(659)
From paid in capital:
Class N	—	—	—	—	—	(992,351)
Class I	—	—	—	—	—	(1,912,231)
Class Z	—	—	—	—	—	(115)
Total distributions to shareholders	(21,077,352)	(2,238,231)	(5,078,291)	(58,641)	(20,443,183)	(24,192,142)
Capital Share Transactions:[3]
Net increase (decrease) from capital share transactions	6,623,865	12,692,188	1,359,286	(16,006,845)	(79,966,857)	(21,494,709)
Total increase (decrease) in net assets	(29,787,495)	65,090,939	(2,314,350)	(5,397,148)	(107,725,130)	(28,373,478)
Net Assets:
Beginning of year	267,283,177	202,192,238	36,611,933	42,009,081	678,842,701	707,216,179
End of year[4]	$237,495,682	$267,283,177	$34,297,583	$36,611,933	$571,117,571	$678,842,701

[1]	Commencement of operations for Class Z shares was on October 2, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

The Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income for the fiscal year ended October 31, 2018. See Note 1(d) of the Notes to Financial Statements.

[5]	Commencement of operations for Class Z shares was on February 24, 2017.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG Managers Lake Partners LASSO Alternatives Fund		AMG River Road Long-Short Fund		AMG Managers Guardian Capital Global Dividend Fund
	2018	2017	2018	2017[1]	2018	2017
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$191,268	$(180,464)	$(10,305)	$(821,219)	$803,315	$761,972
Net realized gain on investments	1,010,353	2,171,889	1,994,219	3,197,701	292,169	449,753
Net change in unrealized appreciation/depreciation on investments	(2,036,544)	2,210,908	(2,389,808)	2,291,428	(2,315,806)	4,967,436
Net increase (decrease) in net assets resulting from operations	(834,923)	4,202,333	(405,894)	4,667,910	(1,220,322)	6,179,161
Distributions to Shareholders:[2]
Class N	(382,672)	(123,358)	—	—	(33,506)	(16,721)
Class I	(1,681,535)	(263,958)	—	—	(1,038,506)	(665,170)
Total distributions to shareholders	(2,064,207)	(387,316)	—	—	(1,072,012)	(681,891)
Capital Share Transactions:[3]
Net increase (decrease) from capital share transactions	(20,224,713)	(56,374,436)	(5,409,284)	(16,366,899)	1,523,548	2,965,562
Total increase (decrease) in net assets	(23,123,843)	(52,559,419)	(5,815,178)	(11,698,989)	(768,786)	8,462,832
Net Assets:
Beginning of year	50,124,632	102,684,051	34,562,518	46,261,507	37,446,516	28,983,684
End of year[4]	$27,000,789	$50,124,632	$28,747,340	$34,562,518	$36,677,730	$37,446,516

[1]	Commencement of operations for Class Z shares was on October 2, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

The Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income for the fiscal year ended October 31, 2018. See Note 1(d) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG Managers Pictet International Fund		AMG Managers Value Partners Asia Dividend Fund
	2018	2017[1]	2018	2017
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$30,224,511	$21,331,461	$238,304	$245,017
Net realized gain on investments	144,571,653	54,291,175	667,740	663,433
Net change in unrealized appreciation/depreciation on investments	(398,668,510)	289,075,134	(2,332,177)	1,483,557
Net increase (decrease) in net assets resulting from operations	(223,872,346)	364,697,770	(1,426,133)	2,392,007
Distributions to Shareholders:[2]
Class N	(222,099)	(3,667)	(106,815)	(56,852)
Class I	(21,428,887)	(47,609,264)	(841,047)	(486,557)
Class Z	(68,430,312)	—	—	—
Total distributions to shareholders	(90,081,298)	(47,612,931)	(947,862)	(543,409)
Capital Share Transactions:[3]
Net increase (decrease) from capital share transactions	(129,131,327)	370,211,280	593,323	528,187
Total increase (decrease) in net assets	(443,084,971)	687,296,119	(1,780,672)	2,376,785
Net Assets:
Beginning of year	2,023,477,245	1,336,181,126	10,467,666	8,090,881
End of year[4]	$1,580,392,274	$2,023,477,245	$8,686,994	$10,467,666

[1]	The commencement of operations for Class Z shares was October 2, 2017.
[2]	See Note 1(d) of the Notes to Financial Statements.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

The Securities and Exchange Commission eliminated the requirement to disclose end of year undistributed (distributions in excess of) net investment income for the fiscal year ended October 31, 2018. See Note 1(d) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe ESG Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class N	2018	2017	2016	2015[1]
Net Asset Value, Beginning of Period	$11.74	$9.65	$9.33	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.10	0.17 [4]	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.42)	1.94	0.33	(0.73)
Total income (loss) from investment operations	(0.32)	2.11	0.41	(0.67)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.02)	(0.09)	—
Total distributions to shareholders	(0.15)	(0.02)	(0.09)	—
Net Asset Value, End of Period	$11.27	$11.74	$9.65	$9.33
Total Return[3,5]	(2.73)%	21.83%	4.43%	(6.70)%[6]
Ratio of net expenses to average net assets	1.11%	1.12%	1.15%	1.15%[7]
Ratio of gross expenses to average net assets[8]	1.96%	1.76%	2.63%	3.78%[7]
Ratio of net investment income to average net assets[3]	0.80%	1.53%	0.87%	0.70%[7]
Portfolio turnover	41%	51%	31%	1%[6,9]
Net assets end of period (000’s) omitted	$664	$807	$546	$2,295

AMG Managers Fairpointe ESG Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class I	2018	2017	2016	2015[1]
Net Asset Value, Beginning of Period	$11.70	$9.67	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.12	0.19 [4]	0.10	0.08
Net realized and unrealized gain (loss) on investments	(0.42)	1.94	0.32	(0.73)
Total income (loss) from investment operations	(0.30)	2.13	0.42	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.10)	(0.10)	—
Total distributions to shareholders	(0.19)	(0.10)	(0.10)	—
Net Asset Value, End of Period	$11.21	$11.70	$9.67	$9.35
Total Return[3,5]	(2.54)%	22.04%	4.65%	(6.50)%[6]
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%[7]
Ratio of gross expenses to average net assets[8]	1.75%	1.54%	2.51%	3.53%[7]
Ratio of net investment income to average net assets[3]	1.01%	1.75%	1.10%	0.95%[7]
Portfolio turnover	41%	51%	31%	1%[6,9]
Net assets end of period (000’s) omitted	$10,158	$5,747	$6,489	$4,162

[1]	Commencement of operations was on December 23, 2014.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06 and $0.08 for Class N and Class I shares, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

AMG River Road Focused Absolute Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31,
Class N	2018	2017	2016[1]
Net Asset Value, Beginning of Period	$11.87	$10.85	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.05	(0.01)	0.04
Net realized and unrealized gain on investments	0.93	1.85	0.81
Total income from investment operations	0.98	1.84	0.85
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.09)	—
Net realized gain on investments	(0.87)	(0.73)	—
Total distributions to shareholders	(0.94)	(0.82)	—
Net Asset Value, End of Period	$11.91	$11.87	$10.85
Total Return[3,4]	8.69%	17.42%	8.50%[5]
Ratio of net expenses to average net assets	0.99%[6]	0.97%[6]	1.12%[7]
Ratio of gross expenses to average net assets[8]	1.32%	1.50%	3.15%[7]
Ratio of net investment income (loss) to average net assets[3]	0.43%	(0.09)%	0.39%[7]
Portfolio turnover	88%	112%	146%[5,9]
Net assets end of period (000’s) omitted	$9,184	$7,448	$489

AMG River Road Focused Absolute Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31,
Class I	2018	2017	2016[1]
Net Asset Value, Beginning of Period	$11.92	$10.88	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.08	0.06	0.08
Net realized and unrealized gain on investments	0.93	1.81	0.80
Total income from investment operations	1.01	1.87	0.88
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.10)	—
Net realized gain on investments	(0.87)	(0.73)	—
Total distributions to shareholders	(0.95)	(0.83)	—
Net Asset Value, End of Period	$11.98	$11.92	$10.88
Total Return[3,4]	8.91%	17.72%	8.80%[5]
Ratio of net expenses to average net assets	0.74%[6]	0.73%[6]	0.75%[7]
Ratio of gross expenses to average net assets[8]	1.07%	1.20%	2.90%[7]
Ratio of net investment income to average net assets[3]	0.68%	0.50%	0.81%[7]
Portfolio turnover	88%	112%	146%[5,9]
Net assets end of period (000’s) omitted	$20,928	$17,106	$11,312

AMG River Road Focused Absolute Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[10]
Net Asset Value, Beginning of Period	$11.92	$12.18
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	0.93	(0.25)
Total income (loss) from investment operations	1.01	(0.26)
Less Distributions to Shareholders from:
Net investment income	(0.08)	—
Net realized gain on investments	(0.87)	—
Total distributions to shareholders	(0.95)	—
Net Asset Value, End of Period	$11.98	$11.92
Total Return[3,4]	8.96%	(2.13)%[5]
Ratio of net expenses to average net assets	0.70%[6]	0.70%[6,7]
Ratio of gross expenses to average net assets[8]	1.03%	1.32%[7]
Ratio of net investment income (loss) to average net assets[3]	0.72%	(0.59)%[7]
Portfolio turnover	88%	112%[5]
Net assets end of period (000’s) omitted	$66	$61

[1]	The commencement of operations for Class N and Class I shares was November 3, 2015.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]

Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended October 31, 2018, and 0.03%, 0.02%, and less than 0.01% for Class N, Class I and Class Z, respectively, for the period ended October 31, 2017.

[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.
[10]	The commencement of operations for Class Z shares was October 2, 2017.

AMG Managers Montag & Caldwell Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$20.76	$19.56	$26.67	$29.59	$28.68
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.01)	(0.02)	0.05	0.07	0.10
Net realized and unrealized gain (loss) on investments	1.71	3.20	(0.33)	2.06	2.93
Total income (loss) from investment operations	1.70	3.18	(0.28)	2.13	3.03
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	(0.08)	(0.05)	(0.16)
Net realized gain on investments	(1.94)	(1.94)	(6.75)	(5.00)	(1.96)
Total distributions to shareholders	(1.94)	(1.98)	(6.83)	(5.05)	(2.12)
Net Asset Value, End of Year	$20.52	$20.76	$19.56	$26.67	$29.59
Total Return[2,3]	8.58%	17.99%	(1.77)%	7.93%	10.98%
Ratio of net expenses to average net assets	1.15%[4]	1.15%[4]	1.12%	1.05%	1.03%
Ratio of gross expenses to average net assets[5]	1.16%	1.17%	1.12%	1.05%	1.03%
Ratio of net investment income (loss) to average netassets[2]	(0.03)%	(0.11)%	0.25%	0.28%	0.34%
Portfolio turnover	33%	42%	64%	12%	47%
Net assets end of year (000’s) omitted	$179,434	$259,324	$519,008	$835,725	$1,344,317

AMG Managers Montag & Caldwell Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$20.84	$19.70	$26.82	$29.80	$28.87
Income (loss) from Investment Operations:
Net investment income[1,2]	0.03	0.02	0.10	0.14	0.17
Net realized and unrealized gain (loss) on investments	1.71	3.20	(0.31)	2.06	2.96
Total income (loss) from investment operations	1.74	3.22	(0.21)	2.20	3.13
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.13)	(0.16)	(0.18)	(0.24)
Net realized gain on investments	(1.94)	(1.95)	(6.75)	(5.00)	(1.96)
Total distributions to shareholders	(1.96)	(2.08)	(6.91)	(5.18)	(2.20)
Net Asset Value, End of Year	$20.62	$20.84	$19.70	$26.82	$29.80
Total Return[2,3]	8.75%	18.21%	(1.51)%	8.21%	11.26%
Ratio of net expenses to average net assets	0.96%[4]	0.92%[4]	0.87%	0.80%	0.78%
Ratio of gross expenses to average net assets[5]	0.97%	0.94%	0.87%	0.80%	0.78%
Ratio of net investment income to average net assets[2]	0.16%	0.12%	0.50%	0.53%	0.59%
Portfolio turnover	33%	42%	64%	12%	47%
Net assets end of year (000’s) omitted	$416,208	$642,461	$820,318	$1,344,231	$2,784,650

AMG Managers Montag & Caldwell Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class R	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$20.29	$19.14	$26.22	$29.21	$28.33
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.07)	(0.07)	0.00 [6]	0.01	0.03
Net realized and unrealized gain (loss) on investments	1.66	3.15	(0.31)	2.01	2.91
Total income (loss) from investment operations	1.59	3.08	(0.31)	2.02	2.94
Less Distributions to Shareholders from:
Net investment income	—	(0.03)	(0.02)	(0.01)	(0.10)
Net realized gain on investments	(1.94)	(1.90)	(6.75)	(5.00)	(1.96)
Total distributions to shareholders	(1.94)	(1.93)	(6.77)	(5.01)	(2.06)
Net Asset Value, End of Year	$19.94	$20.29	$19.14	$26.22	$29.21
Total Return[2,3]	8.20%	17.77%	(2.02)%	7.66%	10.74%
Ratio of net expenses to average net assets	1.46%[4]	1.39%[4]	1.37%	1.30%	1.28%
Ratio of gross expenses to average net assets[5]	1.47%	1.41%	1.37%	1.30%	1.28%
Ratio of net investment income (loss) to average net assets[2]	(0.34)%	(0.35)%	(0.02)%	0.03%	0.09%
Portfolio turnover	33%	42%	64%	12%	47%
Net assets end of year (000’s) omitted	$607	$674	$5,458	$5,877	$7,701

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to less than 0.01% and 0.01% for the fiscal years ended 2018 and 2017, respectively.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Less than $0.005 per share.

AMG River Road Dividend All Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.87	$12.18	$12.67	$14.05	$13.99
Income (loss) from Investment Operations:
Net investment income[1]	0.22 [2]	0.22 [2]	0.24 [2]	0.21	0.42
Net realized and unrealized gain (loss) on investments	0.06	1.54	0.65	(0.20)	0.89
Total income from investment operations	0.28	1.76	0.89	0.01	1.31
Less Distributions to Shareholders from:
Net investment income	(0.28)	(0.21)	(0.22)	(0.22)	(0.44)
Net realized gain on investments	(0.58)	(0.86)	(1.16)	(1.17)	(0.81)
Total distributions to shareholders	(0.86)	(1.07)	(1.38)	(1.39)	(1.25)
Net Asset Value, End of Year	$12.29	$12.87	$12.18	$12.67	$14.05
Total Return[1,3]	2.06%	14.79%	7.88%	(0.23)%	9.89%
Ratio of net expenses to average net assets	1.10%[4]	1.11%[4]	1.10%	1.10%	1.09%
Ratio of gross expenses to average net assets[5]	1.11%	1.12%	1.10%	1.10%	1.09%
Ratio of net investment income to average net assets[1]	1.78%	1.75%	2.00%	1.62%	2.96%
Portfolio turnover	27%	28%	47%	27%	32%
Net assets end of year (000’s) omitted	$100,420	$136,534	$295,797	$214,789	$349,937

AMG River Road Dividend All Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.86	$12.17	$12.66	$14.04	$13.98
Income (loss) from Investment Operations:
Net investment income[1]	0.26 [2]	0.24 [2]	0.28 [2]	0.25	0.44
Net realized and unrealized gain (loss) on investments	0.06	1.55	0.64	(0.20)	0.90
Total income from investment operations	0.32	1.79	0.92	0.05	1.34
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.24)	(0.25)	(0.26)	(0.47)
Net realized gain on investments	(0.58)	(0.86)	(1.16)	(1.17)	(0.81)
Total distributions to shareholders	(0.89)	(1.10)	(1.41)	(1.43)	(1.28)
Net Asset Value, End of Year	$12.29	$12.86	$12.17	$12.66	$14.04
Total Return[1,3]	2.38%	15.07%	8.15%	0.02%	10.18%
Ratio of net expenses to average net assets	0.84%[4]	0.86%[4]	0.85%	0.85%	0.84%
Ratio of gross expenses to average net assets[5]	0.85%	0.87%	0.85%	0.85%	0.84%
Ratio of net investment income to average net assets[1]	2.04%	1.93%	2.30%	1.87%	3.21%
Portfolio turnover	27%	28%	47%	27%	32%
Net assets end of year (000’s) omitted	$743,984	$788,023	$555,064	$635,189	$788,322

AMG River Road Dividend All Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[6]
Net Asset Value, Beginning of Period	$12.86	$12.80
Income from Investment Operations:
Net investment income[1]	0.26 [2]	0.01 [2]
Net realized and unrealized gain on investments	0.06	0.07
Total income from investment operations	0.32	0.08
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.02)
Net realized gain on investments	(0.58)	—
Total distributions to shareholders	(0.89)	(0.02)
Net Asset Value, End of Period	$12.29	$12.86
Total Return[1,3]	2.42%	0.59%[7]
Ratio of net expenses to average net assets	0.78%[4]	0.78%[4,8]
Ratio of gross expenses to average net assets[5]	0.79%	0.79%[8]
Ratio of net investment income to average net assets[1]	2.10%	0.79%[8]
Portfolio turnover	27%	28%[7]
Net assets end of period (000’s) omitted	$619	$257

[1]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to less than 0.01%.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	The commencement of operations for Class Z shares was October 2, 2017.
[7]	Not annualized.
[8]	Annualized.

AMG River Road Dividend All Cap Value Fund II

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$14.80	$13.52	$12.99	$13.69	$12.89
Income (loss) from Investment Operations:
Net investment income[1]	0.27 [2]	0.24 [2]	0.26 [2]	0.22 [2]	0.36
Net realized and unrealized gain (loss) on investments	0.12	1.80	0.71	(0.26)	0.96
Total income (loss) from investment operations	0.39	2.04	0.97	(0.04)	1.32
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.20)	(0.25)	(0.23)	(0.38)
Net realized gain on investments	(0.74)	(0.56)	(0.19)	(0.43)	(0.14)
Total distributions to shareholders	(1.07)	(0.76)	(0.44)	(0.66)	(0.52)
Net Asset Value, End of Year	$14.12	$14.80	$13.52	$12.99	$13.69
Total Return[1,3]	2.56%	15.33%	7.61%	(0.47)%	10.46%
Ratio of net expenses to average net assets	1.19%[4]	1.20%[4]	1.18%	1.15%	1.25%
Ratio of gross expenses to average net assets[5]	1.19%	1.20%	1.18%	1.15%	1.17%
Ratio of net investment income to average net assets[1]	1.85%	1.69%	1.99%	1.62%	2.72%
Portfolio turnover	28%	27%	34%	35%	29%
Net assets end of year (000’s) omitted	$2,176	$3,090	$3,394	$2,930	$7,037

AMG River Road Dividend All Cap Value Fund II

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$14.82	$13.53	$13.00	$13.69	$12.89
Income (loss) from Investment Operations:
Net investment income[1]	0.31 [2]	0.28 [2]	0.29 [2]	0.25 [2]	0.39
Net realized and unrealized gain (loss) on investments	0.12	1.80	0.71	(0.25)	0.96
Total income from investment operations	0.43	2.08	1.00	—	1.35
Less Distributions to Shareholders from:
Net investment income	(0.36)	(0.23)	(0.28)	(0.26)	(0.41)
Net realized gain on investments	(0.74)	(0.56)	(0.19)	(0.43)	(0.14)
Total distributions to shareholders	(1.10)	(0.79)	(0.47)	(0.69)	(0.55)
Net Asset Value, End of Year	$14.15	$14.82	$13.53	$13.00	$13.69
Total Return[1,3]	2.86%	15.65%	7.87%	(0.13)%	10.73%
Ratio of net expenses to average net assets	0.91%[4]	0.91%[4]	0.93%	0.90%	1.00%
Ratio of gross expenses to average net assets[5]	0.91%	0.91%	0.93%	0.90%	0.92%
Ratio of net investment income to average net assets[1]	2.13%	1.96%	2.24%	1.87%	2.97%
Portfolio turnover	28%	27%	34%	35%	29%
Net assets end of year (000’s) omitted	$84,438	$118,876	$114,532	$121,414	$125,660

AMG River Road Dividend All Cap Value Fund II

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[6]
Net Asset Value, Beginning of Period	$14.82	$14.74
Income (loss) from Investment Operations:
Net investment income (loss)[1]	0.32 [2]	(0.01)[2]
Net realized and unrealized gain on investments	0.12	0.11
Total income from investment operations	0.44	0.10
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.02)
Net realized gain on investments	(0.74)	—
Total distributions to shareholders	(1.11)	(0.02)
Net Asset Value, End of Period	$14.15	$14.82
Total Return[1,3]	2.93%	0.65%[7]
Ratio of net expenses to average net assets	0.84%[4]	0.90%[4,8]
Ratio of gross expenses to average net assets[5]	0.84%	0.90%[8]
Ratio of net investment income (loss) to average net assets[1]	2.19%	(0.47)%[8]
Portfolio turnover	28%	27%[7]
Net assets end of period (000’s) omitted	$176	$321

[1]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01% and 0.01% for Class N, Class I and Class Z, respectively, for the year ended October 31, 2018 and less than 0.01% for the period ended October 31, 2017.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	The commencement of operations was October 2, 2017.
[7]	Not annualized.
[8]	Annualized.

AMG Managers Fairpointe Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$41.95	$37.48	$37.56	$46.89	$45.40
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.08	(0.02)	0.16	0.12	(0.06)
Net realized and unrealized gain (loss) on investments	(0.95)	6.33	1.92	(1.83)	5.82
Total income (loss) from investment operations	(0.87)	6.31	2.08	(1.71)	5.76
Less Distributions to Shareholders from:
Net investment income	—	(0.13)	(0.11)	(0.04)	—
Net realized gain on investments	(2.81)	(1.71)	(2.05)	(7.58)	(4.27)
Total distributions to shareholders	(2.81)	(1.84)	(2.16)	(7.62)	(4.27)
Net Asset Value, End of Year	$38.27	$41.95	$37.48	$37.56	$46.89
Total Return[2,3]	(2.82)%	16.87%	6.01%	(5.02)%	13.32%
Ratio of net expenses to average net assets	1.12%	1.12%	1.12%	1.11%	1.10%
Ratio of gross expenses to average net assets[4]	1.13%	1.13%	1.12%	1.11%	1.10%
Ratio of net investment income (loss) to average net assets[2]	0.19%	(0.05)%	0.44%	0.27%	(0.12)%
Portfolio turnover	18%	28%	24%	32%	50%
Net assets end of year (000’s) omitted	$893,685	$1,292,107	$1,374,982	$1,861,753	$2,432,815

AMG Managers Fairpointe Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$42.97	$38.39	$38.44	$47.74	$46.10
Income (loss) from Investment Operations:
Net investment income[1,2]	0.19	0.08	0.25	0.23	0.05
Net realized and unrealized gain (loss) on investments	(0.99)	6.49	1.98	(1.89)	5.92
Total income (loss) from investment operations	(0.80)	6.57	2.23	(1.66)	5.97
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.24)	(0.23)	(0.06)	(0.06)
Net realized gain on investments	(2.81)	(1.75)	(2.05)	(7.58)	(4.27)
Total distributions to shareholders	(2.84)	(1.99)	(2.28)	(7.64)	(4.33)
Net Asset Value, End of Year	$39.33	$42.97	$38.39	$38.44	$47.74
Total Return[2,3]	(2.56)%	17.16%	6.26%	(4.78)%	13.61%
Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.86%	0.85%
Ratio of gross expenses to average net assets[4]	0.88%	0.88%	0.87%	0.86%	0.85%
Ratio of net investment income to average net assets[2]	0.44%	0.20%	0.68%	0.52%	0.13%
Portfolio turnover	18%	28%	24%	32%	50%
Net assets end of year (000’s) omitted	$1,754,203	$2,668,464	$2,135,998	$2,838,642	$3,531,114

AMG Managers Fairpointe Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[5]
Net Asset Value, Beginning of Period	$42.98	$44.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.22	0.00 [6]
Net realized and unrealized loss on investments	(0.98)	(1.26)
Total loss from investment operations	(0.76)	(1.26)
Less Distributions to Shareholders from:
Net investment income	(0.07)	—
Net realized gain on investments	(2.81)	—
Total distributions to shareholders	(2.88)	—
Net Asset Value, End of Period	$39.34	$42.98
Total Return[2,3]	(2.48)%	(2.85)%[7]
Ratio of net expenses to average net assets	0.79%	0.79%[8]
Ratio of gross expenses to average net assets[4]	0.80%	0.80%[8]
Ratio of net investment income to average net assets[2]	0.52%	0.01%[8]
Portfolio turnover	18%	28%[7]
Net assets end of period (000’s) omitted	$205,203	$9,625

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	Commencement of operations was on October 2, 2017.
[6]	Less than $0.005 per share.
[7]	Not annualized.
[8]	Annualized.

AMG Managers LMCG Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$15.30	$12.19	$14.47	$14.76	$14.71
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.12)	(0.09)[3]	(0.11)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	1.72	3.20	(2.17)	0.40	2.21
Total income (loss) from investment operations	1.60	3.11	(2.28)	0.25	2.08
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—
Net realized gain on investments	—	—	(0.00)[4]	(0.54)	(2.03)
Total distributions to shareholders	—	—	(0.00)[4]	(0.54)	(2.03)
Net Asset Value, End of Year	$16.90	$15.30	$12.19	$14.47	$14.76
Total Return[2,5]	10.46%	25.51%	(15.74)%	1.65%	15.18%
Ratio of net expenses to average net assets	1.31%[6]	1.23%[6]	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets[7]	1.43%	1.36%	1.51%	1.53%	1.67%
Ratio of net investment loss to average net assets[2]	(0.73)%	(0.65)%	(1.00)%	(1.00)%	(0.90)%
Portfolio turnover	161%	151%	138%	79%	144%
Net assets end of year (000’s) omitted	$37,232	$45,902	$53,816	$154,394	$37,099

AMG Managers LMCG Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$15.54	$12.36	$14.64	$14.89	$14.81
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.09)	(0.07)[3]	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.75	3.25	(2.20)	0.41	2.23
Total income (loss) from investment operations	1.66	3.18	(2.28)	0.29	2.14
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.03)
Net realized gain on investments	—	—	(0.00)[4]	(0.54)	(2.03)
Total distributions to shareholders	—	—	(0.00)[4]	(0.54)	(2.06)
Net Asset Value, End of Year	$17.20	$15.54	$12.36	$14.64	$14.89
Total Return[2,5]	10.68%	25.73%	(15.56)%	1.91%	15.51%
Ratio of net expenses to average net assets	1.10%[6]	1.05%[6]	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets[7]	1.22%	1.18%	1.25%	1.28%	1.42%
Ratio of net investment loss to average net assets[2]	(0.52)%	(0.47)%	(0.59)%	(0.75)%	(0.65)%
Portfolio turnover	161%	151%	138%	79%	144%
Net assets end of year (000’s) omitted	$65,802	$79,652	$58,020	$76,989	$15,083

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11) and $(0.09) for Class N and Class I shares, respectively.
[4]	Less than $0.005 or $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to less than 0.01% and 0.01% for the fiscal years ended 2018 and 2017, respectively.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG River Road Small-Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$8.23	$7.04	$7.63	$8.77	$10.28
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03)	(0.03)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain on investments	0.57	1.81	0.56	0.33	0.03
Total income from investment operations	0.54	1.78	0.52	0.29	—
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	—	—	(0.02)
Net realized gain on investments	(1.13)	(0.58)	(1.11)	(1.43)	(1.49)
Total distributions to shareholders	(1.15)	(0.59)	(1.11)	(1.43)	(1.51)
Net Asset Value, End of Year	$7.62	$8.23	$7.04	$7.63	$8.77
Total Return[2,3]	7.09%	26.18%	8.55%	3.26%	(0.23)%
Ratio of net expenses to average net assets	1.32%[4]	1.35%[4]	1.50%	1.49%	1.45%
Ratio of gross expenses to average net assets[5]	1.36%	1.46%	1.62%	1.49%	1.45%
Ratio of net investment loss to average net assets[2]	(0.35)%	(0.33)%	(0.52)%	(0.52)%	(0.36)%
Portfolio turnover	46%	57%	65%	59%	64%
Net assets end of year (000’s) omitted	$17,840	$7,810	$4,942	$5,038	$8,388

AMG River Road Small-Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$8.38	$7.16	$7.76	$8.88	$10.38
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01)	0.00 [6]	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.57	1.84	0.55	0.33	0.04
Total income from investment operations	0.56	1.84	0.53	0.31	0.03
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.03)	(0.02)	—	(0.04)
Net realized gain on investments	(1.13)	(0.59)	(1.11)	(1.43)	(1.49)
Total distributions to shareholders	(1.16)	(0.62)	(1.13)	(1.43)	(1.53)
Net Asset Value, End of Year	$7.78	$8.38	$7.16	$7.76	$8.88
Total Return[2,3]	7.32%	26.63%	8.64%	3.60%	0.00%
Ratio of net expenses to average net assets	1.08%[4]	1.10%[4]	1.25%	1.24%	1.20%
Ratio of gross expenses to average net assets[5]	1.12%	1.21%	1.38%	1.24%	1.20%
Ratio of net investment loss to average net assets[2]	(0.11)%	(0.06)%	(0.24)%	(0.27)%	(0.11)%
Portfolio turnover	46%	57%	65%	59%	64%
Net assets end of year (000’s) omitted	$51,400	$36,547	$34,913	$92,073	$176,166

AMG River Road Small-Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[7]
Net Asset Value, Beginning of Period	$8.37	$8.48
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.58	(0.10)
Total income (loss) from investment operations	0.57	(0.11)
Less Distributions to Shareholders from:
Net investment income	(0.04)	—
Net realized gain on investments	(1.13)	—
Total distributions to shareholders	(1.17)	—
Net Asset Value, End of Period	$7.77	$8.37
Total Return[2,3]	7.37%	(1.30)%[8]
Ratio of net expenses to average net assets	1.03%[4]	1.04%[4,9]
Ratio of gross expenses to average net assets[5]	1.07%	1.48%[9]
Ratio of net investment loss to average net assets[2]	(0.06)%	(0.71)%[9]
Portfolio turnover	46%	57%[8]
Net assets end of period (000’s) omitted	$136	$49

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01%.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Less than $0.005 per share.
[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG River Road Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$14.46	$12.29	$12.20	$13.53	$17.05
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.05)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain on investments	0.79	2.88	0.85	0.72	0.14
Total income from investment operations	0.74	2.83	0.81	0.66	0.10
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.04)
Net realized gain on investments	(1.94)	(0.66)	(0.72)	(1.99)	(3.58)
Total distributions to shareholders	(1.94)	(0.66)	(0.72)	(1.99)	(3.62)
Net Asset Value, End of Year	$13.26	$14.46	$12.29	$12.20	$13.53
Total Return[2,3]	5.41%	23.43%	7.22%	5.15%	(0.05)%
Ratio of net expenses to average net assets	1.35%[4]	1.35%[4]	1.34%	1.34%	1.33%
Ratio of gross expenses to average net assets[5]	1.36%	1.36%	1.34%	1.34%	1.33%
Ratio of net investment loss to average net assets[2]	(0.34)%	(0.36)%	(0.31)%	(0.45)%	(0.26)%
Portfolio turnover	41%	42%	57%	61%	66%
Net assets end of year (000’s) omitted	$28,444	$31,657	$21,765	$25,246	$49,049

AMG River Road Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$14.68	$12.44	$12.31	$13.60	$17.13
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01)	(0.01)	(0.01)	(0.03)	(0.00)[6]
Net realized and unrealized gain on investments	0.79	2.92	0.86	0.73	0.13
Total income from investment operations	0.78	2.91	0.85	0.70	0.13
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	(0.08)
Net realized gain on investments	(1.94)	(0.67)	(0.72)	(1.99)	(3.58)
Total distributions to shareholders	(1.95)	(0.67)	(0.72)	(1.99)	(3.66)
Net Asset Value, End of Year	$13.51	$14.68	$12.44	$12.31	$13.60
Total Return[2,3]	5.60%	23.80%	7.50%	5.45%	0.16%
Ratio of net expenses to average net assets	1.10%[4]	1.10%[4]	1.09%	1.09%	1.08%
Ratio of gross expenses to average net assets[5]	1.11%	1.11%	1.09%	1.09%	1.08%
Ratio of net investment loss to average net assets[2]	(0.09)%	(0.11)%	(0.06)%	(0.20)%	(0.01)%
Portfolio turnover	41%	42%	57%	61%	66%
Net assets end of year (000’s) omitted	$330,245	$279,574	$246,753	$245,192	$250,173

AMG River Road Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[7]
Net Asset Value, Beginning of Period	$14.68	$14.68
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.00 [6]	(0.01)
Net realized and unrealized gain on investments	0.79	0.01
Total income from investment operations	0.79	—
Less Distributions to Shareholders from:
Net investment income	(0.02)	—
Net realized gain on investments	(1.94)	—
Total distributions to shareholders	(1.96)	—
Net Asset Value, End of Period	$13.51	$14.68
Total Return[2,3]	5.71%	0.00%[8]
Ratio of net expenses to average net assets	1.00%	1.03%[9]
Ratio of gross expenses to average net assets[5]	1.01%	1.03%[9]
Ratio of net investment income (loss) to average net assets[2]	0.01%	(0.58)%[9]
Portfolio turnover	41%	42%[8]
Net assets end of period (000’s) omitted	$163	$154

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01%.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Less than $0.005 or $(0.005) per share.
[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG Managers Silvercrest Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$19.28	$15.43	$15.20	$15.20	$14.54
Income (loss) from Investment Operations:
Net investment income (loss)[1]	(0.04)[2]	(0.02)[2]	0.02 [2]	0.01 [2]	0.01
Net realized and unrealized gain (loss) on investments	(1.07)	4.00	0.80	0.31	1.16
Total income (loss) from investment operations	(1.11)	3.98	0.82	0.32	1.17
Less Distributions to Shareholders from:
Net investment income	—	—	(0.04)	(0.02)	(0.00)[3]
Net realized gain on investments	(1.48)	(0.13)	(0.55)	(0.30)	(0.51)
Total distributions to shareholders	(1.48)	(0.13)	(0.59)	(0.32)	(0.51)
Net Asset Value, End of Year	$16.69	$19.28	$15.43	$15.20	$15.20
Total Return[1,4]	(6.43)%	25.83%	5.73%	2.14%	8.18%
Ratio of net expenses to average net assets	1.37%[5]	1.37%[5]	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets[6]	1.43%	1.43%	1.45%	1.47%	1.61%
Ratio of net investment income (loss) to average net assets[1]	(0.19)%	(0.12)%	0.16%	0.04%	0.04%
Portfolio turnover	34%	40%	32%	36%	32%
Net assets end of year (000’s) omitted	$12,745	$25,451	$20,228	$19,061	$6,673

AMG Managers Silvercrest Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$19.44	$15.56	$15.30	$15.27	$14.59
Income (loss) from Investment Operations:
Net investment income[1]	0.01 [2]	0.02 [2]	0.06 [2]	0.04 [2]	0.05
Net realized and unrealized gain (loss) on investments	(1.08)	4.03	0.81	0.32	1.17
Total income (loss) from investment operations	(1.07)	4.05	0.87	0.36	1.22
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.04)	(0.06)	(0.03)	(0.03)
Net realized gain on investments	(1.48)	(0.13)	(0.55)	(0.30)	(0.51)
Total distributions to shareholders	(1.50)	(0.17)	(0.61)	(0.33)	(0.54)
Net Asset Value, End of Year	$16.87	$19.44	$15.56	$15.30	$15.27
Total Return[1,4]	(6.16)%	26.07%	6.04%	2.37%	8.47%
Ratio of net expenses to average net assets	1.13%[5]	1.12%[5]	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets[6]	1.19%	1.18%	1.21%	1.22%	1.36%
Ratio of net investment income to average net assets[1]	0.05%	0.12%	0.40%	0.29%	0.29%
Portfolio turnover	34%	40%	32%	36%	32%
Net assets end of year (000’s) omitted	$191,477	$241,626	$181,964	$145,402	$62,215

AMG Managers Silvercrest Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[7]
Net Asset Value, Beginning of Period	$19.45	$19.24
Income (loss) from Investment Operations:
Net investment income (loss)[1]	0.02 [2]	(0.01)[2]
Net realized and unrealized gain (loss) on investments	(1.09)	0.22
Total income (loss) from investment operations	(1.07)	0.21
Less Distributions to Shareholders from:
Net investment income	(0.03)	—
Net realized gain on investments	(1.48)	—
Total distributions to shareholders	(1.51)	—
Net Asset Value, End of Period	$16.87	$19.45
Total Return[1,4]	(6.14)%	1.09%[8]
Ratio of net expenses to average net assets	1.06%[5]	1.08%[5,9]
Ratio of gross expenses to average net assets[6]	1.12%	1.08%[9]
Ratio of net investment income (loss) to average net assets[1]	0.12%	(0.44)%[9]
Portfolio turnover	34%	40%[8]
Net assets end of period (000’s) omitted	$33,273	$206

[1]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	Less than $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended October 31, 2018, and 0.03%, 0.03% and 0.01% for Class N, Class I and Class Z, respectively, for the fiscal period ended 2017.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG GW&K U.S. Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$4.68	$3.58	$18.59	$22.07	$24.06
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03)	(0.03)	(0.06)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	0.19	1.14	(0.62)	(0.62)	0.30
Total income (loss) from investment operations	0.16	1.11	(0.68)	(0.74)	0.17
Less Distributions to Shareholders from:
Net realized gain on investments	(0.72)	(0.01)	(14.33)	(2.74)	(2.16)
Total distributions to shareholders	(0.72)	(0.01)	(14.33)	(2.74)	(2.16)
Net Asset Value, End of Year	$4.12	$4.68	$3.58	$18.59	$22.07
Total Return[2,3]	3.41%	30.91%	(4.39)%	(4.12)%	0.57%
Ratio of net expenses to average net assets	1.17%[4]	1.23%[4]	1.36%	1.31%	1.31%
Ratio of gross expenses to average net assets[5]	1.38%	1.51%	1.39%	1.31%	1.31%
Ratio of net investment loss to average net assets[2]	(0.70)%	(0.72)%	(0.76)%	(0.58)%	(0.57)%
Portfolio turnover	36%	24%	106%[6]	65%	70%[6,7]
Net assets end of year (000’s) omitted	$24,762	$26,671	$30,977	$241,283	$336,350

AMG GW&K U.S. Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$5.61	$4.27	$19.30	$22.76	$24.69
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03)	(0.02)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.24	1.37	(0.65)	(0.65)	0.30
Total income (loss) from investment operations	0.21	1.35	(0.70)	(0.72)	0.23
Less Distributions to Shareholders from:
Net realized gain on investments	(0.72)	(0.01)	(14.33)	(2.74)	(2.16)
Total distributions to shareholders	(0.72)	(0.01)	(14.33)	(2.74)	(2.16)
Net Asset Value, End of Year	$5.10	$5.61	$4.27	$19.30	$22.76
Total Return[2,3]	3.78%	31.57%	(4.27)%	(3.93)%	0.86%
Ratio of net expenses to average net assets	0.95%[4]	1.00%[4]	1.11%	1.06%	1.06%
Ratio of gross expenses to average net assets[5]	1.16%	1.28%	1.16%	1.06%	1.06%
Ratio of net investment loss to average net assets[2]	(0.48)%	(0.49)%	(0.53)%	(0.33)%	(0.32)%
Portfolio turnover	36%	24%	106%[6]	65%	70%[6,7]
Net assets end of year (000’s) omitted	$9,381	$9,798	$11,032	$307,403	$469,518

AMG GW&K U.S. Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[8]
Net Asset Value, Beginning of Period	$5.61	$4.85
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.02)	(0.02)
Net realized and unrealized gain on investments	0.23	0.78
Total income from investment operations	0.21	0.76
Less Distributions to Shareholders from:
Net realized gain on investments	(0.72)	—
Total distributions to shareholders	(0.72)	—
Net Asset Value, End of Period	$5.10	$5.61
Total Return[2,3]	3.78%	15.67%[9]
Ratio of net expenses to average net assets	0.85%[4]	0.89%[4,10]
Ratio of gross expenses to average net assets[5]	1.06%	1.13%[10]
Ratio of net investment loss to average net assets[2]	(0.38)%	(0.47)%[10]
Portfolio turnover	36%	24%[9]
Net assets end of period (000’s) omitted	$155	$143

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Includes reduction from broker recapture amounting to 0.05% for the fiscal year ended October 31, 2018, and 0.05%, 0.05% and 0.01% for Class N, Class I and Class Z, respectively for the fiscal period ended 2017.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
[7]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.
[8]	The commencement of operations for Class Z shares was February 24, 2017.
[9]	Not annualized.
[10]	Annualized.

AMG Managers DoubleLine Core Plus Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.68	$10.77	$10.60	$10.86	$10.65
Income (loss) from Investment Operations:
Net investment income[1,2]	0.29	0.27	0.31	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.43)	0.01	0.17	(0.27)	0.22
Total income (loss) from investment operations	(0.14)	0.28	0.48	0.11	0.62
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.30)	(0.31)	(0.37)	(0.41)
Net realized gain on investments	—	(0.02)	—	—	—
Paid in capital	—	(0.05)	—	—	—
Total distributions to shareholders	(0.31)	(0.37)	(0.31)	(0.37)	(0.41)
Net Asset Value, End of Year	$10.23	$10.68	$10.77	$10.60	$10.86
Total Return[2,3]	(1.33)%	2.68%	4.62%	1.04%	5.96%
Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of gross expenses to average net assets[4]	1.01%	1.02%	1.02%	1.05%	1.08%
Ratio of net investment income to average net assets[2]	2.80%	2.58%	2.84%	3.32%	3.72%
Portfolio turnover	69%	106%	78%	59%	117%
Net assets end of year (000’s) omitted	$102,138	$169,646	$308,703	$188,286	$49,147

AMG Managers DoubleLine Core Plus Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.67	$10.76	$10.60	$10.86	$10.65
Income (loss) from Investment Operations:
Net investment income[1,2]	0.32	0.30	0.33	0.41	0.44
Net realized and unrealized gain (loss) on investments	(0.42)	0.01	0.17	(0.27)	0.21
Total income (loss) from investment operations	(0.10)	0.31	0.50	0.14	0.65
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.33)	(0.34)	(0.40)	(0.44)
Net realized gain on investments	—	(0.02)	—	—	—
Paid in capital	—	(0.05)	—	—	—
Total distributions to shareholders	(0.34)	(0.40)	(0.34)	(0.40)	(0.44)
Net Asset Value, End of Year	$10.23	$10.67	$10.76	$10.60	$10.86
Total Return[2,3]	(0.98)%	2.95%	4.79%	1.28%	6.22%
Ratio of net expenses to average net assets	0.69%	0.68%	0.69%	0.69%	0.69%
Ratio of gross expenses to average net assets[4]	0.76%	0.76%	0.77%	0.80%	0.83%
Ratio of net investment income to average net assets[2]	3.05%	2.83%	3.11%	3.57%	3.97%
Portfolio turnover	69%	106%	78%	59%	117%
Net assets end of year (000’s) omitted	$467,024	$507,600	$398,514	$304,051	$158,198

AMG Managers DoubleLine Core Plus Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[5]
Net Asset Value, Beginning of Period	$10.68	$10.69
Income (loss) from Investment Operations:
Net investment income[1,2]	0.33	0.03
Net realized and unrealized loss on investments	(0.43)	(0.01)
Total income (loss) from investment operations	(0.10)	0.02
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.03)
Paid in capital	—	(0.00)[6]
Total distributions to shareholders	(0.34)	(0.03)
Net Asset Value, End of Period	$10.24	$10.68
Total Return[2,3]	(0.91)%	0.17%[7]
Ratio of net expenses to average net assets	0.61%	0.60%[8]
Ratio of gross expenses to average net assets[4]	0.68%	0.63%[8]
Ratio of net investment income to average net assets[2]	3.13%	2.74%[8]
Portfolio turnover	69%	106%[7]
Net assets end of period (000’s) omitted	$1,955	$1,597

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	The commencement of operations was October 2, 2017.
[6]	Less than $(0.005) per share.
[7]	Not annualized.
[8]	Annualized.

AMG Managers Lake Partners LASSO Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.41	$11.81	$12.76	$13.64	$13.34
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.04	(0.05)	0.02	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.42)	0.70	(0.17)	(0.34)	0.50 [3]
Total income (loss) from investment operations	(0.38)	0.65	(0.15)	(0.38)	0.43
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.09)
Net realized gain on investments	(0.58)	(0.05)	(0.80)	(0.50)	(0.04)
Total distributions to shareholders	(0.58)	(0.05)	(0.80)	(0.50)	(0.13)
Net Asset Value, End of Year	$11.45	$12.41	$11.81	$12.76	$13.64
Total Return[2,4]	(3.30)%	5.51%	(1.18)%	(2.87)%	3.27%
Ratio of net expenses to average net assets[5]	1.40%	1.40%	1.40%	1.41%	1.43%
Ratio of gross expenses to average net assets[5,6]	1.58%	1.49%	1.47%	1.43%	1.41%
Ratio of net investment income (loss) to average net assets[2]	0.32%	(0.42)%	0.13%	(0.31)%	(0.53)%
Portfolio turnover	41%	29%	30%	73%	46%
Net assets end of year (000’s) omitted	$8,980	$8,880	$32,630	$40,667	$44,386

AMG Managers Lake Partners LASSO Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.49	$11.86	$12.81	$13.69	$13.38
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.07	(0.02)	0.07	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.42)	0.70	(0.19)	(0.33)[3]	0.51 [3]
Total income (loss) from investment operations	(0.35)	0.68	(0.12)	(0.34)	0.47
Less Distributions to Shareholders from:
Net investment income	(0.03)	—	(0.03)	(0.04)	(0.12)
Net realized gain on investments	(0.58)	(0.05)	(0.80)	(0.50)	(0.04)
Total distributions to shareholders	(0.61)	(0.05)	(0.83)	(0.54)	(0.16)
Net Asset Value, End of Year	$11.53	$12.49	$11.86	$12.81	$13.69
Total Return[2,4]	(3.07)%	5.74%	(0.91)%	(2.62)%	3.56%
Ratio of net expenses to average net assets[5]	1.15%	1.15%	1.15%	1.16%	1.18%
Ratio of gross expenses to average net assets[5,6]	1.33%	1.24%	1.22%	1.18%	1.16%
Ratio of net investment income (loss) to average net assets[2]	0.57%	(0.17)%	0.57%	(0.06)%	(0.28)%
Portfolio turnover	41%	29%	30%	73%	46%
Net assets end of year (000’s) omitted	$18,021	$41,245	$70,054	$169,072	$477,157

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes capital contribution of less than $0.01 per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Does not include expenses of the underlying funds in which the Fund invests.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG River Road Long-Short Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.33	$11.04	$11.48	$11.35	$12.02
Income (loss) from Investment Operations:
Net investment loss[1]	(0.03)[2,3]	(0.25)[2]	(0.19)[2]	(0.14)[2]	(0.19)
Net realized and unrealized gain (loss) on investments	(0.11)	1.54	0.13	0.57	(0.19)
Total income (loss) from investment operations	(0.14)	1.29	(0.06)	0.43	(0.38)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.38)	(0.30)	(0.29)
Total distributions to shareholders	—	—	(0.38)	(0.30)	(0.29)
Net Asset Value, End of Year	$12.19	$12.33	$11.04	$11.48	$11.35
Total Return[1,4]	(1.14)%	11.69%	(0.52)%	3.79%	(3.27)%
Ratio of net expenses to average net assets[5]	3.12%[6]	3.60%[6]	3.46%	2.89%	2.58%
Ratio of gross expenses to average net assets[7]	3.41%	3.75%	3.62%	2.87%	2.53%
Ratio of net investment loss to average net assets[1]	(0.25)%	(2.23)%	(1.75)%	(1.19)%	(1.59)%
Portfolio turnover	189%	186%	298%	279%	303%
Net assets end of year (000’s) omitted	$3,749	$5,508	$8,713	$27,983	$109,140

AMG River Road Long-Short Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.48	$11.15	$11.56	$11.40	$12.05
Income (loss) from Investment Operations:
Net investment loss[1]	0.00 [2,3,8]	(0.24)[2]	(0.18)[2]	(0.11)[2]	(0.16)
Net realized and unrealized gain (loss) on investments	(0.11)	1.57	0.15	0.57	(0.20)
Total income (loss) from investment operations	(0.11)	1.33	(0.03)	0.46	(0.36)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.38)	(0.30)	(0.29)
Total distributions to shareholders	—	—	(0.38)	(0.30)	(0.29)
Net Asset Value, End of Year	$12.37	$12.48	$11.15	$11.56	$11.40
Total Return[1,4]	(0.88)%	11.93%	(0.24)%	4.04%	(3.01)%
Ratio of net expenses to average net assets[5]	2.87%[6]	3.35%[6]	3.24%	2.64%	2.33%
Ratio of gross expenses to average net assets[7]	3.16%	3.50%	3.39%	2.62%	2.28%
Ratio of net investment loss to average net assets[1]	0.00%[9]	(1.98)%	(1.67)%	(0.94)%	(1.34)%
Portfolio turnover	189%	186%	298%	279%	303%
Net assets end of year (000’s) omitted	$24,925	$29,030	$37,549	$49,088	$110,271

AMG River Road Long-Short Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[10]
Net Asset Value, Beginning of Period	$12.49	$12.53
Income (loss) from Investment Operations:
Net investment income (loss)[1]	0.01 [2,3]	(0.02)[2]
Net realized and unrealized loss on investments	(0.12)	(0.02)
Total loss from investment operations	(0.11)	(0.04)
Net Asset Value, End of Period	$12.38	$12.49
Total Return[1,4]	(0.88)%	(0.32)%[11]
Ratio of net expenses to average net assets[5]	2.79%[6]	3.38%[6,12]
Ratio of gross expenses to average net assets[7]	3.08%	3.38%[12]
Ratio of net investment income (loss) to average net assets[1]	0.09%	(2.74)%[12]
Portfolio turnover	189%	186%[11]
Net assets end of period (000’s) omitted	$73	$25

[1]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[2]	Per share numbers have been calculated using average shares.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17), $(0.14), and $(0.13) for Class N, Class I and Class Z shares, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.45%, 1.20% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2018, 1.48%, 1.23% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2017, and 1.70% and 1.45% for Class N and Class I, respectively, for each of the fiscal periods ended 2016, 2015, and 2014.

[6]

Includes reduction from brokerage recapture amounting to 0.02% for the fiscal year ended October 31, 2018, and 0.02%, 0.02%, and less than 0.01% for Class N, Class I, and Class Z, respectively, for the fiscal period ended 2017.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Less than $0.005 per share.
[9]	Less than 0.005%.
[10]	Commencement of operations was on October 2, 2017.
[11]	Not annualized.
[12]	Annualized.

AMG Managers Guardian Capital Global Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class N	2018	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$11.47	$9.67	$10.30	$10.51	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.24 [3]	0.24 [3,4]	0.22 [3]	0.24	0.13
Net realized and unrealized gain (loss) on investments	(0.59)	1.73	(0.62)	(0.23)	0.49
Total income (loss) from investment operations	(0.35)	1.97	(0.40)	0.01	0.62
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.17)	(0.23)	(0.22)	(0.11)
Net realized gain on investments	(0.05)	—	—	—	—
Total distributions to shareholders	(0.32)	(0.17)	(0.23)	(0.22)	(0.11)
Net Asset Value, End of Period	$10.80	$11.47	$9.67	$10.30	$10.51
Total Return[2,5]	(3.19)%	20.51%	(3.91)%	0.07%	6.17%[6]
Ratio of net expenses to average net assets	1.08%	1.07%	1.30%	1.30%	1.30%[7]
Ratio of gross expenses to average net assets[8]	1.14%	1.12%	3.34%	4.10%	5.21%[7]
Ratio of net investment income to average net assets[2]	2.07%	2.27%	2.24%	2.28%	2.17%[7]
Portfolio turnover	74%	34%	36%	28%	16%[6]
Net assets end of period (000’s) omitted	$1,106	$1,167	$997	$1,054	$1,052

AMG Managers Guardian Capital Global Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class I	2018	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$11.41	$9.65	$10.28	$10.52	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.24 [3]	0.24 [3,4]	0.23 [3]	0.27	0.14
Net realized and unrealized gain (loss) on investments	(0.59)	1.74	(0.60)	(0.25)	0.50
Total income (loss) from investment operations	(0.35)	1.98	(0.37)	0.02	0.64
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.22)	(0.26)	(0.26)	(0.12)
Net realized gain on investments	(0.05)	—	—	—	—
Total distributions to shareholders	(0.32)	(0.22)	(0.26)	(0.26)	(0.12)
Net Asset Value, End of Period	$10.74	$11.41	$9.65	$10.28	$10.52
Total Return[2,5]	(3.18)%	20.66%	(3.68)%	0.14%	6.39%[6]
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%[7]
Ratio of gross expenses to average net assets[8]	1.11%	1.10%	2.82%	3.85%	4.96%[7]
Ratio of net investment income to average net assets[2]	2.11%	2.28%	2.32%	2.52%	2.42%[7]
Portfolio turnover	74%	34%	36%	28%	16%[6]
Net assets end of period (000’s) omitted	$35,572	$36,280	$27,986	$3,292	$3,211

[1]	Commencement of operations was on April 11, 2014.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.23 for Class N and Class I.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Managers Pictet International Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class N	2018	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$11.60	$9.61	$9.56	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.12 [3]	0.04 [3]	0.13 [3]	0.10 [3]	0.09
Net realized and unrealized gain (loss) on investments	(1.31)	2.22	0.00 [4]	0.17 [5]	(0.75)
Total income (loss) from investment operations	(1.19)	2.26	0.13	0.27	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.07)	(0.02)	(0.03)	—
Net realized gain on investments	(0.33)	(0.20)	(0.06)	(0.02)	—
Total distributions to shareholders	(0.51)	(0.27)	(0.08)	(0.05)	—
Net Asset Value, End of Period	$9.90	$11.60	$9.61	$9.56	$9.34
Total Return[2,6]	(10.80)%	24.30%	1.42%[7]	3.02%	(6.60)%[8]
Ratio of net expenses to average net assets	1.27%	1.30%	1.40%	1.40%	1.40%[9]
Ratio of gross expenses to average net assets[10]	1.28%	1.31%	1.41%	1.92%	3.26%[9]
Ratio of net investment income to average net assets[2]	1.10%	0.38%	1.88%	1.06%	1.61%[9]
Portfolio turnover	51%	34%	38%	53%	26%[8]
Net assets end of period (000’s) omitted	$82,839	$4,006	$131	$1,056	$984

AMG Managers Pictet International Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class I	2018	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$11.59	$9.65	$9.60	$9.36	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.16 [3]	0.13 [3]	0.15 [3]	0.12 [3]	0.10
Net realized and unrealized gain (loss) on investments	(1.32)	2.16	0.00 [4]	0.19 [5]	(0.74)
Total income (loss) from investment operations	(1.16)	2.29	0.15	0.31	(0.64)
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.14)	(0.04)	(0.05)	—
Net realized gain on investments	(0.33)	(0.21)	(0.06)	(0.02)	—
Total distributions to shareholders	(0.50)	(0.35)	(0.10)	(0.07)	—
Net Asset Value, End of Period	$9.93	$11.59	$9.65	$9.60	$9.36
Total Return[2,6]	(10.57)%	24.55%	1.67%[11]	3.43%	(6.40)%[8]
Ratio of net expenses to average net assets	1.00%	1.06%	1.15%	1.15%	1.15%[9]
Ratio of gross expenses to average net assets[10]	1.01%	1.07%	1.15%	1.67%	3.01%[9]
Ratio of net investment income to average net assets[2]	1.38%	1.28%	2.13%	1.31%	1.86%[9]
Portfolio turnover	51%	34%	38%	53%	26%[8]
Net assets end of period (000’s) omitted	$208,184	$2,019,217	$1,336,050	$49,803	$8,467

AMG Managers Pictet International Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class Z	2018	2017[12]
Net Asset Value, Beginning of Period	$11.59	$11.40
Income (loss) from Investment Operations:
Net investment income[2]	0.16 [3]	0.00 [3,4]
Net realized and unrealized gain (loss) on investments	(1.31)	0.19
Total income (loss) from investment operations	(1.15)	0.19
Less Distributions to Shareholders from:
Net investment income	(0.20)	—
Net realized gain on investments	(0.33)	—
Total distributions to shareholders	(0.53)	—
Net Asset Value, End of Period	$9.91	$11.59
Total Return[2,6]	(10.52)%	1.67%[8]
Ratio of net expenses to average net assets	0.91%	0.94%[9]
Ratio of gross expenses to average net assets[10]	0.92%	0.95%[9]
Ratio of net investment income (loss) to average net assets[2]	1.46%	(0.36)%[9]
Portfolio turnover	51%	34%[8]
Net assets end of period (000’s) omitted	$1,289,369	$254

[1]	The commencement of operations for Class N and Class I Shares was April 11, 2014.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Per share numbers have been calculated using average shares.
[4]	Less than $0.005 per share.
[5]	Includes capital contribution of $0.01 per share.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	The total return would have been 1.32% had the capital contribution not been included.
[8]	Not annualized.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	The total return would have been 1.57% had the capital contribution not been included.
[12]	The commencement of operations for Class Z Shares was October 2, 2017.

AMG Managers Value Partners Asia Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class N	2018	2017	2016[1]
Net Asset Value, Beginning of Period	$12.91	$10.63	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.28	0.31	0.24
Net realized and unrealized gain (loss) on investments	(1.94)	2.68	0.59
Total income (loss) from investment operations	(1.66)	2.99	0.83
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.41)	(0.20)
Net realized gain on investments	(0.75)	(0.30)	—
Total distributions to shareholders	(1.15)	(0.71)	(0.20)
Net Asset Value, End of Period	$10.10	$12.91	$10.63
Total Return[3,4]	(14.13)%	29.71%	8.39%[5]
Ratio of net expenses to average net assets	1.18%	1.17%	1.40%[6]
Ratio of gross expenses to average net assets[7]	2.30%	2.25%	4.18%[6]
Ratio of net investment income to average net assets[3]	2.26%	2.69%	2.74%[6]
Portfolio turnover	65%	86%	51%[5]
Net assets end of period (000’s) omitted	$893	$1,195	$808

AMG Managers Value Partners Asia Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class I	2018	2017	2016[1]
Net Asset Value, Beginning of Period	$12.91	$10.63	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.28	0.31	0.27
Net realized and unrealized gain (loss) on investments	(1.92)	2.67	0.58
Total income (loss) from investment operations	(1.64)	2.98	0.85
Less Distributions to Shareholders from:
Net investment income	(0.41)	(0.40)	(0.22)
Net realized gain on investments	(0.75)	(0.30)	—
Total distributions to shareholders	(1.16)	(0.70)	(0.22)
Net Asset Value, End of Period	$10.11	$12.91	$10.63
Total Return[3,4]	(14.10)%	29.79%	8.60%[5]
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%[6]
Ratio of gross expenses to average net assets[7]	2.27%	2.23%	3.94%[6]
Ratio of net investment income to average net assets[3]	2.28%	2.71%	2.99%[6]
Portfolio turnover	65%	86%	51%[5]
Net assets end of period (000’s) omitted	$7,794	$9,273	$7,283

[1]	The commencement of operations was on December 16, 2015.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Annualized.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements

October 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds IV (the “Trust”) is an open-end management investment company, organized as a Delaware Statutory Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, (each a “Fund” and collectively, the “Funds”), each having distinct investment management objectives, strategies, risks, and policies. Included in this report are:

Funds
AMG Managers Fairpointe ESG Equity Fund (the “Fairpointe ESG Equity”)
AMG River Road Focused Absolute Value Fund (the “River Road Focused Absolute Value”)
AMG Managers Montag & Caldwell Growth Fund (the “Montag & Caldwell Growth”)
AMG River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value”)
AMG River Road Dividend All Cap Value Fund II (the “River Road Dividend All Cap Value II”)
AMG Managers Fairpointe Mid Cap Fund (the “Fairpointe Mid Cap”)
AMG Managers LMCG Small Cap Growth Fund (the “LMCG Small Cap Growth”)
AMG River Road Small-Mid Cap Value Fund (the “River Road Small-Mid Cap Value”)
AMG River Road Small Cap Value Fund (the “River Road Small Cap Value”)
AMG Managers Silvercrest Small Cap Fund (the “Silvercrest Small Cap”)
AMG GW&K U.S. Small Cap Growth Fund (the “GW&K U.S. Small Cap Growth”)
AMG Managers DoubleLine Core Plus Bond Fund (the “DoubleLine Core Plus Bond”)
AMG Managers Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives”)
AMG River Road Long-Short Fund (the “River Road Long-Short”)
AMG Managers Guardian Capital Global Dividend Fund (the “Guardian Capital Global Dividend”)
AMG Managers Pictet International Fund (the “Pictet International”)
AMG Managers Value Partners Asia Dividend Fund (the “Value Partners Asia Dividend”)

Effective October 1, 2017, Fairpointe ESG Equity changed its principle investment strategy to prefer investment in companies it deems to have strong environmental, social and governance (ESG) records and seek to avoid those with inferior ESG records relative to the market and peers.

Each Fund is authorized to issue two classes of shares (Class N shares and Class I shares). Montag & Caldwell Growth is also authorized to issue Class R shares. Effective February 24, 2017, GW&K U.S. Small Cap Growth began issuing Class Z shares, and effective October 2, 2017, River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, Fairpointe Mid Cap, River Road Small-Mid Cap, River Road Small Cap Value, Silvercrest Small Cap, DoubleLine Core Plus Bond, River Road Long-Short and Pictet International began issuing Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including securities sold short, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities and securities sold short traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a

Notes to Financial Statements (continued)

portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Dividends declared on short positions are recorded on ex-date as dividend expense. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended October 31, 2018, the impact on the expense were as follows:

Reductions
River Road Focused Absolute Value	$3,155
Montag & Caldwell Growth	35,817
River Road Dividend All Cap Value	15,426
River Road Dividend All Cap Value II	6,575
LMCG Small Cap Growth	7,905
River Road Small-Mid Cap Value	6,012
River Road Small Cap Value	23,820
Silvercrest Small Cap	64,120
GW&K U.S. Small Cap Growth	17,723
River Road Long-Short	6,456

Notes to Financial Statements (continued)

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassification to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses, tax equalization utilized, amortization on securities sold, distributions received from investments in certain partnerships, net operating losses offset by short term capital gains, gains/losses on foreign currency, paydowns, tax adjustments on passive foreign investment companies sold, redesignation of dividends paid by a fund, distributions received from regulated investment companies, and distributions in excess of net investment income paid by a fund. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes, wash sale loss deferrals, amortization, mark-to-market of passive foreign investment companies, gains/losses on foreign currency, non-deductible organizational expense, premiums outstanding, and distributions received from investments in certain partnerships.

Dividend Income on the Statement of Operations for River Road Long-Short incudes non-recurring dividends of $380,948.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended October 31, 2017 were from the following sources:

	Net Investment	Realized Gain on
Fund	Income	Investments
Fairpointe ESG Equity
Class N	$874	—
Class I	68,181	—

Total	69,055	—

River Road Focused Absolute Value
Class N	7,854	$66,646
Class I	112,913	842,368

Total	120,767	909,014

	Net Investment	Realized Gain on
Fund	Income	Investments
Montag & Caldwell Growth
Class N	$828,374	$39,690,379
Class I	4,910,866	72,425,486
Class R	8,072	535,608

Total	5,747,312	112,651,473

River Road Dividend All Cap Value
Class N	4,378,159	20,724,974
Class I	12,190,543	38,518,497
Class Z	234	—

Total	16,568,936	59,243,471

River Road Dividend All Cap Value II
Class N	50,019	139,259
Class I	1,944,514	4,633,931
Class Z	102	—

Total	1,994,635	4,773,190

Fairpointe Mid Cap
Class N	4,738,012	61,100,310
Class I	13,393,786	96,561,949

Total	18,131,798	157,662,259

River Road Small-Mid Cap Value
Class N	6,217	388,245
Class I	124,646	2,623,776

Total	130,863	3,012,021

River Road Small Cap Value
Class N	—	1,206,779
Class I	—	13,057,219

Total	—	14,263,998

Silvercrest Small Cap
Class N	—	172,910
Class I	462,292	1,603,029

Total	462,292	1,775,939

GW&K U.S. Small Cap Growth
Class N	—	44,632
Class I	—	14,009

Total	—	58,641

Notes to Financial Statements (continued)

Fund	Net Investment Income	Realized Gain on Investments
DoubleLine Core Plus Bond
Class N	$6,469,092	$566,979
Class I	13,470,209	780,506
Class Z	659	—

Total	19,939,960	1,347,485

Lake Partners LASSO Alternatives
Class N	—	123,358
Class I	—	263,958

Total	—	387,316

Guardian Capital Global Dividend
Class N	16,721	—
Class I	665,170	—

Total	681,891	—

Pictet International
Class N	946	2,721
Class I	19,015,823	28,593,441

Total	19,016,769	28,596,162

Fund	Net Investment Income	Realized Gain on Investments
Value Partners Asia Dividend
Class N	$33,987	$22,865
Class I	282,917	203,640

Total	316,904	226,505

At the fiscal year end October 31, 2017, undistributed (distribution in excess of) net investment income was as follows:

Fairpointe ESG Equity	$111,828
River Road Focused Absolute Value	56,005
Montag & Caldwell Growth	$(565,119)
River Road Dividend All Cap Value	2,235,531
River Road Dividend All Cap Value II	409,437
Fairpointe Mid Cap	—
LMCG Small Cap Growth	(826,039)
River Road Small-Mid Cap Value	—
River Road Small Cap Value	—
Silvercrest Small Cap	43,263
GW&K U.S. Small Cap Growth	—
DoubleLine Core Plus Bond	(858,405)
Lake Partners LASSO Alternatives	(461,196)
River Road Long-Short	(757,484)
Guardian Capital Global Dividend	110,120
Pictet International	18,585,148
Value Partners Asia Dividend	78,243

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	Fairpointe ESG Equity		River Road Focused Absolute Value		Montag & Caldwell Growth
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	$120,366	$69,055	$151,316	$114,198	$188,976	$4,950,517
Short-term capital gains	—	—	910,064	867,539	346,008	796,795
Long-term capital gains	—	—	880,256	48,044	74,718,856	112,651,473

	$120,366	$69,055	$1,941,636	$1,029,781	$75,253,840	$118,398,785

	River Road Dividend All Cap Value		River Road Dividend All Cap Value II		Fairpointe Mid Cap
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	$21,817,357	$16,568,936	$2,717,745	$1,994,635	$2,121,795	$17,306,350
Short-term capital gains	3,102,255	—	318,039	—	—	—
Long-term capital gains	38,240,751	59,243,471	5,662,802	4,773,190	257,606,580	158,487,707

	$63,160,363	$75,812,407	$8,698,586	$6,767,825	$259,728,375	$175,794,057

Notes to Financial Statements (continued)

	LMCG Small Cap Growth		River Road Small-Mid Cap Value		River Road Small Cap Value
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	—	—	—	—	—	—
Short-term capital gains	—	—	$1,297,400	$180,261	$8,295,795	$8,589,024
Long-term capital gains	—	—	4,886,827	2,962,623	32,632,718	5,674,974

	—	—	$6,184,227	$3,142,884	$40,928,513	$14,263,998

	Silvercrest Small Cap		GW&K U.S. Small Cap Growth		DoubleLine Core Plus Bond
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	$153,570	$451,183	—	—	$20,443,183	$20,629,001
Short-term capital gains	620,025	—	$374,767	—	—	658,444
Long-term capital gains	20,303,757	1,787,048	4,703,524	$58,641	—	—
Paid in capital	—	—	—	—	—	2,904,697

	$21,077,352	$2,238,231	$5,078,291	$58,641	$20,443,183	$24,192,142

	Lake Partners LASSO Alternatives		River Road Long-Short		Guardian Capital Global Dividend
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	$71,492	—	—	—	$906,570	$681,891
Short-term capital gains	—	—	—	—	38,051	—
Long-term capital gains	1,992,715	$387,316	—	—	127,391	—

	$2,064,207	$387,316	—	—	$1,072,012	$681,891

	Pictet International		Value Partners Asia Dividend
Distributions paid from:	2018	2017	2018	2017
Ordinary income	$32,906,014	$19,016,769	$336,176	$316,904
Short-term capital gains	25,626,511	27,968,749	411,155	226,505
Long-term capital gains	31,548,773	627,413	200,531	—

	$90,081,298	$47,612,931	$947,862	$543,409

As of October 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

		River Road
	Fairpointe ESG	Focused Absolute	Montag & Caldwell
	Equity	Value	Growth
Capital loss carryforward	$205,846	—	—
Undistributed ordinary income	91,866	$143,013	—
Undistributed short-term capital gains	—	1,400,396	$12,228,160
Undistributed long-term capital gains	—	462,299	93,548,228
Late-year loss deferral	—	—	—

Notes to Financial Statements (continued)

	River Road	River Road
	Dividend All Cap Value	Dividend All Cap Value II	Fairpointe Mid Cap
Capital loss carryforward	—	—	—
Undistributed ordinary income	$4,945,025	$596,254	$10,932,714
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	46,640,932	8,647,787	178,444,715
Late-year loss deferral	—	—	—

		River Road
	LMCG Small	Small-Mid Cap	River Road
	Cap Growth	Value	Small Cap Value
Capital loss carryforward	$1,727,269	—	—
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	—	$1,268,090	$6,339,594
Undistributed long-term capital gains	—	2,991,534	25,359,094
Late-year loss deferral	302,779	—	—

		GW&K	DoubleLine
	Silvercrest	U.S. Small Cap	Core Plus
	Small Cap	Growth	Bond
Capital loss carryforward	—	—	$13,171,328
Undistributed ordinary income	—	—	873,373
Undistributed short-term capital gains	$4,673,890	—	—
Undistributed long-term capital gains	15,847,678	$5,212,377	—
Late-year loss deferral	—	113,263	—

	Lake Partners
	LASSO	River Road	Guardian Capital
	Alternatives	Long-Short	Global Dividend
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	—	$45,241
Undistributed short-term capital gains	—	$303,466	—
Undistributed long-term capital gains	$582,486	1,291,622	257,561
Late-year loss deferral	—	—	—

		Pictet	Value Partners
		International	Asia Dividend
Capital loss carryforward		—	—
Undistributed ordinary income		$27,903,549	—
Undistributed short-term capital gains		—	$250,377
Undistributed long-term capital gains		105,598,392	409,440
Late-year loss deferral		—	—

At October 31, 2018, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Fairpointe ESG Equity	$9,669,225	$1,338,822	$(580,315)	$758,507
River Road Focused Absolute Value	29,363,165	2,370,756	(1,564,594)	806,162
Montag & Caldwell Growth	448,938,951	154,427,894	(5,760,359)	148,667,535

Notes to Financial Statements (continued)

Fund	Cost	Appreciation	Depreciation	Net
River Road Dividend All Cap Value	$724,402,441	$169,646,154	$(43,710,599)	125,935,555
River Road Dividend All Cap Value II	75,505,629	14,860,399	(3,761,475)	11,098,924
Fairpointe Mid Cap	2,406,163,662	696,151,712	(251,698,252)	444,453,460
LMCG Small Cap Growth	106,524,060	11,584,008	(7,682,071)	3,901,937
River Road Small-Mid Cap Value	67,781,370	6,310,141	(3,528,005)	2,782,136
River Road Small Cap Value	320,444,669	65,295,740	(19,124,692)	46,171,048
Silvercrest Small Cap	235,189,858	24,991,734	(17,923,877)	7,067,857
GW&K U.S. Small Cap Growth	31,116,408	8,865,145	(3,119,493)	5,745,652
DoubleLine Core Plus Bond	593,850,564	3,449,143	(19,514,720)	(16,065,577)
Lake Partners LASSO Alternatives	26,733,172	1,141,085	(361,703)	779,382
River Road Long-Short	21,208,449	1,610,802	(2,513,799)	(902,997)
Guardian Capital Global Dividend	33,996,515	3,654,868	(1,054,980)	2,599,888
Pictet International	1,716,319,200	125,801,719	(229,507,596)	(103,705,877)
Value Partners Asia Dividend	9,109,973	844,077	(1,530,917)	(686,840)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2018, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover
Fund	Short-Term	Long-Term
FairPointe ESG Equity Fund	$205,846	—
LCMG Small Cap Growth	1,727,269	—
DoubleLine Core Plus Bond Fund	5,918,602	$7,252,726

As of October 31, 2018, the Funds not listed above had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur capital losses for the fiscal year ended October 31, 2019, such amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

For the fiscal year ended October 31, 2018, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
LCMG Small Cap Growth	$20,277,877	$1,031,752
River Road Long-Short Fund	21,660	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Guardian Capital Global Dividend, Pictet International and Value Partners Asia Dividend will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 90 days of the purchase of those shares. For the fiscal year ended October 31, 2017, Pictet International and Value Partners Asia Dividend had redemption fees amounting to $16,629 and $282, respectively.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2018, Guardian Capital Global Dividend, Pictet International and Value Partners Asia Dividend had redemption fees amounting to $190, $125,630 and $19, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended October 31, 2018 and October 31, 2017, the capital stock transactions by class for the Funds were as follows:

	Fairpointe ESG Equity				River Road Focused Absolute Value
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	8,773	$107,345	88,201	$961,090	345,357	$4,132,526	647,479	$7,753,495
Reinvestment of distributions	748	9,243	82	874	51,795	584,247	6,633	74,093
Cost of shares repurchased	(19,289)	(236,085)	(76,166)	(853,127)	(253,622)	(2,931,767)	(71,797)	(828,931)

Net increase (decrease)	(9,768)	$(119,497)	12,117	$108,837	143,530	$1,785,006	582,315	$6,998,657

Class I:
Proceeds from sale of shares	412,889	$5,059,710	272,498	$3,060,629	506,084	$5,975,162	719,816	$8,242,714
Reinvestment of distributions	9,049	111,123	6,396	68,181	119,483	1,352,549	81,254	908,302
Cost of shares repurchased	(7,327)	(91,510)	(458,651)	(5,174,881)	(314,384)	(3,661,346)	(405,387)	(4,688,032)

Net increase (decrease)	414,611	$5,079,323	(179,757)	$(2,046,071)	311,183	$3,666,365	395,683	$4,462,984

Class Z:[1]
Proceeds from sale of shares	—	—	—	—	—	—	5,906	$71,500
Reinvestment of distributions	—	—	—	—	427	$4,840	—	—
Cost of shares repurchased	—	—	—	—	—	—	(821)	(9,951)

Net increase	—	—	—	—	427	$4,840	5,085	$61,549

Notes to Financial Statements (continued)

	Montag & Caldwell Growth				River Road Dividend All Cap Value
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	534,645	$11,026,782	1,593,399	$30,026,822	954,322	$12,023,431	5,980,618	$75,919,541
Reinvestment of distributions	1,063,852	20,957,885	2,190,601	38,861,264	660,797	8,289,573	1,997,056	24,865,471
Cost of shares repurchased	(5,342,480)	(111,440,545)	(17,821,873)	(347,708,108)	(4,057,839)	(51,163,298)	(21,657,253)	(270,192,230)

Net decrease	(3,743,983)	$(79,455,878)	(14,037,873)	$(278,820,022)	(2,442,720)	$(30,850,294)	(13,679,579)	$(169,407,218)

Class I:
Proceeds from sale of shares	3,812,515	$79,045,937	9,700,745	$190,872,936	11,123,981	$139,902,240	24,499,792	$306,814,880
Reinvestment of distributions	2,312,557	45,742,378	3,487,749	61,975,608	4,272,488	53,560,954	3,741,774	46,603,083
Cost of shares repurchased	(16,764,310)	(348,176,399)	(24,013,174)	(459,956,099)	(16,140,415)	(203,004,384)	(12,575,939)	(158,820,333)

Net increase (decrease)	(10,639,238)	$(223,388,084)	(10,824,680)	$(207,107,555)	(743,946)	$(9,541,190)	15,665,627	$194,597,630

Class R:
Proceeds from sale of shares	5,292	$105,496	41,235	$780,021	—	—	—	—
Reinvestment of distributions	1,879	36,074	27,055	469,668	—	—	—	—
Cost of shares repurchased	(9,961)	(204,960)	(320,225)	(6,163,199)	—	—	—	—

Net decrease	(2,790)	$(63,390)	(251,935)	$(4,913,510)	—	—	—	—

Class Z:[1]
Proceeds from sale of shares	—	—	—	—	251,380	$3,195,307	19,980	$256,133
Reinvestment of distributions	—	—	—	—	1,709	21,471	18	234
Cost of shares repurchased	—	—	—	—	(222,749)	(2,784,101)	—	—

Net increase	—	—	—	—	30,340	$432,677	19,998	$256,367

Notes to Financial Statements (continued)

	River Road Dividend All Cap Value II				Fairpointe Mid Cap
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	4,348	$64,163	27,314	$393,482	3,794,347	$162,654,871	7,305,104	$309,293,225
Reinvestment of distributions	13,908	200,402	13,295	189,278	1,896,462	81,377,192	1,525,543	63,599,870
Cost of shares repurchased	(72,926)	(1,057,300)	(82,903)	(1,202,400)	(13,139,539)	(553,934,059)	(14,716,260)	(623,654,945)

Net decrease	(54,670)	$(792,735)	(42,294)	$(619,640)	(7,448,730)	$(309,901,996)	(5,885,613)	$(250,761,850)

Class I:
Proceeds from sale of shares	714,224	$10,217,669	1,000,176	$14,381,093	13,948,944	$602,613,915	23,047,039	$1,002,859,544
Reinvestment of distributions	575,938	8,307,708	453,032	6,458,281	3,724,484	163,915,906	2,326,071	99,113,891
Cost of shares repurchased	(3,344,871)	(48,175,390)	(1,899,080)	(27,331,967)	(35,171,978)	(1,514,381,967)	(18,908,575)	(818,033,752)

Net increase (decrease)	(2,054,709)	$(29,650,013)	(445,872)	$(6,492,593)	(17,498,550)	$(747,852,146)	6,464,535	$283,939,683

Class Z:[1]
Proceeds from sale of shares	2,278	$33,368	28,471	$422,148	7,991,905	$346,133,605	235,275	$10,195,777
Reinvestment of distributions	1,632	23,529	7	102	36,921	1,624,158	—	—
Cost of shares repurchased	(13,143)	(190,623)	(6,791)	(100,984)	(3,036,213)	(131,853,970)	(11,302)	(489,263)

Net increase (decrease)	(9,233)	$(133,726)	21,687	$321,266	4,992,613	$215,903,793	223,973	$9,706,514

	LMCG Small Cap Growth
	October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	530,613	$9,552,619	592,230	$8,766,397
Cost of shares repurchased	(1,327,776)	(22,567,317)	(2,005,892)	(28,161,175)

Net decrease	(797,163)	$(13,014,698)	(1,413,662)	$(19,394,778)

Class I:
Proceeds from sale of shares	1,318,884	$23,153,350	3,523,420	$49,198,752
Cost of shares repurchased	(2,619,482)	(43,969,847)	(3,091,429)	(44,296,318)

Net increase (decrease)	(1,300,598)	$(20,816,497)	431,991	$4,902,434

Notes to Financial Statements (continued)

	River Road Small-Mid Cap Value				River Road Small Cap Value
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,868,113	$14,965,056	385,856	$3,108,607	514,388	$6,981,510	944,431	$12,965,444
Reinvestment of distributions	125,130	917,204	47,035	349,943	329,745	4,286,683	89,002	1,200,640
Cost of shares repurchased	(601,269)	(4,706,768)	(186,000)	(1,432,561)	(887,258)	(12,019,368)	(615,238)	(8,425,533)

Net increase (decrease)	1,391,974	$11,175,492	246,891	$2,025,989	(43,125)	$(751,175)	418,195	$5,740,551

Class I:
Proceeds from sale of shares	2,610,047	$20,648,002	535,556	$4,333,931	6,805,339	$93,808,922	3,656,695	$50,889,911
Reinvestment of distributions	675,443	5,045,558	356,000	2,691,359	2,767,209	36,582,499	928,655	12,685,426
Cost of shares repurchased	(1,042,654)	(8,084,673)	(1,402,176)	(11,152,559)	(4,176,601)	(58,213,101)	(5,367,339)	(74,149,737)

Net increase (decrease)	2,242,836	$17,608,887	(510,620)	$(4,127,269)	5,395,947	$72,178,320	(781,989)	$(10,574,400)

Class Z:[1]
Proceeds from sale of shares	9,228	$80,000	8,855	$75,000	2,080	$29,536	17,320	$254,624
Reinvestment of distributions	2,371	17,688	—	—	1,562	20,634	—	—
Cost of shares repurchased	—	—	(2,948)	(25,265)	(2,080)	(27,456)	(6,812)	(100,681)

Net increase	11,599	$97,688	5,907	$49,735	1,562	$22,714	10,508	$153,943

	Silvercrest Small Cap				GW&K U.S. Small Cap Growth
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	119,787	$2,187,349	644,208	$11,387,511	1,317,348	$5,851,857	1,523,840	$6,465,730
Reinvestment of distributions	106,704	1,953,748	9,537	172,910	922,543	3,782,425	11,295	43,938
Cost of shares repurchased	(783,060)	(14,267,961)	(644,356)	(11,580,225)	(1,932,354)	(8,729,716)	(4,499,264)	(18,748,206)

Net increase (decrease)	(556,569)	$(10,126,864)	9,389	$(19,804)	307,537	$904,566	(2,964,129)	$(12,238,538)

Class I:
Proceeds from sale of shares	3,725,270	$68,983,519	4,944,964	$88,696,627	470,866	$2,564,067	425,289	$2,183,766
Reinvestment of distributions	1,034,516	19,107,515	113,141	2,064,810	236,822	1,198,317	2,888	13,402
Cost of shares repurchased	(5,835,136)	(107,793,516)	(4,327,524)	(78,254,984)	(613,767)	(3,333,040)	(1,262,888)	(6,088,383)

Net increase (decrease)	(1,075,350)	$(19,702,482)	730,581	$12,506,453	93,921	$429,344	(834,711)	$(3,891,215)

Class Z:[1]
Proceeds from sale of shares	2,144,119	$39,852,797	15,810	$306,839	1,261	$7,135	35,770	$172,252
Reinvestment of distributions	872	16,089	—	—	3,605	18,241	—	—
Cost of shares repurchased	(183,354)	(3,415,675)	(5,198)	(101,300)	—	—	(10,301)	(49,344)

Net increase	1,961,637	$36,453,211	10,612	$205,539	4,866	$25,376	25,469	$122,908

Notes to Financial Statements (continued)

	DoubleLine Core Plus Bond				Lake Partners LASSO Alternatives
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	3,208,660	$33,620,666	5,970,051	$63,317,627	389,445	$4,622,204	345,295	$4,172,790
Reinvestment of distributions	375,842	3,927,700	755,186	7,984,132	31,511	377,495	10,180	122,769
Cost of shares repurchased	(9,494,394)	(99,246,564)	(19,500,094)	(206,673,345)	(352,351)	(4,214,665)	(2,402,154)	(29,008,523)

Net increase (decrease)	(5,909,892)	$(61,698,198)	(12,774,857)	$(135,371,586)	68,605	$785,034	(2,046,679)	$(24,712,964)

Class I:
Proceeds from sale of shares	15,144,066	$159,105,577	22,185,109	$235,853,686	273,645	$3,298,867	1,126,021	$13,576,530
Reinvestment of distributions	1,435,849	14,975,472	1,358,488	14,390,670	65,700	791,029	10,176	123,226
Cost of shares repurchased	(18,483,535)	(192,781,692)	(12,994,909)	(137,962,662)	(2,079,030)	(25,099,643)	(3,741,362)	(45,361,228)

Net increase (decrease)	(1,903,620)	$(18,700,643)	10,548,688	$112,281,694	(1,739,685)	$(21,009,747)	(2,605,165)	$(31,661,472)

Class Z:[1]
Proceeds from sale of shares	72,697	$756,674	163,536	$1,744,375	—	—	—	—
Reinvestment of distributions	5,475	57,102	73	774	—	—	—	—
Cost of shares repurchased	(36,721)	(381,792)	(14,068)	(149,966)	—	—	—	—

Net increase	41,451	$431,984	149,541	$1,595,183	—	—	—	—

	River Road Long-Short				Guardian Capital Global Dividend
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	21,068	$263,257	124,722	$1,462,085	14,187	$161,560	99,578	$1,071,014
Reinvestment of distributions	—	—	—	—	2,237	25,508	768	8,393
Cost of shares repurchased	(160,145)	(1,980,544)	(467,341)	(5,484,160)	(15,649)	(178,428)	(101,832)	(1,065,121)

Net increase (decrease)	(139,077)	$(1,717,287)	(342,619)	$(4,022,075)	775	$8,640	(1,486)	$14,286

Class I:
Proceeds from sale of shares	676,485	$8,599,175	847,233	$10,107,303	111,234	$1,260,962	344,631	$3,660,623
Reinvestment of distributions	—	—	—	—	70,180	796,330	45,392	481,171
Cost of shares repurchased	(986,687)	(12,341,172)	(1,890,230)	(22,477,127)	(47,342)	(542,384)	(110,943)	(1,190,518)

Net increase (decrease)	(310,202)	$(3,741,997)	(1,042,997)	$(12,369,824)	134,072	$1,514,908	279,080	$2,951,276

Class Z:[1]
Proceeds from sale of shares	3,925	$50,000	1,995	$25,000	—	—	—	—

Net increase	3,925	$50,000	1,995	$25,000	—	—	—	—

Notes to Financial Statements (continued)

	Pictet International				Value Partners Asia Dividend
	October 31, 2018		October 31, 2017		October 31, 2018		October 31, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	8,747,423	$95,768,145	348,926	$3,906,238	3,643	$46,906	14,410	$166,466
Reinvestment of distributions	19,707	222,100	396	3,668	6,979	84,795	3,872	40,610
Cost of shares repurchased	(746,267)	(8,057,404)	(17,490)	(191,463)	(14,842)	(180,643)	(1,716)	(19,730)

Net increase (decrease)	8,020,863	$87,932,841	331,832	$3,718,443	(4,220)	$(48,942)	16,566	$187,346

Class I:
Proceeds from sale of shares	16,627,610	$184,401,813	55,029,309	$564,088,083	244	$3,054	—	—
Reinvestment of distributions	1,873,692	21,135,242	1,273,736	11,756,503	52,868	641,995	32,781	$340,841
Cost of shares repurchased	(171,793,280)	(1,979,453,800)	(20,551,993)	(209,601,749)	(249)	(2,784)	—	—

Net increase (decrease)	(153,291,978)	$(1,773,916,745)	35,751,052	$366,242,837	52,863	$642,265	32,781	$340,841

Class Z:[1]
Proceeds from sale of shares	191,849,252	$2,203,485,726	21,930	$250,000	—	—	—	—
Reinvestment of distributions	238,202	2,679,750	—	—	—	—	—	—
Cost of shares repurchased	(62,059,814)	(649,312,899)	—	—	—	—	—	—

Net increase	130,027,640	$1,556,852,577	21,930	$250,000	—	—	—	—

[1]	Commencement of operations was October 2, 2017, except for GW&K U.S. Small Cap Growth which was February 27, 2017.

At October 31, 2018, certain affiliated and unaffiliated shareholders of record, including individually or collectively held greater than 10% of the net assets of the Funds as follows:

	Number of Shareholders	Collectively Own
River Road Small Mid-Cap Value	1	11%
Guardian Capital Global Dividend	1	77%
Value Partners Asia Dividend	1	90%

Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2018, the market value of Repurchase Agreements outstanding is as follows:

Market Value
River Road Focused Absolute Value	$185,219
River Road Dividend All Cap Value	10,680,472
River Road Dividend All Cap Value II	452,720
LMCG Small Cap Growth	5,918,663
River Road Small-Mid Cap Value	1,758,425
River Road Small Cap Value	6,657,038
Silvercrest Small Cap	6,408,559
GW&K U.S. Small Cap Growth	2,460,639
DoubleLine Core Plus Bond	6,885,514
Pictet International	29,334,959

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

DoubleLine Core Plus Bond may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

DoubleLine Core Plus Bond may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedules of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in it’s records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The investment portfolios of River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, River Road Small-Mid Cap, River Road Small Cap Value and River Road Long-Short are managed by River Road Asset Management, LLC. The investment portfolio of GW&K U.S. Small Cap Growth is managed by GW&K Investment Management, LLC. AMG indirectly owns a majority interest in River Road Asset Management, LLC and GW&K Investment Management, LLC. The investment portfolio of Value Partners Asia Dividend is managed by Value Partners Hong Kong Limited. AMG indirectly owns a minority interest in Value Partners Hong Kong Limited.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Fairpointe ESG Equity	0.70%
River Road Focused Absolute Value	0.60%
Montag & Caldwell Growth
on first $800 million	0.70%
over $800 million up to $6 billion	0.50%
over $6 billion up to $12 billion	0.45%
over $12 billion	0.40%
River Road Dividend All Cap Value	0.60%
River Road Dividend All Cap Value II	0.60%
Fairpointe Mid Cap
on first $100 million	0.70%
next $300 million	0.65%
over $400 million	0.60%
LMCG Small Cap Growth	0.90%
River Road Small-Mid Cap Value	0.75%
River Road Small Cap Value	0.80%
Silvercrest Small Cap	0.90%
GW&K U.S. Small Cap Growth[2]	0.70%
DoubleLine Core Plus Bond	0.45%
Lake Partners LASSO Alternatives	0.90%
River Road Long-Short[1]	0.85%
Guardian Capital Global Dividend	0.70%
Pictet International[3]	0.70%
Value Partners Asia Dividend	0.80%

[1]

Prior to January 1, 2017, the annual rate for the investment management fees were 0.90% and 1.10% of the average daily net assets for River Road Small-Mid Cap Value and River Road Long-Short, respectively.

Notes to Financial Statements (continued)

[2]	Prior to February 27, 2017, the annual rate for GW&K U.S. Small Cap Growth’s investment management fee was 0.80% of the Fund’s average daily net assets.
[3]	Prior to July 1, 2017, the annual rate for Pictet International’s investment management fee was 0.80% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least March 1, 2019 for Fairpointe ESG Equity, River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, LMCG Small Cap Growth, River Road Small-Mid Cap Value, Silvercrest Small Cap, GW&K U.S. Small Cap Growth, DoubleLine Core Plus Bond, Lake Partners LASSO Alternatives, River Road Long-Short, Guardian Capital Global Dividend, Pictet International and Value Partners Asia Dividend, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses). The percentages of the Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances are as follows:

Fairpointe ESG Equity	0.82%
River Road Focused Absolute Value	0.71%
Montag & Caldwell Growth	N/A
River Road Dividend All Cap Value	0.99%
River Road Dividend All Cap Value II	0.99%
Fairpointe Mid Cap	N/A
LMCG Small Cap Growth	1.03%
River Road Small-Mid Cap Value[1]	1.04%
River Road Small Cap Value	N/A
Silvercrest Small Cap	1.08%
GW&K U.S. Small Cap Growth[2]	0.90%
DoubleLine Core Plus Bond	0.61%
Lake Partners LASSO Alternatives	1.09%
River Road Long-Short[1]	1.12%
Guardian Capital Global Dividend	1.05%
Pictet International[3]	0.98%
Value Partners Asia Dividend	1.15%

[1]	Prior to January 1, 2017, the expense cap was 1.19% and 1.37% of the average daily net assets for River Road Small-Mid Cap Value and River Road Long-Short, respectively.
[2]	Prior to February 27, 2017, the expense cap was 1.03% of the average daily net assets for GW&K U.S. Small Cap Growth.
[3]	Prior to July 1, 2017, the expense cap was 1.08% of the average daily net assets for Pictet International.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Prior to November 1, 2017 (July 1, 2017 for Pictet International), for a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the Investment Manager is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Effective November 1, 2017 (July 1, 2017 for Pictet International), in general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2018, each Fund’s expiration of reimbursement are as follows:

		River Road
Expiration	Fairpointe ESG	Focused Absolute	LMCG Small
Period	Equity	Value	Cap Growth
Less than 1 year	$103,052	$170,129	—
Within 2 years	46,791	81,771	—
Within 3 years	85,192	86,585	$138,373

Total Amount Subject to Recoupment	$235,035	$338,485	$138,373

	River Road		GW&K
Expiration	Small-Mid Cap	Silvercrest	U.S. Small Cap
Period	Value	Small Cap	Growth
Within 3 years	$13,744	$97,719	$60,565

Total Amount Subject to Recoupment	$13,744	$97,719	$60,565

	DoubleLine	Lake Partners
Expiration	Core Plus	LASSO	River Road
Period	Bond	Alternatives	Long-Short
Within 3 years	$340,790	$66,249	$90,974

Total Amount Subject to Recoupment	$340,790	$66,249	$90,974

Notes to Financial Statements (continued)

Expiration	Guardian Capital	Value Partners
Period	Global Dividend	Asia Dividend
Less than 1 year	$96,649	$186,218
Within 2 years	16,939	97,734
Within 3 years	24,750	116,538

Total Amount Subject to Recoupment	$138,338	$400,490

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Investment Manager had agreed, through October 1, 2018, to waive a portion of the administrative fee in an amount equal to 0.0061% of the average daily net assets of Montag & Caldwell Growth, 0.0053% of the average daily net assets of River Road Dividend All Cap Value, 0.0065% of the average daily net assets of Fairpointe Mid Cap, 0.0022% of the average daily net assets of River Road Small Cap Value, 0.0052% of the average daily net assets of DoubleLine Core Plus Bond and 0.0055% of the average daily net assets of Pictet International. These waivers expired on October 1, 2018.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N and Class R shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% and 0.50% annually of each Fund’s average daily net assets attributable to the Class N and Class R shares, respectively.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2018, were as follows:

Fund	Actual Amount Incurred
AMG Managers Fairpointe ESG Equity Fund
Class N	0.21%
AMG River Road Focused Absolute Value Fund
Class N	0.25%
AMG Managers Montag & Caldwell Growth Fund
Class N	0.19%
Class R	0.50%
AMG River Road Dividend All Cap Value Fund
Class N	0.25%
AMG River Road Dividend All Cap Value Fund II
Class N	0.25%
AMG Managers Fairpointe Mid Cap Fund
Class N	0.25%
AMG Managers LMCG Small Cap Growth Fund
Class N	0.21%
AMG River Road Small-Mid Cap Value Fund
Class N	0.23%
AMG River Road Small Cap Value Fund
Class N	0.25%
AMG Managers Silvercrest Small Cap Fund
Class N	0.24%
AMG GW&K U.S. Small Cap Growth Fund
Class N	0.20%
AMG Managers DoubleLine Core Plus Bond Fund
Class N	0.25%
AMG Managers Lake Partners LASSO Alternatives Fund
Class N	0.25%
AMG River Road Long-Short Fund
Class N	0.25%
AMG Managers Guardian Capital Global Dividend Fund
Class N	0.03%
AMG Managers Pictet International Fund
Class N	0.25%
AMG Managers Value Partners Asia Dividend Fund
Class N	0.03%

The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class R shares of Montag & Caldwell Growth for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Class R shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of the Class N, Class I and Class R shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing

Notes to Financial Statements (continued)

expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N, Class I and Class R shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of 0.15% of each respective Class’s average daily net assets as shown in the table below.

The Investment Manager has agreed, through at least October 1, 2019, to waive a portion of shareholder servicing fees paid by the various share classes of each Fund, as necessary, to ensure the total net expense ratio for each share class of each Fund does not increase due to the changes in the methodology of shareholder servicing reimbursements described above.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2018, were as follows:

Actual
Fund	Amount
Incurred
Fairpointe ESG Equity
Class N	0.08%
Class I	0.08%
River Road Focused Absolute Value
Class N	0.04%
Class I	0.04%
Montag & Caldwell Growth
Class N	0.07%
Class I	0.07%
Class R	0.07%
River Road Dividend All Cap Value
Class N	0.07%
Class I	0.06%
River Road Dividend All Cap Value II
Class N	0.10%
Class I	0.07%
Fairpointe Mid Cap
Class N	0.08%
Class I	0.08%
LMCG Small Cap Growth
Class N	0.07%
Class I	0.07%
River Road Small-Mid Cap Value
Class N	0.06%
Class I	0.05%
River Road Small Cap Value
Class N	0.10%
Class I	0.10%

Fund	Actual Amount
Incurred
Silvercrest Small Cap
Class N	0.07%
Class I	0.07%
GW&K U.S. Small Cap Growth
Class N	0.12%
Class I	0.10%
DoubleLine Core Plus Bond
Class N	0.08%
Class I	0.08%
Lake Partners LASSO Alternatives
Class N	0.06%
Class I	0.06%
River Road Long-Short
Class N	0.08%
Class I	0.08%
Pictet International
Class N	0.11%
Class I	0.09%

Guardian Capital Global Dividend and Value Partners Asia Dividend did not incur any shareholder servicing fees for the fiscal year ended October 31, 2018.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2018, River Road Long-Short lent a maximum of $1,077,273 for two days earning interest of $133. The interest earned is included in the Statement of Operations as interest income. At October 31, 2018, the Funds had no interfund loans outstanding.

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Fairpointe ESG Equity	$8,333,105	$3,900,954
River Road Focused Absolute Value	27,382,887	23,782,653
Montag & Caldwell Growth	233,862,286	592,036,198
River Road Dividend All Cap Value	243,577,568	302,074,259
River Road Dividend All Cap Value II	29,953,413	67,171,986
Fairpointe Mid Cap	643,438,969	1,630,971,471
LMCG Small Cap Growth	175,919,700	209,379,297
River Road Small-Mid Cap Value	42,515,285	22,615,772
River Road Small Cap Value	166,680,657	131,940,131
Silvercrest Small Cap	90,003,557	100,445,497
GW&K U.S. Small Cap Growth	13,255,911	15,759,244
DoubleLine Core Plus Bond	193,293,189	235,979,127
Lake Partners LASSO Alternatives	14,988,788	35,806,243
River Road Long-Short	86,980,377	92,950,320
Guardian Capital Global Dividend	28,415,215	27,690,367
Pictet International	1,040,185,379	1,232,109,233
Value Partners Asia Dividend	6,489,959	6,450,925

	U.S. Government Obligations
Fund	Purchases	Sales
DoubleLine Core Plus Bond	$236,058,935	$257,594,175

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and non-cash and, effective October 1, 2018, may also be accepted in U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Non-cash collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash and non-cash collateral received at October 31, 2018 were as follows:

Fund	Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
River Road Focused Absolute Value	$1,590,837	$185,219	$1,419,962	$1,605,181
River Road Dividend All Cap Value	85,917,603	10,680,472	77,952,289	88,632,761
River Road Dividend All Cap Value II	4,203,798	452,720	3,914,025	4,366,745
LMCG Small Cap Growth	20,576,918	5,918,663	14,744,299	20,662,962
River Road Small-Mid Cap Value	6,449,277	1,758,425	4,682,840	6,441,265
River Road Small Cap Value	25,100,431	6,657,038	18,684,582	25,341,620
Silvercrest Small Cap	26,468,951	6,408,559	20,852,816	27,261,375
GW&K U.S. Small Cap Growth	5,928,787	2,460,639	3,555,631	6,016,270
DoubleLine Core Plus Bond	6,656,442	6,885,514	—	6,885,514
Guardian Capital Global Dividend	838,183	—	857,891	857,891
Pictet International	27,022,240	29,334,959	3,808,335	33,143,294

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

Notes to Financial Statements (continued)

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. MORTGAGE-BACKED SECURITIES

DoubleLine Core Plus Bond may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide holders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae and Freddie Mac are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. DoubleLine Core Plus Bond may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

9. FLOATING RATE SENIOR LOAN INTERESTS

Doubleline Core Plus Bond may invest in Floating Rate Senior Loan Interests. These are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of October 31, 2018. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted. As a result, the actual maturity may be substantially less than the stated maturity. The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate.

10. STRIPPED SECURITIES

DoubleLine Core Plus Bond may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition, the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

11. INVESTMENT COMPANIES

Lake Partners LASSO Alternatives primarily invests, and certain other Funds in this Trust, may invest in securities of other investment companies, including open-end funds, closed end funds and exchange-traded funds (“ETFs”). Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. ETFs are traded on securities exchanges based on their market values. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate shares of the other investment company’s fees and expenses, as well as their share of the Fund’s fees and expenses. The Trust has obtained an exemptive order from the SEC that allows the Funds to invest in both affiliated and unaffiliated investment companies in excess of the limits of the 1940 Act, subject to the terms and conditions of such order. Prior to its investment in shares of an unaffiliated investment company in excess of the limits of the 1940 Act, the Trust, on behalf of a Fund, and the underlying fund must execute an agreement that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order. For the fiscal year ended October 31, 2018, Lake Partners LASSO Alternatives relied on such exemptive order.

Notes to Financial Statements (continued)

12. SECURITIES SOLD SHORT AND DUE TO/FROM BROKERS

River Road Long-Short utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in unaffiliated investments at value in the Statement of Assets and Liabilities. Due to/from brokers represents cash balances on deposit with, or cash balances owed to the Prime Broker. When the Fund has cash balances on deposit with the Prime Broker, the Fund is subject to credit risk should the Prime Broker be unable to meet their obligations to the Fund; and when the Fund has cash balances owed to the Prime Broker, the amount is payable upon demand and the Fund must segregate liquid assets. The Fund has entered into a Special Custody and Pledge Agreement with the Prime Broker for securities sold short, which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a Special Custody and Pledge Agreement in the Statement of Assets and Liabilities. As of October 31, 2018, the value of securities sold short was $8,626,448, and the Fund had $8,561,963 of cash deposited with the Prime Broker, segregated cash of $105,718, and securities segregated as collateral worth $2,512,682. For the fiscal year ended October 31, 2018, the Fund had interest and dividend expense in the amounts of $269,525 and $307,770 respectively. These amounts are included in the Statement of Operations as interest and dividend expense.

13. CREDIT AGREEMENT

Effective July 6, 2010, and as amended July 25, 2018, the Trust entered into a Credit Agreement with The Bank of New York Mellon (the “Bank”) which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each Fund of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the One-Month LIBOR Rate plus 1.25%. Effective July 27, 2016, the Trust pays a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Funds based on average daily net assets and included in Miscellaneous Expense on the Statement of Operations. River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, Fairpointe Mid Cap, LMCG Small Cap Growth, Silvercrest Small Cap, Lake Partners LASSO Alternatives, Guardian Capital Global Dividend and Pictet International utilized the line of credit during the fiscal year ended October 31, 2018. River Road Focused Absolute Value borrowed a maximum of $868,674 for five days paying interest of $334. River Road Dividend All Cap Value borrowed a maximum of $1,819,034 for three days paying interest of $482. River Road Dividend All Cap Value II borrowed a maximum of $10,723,804 for five days paying interest of $4,082. Fairpointe Mid Cap borrowed a maximum of $28,556,467 for fourteen days paying interest of $12,869. LMCG Small Cap Growth borrowed a maximum of $15,670,190 for five days paying interest of $3,991. Silvercrest Small Cap borrowed a maximum of $8,496,946 for eight days paying interest of $2,879. Lake Partners LASSO Alternatives borrowed a maximum of $3,311,917 for one day paying interest of $252. Guardian Capital Global Dividend borrowed a maximum of $1,017,866 for one day paying interest of $79. Pictet International borrowed a maximum of $25,794,517 for seven days paying interest of $4,158. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2018, the Funds had no loans outstanding.

14. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending and short-sale programs and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending and short sale transactions, see Note 4 and Note 11, respectively.

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2018:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial	Cash Collateral
Fund	Presented in the Statement	Instruments		Net Amount
	of Assets and Liabilities	Collateral	Received
River Road Focused Absolute Value Fund
Citibank N.A.	$185,219	$185,219	—	—
River Road Dividend All Cap Value Fund
Citigroup Global Markets, Inc.	$2,536,768	$2,536,768	—	—
HSBC Securities USA, Inc.	2,536,768	2,536,768	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	533,400	533,400	—	—
Nomura Securities International, Inc.	2,536,768	2,536,768	—	—
RBC Dominion Securities, Inc.	2,536,768	2,536,768	—	—

Totals	$10,680,472	$10,680,472	—	—

River Road Dividend All Cap Value II
Mizuho Securities USA LLC	$452,720	$452,720
LMCG Small Cap Growth Fund
Citigroup Global Markets, Inc.	$1,405,763	$1,405,763	—	—
HSBC Securities USA, Inc.	1,405,763	1,405,763	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	295,611	295,611	—	—
Nomura Securities International, Inc.	1,405,763	1,405,763	—	—
RBC Dominion Securities, Inc.	1,405,763	1,405,763	—	—

Totals	$5,918,663	$5,918,663	—	—

River Road Small-Mid Cap Value
Mizuho Securities USA LLC	$758,425	$758,425	—	—
RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Totals	$1,758,425	$1,758,425	—	—

River Road Small Cap Value
Citigroup Global Markets, Inc.	$1,581,141	$1,581,141	—	—
HSBC Securities USA, Inc.	1,581,141	1,581,141	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	332,474	332,474	—	—
Nomura Securities International, Inc.	1,581,141	1,581,141	—	—
RBC Dominion Securities, Inc.	1,581,141	1,581,141	—	—

Totals	$6,657,038	$6,657,038	—	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial	Cash Collateral
Fund	Presented in the Statement	Instruments		Net Amount
	of Assets and Liabilities	Collateral	Received
Silvercrest Small Cap
Citigroup Global Markets, Inc.	$1,522,126	$1,522,126	—	—
HSBC Securities USA, Inc.	1,522,126	1,522,126	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	320,055	320,055	—	—
Nomura Securities International, Inc.	1,522,126	1,522,126	—	—
RBC Dominion Securities, Inc.	1,522,126	1,522,126	—	—

Totals	$6,408,559	$6,408,559	—	—

GW&K U.S. Small Cap Growth
Mizuho Securities USA, LLC	$460,639	$460,639	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—
RBC Dominion Securities, Inc.	1,000,000	1,000,000	—	—

Totals	$2,460,639	$2,460,639	—	—

DoubleLine Core Plus Bond
Citigroup Global Markets, Inc.	$1,635,413	$1,635,413	—	—
HSBC Securities USA, Inc.	1,635,413	1,635,413	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	343,862	343,862	—	—
Nomura Securities International, Inc.	1,635,413	1,635,413	—	—
RBC Dominion Securities, Inc.	1,635,413	1,635,413	—	—

Totals	$6,885,514	$6,885,514	—	—

Pictet International
Citigroup Global Markets, Inc.	$6,967,560	$6,967,560	—	—
HSBC Securities USA, Inc.	6,967,560	6,967,560	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,464,719	1,464,719	—	—
Nomura Securities International, Inc.	6,967,560	6,967,560	—	—
RBC Dominion Securities, Inc.	6,967,560	6,967,560	—	—

Totals	$29,334,959	$29,334,959	—	—

15. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. Management is currently evaluating the impact, if any, of applying ASU 2018-13.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

Notes to Financial Statements (continued)

16. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the Board approved plan to liquidate Guardian Capital Global Dividend Fund and Lake Partners LASSO Alternatives Fund. The liquidation is expected to occur on or about January 25, 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds IV and Shareholders of AMG Managers Fairpointe ESG Equity Fund, AMG River Road Focused Absolute Value Fund, AMG Managers Montag & Caldwell Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund, AMG GW&K U.S. Small Cap Growth Fund, AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG River Road Long-Short Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Pictet International Fund and AMG Managers Value Partners Asia Dividend Fund:

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Funds IV and Shareholders of AMG Managers Fairpointe ESG Equity Fund, AMG River Road Focused Absolute Value Fund, AMG Managers Montag & Caldwell Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund, AMG GW&K U.S. Small Cap Growth Fund, AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG River Road Long-Short Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Pictet International Fund and AMG Managers Value Partners Asia Dividend Fund (constituting AMG Funds IV, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions. The financial highlights for the periods ended from October 31, 2014 through October 31, 2015 for the Funds were audited by another independent registered public accounting firm whose report dated December 22, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 26, 2018

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

The Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017/2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2018:

AMG Managers Pictet International Fund

•	The total amount of taxes paid and income sourced from foreign countries was $4,461,298 and $53,619,922, respectively.

AMG Managers Value Partners Asia Dividend Fund

•	The total amount of taxes paid and income sourced from foreign countries was $27,158 and $379,224, respectively.

Pursuant to section 852 of the Internal Revenue Code, the Funds each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2018, or if subsequently determined to be different, the net capital gains of such period as follows:

Fund	Amount
River Road Focused Absolute Value	$880,256
Montag & Caldwell Growth	100,074,818
River Road Dividend All Cap Value	38,745,478
River Road Dividend All Cap Value II	5,756,921
Fairpointe Mid Cap	257,609,647
River Road Small-Mid Cap Value	4,886,827
River Road Small Cap Value	32,632,718

Fund	Amount
Silvercrest Small Cap	$22,942,700
GW&K U.S. Small Cap Growth	5,101,398
Lake Partners LASSO Alternatives	1,992,715
Guardian Capital Global Dividend	127,391
Pictet International	74,102,778
Value Partners Asia Dividend	200,531

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2016	Bruce B. Bingham, 70
• Oversees 59 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2016	Edward J. Kaier, 73
• Oversees 59 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 55
• Oversees 61 Funds in Fund Complex	Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 68
• Oversees 59 Funds in Fund Complex	Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013	Richard F. Powers III, 72
• Oversees 59 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 60
• Trustee since 2000 • Oversees 61 Funds in Fund Complex	Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 53
• Oversees 61 Funds in Fund Complex	Adjunct Professor, Babson College (2007 – Present).

• Trustee since 2016	Thomas R. Schneeweis, 71
• Oversees 59 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 66
• Oversees 61 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 53
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017	John A. Starace, 48
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017	Christopher R. Townsend, 51
Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016	Maureen A. Meredith, 33
Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund (formerly AMG Managers Fairpointe Focused Equity Fund), AMG Managers Fairpointe Mid Cap Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund, AMG GW&K U.S. Small Cap Growth Fund and AMG Managers Value Partners Asia Dividend Fund: Approval of Investment Advisory and Sub-Investment Advisory Agreements on June 27-28, 2018

At an in-person meeting held on June 27-28, 2018, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Advisory Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund (formerly AMG Managers Fairpointe Focused Equity Fund), AMG Managers Fairpointe Mid Cap Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund, AMG GW&K U.S. Small Cap Growth Fund and AMG Managers Value Partners Asia Dividend Fund (each, a “Fund,” and collectively, the “Funds”) and separately Amendment No. 1 thereto dated October 1, 2016 (collectively, the “Investment Advisory Agreement”) and (ii) each Sub-Investment Advisory Agreement, as amended at any time prior to the date of the meeting, with the applicable Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Advisory Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 27-28, 2018, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisers under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Advisory Agreement and supervising each Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by each Subadviser of its obligations to a Fund, including, without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to or replacements of any Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Advisory Agreement and applicable law. With respect to AMG GW&K U.S. Small Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund, the Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Advisory Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for certain Funds, as described below. The Trustees also considered the Investment Manager’s risk management processes.

For each Fund, the Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadviser, its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at each Subadviser with portfolio management responsibility for a Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement(s). The Trustees also considered each Subadviser’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s Investment Strategy. The Board noted

the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made from River Road Asset Management, LLC (“River Road”) and GW&K Investment Management, LLC (“GW&K”) to the Investment Manager, and any other payments made or to be made from the Investment Manager to River Road and GW&K. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for AMG GW&K U.S. Small Cap Growth Fund, AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River

Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG Managers Silvercrest Small Cap Fund and AMG Managers Value Partners Asia Dividend Fund.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks, and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to maintain contractual expense limitations for certain Funds, as described above, from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Advisory Agreement and supervising each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that, as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the fee payable by the Investment Manager to each of DoubleLine Capital LP, Fairpointe Capital LLC, Guardian Capital LP, Lake Partners, Inc., LMCG Investments, LLC, Montag & Caldwell, LLC, Pictet Asset Management Limited, Silvercrest Asset Management Group LLC and Value Partners Hong Kong, Limited (each, an “Unaffiliated Subadviser” and collectively, the “Unaffiliated Subadvisers”), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Unaffiliated Subadvisers. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Unaffiliated Subadvisers, including, among others, the indirect benefits that each Unaffiliated Subadviser may receive from its relationship with a Fund, including any so-called “fallout benefits” to the Unaffiliated Subadvisers, such as reputational value derived from the Unaffiliated Subadvisers serving as Subadviser to a Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each Unaffiliated Subadviser and the profitability to each Unaffiliated Subadviser of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by each of the Unaffiliated Subadvisers to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to each of GW&K and River Road, the Trustees noted that each of GW&K and River Road is an affiliate of the Investment Manager, and the Trustees reviewed information regarding the cost to GW&K and River Road, respectively, of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees noted that, because each of GW&K and River Road is an affiliate of the Investment Manager, a portion of GW&K’s and River Road’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. With respect to each applicable Fund, the Board also took into account management’s discussion of the subadvisory fee structure, and the services each of GW&K and River Road provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to each of GW&K and River Road is reasonable and that neither GW&K nor River Road is realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each applicable Fund, the Investment Manager and each Subadviser.

AMG Managers DoubleLine Core Plus Bond Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Class I shares’ inception on July 18, 2011 through March 31, 2018 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed the Fund Benchmark and its Peer Group for all relevant time periods. The Trustees also noted that Class I shares of the Fund ranked in the top decile relative to its Peer Group for all relevant time periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.61%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Fairpointe ESG Equity Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2018 and for the period from the Class I shares’ inception on December 24, 2014 through March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees also noted that the Fund changed its investment strategy to follow an ESG mandate in 2017 and took into account the Fund’s relatively short performance history with its current investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.82%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Fairpointe Mid Cap Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P MidCap 400® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Guardian Capital Global Dividend Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2018 and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Lake Partners LASSO Alternatives Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Class I shares’ inception on April 1, 2009 through March 31, 2018 was above, below, below, and below, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the HFRX Equity Hedge Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees also noted the Fund’s more recent improved performance relative to its Peer Group. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.09%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

The Board considered that the Fund, as a fund of funds, invests primarily in other investment companies. The Board noted that the Fund historically has invested in underlying funds outside of the AMG Funds Family of Funds. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, and separately a majority of the Independent Trustees, found that the advisory fees charged with respect to the Fund under the Investment Advisory Agreement are for services provided in addition to, and are not duplicative of, the services provided under the advisory contracts of any underlying funds in which the Fund is eligible to invest.

AMG Managers LMCG Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Class N shares’ inception on November 3, 2010 through March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.03%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Montag & Caldwell Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2018 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Pictet International Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund with that inception date) for the 1-year and 3-year periods ended March 31, 2018 and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2018 was below, above and above, respectively, the median performance of the Peer Group and below, above, and above, respectively, the performance of the Fund Benchmark, the MSCI EAFE Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that Class I shares of the Fund ranked in the top decile relative to the Peer Group for the 3-year period and in the first quartile relative to the Peer Group for the period from inception through March 31, 2018. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019 to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.98%. The Trustees noted that the Investment Manager replaced the Fund’s expense limitation in 2017 with a lower expense limitation, subject to later reimbursement by the Fund in certain circumstances. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.
AMG River Road Dividend All Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Dividend All Cap Value Fund II

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the Class I shares’ inception on June 27, 2012 through March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Focused Absolute Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2018 and for the period from the Fund’s inception on November 3, 2015 through March 31, 2018 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Class I shares of the Fund outperformed its Peer Group and the Fund Benchmark for all relevant time periods. The Trustees noted that Class I shares of the Fund ranked in the top quintile relative to its Peer Group for the period from inception through March 31, 2018. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.71%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Long-Short Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Class N shares’ inception on May 4, 2011 through March 31, 2018 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.12%. The Trustees noted that the Investment Manager reduced the Fund’s expense limitation in 2017. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Small-Mid Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was above the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2500® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, noting that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year and 3-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.04%. The Trustees noted that the Investment Manager reduced the Fund’s expense limitation in 2017. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Small Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance. The Trustees also noted that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 3-year period and in the top quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager) and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Silvercrest Small Cap Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Class I shares’ inception on December 27, 2011 through March 31, 2018 was below, above, above and below, respectively, the median performance of the Peer Group and below, below, above and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Class I shares’ outperformance of the Peer Group for the 3-year and 5-year periods and the reasons for the Fund’s more recent underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.08%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG GW&K U.S. Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was above, below, below and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees also noted the Fund’s more recent improved performance relative to its Peer Group. The Trustees specifically noted the change in the Fund’s Subadviser in February 2016 and that the performance record prior to that time reflects that of the prior Subadviser. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.90%. The Trustees noted that the Investment Manager reduced the Fund’s expense limitation in 2017. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Value Partners Asia Dividend Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2018 and for the period from the Fund’s inception on December 16, 2015 through March 31, 2018 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI AC Asia ex Japan Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Class I shares’ outperformance of the Peer Group for all relevant time periods. The Trustees concluded

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.15%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the

Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Advisory Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Advisory Agreement and the applicable Subadvisory Agreement; (b) each Subadviser’s Investment

Strategy is appropriate for pursuing the applicable Fund’s investment objective(s); and (c) the Investment Manager and each Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Advisory Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27-28, 2018, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Advisory and the Subadvisory Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	229

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	103118 AR082

Item 2.	Code of Ethics.

Registrant has adopted a Code of Ethics. See attached exhibit (a) (1).

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $496,037 for 2018 and $488,480 for 2017.

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a). Tax Fees

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $98,939 for 2018 and $105,265 for 2017.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax return, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)

(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Funds and Fund Service Providers for each of the last two fiscal years of the registrant was $148,439 for 2018 and $186,115 for 2017. For the fiscal year ended October 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $80,850 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	Exhibits.

(a)(1) Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS IV

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 7, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 7, 2019